UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of principal executive offices)

Robin S. Yonis
Vice President and Investment Counsel of
Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004–December 31, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2004

Annual
Report

Pacific Select Fund

TABLE OF CONTENTS

PACIFIC SELECT FUND

Chairman’s Letter	A-1
Performance Discussion	A-2
Disclosure of Fund Expenses	B-1
Schedules of Investments and Notes	C-1
Financial Statements:
Statements of Assets and Liabilities	D-1
Statements of Operations	D-5
Statements of Changes in Net Assets	D-9
Financial Highlights	E-1
Notes to Financial Statements	F-1
Report of Independent Registered Public Accounting Firm	G-1
Trustees and Officers Information	H-1
Special Meetings of Shareholders	H-3
Where to Go for More Information	I-1

PACIFIC SELECT FUND

Dear Shareholders:

     We are pleased to share with you the Pacific Select Fund (the Fund) Annual Report dated December 31, 2004. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries.

     Pacific Life, as adviser to the Fund (the Adviser), manages two of the portfolios of the Fund and has engaged other firms to serve as portfolio managers under Pacific Life’s supervision for twenty-nine of the portfolios of the Fund. The portfolio managers as of December 31, 2004 are listed below:

Portfolio Manager	Portfolio
A I M Capital Management, Inc. (AIM)	Blue Chip Aggressive Growth
Capital Guardian Trust Company (Capital Guardian)	Diversified Research
Goldman Sachs Asset Management, L.P. (Goldman Sachs)	Short Duration Bond I-Net Tollkeeper SM (Concentrated Growth effective February 1, 2005)
INVESCO Institutional (N.A.), Inc. (INVESCO)	Financial Services Health Sciences Technology
Janus Capital Management LLC (Janus)	Focused 30 Growth LT
Lazard Asset Management LLC (Lazard)	Mid-Cap Value
International Value
MFS Investment Management (MFS)	Capital Opportunities International Large-Cap
Mercury Advisors (Mercury)	Equity Index Small-Cap Index
OppenheimerFunds, Inc. (Oppenheimer)	Multi-Strategy Main Street® Core Emerging Markets
Pacific Investment Management Company LLC (PIMCO)	Inflation Managed Managed Bond
PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P. (PIMCO Advisors-NFJ)	Small-Cap Value
Pacific Life	Money Market High Yield Bond
Putnam Investment Management, LLC (Putnam)	Equity Income Equity Aggressive Equity
Salomon Brothers Asset Management Inc (Salomon)	Large-Cap Value
Van Kampen	Comstock Real Estate Mid-Cap Growth

     We’ve prepared the enclosed investment results for each of the portfolios, other than the Money Market Portfolio, for the past twelve months. Each of the portfolio managers has prepared a discussion regarding the performance of the portfolios they manage, including commentary discussing positive and negative factors affecting performance.

     We appreciate your confidence and look forward to serving your financial needs in the years to come.

Sincerely,

Thomas C. Sutton

Chairman of the Board
Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

Blue Chip Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Blue Chip Portfolio returned 4.65%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Blue Chip Portfolio**	4.65%	-0.95%	-5.69%
S&P 500 Index*	10.87%	3.58%	-0.52%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted gains, and the U.S. economy grew at a healthy pace. Following a swift and decisive conclusion to the presidential election, the markets surged, after posting only modest gains in the months prior. For the year, the Dow Jones Industrial Average (DJIA) was up 5.40%*, the NASDAQ Composite Stock Index (NASDAQ) was up 8.59%*, and the S&P 500 Index was up 10.87%*. Gross domestic product (GDP) growth for the third quarter was revised to 4.0%, which was slightly ahead of expectations. Estimates for fourth quarter GDP growth have ranged between 3 to 4%.

     Manufacturing activity was robust as the widely recognized Institute for Supply Management (ISM) index, a measure of manufacturing activity, remained above 60 in the first half of the year, and after declining slightly, it stayed well above the expansion level of 50 in the second half of the year, which is consistent with steady economic growth. Within these reports, the employment component of the index showed signs of consistent improvement. In fact, the overall employment picture improved throughout the year as the unemployment rate fell to 5.40% by the end of December. Job creation improved in 2004, although the payroll figures were volatile, ranging dramatically from month to month.

     Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board’s Index of Consumer Confidence finished the year at 102.3, off its July peak, but still quite strong due to a positive consumer outlook.

     Consumer spending also remained healthy, despite rising energy costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained healthy throughout the year even as a series of interest rate increases began in June.

     The portfolio’s investment strategy blends two complimentary investment disciplines with a focus on quality market leaders. We at AIM seek companies with attractive growth profiles, focusing on sustainable, long-term earnings growth. We also seek companies that are trading at attractive valuations relative to their earnings fundamentals and growth prospects. Finally, we focus on high-quality companies that are well-established market leaders, with solid financial positions and strong business franchises. On average, the portfolio held overweight positions in the information technology (IT) and industrials sectors, and held underweight positions in consumer staples, energy, financials, telecommunication services, and utilities relative to the S&P 500 Index.

     In terms of sectors, the portfolio’s underperformance relative to its benchmark was largely due to holdings in IT, as this was the worst performing sector in 2004. Stock selections in the financials sector also hurt performance when compared to the S&P 500 Index. Energy stocks performed very well during the year due to the increasing price of oil, but the portfolio’s underweight position versus the benchmark in this sector detracted from relative performance. The portfolio’s overweight position in the industrials sector helped performance compared to the benchmark, as did good stock picks in health care. On an absolute basis, the industrials sector contributed the most to the portfolio’s overall return followed by consumer discretionary and financials stocks.

     Over the past year, the value style of investing continued to significantly outperform growth and small- and mid-capitalization stocks continued to outperform large-capitalization stocks. This environment also worked against the portfolio, as it maintains a consistent, disciplined approach of seeking out high quality, large-capitalization growth companies that are reasonably priced.

     The top five contributors to the portfolio’s return for the year were Exxon Mobil Corp., UnitedHealth Group Inc., General Electric Co., Tyco International Ltd., and Dell Inc. The bottom five detractors were Pfizer Inc., Intel Corp., Cisco Systems Inc., VERITAS Software Corp., and Viacom Inc.

Aggressive Growth Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Aggressive Growth Portfolio returned 11.88%**, compared to a 15.48%* return for its benchmark, the Russell Midcap Growth Index, and 14.59%* for the Russell 2500 Growth Index.

See explanation of symbols on A-24

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Average Annual Total Return as of December 31, 2004

			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Aggressive Growth Portfolio**	11.88%	3.25%	-3.06%
Russell Midcap Growth Index*	15.48%	6.16%	-1.14%
Russell 2500 Growth Index*	14.59%	5.93%	1.47%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted gains, and the U.S. economy grew at a healthy pace. Following a swift and decisive conclusion to the presidential election, the markets surged, after posting only modest gains in the months prior. For the year, the DJIA was up 5.40%*, the NASDAQ was up 8.59%*, and the S&P 500 Index was up 10.87%*. GDP growth for the third quarter was revised to 4.0%, which was slightly ahead of expectations. Estimates for fourth quarter GDP growth have ranged between 3 to 4%.

     Manufacturing activity was robust as the widely recognized ISM index, a measure of manufacturing activity, remained above 60 in the first half of the year, and after declining slightly, it stayed well above the expansion level of 50 in the second half of the year, which is consistent with steady economic growth. Within these reports, the employment component of the index showed signs of consistent improvement. In fact, the overall employment picture improved throughout the year as the unemployment rate fell to 5.40% by the end of December. Job creation improved in 2004, although the payroll figures were volatile, ranging dramatically from month to month.

     Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board’s Index of Consumer Confidence finished the year at 102.3, off its July peak, but still quite strong due to a positive consumer outlook.

     Consumer spending also remained healthy, despite rising energy costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained healthy throughout the year even as a series of interest rate increases began in June.

     In terms of sectors, the portfolio’s underperformance versus the Russell Midcap Growth Index was largely due to stock selection in the consumer discretionary sector. Within this sector, the portfolio’s underweight positions in hotels, restaurants, and leisure and household durable stocks detracted the most from performance when compared to the benchmark. The portfolio’s underweight position in the energy sector also hurt relative performance, as this sector performed very well during the year. A lack of exposure to consumer staples stocks detracted from relative performance as well. The industrials and IT sectors helped the portfolio when compared to the Russell Midcap Growth Index. Within IT, the IT services industry contributed the most to relative performance. In absolute terms, the health care sector made the largest contribution to the portfolio’s overall return. Companies in the industrials and financials sectors also made significant contributions to performance on an absolute basis during the year.

     During the year, the portfolio’s holdings in health care and materials stocks were increased, and holdings in consumer discretionary, energy, financials, and industrials stocks were decreased.

     The top five contributors for the year were Alliance Data Systems Corp., Caremark Rx, Inc., Fisher Scientific International, Inc., Investors Financial Services Corp., and Textron, Inc. The bottom five detractors were Corinthian Colleges, Inc., Taro Pharmaceutical Industries, Ltd., VERITAS Software Corp., Career Education Corp., and Entercom Communications Corp.

Diversified Research Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Diversified Research Portfolio returned 11.20%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

			Since
			Inception
	1 Year	3 Years	(1/3/00)~
Diversified Research Portfolio**	11.20%	3.79%	3.69%
S&P 500 Index*	10.87%	3.58%	-2.30%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Late October marked a peak in oil prices and the start of a rally for U.S. stocks. As oil prices declined, stocks steadily rose, ending the period with the broad indices up around 9%. This brought year-to-date portfolio returns, which were nearly flat at the end of the third quarter, well into positive territory. In addition to falling energy prices, stocks were supported by the conclusion of the presidential election, a spate of mergers and acquisitions (primarily in software, telecommunications and health care), and healthy economic data, including a continued gradual improvement in job creation and income growth.

     The best-returning sectors for the year were energy, supported by high oil prices, utilities and telecommunication services. The health care sector was the weakest sector for the year. This was primarily driven by growing public debate about drug safety that impacted several of the large pharmaceuticals companies in the index. Elsewhere, IT and consumer staples also underperformed the market during the year.

     The Federal Reserve Board (Fed) slowly raised short-term interest rates during the year continuing its move toward a more neutral monetary policy.

     Stock selection within the financials sector was the top contributor to portfolio performance for the year. SLM Corp. was the top performing stock in this sector. Growth at SLM has been supported by higher loan volumes (more students) and ever-rising tuition rates and ended the year as the

See explanation of symbols on A-24

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

portfolio’s largest position. Bank One Corp. was also a top contributor to portfolio performance within the financials sector for the year.

     Stock selection within the telecommunication services sector was the second largest contributor to portfolio returns for the year. Performance in this area was driven primarily by the portfolio’s holdings in Sprint Corp-PCS Group and Sprint Corp-FON Group. The merger of these two companies into Sprint Corp. was looked on as a positive by the market and the stock ended the year up significantly. Sprint Corp. ended the year as the fifth largest position in the portfolio.

     The consumer staples sector in the index underperformed the market, but portfolio holdings did better on average and was the third largest contributor to performance for the year. Performance results for the portfolio in this sector were driven by Costco Wholesale Corp., Altria Group, Inc. and Kimberly-Clark Corp.

     Elsewhere, an overweight to the energy sector versus the benchmark and stock selection in the industrials sector had a positive impact on portfolio performance.

     The top overall detractor for the year was stock selection in the health care sector, primarily within the portfolio’s holdings in the pharmaceuticals industry. Despite strength in prior years, several of the portfolio’s top holdings suffered setbacks in 2004. United Kingdom (U.K.) drug giant AstraZeneca PLC was the top overall relative detractor to portfolio performance for the year after several of their new drugs came under fire by regulators. Despite the stock’s underperformance, we at Capital Guardian feel that investors’ macro/political concerns regarding health care costs, the Federal budget deficit and drug pricing are already reflected in drug stock valuations. While there has been some trimming of AstraZeneca PLC, it ended the year as the sixth largest position in the portfolio. Another drug company that detracted from portfolio results in 2004 was Forest Laboratories, Inc. At Forest Laboratories, results were dampened by concerns over generic competitors to their anti-depressant drug Celexa. While the drug’s earnings stream may be depressed by the introduction of generic versions to the marketplace, in managing the portfolio we continue to find the company’s valuations compelling and it remains a top holding in the portfolio.

     Elsewhere within the portfolio, stock selection in the consumer discretionary and materials sectors detracted from results for the year.

Short Duration Bond Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Short Duration Bond Portfolio returned 1.21%**, compared to a 0.91%* return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

Average Annual Total Return as of December 31, 2004

		Since
		Inception
	1 Year	(5/1/03)
Short Duration Bond Portfolio**	1.21%	1.30%
Merrill Lynch 1-3 Year Treasury Index*	0.91%	1.21%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Treasury yield curve flattened dramatically in 2004, with shorter and intermediate term yields rising and longer-term yields falling. Consequently, the long-end of the curve (ten years and longer) significantly outperformed the short to intermediate portion of the curve. Short-term interest rates rose in response to the Fed’s cumulative 125 basis point increase in the Federal Funds rate, and longer-term rates fell on the back of mixed economic data and continued geopolitical uncertainty.

     At the beginning of the period, payroll growth remained weaker than projections and Treasury yields rallied in response as the market continued to react to the prospects of a jobless recovery. However, the market tone changed in the second quarter. A series of unexpectedly strong monthly non-farm payroll data releases and evidence of inflationary pressures sparked increased optimism of economic growth and drove a sell-off across the broader fixed income market. In June, the Fed raised the overnight lending rate by 25 basis points to 1.25%, its first rate hike since April 2000. The markets then turned to rising oil prices as a general theme during the summer months leading into fall, interpreting rising energy prices as a check on growth rather than inflationary. Rising oil prices stemmed from supply uncertainty, hurricane weather, and continued violence in Iraq. Nevertheless, the year ended on a positive note with labor markets showing healthy 2004 gains. The Federal Funds rate closed the year at 2.25%.

     Sector and security selection strategies were the primary drivers of portfolio performance over the period, while duration strategies benefited to a lesser extent. Over the period, we at Goldman Sachs tactically managed the portfolio’s duration relative to its benchmark. In managing the portfolio, we held a short duration bias for much of the period based on our belief that rates would trend higher. While this strategy benefited portfolio performance in the latter part of the year, it was a drag on returns in the second quarter as economic data came in weaker than expected, pushing yields lower. The portfolio’s exposure to mortgages, asset-backed and agency securities benefited performance as these sectors performed well in 2004. In addition, strong security selection within the mortgage sector also contributed to portfolio returns. In particular, selection of adjustable rate mortgages (ARMs), and low duration collateralized mortgage obligations (CMOs) were key contributors to portfolio performance. Within the asset-backed sector, the portfolio’s recent focus on home equity floating rate securities benefited returns as it offered attractive value relative to other sub-sectors of the collateral market. In managing the portfolio, we continue to seek exposure for the portfolio to lower risk mortgage securities and emphasize buying current coupon fifteen-year and premium CMOs and ARMs with attractive option-adjusted spreads.

See explanation of symbols on A-24

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

I-Net Tollkeeper Portfolio SM

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the I-Net Tollkeeper Portfolio returned 12.66%**, compared to 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

			Since
			Inception
	1 Year	3 Years	(5/1/00)
I-Net Tollkeeper Portfolio**	12.66%	-0.32%	-15.94%
S&P 500 Index*	10.87%	3.58%	-2.29%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Following strong U.S. equity market performance in 2003, the major indices traded in a relatively narrow range until the end of October 2004 when the markets rallied sharply. A major catalyst for the appreciation was President Bush’s re-election. Oil prices were a focal point throughout the year. Although it was volatile, the price of oil ultimately retreated from its record highs and provided a stimulus to the markets late in the year. The U.S. dollar’s weakness captured headlines, as it continued to trade at or near record lows versus the euro. Leading the markets this year were economically-sensitive and commodity-based businesses. As such, the strongest performing sectors in the portfolio were energy, utilities, and cyclicals.

     The stocks of high-quality technology companies in the portfolio performed well. Contributors to the portfolio’s performance included QUALCOMM, Inc. and Crown Castle International Corp. QUALCOMM’s stock performed very well during 2004. Demand for third generation wireless capability, which wholly depends on the Code-Division Multiple Access (CDMA) technology QUALCOMM licenses, continues to increase. Elsewhere, after a very strong 2003, shares of Crown Castle International Corp. continued to climb in 2004 after it reported tower revenues were up 19% year-over-year and raised 2004 earnings guidance. Crown Castle is the largest firm in the international tower consolidation business. We at Goldman Sachs believe demand for tower space stems from the proliferation of traditional wireless services, such as cellular and personal communication services (PCS), and also from demand for new services, including two-way paging, digital TV, digital radio, and picture messaging.

     The portfolio’s exposure to the media sector hurt portfolio performance during the year. Clear Channel Communications, Inc. and Viacom, Inc. had a negative impact to portfolio performance, as companies exposed to the radio market underperformed versus the benchmark. Local radio companies continued to perform reasonably well, growing revenues by a low single-digit rate over the year. In fact, local radio revenues were flat or up every month in 2004. However, national radio struggled as automotive, retailers, and telecommunications companies spent less money in 2004 in comparison to 2003. This was partially due to structural issues, such as poor automotive sales, but also due to economic reasons, as national advertising tends to be more cyclical. In managing the portfolio, we remain confident that Clear Channel’s business can rebound as it made changes to its advertising structure, which we feel should result in less ad time and firmer pricing.

Financial Services Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Financial Services Portfolio returned 8.72%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Financial Services Portfolio**	8.72%	6.21%	2.66%
S&P 500 Index*	10.87%	3.58%	-0.52%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted gains, and the U.S. economy grew at a healthy pace. Following a swift and decisive conclusion to the presidential election, the markets surged, after posting only modest gains in the months prior. For the year, the DJIA was up 5.40%*, the NASDAQ was up 8.59%*, and the S&P 500 Index was up 10.87%*. GDP growth for the third quarter was revised to 4.0%, which was slightly ahead of expectations. Estimates for fourth quarter GDP growth have ranged between 3 to 4%.

     Manufacturing activity was robust as the widely recognized ISM index, a measure of manufacturing activity, remained above 60 in the first half of the year, and after declining slightly, it stayed well above the expansion level of 50 in the second half of the year, which is consistent with steady economic

See explanation of symbols on A-24

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

growth. Within these reports, the employment component of the index showed signs of consistent improvement. In fact, the overall employment picture improved throughout the year as the unemployment rate fell to 5.40% by the end of December. Job creation improved in 2004, although the payroll figures were volatile, ranging dramatically from month to month.

     Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board’s Index of Consumer Confidence finished the year at 102.3, off its July peak, but still quite strong due to a positive consumer outlook. Consumer spending also remained healthy, despite rising energy costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained healthy throughout the year even as a series of interest rate increases began in June.

     The portfolio seeks to create wealth over the long term by focusing its investments in two opportunities that have historically resulted in superior investment performance in the financial sector: common stocks of 1) financial companies trading at a significant discount to intrinsic value because of excessive short-term investor pessimism, and 2) reasonably valued financial companies with management teams that demonstrate superior capital discipline as evidenced by an ability and willingness to return excess capital to shareholders in the form of dividends or share repurchases.

     The financials sector posted a significant gain, however many other sectors in the overall market outpaced it in 2004. Within the financials sector, the portfolio was concentrated in the capital markets, commercial banking, and insurance industries. Diversified banks within the commercial banking industry made the largest contribution to overall portfolio performance for the year. Asset managers and custody banks and consumer finance companies also contributed significantly to the portfolio’s overall return. In contrast, holdings in the insurance industry, namely insurance brokers, detracted from portfolio performance in 2004.

     The top five contributors to the portfolio’s return for the year were Capital One Financial Corp., Bank of America Corp., Prudential Financial Inc., Safeco Corp., and Wachovia Corp. The bottom five detractors were Marsh & McLennan Cos. Inc., Aon Corp., State Street Corp., Ameritrade Holding Corp., and Fifth Third Bancorp.

Health Sciences Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Health Sciences Portfolio returned 7.54%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Health Sciences Portfolio**	7.54%	1.78%	-0.68%
S&P 500 Index*	10.87%	3.58%	-0.52%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted gains, and the U.S. economy grew at a healthy pace. Following a swift and decisive conclusion to the presidential election, the markets surged, after posting only modest gains in the months prior. For the year, the DJIA was up 5.40%*, the NASDAQ was up 8.59%*, and the S&P 500 Index was up 10.87%*. GDP growth for the third quarter was revised to 4.0%, which was slightly ahead of expectations. Estimates for fourth quarter GDP growth have ranged between 3 to 4%.

     Manufacturing activity was robust as the widely recognized ISM index, a measure of manufacturing activity, remained above 60 in the first half of the year, and after declining slightly, it stayed well above the expansion level of 50 in the second half of the year, which is consistent with steady economic growth. Within these reports, the employment component of the index showed signs of consistent improvement. In fact, the overall employment picture improved throughout the year as the unemployment rate fell to 5.40% by the end of December. Job creation improved in 2004, although the payroll figures were volatile, ranging dramatically from month to month.

     Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board’s Index of Consumer Confidence finished the year at 102.3, off its July peak, but still quite strong due to a positive consumer outlook. Consumer spending also remained healthy, despite rising energy costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained healthy throughout the year even as a series of interest rate increases began in June.

     In 2004, the health care sector posted a modest gain, but it was one of the worst performing groups in the overall market, as measured by the Russell 3000 Index. The portfolio was concentrated in pharmaceuticals stocks, and held large weightings in health care equipment, managed health care and biotechnology stocks.

     The managed health care industry was the largest positive contributor to the portfolio’s performance in 2004, as many of these stocks posted double-digit returns. Health care equipment and biotechnology stocks also had a positive impact on portfolio performance during the year. Pharmaceuticals stocks detracted from the portfolio’s performance as many of the largest companies, such as Merck & Co. Inc. and Pfizer Inc., suffered significant losses in 2004, due to questions about the safety of their arthritis drugs. Recent studies that found an increased risk of heart attacks were associated with patients taking high dosages of these medicines. Overall, the pharmaceuticals industry was one of the worst performing segments of the market in 2004.

     During much of the year, health care stocks, and the overall market faced significant headwinds. Large-capitalization pharmaceutical stocks have suffered from poor performance due to a number of recent studies calling into question the safety of Vioxx and Celebrex, two major brand name arthritis medications. Patent exposure, relatively thin product

See explanation of symbols on A-24

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

pipelines, and increased regulatory and litigation risk following Merck’s withdrawal of Vioxx are all additional headwinds for the industry. However, drug stocks historically outperform when the Fed is in a tightening phase, such as they are now. Indeed, it appears that most of these stocks are attractive from a risk/reward basis, given their dividend yields and historically low price/earnings (P/E) multiples. We at INVESCO believe that sentiment is extremely negative, therefore, these stocks appear to be undervalued, but they remain positive on the long-term prospects for the sector.

Technology Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Technology Portfolio returned 3.66%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Technology Portfolio**	3.66%	-7.44%	-17.27%
S&P 500 Index*	10.87%	3.58%	-0.52%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted gains, and the U.S. economy grew at a healthy pace. Following a swift and decisive conclusion to the presidential election, the markets surged, after posting only modest gains in the months prior. For the year, the DJIA was up 5.40%*, the NASDAQ was up 8.59%*, and the S&P 500 Index was up 10.87%*. GDP growth for the third quarter was revised to 4.0%, which was slightly ahead of expectations. Estimates for fourth quarter GDP growth have ranged between 3 to 4%.

     Manufacturing activity was robust as the widely recognized ISM index, a measure of manufacturing activity, remained above 60 in the first half of the year, and after declining slightly, it stayed well above the expansion level of 50 in the second half of the year, which is consistent with steady economic growth. Within these reports, the employment component of the index showed signs of consistent improvement. In fact, the overall employment picture improved throughout the year as the unemployment rate fell to 5.40% by the end of December. Job creation improved in 2004, although the payroll figures were volatile, ranging dramatically from month to month.

     Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board’s Index of Consumer Confidence finished the year at 102.3, off its July peak, but still quite strong due to a positive consumer outlook.

     Consumer spending also remained healthy, despite rising energy costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained healthy throughout the year even as a series of interest rate increases began in June.

     In 2004, the IT sector posted losses, and it was the worst performing sector in the overall market, as measured by the Russell 3000 Index. The portfolio was concentrated in the software, semiconductor, and communications equipment industries. During the year, the total number of holdings in the portfolio was reduced, and as a result, positions in the communications equipment, software, semiconductor, media, telecommunications and electronic equipment industries decreased. During this time period, exposure to the IT services and Internet software and services industries was increased.

     In 2004, the semiconductor industry was the worst performing industry within the IT sector in the market, as measured by the Russell 3000 Index. Likewise, semiconductor stocks were the largest detractors from the portfolio’s performance during the year, as shares of Intel Corp. and Xilinx Inc. in particular, posted disappointing losses. Holdings in the electronic equipment and instruments industry also detracted from performance. Computer hardware stocks positively contributed to the portfolio’s performance in 2004, most of which can be attributed to Apple Computer, Inc., whose shares soared due to strong sales of its iPod portable music device. Communications equipment stocks also positively contributed to performance in 2004.

Focused 30 Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Focused 30 Portfolio returned 14.85%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

			Since
			Inception
	1 Year	3 Years	(10/2/00)~
Focused 30 Portfolio**	14.85%	4.87%	-4.41%
S&P 500 Index*	10.87%	3.58%	-2.38%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The portfolio outperformed its benchmark, the S&P 500 Index, during the period. This outperformance was fueled by strong returns in the financial services and consumer discretionary sectors. Meanwhile, relative areas of weakness for the portfolio included holdings in the consumer staples and health care sectors.

     Economic expectations strengthened in the first half of the year, but cooled during the second half, muted by a modest slowing of economic activity, a gradual rise in interest rates, and record high oil prices. Believing that the early excitement pushed valuations too high in sectors such as IT, positions in the portfolio were selectively reduced and the proceeds were redeployed into what we at Janus deem to be more attractive areas. While other investors debated whether more stable companies offered better prospects than more aggressive cyclical stocks, the portfolio’s focus remained on what we believe are fundamentally sound companies built to execute regardless of the macroeconomic picture. The portfolio’s strategy encompassed a strong complement of international stocks, which tended to offer better valuations and growth potential during the period relative to domestic companies.

     The portfolio enjoyed strong gains from Chicago Mercantile Exchange Holdings, Inc., operator of a leading marketplace for stock options, commodity futures and other financial products. As trading volumes have surged, the company has demonstrated strong operating leverage. Growth in new products and growth in new users are combining to strengthen the virtuous circle of being the primary pool of liquidity for mitigating multiple risks. As the stock advanced through 2004, the portfolio’s position was modestly trimmed, but we still consider the valuation reasonable considering the tremendous competitive position and growth prospects.

     Elsewhere in the financial services space, commercial lender CapitalSource Inc. continued to deliver on expectations. CapitalSource’s ability to deliver rapid decisions and creative financing fills a need in the loan space below which the large commercial banks operate. The company generated $1.5 billion in new loans in 2004 with good yield and strong credit quality. We believe growth in CapitalSource’s assets should drive improved equity returns as the company’s infrastructure is capable of handling significant loan growth with minimal incremental cost.

     A long-term holding in the portfolio, stock photography licensor Getty Images, Inc., was trimmed as the risk-reward tradeoff made a smaller position size more appropriate. Strong secular growth in use of its convenient web portal by advertisers and other customers continues to drive operating results and the stock.

     Among the portfolio’s biggest detractors during the period was the Swedish personal products company Oriflame Cosmetics SA. Still recovering from a second-quarter disappointment, the company has expressed optimism that fourth-quarter sales have been good across the board and acknowledged that it’s been smarter about pricing. We’re eager to see how the period pans out, although we reduced the portfolio’s stake to a position size that we feel better reflects the volatility of the business.

     Meanwhile, the portfolio’s stake in Align Technology Inc. (Align), the developer of brace-free teeth-straightening devices, was reduced. A decline in television advertising, attributable to political campaigns buying up much of the remnant commercial inventory that Align generally purchases, stemmed demand in orthodontic circles and contributed to disappointing results. Although we’re most interested in Align for its penetration of dentists who don’t depend on advertising to drive new patient levels, management’s inability to reallocate resources on the fly was unsettling.

     We continue to find interesting investment opportunities despite the strong markets over the last two years – that is a testament to the strength of the Janus research effort. We remain focused on finding solid growth companies we believe are capable of delivering strong returns in any market environment.

Growth LT Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Growth LT Portfolio returned 10.40%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

	1 Year	5 Years	10 Years
Growth LT Portfolio**	10.40%	-10.34%	12.51%
S&P 500 Index*	10.87%	-2.30%	12.07%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Areas of weakness for the portfolio included the energy and IT sectors. The portfolio was underweight the former sector versus the S&P 500 Index, which was a strong area of the market during the period, and overweight the latter sector, which was a relatively weak area of the market. Meanwhile, the portfolio’s performance was aided by strong returns of a number of well-chosen health care stocks. Another area of strength for the portfolio was the industrials sector, where several of the holdings also posted impressive results.

     We at Janus continued to manage the portfolio for shareholders who want more aggressive long-term exposure to the equity markets. We tend to gravitate to companies that we believe have good growth trends and sustainable competitive advantages within the large- and mid-capitalization areas of the market. During this somewhat volatile period, we made a conscious effort to better balance the portfolio’s exposure across an assortment of sectors, with the intention of reducing the risk tied to the market’s frequent sector rotations.

     In a sector offering decidedly mixed returns, Internet services developer Yahoo! Inc. was a standout. In fact, Yahoo! contributed the largest gains to the portfolio’s performance during the period. The electronic media pioneer

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

has continued to benefit from online advertising growth as it takes market share from other promotional vehicles such as newspapers and radio. Additionally, a shift in focus from high-volume Internet advertising to high-revenue sponsored-search services has paid off.

     Starwood Hotels & Resorts Worldwide, Inc. (Starwood) moved ahead as interest in another leisure activity—travel—finally started to pick up three years after the September 11th terrorist attacks. With the discretionary income that a stronger economy affords them, Americans are flocking to foreign destinations as near as Canada and as far as India. At the same time, a weak dollar is attracting foreigners eager to visit big-draw East Coast cities like New York, Boston and Orlando. We are pleased to see that Starwood’s 700-plus hotels, operated under several brand names including St. Regis, Sheraton and Westin, are benefiting from this pent-up demand and the increasingly higher room rates that demand is driving.

     When facing market uncertainties, many investors turned to the steady earnings generators found in the health care service sector. One such holding was health insurer UnitedHealth Group, Inc., where fundamentals continued to improve as medical cost increases decelerated, reflecting lower hospital and prescription drug costs, and customer premiums edged higher. Also, despite slower employment growth, which typically leads to decreased enrollment growth, UnitedHealth managed incremental gains in membership.

     Among the portfolio’s biggest detractors was Synopsys, Inc., a company that sells design software to semiconductor manufacturers. Synopsys saw its shares plunge after several analysts downgraded the stock following management’s warning that results for the fiscal year would come in well below earlier forecasts. Although shares were extremely undervalued when we first invested, as Synopsys struggled with the terms of its licensing model, our research indicated the risk-reward tradeoff was still positive. Regrettably, this proved not to be the case and we liquidated the portfolio’s position.

     We also liquidated the portfolio’s position in Nokia OYJ. The leading cellular phone maker suffered a setback after it cautioned that second-quarter sales and earnings likely would come in below forecasts because of poor volumes and a product line dominated by lower-end models. Later, investors reacted negatively to a report that Nokia’s global market share fell about 5% over last year as competition heated up in the handset industry.

     Heading into 2005, the portfolio management team will continue to scour every corner of the market in search of exciting new investment ideas.

Mid-Cap Value Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Mid-Cap Value Portfolio returned 25.08%** compared to a 20.22%* return for its benchmark, the Russell Midcap Index.

Average Annual Total Return as of December 31, 2004

			Since
			Inception
	1 Year	5 Years	(1/4/99)~
Mid-Cap Value Portfolio**	25.08%	14.35%	12.78%
Russell Midcap Index*	20.22%	7.59%	9.30%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. U.S. stocks spent most of 2004 in a trading range as strong earnings growth was offset by concerns over rising interest rates and the sustainability of a global economic rebound. However, a rally following the U.S. presidential election drove equities to modest gains for the year. Energy stocks were strong during the year as oil prices rose sharply while technology stocks lagged as corporate spending on Internet Technology products has yet to significantly rebound. Mid-capitalization stocks handily outperformed large-capitalization stocks and slightly outperformed small-capitalization stocks during 2004.

     Stock selection in the consumer discretionary sector had a positive impact on the portfolio’s performance. Mandalay Resort Group’s (Mandalay) stock rose considerably after MGM MIRAGE announced a takeover bid for Mandalay. This acquisition by MGM MIRAGE creates the largest U.S. casino-resort company. Mandalay is a company that has consistently generated strong cash flow. Stock selection in health care also helped performance, as VISX, Inc. rose dramatically after the announcement that Advanced Medical Optics, Inc. would acquire it at a premium. Conversely, the portfolio’s performance was hurt by an underweight position versus the benchmark in utilities, as this defensive sector performed well during the year. An underweight position in financials also detracted from the portfolio’s returns.

     While the mid-capitalization market has now outperformed the large-capitalization market for the past few years, relative valuations are still only near average historical levels and, thus, we at Lazard believe that we may continue to see mid-capitalization stocks perform admirably over the course of 2005. Despite the quick market rally of the third and fourth quarters of 2004, earnings growth expectations for 2005 look reasonable as the domestic economy continues to expand and absolute valuations, while not at the significant discount of the past few years, are well within historical norms. We believe that the pickup in merger and acquisition activity that

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

was seen in 2004 should continue to be a positive backdrop for mid-capitalization performance in 2005.

International Value Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the International Value Portfolio returned 16.42%**, compared to a 20.25%* return for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.

Average Annual Total Return as of December 31, 2004

	1 Year	5 Years	10 Years
International Value Portfolio**	16.42%	-2.39%	5.40%
MSCI EAFE Index*	20.25%	-1.13%	5.62%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. International stocks spent most of 2004 in a trading range, as strong earnings growth was offset by concerns over rising interest rates, climbing oil prices, and the sustainability of the global economic rebound. However, stocks ended 2004 with their best quarterly performance of the year as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the definitive outcome of the U.S. presidential election. Energy stocks were strong during the year, since oil prices rose sharply, and utilities performed well as investors sought out yield in a low interest rate environment. In contrast, technology stocks lagged as corporate spending on IT products has yet to significantly rebound. Health care stocks were hurt by concerns over drug safety following Merck & Co. Inc.’s high profile recall of Vioxx. On a regional basis, European markets generally outperformed the U.S. markets, aided by the rising euro, while the Japanese market lagged the broad index based on concerns regarding the sustainability of the economic rebound.

     During 2004, the portfolio benefited from stock selection in health care by avoiding the many large-capitalization pharmaceutical stocks that suffered sharp declines due to concerns regarding drug safety or competitive pressures from generic drugs. Portfolio stock selection in the consumer discretionary sector also contributed positively to performance as a luxury goods holding benefited from restructuring efforts, as well as strong holiday demand for luxury goods. The portfolio’s performance was hurt by a low exposure to the utility sector, which performed well as investors sought out yield. An overweight position in health care also detracted from returns. Stock selection in the financial sector hurt performance due to weakness in Nomura Holdings Inc., a Japanese brokerage holding, which is facing intensified competition from large banks and online brokers. However, in managing the portfolio, we at Lazard believe that this holding has a dominant competitive position and that its valuation is at the low end of the historical range. Stock selection in the insurance sector detracted from performance, as holdings were hurt by New York State Attorney General Eliot Spitzer’s investigation as well as by weak pricing in property and casualty insurance.

     For 2004 overall, the portfolio was hurt by its overweight position relative to the benchmark in larger stocks, while small and mid-capitalization stocks continued to outperform the benchmark. However, we believe that the performance of large stocks may improve, since the relative valuation of large-capitalization versus small-capitalization stocks is very attractive, based on historical norms. In addition, smaller-capitalization stocks have been outperforming larger-capitalization stocks for nearly five years and the duration of this outperformance, as well as its magnitude, is similar to historical peaks in the capitalization cycle.

Capital Opportunities Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Capital Opportunities Portfolio returned 12.69%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

			Since
			Inception
	1 Year	3 Years	(1/2/01)~
Capital Opportunities Portfolio**	12.69%	1.61%	-2.98%
S&P 500 Index*	10.87%	3.58%	-0.52%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors such as corporate spending and earnings growth triumphed and drove equity markets to solid gains for the year. During the twelve-month period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits, and war in Iraq — and for a time it seemed these factors would lead to flat or negative annual performance for

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

many investments. However, by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and securities markets appeared to recognize that both corporate profits and economic growth were up solidly, if not spectacularly, for the year.

     Relative to the portfolio’s benchmark, the S&P 500 Index, stocks in the utilities and communications, basic materials, and health care sectors were the strongest contributors to the portfolio’s outperformance versus its benchmark over the twelve-month period.

     Stock selection in the utilities and communications sector was the largest contributor. AT&T Wireless Services Inc. was the portfolio’s strongest relative performer, and returns on the portfolio’s holdings of long-distance telephone and wireless service provider Sprint Corp. were also solid. The portfolio’s overweight position versus the benchmark in the Texas utility TXU Corp. also boosted returns. AT&T Wireless reached its price target and was sold out of the portfolio by the end of the period. TXU was sold out of the portfolio by the end of the period as we at MFS believed there were better investment opportunities available.

     In the basic materials sector, Owens-Illinois Inc., a manufacturer of packaging products, positively contributed to portfolio performance, as did the decision to own the Brazilian mining company Companhia Vale Do Rio Doce, a stock not in the portfolio’s benchmark.

     Our decision to avoid semiconductor giant, Intel Corp., whose stock declined over the period, positively impacted relative returns, as did the portfolio’s underweight position in pharmaceutical company Pfizer Inc.

     Leisure and technology were the portfolio’s weakest-performing sectors over the period and detracted from performance. In the leisure sector, stock selection, and, to a lesser extent, an overweight position in the sector, negatively impacted the portfolio’s relative results. The portfolio’s overweight position in media giant Viacom Inc. was the largest single detractor from the portfolio’s performance during the period.

     In the technology sector, stock selection and the portfolio’s overweight position versus the benchmark detracted from portfolio returns. Among individual stocks, the portfolio’s overweight position in the semiconductor company PMC-Sierra Inc. hurt results when the company’s profits fell amid a slowdown in the chip industry. The portfolio’s holdings of Nortel Networks Corp., a global maker of telecommunications equipment, and Linux software provider Red Hat Inc.—both stocks not in the portfolio’s benchmark—also hurt the portfolio’s relative performance. The portfolio’s position in Red Hat was sold as of the end of the period because we believed there were better investment opportunities available. Other individual detractors were the portfolio’s decision to avoid Exxon Mobil Corp., its holdings of the retailer Rite Aid Corp., a stock not in the portfolio’s benchmark, an overweight position in Tenet Healthcare Corp., and an overweight position in power producer Calpine Corp.

International Large-Cap Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the International Large-Cap Portfolio returned 18.60%**, compared to a 20.25%* return for its benchmark, the MSCI EAFE Index.

Average Annual Total Return as of December 31, 2004

			Since Inception
	1 Year	3 Years	(1/3/00)~
International Large-Cap Portfolio**	18.60%	8.44%	-3.94%
MSCI EAFE Index*	20.25%	11.89%	-1.13%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors such as corporate spending and earnings growth triumphed and drove equity markets to solid gains for the year. During the twelve-month period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits, and war in Iraq — and for a time it seemed these factors would lead to flat or negative annual performance for many investments. However, by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and securities markets appeared to recognize that both corporate profits and economic growth were up solidly, if not spectacularly, for the year.

     Relative to the portfolio’s benchmark, utilities and communications, health care, and industrial goods and services were the portfolio’s weakest-performing sectors over the period.

     Stock selection versus the benchmark hurt portfolio performance in the utilities and communications sectors. The portfolio’s holdings in Brasil Telecom Participacoes SA, and Japanese cellular operator KDDI Corp. were significant detractors to portfolio performance within the sector.

     Stock selection and, to a lesser extent, a relative overweight position versus the benchmark in the health care sector hurt portfolio performance. The portfolio’s position in U.K. headquartered pharmaceutical firm AstraZeneca PLC was the largest detractor in the sector.

     Stock selection in the industrial goods and services sector also held back performance. Samsung SDI Co., Ltd., a Korean maker of digital

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

display screens and rechargeable batteries, was the most significant relative detractor to portfolio performance in the sector.

     Stocks in other sectors that hurt relative performance of the portfolio included U.K. satellite television broadcaster British Sky Broadcasting Group PLC and U.K. headquartered financial services firm AMVESCAP PLC.

     The portfolio’s cash position also detracted from relative performance. As with most mutual funds, this portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets rose sharply, holding any cash hurt performance against the portfolio’s benchmark, which has no cash position.

     Relative to the portfolio’s benchmark, financial services, retailing, and basic materials were the portfolio’s strongest-performing sectors over the period. In all three sectors, stock selection was the key contributor to relative performance.

     In the financial services sector, top-performing holdings included OTP Bank RT in Hungary, Erste Bank der Oesterreichischen Sparkassen AG in Austria, and Australian insurer QBE Insurance Group Ltd. In the retailing sector, several fashion purveyors were among the portfolio’s top contributors to relative performance, including Hong Kong headquartered Esprit Holdings Ltd. and Stockholm based Hennes & Mauritz AB. The portfolio’s position in Companhia Vale Do Rio Doce (CVRD) in Brazil, the world’s largest miner of iron ore, helped results in the basic materials sector.

     The portfolio’s holdings in U.K. based conglomerate Reckitt Benckiser PLC, one of the world’s largest suppliers of cleaning products, and U.K. television broadcaster ITV PLC (formerly Granada PLC) were also strong contributors to relative performance. ITV reached its price target and was sold out of the portfolio by the end of the period.

Equity Index Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Equity Index Portfolio returned 10.58%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

	1 Year	5 Years	10 Years
Equity Index Portfolio**	10.58%	-2.57%	11.72%
S&P 500 Index*	10.87%	-2.30%	12.07%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. 2004 proved to be a positive year for U.S. equity markets. The S&P 500 Index had slight gains in the first and second quarters of 2004, slipped in the third quarter, and experienced a strong bounce back in the fourth quarter of 2004.

     The flow of economic news poured in mixed for much of the first three quarters of 2004 before turning generally positive in the fourth quarter. The first quarter was positively impacted by good productivity and GDP numbers. However, it was set back by the railroad bombing in Madrid, Spain, which caused market volatility to increase substantially in the first quarter. Renewed fears of terrorist attacks cast the long shadow of geopolitical unrest on equity markets around the world heading into the second quarter.

     The aura of uncertainty in the second quarter was led by factors ranging from persistent violence in Iraq, to record high oil prices, to mixed though slowly improving economic data in the U.S. As the second quarter drew to a close, the drumbeat of presidential election year drama gradually swelled in the U.S.

     As the third quarter progressed, the course of economic news began to slowly point towards a strengthening economy. Despite Alan Greenspan’s congressional testimony that his outlook remained constructive on economic growth and better than expected corporate earnings, a number of uncertain challenges hampered the U.S. equity market in the third quarter. Election buildup, a shifting Fed policy, and higher oil prices fanned the flames of fear that the U.S. economy would slow.

     The fourth quarter, however, proved to be the break out that investors were looking for in the U.S. equity markets as negative October news segued into positive November and December news. As a result of lower oil prices, unwinding of the election uncertainty, reasonably good economic and earnings news, and the beginning of the seasonally strong year-end period, the market experienced a positive post-election bounce.

     As expected, the Fed continued to raise the Federal Funds rate. During 2004, the Fed more than doubled the Federal Funds rate from 1% to its current rate of 2.25%. Overall, we at Mercury believe that favorable liquidity conditions, stimulative fiscal policy, and rising earnings expectations have been responsible for the equity bull market that began in October 2002.

     Returns in small- and mid-capitalization stocks were generally better than large-capitalization stocks for 2004, with the Midcap S&P 400 Index returning 16.48%* versus 22.65%* for the Smallcap S&P 600 Index.

     The S&P 500 Index closed the year at 1,211.92. The DJIA closed at 10,783.01 while the NASDAQ closed at 2,175.44. European markets also posted positive returns with the Financial Times Stock Exchange (FTSE) 100 Index closing at 4,814.30 and the MSCI World Index closing at 1,169.34.

     We believe that the U.S. dollar is set for the longest annual losing streak since 1987, as it is being hampered by record current account and fiscal deficits, less appetite among foreign investors for U.S. assets, and comments from Fed and Treasury officials suggesting they favor a weaker dollar. The dollar stands at a near record low against the euro, down over 15% from its high for the year. At the end of the quarter, the dollar traded at a record high against the yen, but both currencies are sliding in line together against the euro.

     In 2004, the portfolio met its objective of closely tracking the return of its benchmark. Value stocks outperformed growth stocks within the S&P Barra

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Indices for the year, with the S&P 500 Barra Value Index returning 9.93%* versus a 8.51%* return for the S&P 500 Barra Growth Index.

     Turning to sector performance, all ten S&P 500 Index sectors posted positive returns for 2004. The top performer was energy, up 28.77%, followed by utilities and telecommunication services, with respective returns of 19.60% and 15.98%. Worst performers for the year were health care, IT, and consumer staples with respective returns of 0.24%, 2.13%, and 6.04%.

     2004 ended with an economy that is beginning to slow, a deceleration in earnings growth, the Fed continuing to move rates higher, anticipation of legislative progress on many fronts in Washington and continuing concerns about the structural problems of debt and deficits as reflected by a significant decline in the U.S. dollar.

     The recent increase in equity prices to new cyclical highs has led to questions about how much upside potential exists. Valuation levels, at least on an absolute basis, are somewhat stretched, although the profit environment is still strong enough to support the market. Equity prices could have fallen as a result of the Fed’s recent rate hike, but clearly have been benefiting from recent declines in bond yields as well as from the declining dollar. We believe that until monetary tightening and/or rising bond yields begin to take their toll, equities remain in reasonably good shape.

     With that in mind, the portfolio is expected to continue to meet its objectives.

Small-Cap Index Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Small-Cap Index Portfolio returned 17.76%**, compared to a 18.33%* return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.

Average Annual Total Return as of December 31, 2004

			Since Inception
	1 Year	5 Years	(1/4/99)~
Small-Cap Index Portfolio**	17.76%	5.93%	8.06%
Russell 2000 Index*	18.33%	6.61%	8.92%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The beginning of 2004 brought a significant rise in equity securities driven by better than expected earnings, as the Russell 2000 Index posted a positive return in the first quarter of 2004.

     The second quarter of 2004 showed flat to positive returns for the domestic equity market influenced mainly by indecisive investors. This behavior stemmed from continued political tension in the U.S., violence in Iraq, record high oil prices, and improving economic data. A shift in investor favor from low-quality, low-price, and high-beta securities to higher-quality, higher-capitalization and lower-beta stocks took place at the end of the first quarter 2004 and grew stronger into the second quarter.

     The Russell 2000 Index posted a negative return in the third quarter of 2004. The flow of economic news continually pointed towards a strengthening economy. However, the stock market still faced a number of uncertain challenges, including the geopolitical situation, record high oil prices, U.S. election build up, and a shifting Fed policy.

     The fourth quarter, however, proved to be the break out that investors were looking for in the U.S. equity markets as negative October news segued into positive November and December news. As a result of lower oil prices, unwinding of the election uncertainty, reasonably good economic and earnings news, and the beginning of the seasonally strong year-end period, the market experienced a positive post-election bounce.

     As expected, the Fed continued to raise the Federal Funds interest rate. During 2004, the Fed more than doubled the Federal Funds rate from 1% to its current rate of 2.25%. Overall, we at Mercury believe that favorable liquidity conditions, stimulative fiscal policy, and rising earnings expectations have been responsible for the equity bull market that began in October 2002.

     The S&P 500 Index closed the year at 1,211.92. The DJIA closed at 10,783.01 while the NASDAQ closed at 2,175.44. European markets also posted positive returns with the FTSE 100 Index closing at 4,814.30, and the MSCI World Index closing at 1,169.34.

     In 2004, the portfolio met its objective of closely tracking the return of its benchmark. Value stocks outperformed growth stocks within the Russell 2000 indices for the year, with the Russell 2000 Value Index posting a 22.25%* return versus a 14.31%* return for the Russell 2000 Growth Index.

     Turning to sector performance, eleven of twelve Russell 2000 sectors posted positive returns for 2004. The top performer of the year was other energy, returning an impressive 50.51%, followed by other (which includes many conglomerates) and integrated oils, up 44.78% and 38.05% respectively. The worst performer for the year was technology, with a return of -1.85%, followed by consumer staples, up 13.50%, and health care, up 15.90%.

     2004 ended with an economy that is beginning to slow, a deceleration in earnings growth, the Fed continuing to move rates higher, anticipation of legislative progress on many fronts in Washington and continuing concerns about the structural problems of debt and deficits as reflected by a significant decline in the U.S. dollar.

     The recent increase in equity prices to new cyclical highs has led to questions about how much upside potential exists. Valuation levels, at least on an absolute basis, are somewhat stretched, although the profit environment is still strong enough to support the market. Equity prices could have fallen as a result of the Fed’s recent rate hike, but clearly have been benefiting from recent declines in bond yields as well as from the

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

declining dollar. We believe that until monetary tightening and/or rising bond yields begin to take their toll, equities remain in reasonably good shape. With that in mind, we expect the portfolio to continue to meet its objectives.

Multi-Strategy Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Multi-Strategy Portfolio returned 9.81%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index and 4.34%* for the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index).

Average Annual Total Return as of December 31, 2004

	1 Year	5 Years	10 Years
Multi-Strategy Portfolio**	9.81%	3.23%	9.60%
S&P 500 Index*	10.87%	-2.30%	12.07%
Lehman Brothers Aggregate Bond Index*	4.34%	7.71%	7.72%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The portfolio’s performance during the year achieved positive returns. We at Oppenheimer attribute the portfolio’s performance to our security selection strategy in the stock market’s financials, health care, consumer discretionary and consumer staples sectors as well as performance from corporate bonds and mortgage-backed securities held in the portfolio. While both stocks and bonds contributed positively to performance, the portfolio’s modest emphasis on bonds over stocks hindered its overall results when stocks rallied strongly late in 2004.

     Entering 2004, investors had uncertainty about the staying power of the economic recovery owing to continued disappointing labor market reports. In the spring, however, a stronger-than-expected jobs report and surging energy prices rekindled investors’ inflation concerns. Some worried that recent stronger economic growth had gotten the Fed behind in its constant fight against long-term inflation. Over the second half of the year, these fears of overexpansion declined after reports of slowing consumer spending. Confident with the Fed’s ‘measured’ increases to their target for short-term interest rates along with the prospect of well behaved inflation going forward, investors ended the year leaving ten-year Treasury yields little changed for year-ago levels.

     U.S. Treasury securities declined sharply in April but later recovered gradually when inflationary pressures appeared to wane. The more credit-sensitive areas of the bond market, including corporate securities, responded favorably as investors’ expectations of business conditions improved. Mortgage-backed securities also had a very impressive year as low interest rate volatility allowed investors to capture more of the generous yield advantage mortgages offer versus Treasuries.

     While stocks posted reasonably attractive gains during 2004 overall, most of the market’s advance occurred early and late in the year. Consistent with historical trends, smaller, more speculative stocks led the market during the early stages of the economic recovery. Later, as the economic cycle matured, investor sentiment began to shift toward larger, higher-quality companies with a history of relatively consistent earnings growth and dividend payments.

     Among equities, the portfolio produced better returns than its benchmark in the financials sector, where performance was driven by favorable stock selection. The portfolio enjoyed particularly strong results from the initial public offering of Genworth Financial Inc., an insurance company spun off by General Electric Capital Corp. Also in the insurance industry, another major insurance and financial services provider Prudential Financial Inc. that was held in the portfolio posted strong returns. The portfolio also benefited from its position in SouthTrust Corp., a regional bank that was acquired by Wachovia Corp., a larger competitor, and the portfolio’s real estate-related holdings were driven higher by good performance from a hotel-related real estate investment trust (REIT).

     The portfolio’s largest single holding, international cable systems operator UnitedGlobalCom, Inc., gained value, as did other consumer discretionary companies in the media, home building and restaurant industries. A managed care provider, a health insurance company and a medical equipment manufacturer drove gains in the portfolio’s health care sector, more than offsetting weakness in a managed care provider that was hurt by allegations of mismanagement. Among consumer staples companies, the portfolio benefited from its position in Altria Group, Inc. (formerly Phillip Morris Cos. Inc.), which gained value as litigation concerns waned. A chicken producer holding in the portfolio saw attractive results when fears of “mad cow disease” and the low-carb diet craze boosted consumption of poultry. A portfolio holding in a beer, wine, and spirits maker gained value after several successful acquisitions and the apparent end to a “wine glut.”

     On the other hand, the portfolio received disappointing contributions to performance from the telecommunications sector. To a lesser degree, the portfolio’s investments in the energy, industrials and IT sectors also lagged industry averages. The portfolio’s telecommunications investments were hurt by its lack of exposure to a U.S. mobile phone service provider that was acquired during the reporting period, and an unfavorable legal ruling favoring regional Bell operating companies over smaller competitors. Although energy stocks generally fared well as oil and gas prices surged, relatively light exposure to the area prevented the portfolio from participating fully in its gains. Among technology stocks, good performance from software providers was undermined by lackluster results from hardware manufacturers, semiconductor makers and semiconductor equipment companies.

     Among bonds, the portfolio’s returns were driven by its relatively heavy exposure to corporate bonds, including a small position in high-yield securities. Corporate bonds rated “triple-B” fared especially well compared to their more highly rated counterparts. While the portfolio’s relatively heavy exposure to mortgage-backed securities also helped boost fixed-income returns, we began to reduce the portfolio’s mortgage position toward the neutral range later in the reporting period. In managing the portfolio, we also added value by maintaining a shorter-than-average duration position in the rising interest rate environment. The portfolio’s small positions in

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

commercial mortgages and asset-backed securities also helped boost the portfolio’s fixed-income returns.

Main Street® Core Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Main Street Core Portfolio returned 9.54%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

	1 Year	5 Years	10 Years
Main Street Core Portfolio**	9.54%	-3.28%	9.18%
S&P 500 Index*	10.87%	-2.30%	12.07%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Although the portfolio produced lower returns in 2004 than its benchmark, the S&P 500 Index, we at Oppenheimer are satisfied nonetheless with the portfolio’s performance. We attribute these results to a confluence of factors that caused stocks to trade in a relatively narrow range until after the U.S. presidential election, when uncertainty began to dissipate and signs of stronger economic growth led to a stock market rally.

     In our view, 2004 represented a year of transition in which investor sentiment gradually began to migrate from a focus on smaller stocks to larger-capitalization (large-caps) stocks. This shift came in the wake of approximately six years in which small-capitalization (small-caps) stocks produced consistently higher returns than larger ones. However, the transition in market leadership from small-cap to large-cap stocks has not been a particularly smooth or consistent one over the course of the past year. In managing the portfolio, our statistical models first began to detect a change in January and February of 2004, signaling to us that the degree of outperformance among small-cap stocks versus large-cap stocks was moderating. In response, we adopted a more neutral investment posture with regard to the portfolio’s weighted average market capitalization compared to that of its benchmark.

     In March, our models began to suggest that large-cap stocks were poised to overtake their small-cap counterparts from a performance standpoint, and we began to increase the portfolio’s weighted average market capitalization toward a range that was higher than the benchmark’s. This positioning contributed positively to the portfolio’s relative performance during the late spring and summer of 2004, when larger-capitalization stocks indeed provided higher returns than smaller-capitalization stocks. Results at the time were especially strong among the largest companies in the S&P 500 Index.

     However, small-cap stocks regained market leadership in the fall, interrupting the market’s transition. For the year as a whole, all capitalization ranges except the mega-cap category produced higher returns than broad measures of the stock market overall, with the mid-capitalization and small-capitalization categories posting higher returns than the micro-capitalization, large-capitalization and mega-capitalization categories. As a result, the portfolio’s focus on mega-capitalization stocks detracted from its relative performance late in the year, causing its returns to modestly lag that of its benchmark for 2004.

     In this changing market environment, the portfolio achieved particularly strong results from its investments in the energy and materials sectors, where the portfolio’s sector allocation and stock selection strategies contributed positively to performance. Both sectors appeared to benefit from rising demand for commodities as global economic growth intensified and formerly third-world countries modernized their industrial infrastructures.

     Over the longer term, we remain confident that the multi-year cycle of small-cap stocks outperformance versus larger-cap stocks is nearing an end, and that mega-capitalization stocks are poised to assume the mantle of market leadership for the next phase of the cycle. As always, we remain committed to staying fully invested in a broadly diversified portfolio of stocks as determined by our quantitative investment discipline.

Emerging Markets Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Emerging Markets Portfolio returned 34.62%**, compared to a 25.55%* return for its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index.

Average Annual Total Return as of December 31, 2004

			Since Inception
	1 Year	5 Years	(4/1/96)
Emerging Markets Portfolio**	34.62%	5.25%	3.75%
MSCI EMF Index*	25.55%	4.34%	N/A

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The portfolio’s performance over the year compared favorably to that of its peers and its primary benchmark, the MSCI EMF Index. The overall strengths of the Brazilian and Indian markets were certainly reflected as the holdings in these countries positively impacted the portfolio’s returns in 2004.

     The period from January through August of 2004 was relatively flat, with emerging markets rebounding during the latter part of 2004. In the first half of the year both record-high oil prices and worries that the global recovery would spawn rising interest rates began to diminish investors’ appetite for risk. Another major factor in the emerging markets was China. The Chinese government’s efforts to cool its overheated economy and China’s own power shortages dimmed prospects in those emerging countries heavily dependent on China’s growth. The slowdown in China also reduced worldwide demand for commodities, which are a critical trade component for a number of developing markets.

     Interestingly, declining demand for commodities seemed to have little effect on Brazilian stocks held in the portfolio. A significant exporter of iron ore and timber, Brazil was a beneficiary of higher commodities prices. In addition, although dogged by the problem of external debt, Brazil recently enjoyed positive trade balances and governmental policies aimed at bolstering fiscal stability. The portfolio’s exposure to Brazilian stocks had a positive impact on portfolio returns, due, in part, to a rebound in Brazil’s domestic consumer demand and anticipation of declining interest rates.

     The portfolio’s holdings in India and Mexico also provided strong performance relative to the benchmark during the latter half of the year. After garnering considerable gains last year, India’s stock market pulled back in the spring of 2004 on fears that the country’s new Congress-led government would halt economic reform, but soon rebounded after investors realized those fears were overblown. With a population of over one billion and a projected economic growth rate of roughly 7% to 8%, according to our estimates, we at Oppenheimer believe that India abounds with investment opportunities. Portfolio holdings in Mexico also performed well, as Latin America’s largest economy benefited from robust export trade and strong domestic spending, both of which contributed to the performance of the portfolio’s Mexican holdings.

     At the end of the year, the portfolio’s largest country exposures, sequentially, were to India, Brazil, Korea, and Mexico, while the portfolio’s largest holdings were Grupo Televisa SA, Companhia Vale do Rio Doce, Corporacion GEO SA de CV, Empresa Brasileira de Aeronautica SA, and SK Corp.

Inflation Managed Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Inflation Managed Portfolio returned 8.90%**, compared to a 8.46%* return for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index, and 3.48%* for the Lehman Brothers Government Bond Index.

Average Annual Total Return and Average Annual Total Return Since Change in Investment Objective on 5/1/01

			Since
	1 Year	3 Years	5/1/01
Inflation Managed Portfolio**	8.90%	10.82%	9.59%
Lehman Brothers Global Real: U.S. TIPS Index*	8.46%	11.08%	N/A

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Average Annual Total Return as of December 31, 2004

	1 Year	5 Years	10 Years
Inflation Managed Portfolio**	8.90%	9.68%	8.57%
Lehman Brothers Government Bond Index*	3.48%	7.48%	7.46%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Yields on Treasury Inflation Protected Securities (TIPS) fell during the year driven lower on lower real growth prospects for the economy due, in part, to expectations for significantly higher oil prices. Higher oil prices also fueled a rise in inflation expectations, which prevented nominal bond yields from falling along with real yields. Despite the Fed tightening cycle, real yields for all maturities fell during the year, for intermediate and short-term maturities.

     Bonds in general gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

rates even lower. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter. Market optimism was revived during the second quarter after a series of robust non-farm payroll growth and inflation releases suggested to investors that the economy indeed was on track. Short-term rates increased during the quarter and fixed income markets sold off, giving back all of the gains of the first quarter. The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and a lower than expected rate of inflation prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year where all major fixed income sectors posted gains, capping off a year in which bonds showed unexpected strength.

     In managing the portfolio, we at PIMCO focused on quality, value and prudent diversification outside of index sectors in an environment where core bond sectors presented limited buying opportunities. Below-benchmark duration from TIPS was negative for portfolio returns during the year as U.S. real yields fell, but exposure to European nominal bonds helped as these yields fell as well. An emphasis on corporate securities in the portfolio was positive as investors looking for yield bid the asset class to high levels. Forward exposure to short-term rates was positive as these yields rose by less than the markets were pricing in during the year. Additionally, buying bonds forward in the portfolio added high quality income to the portfolio as the steep yield curve allowed us to invest the cash backing the forward settled positions at relatively attractive yields. An allocation to emerging market bonds also added to returns as fundamentals such as trade surpluses and currency reserves continued to improve.

     With respect to portfolio strategy, PIMCO will likely stay defensive and look for value in an environment where interest rates are low and core bond sectors continue to richen. Tactical flexibility will also be critical in this setting, such as shifting between U.S. and non-U.S. bonds. Key strategies will include: a slightly above benchmark duration form TIPS; a focus on shorter maturities in the U.S.; and making additional nominal bond sector allocations.

Managed Bond Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Managed Bond Portfolio returned 5.38%**, compared to a 4.19%* return for its benchmark, the Lehman Brothers Government/Credit Index.

Average Annual Total Return as of December 31, 2004

	1 Year	5 Years	10 Years
Managed Bond Portfolio**	5.38%	8.25%	8.07%
Lehman Brothers Government Credit/Index*	4.19%	8.00%	7.80%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Bonds gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory at the end of the first quarter. Market optimism and risk appetites were revived during the second quarter after a series of robust non-farm payroll growth releases suggested to investors that the economy indeed was on track. Short-term interest rates increased during the quarter and fixed income markets sold off, giving back all the gains of the first quarter.

     The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and a lower than expected rate of inflation prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year where all major fixed income sectors posted gains, capping off a year in which bonds showed unexpected strength. The Lehman Aggregate Index, a widely used index for the high-grade bond market, returned 4.34%* for the year, despite a tightening cycle by the Fed that began in June. The central bank raised the Federal Funds interest rate five times during the year for a total of 125 basis points. Investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

     In managing the portfolio, we at PIMCO focused on quality, value and prudent diversification outside of index sectors in an environment where core bond sectors presented limited buying opportunities. In the portfolio, below-index duration versus the benchmark in the U.S. was positive for performance during the year as U.S. rates rose and exposure to European duration also added value as these yields fell. A short-to-intermediate maturity focus helped portfolio returns by producing extra yield and generating gains via “roll down,” (This is where a bond is revalued each year as it gets closer to maturity. The bond’s yield can be expected to change to reflect the current yields on other shorter-term securities. In an environment where shorter-maturity bonds yield less than longer-life bonds, that is, in a positively sloping yield curve, the bond’s yield should decline and the bond’s price should rise). Additionally, buying bonds forward in the portfolio added high quality income, as the steep yield curve allowed us to invest the cash backing the forward settled positions at relatively attractive yields. The portfolio’s underweight to corporate securities versus the benchmark was negative as demand increased from investors looking for extra yield. An allocation to mortgage-backed bonds helped returns as low volatility and strong bank demand supported the asset class, and mortgage security selection also added value. A tactical allocation to real return bonds aided returns as TIPS outperformed nominal bonds in a falling real interest rate environment. Emerging market bonds also added value as fundamentals such as trade surpluses and currency reserves continued to improve.

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

     With respect to portfolio strategy, PIMCO will stay defensive and look for value in an environment where interest rates are low and core bond sectors continue to richen. Tactical flexibility will also be critical in this setting, such as shifting between U.S. and non-U.S. bonds. Key strategies will include: a duration target that is modestly below the benchmark; a structural emphasis on the short to intermediate portion of the yield curve; an underweight to mortgages and corporates as they are expensive; an allocation to real return bonds; and retaining exposure to emerging market issues.

Small-Cap Value Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Small-Cap Value Portfolio returned 24.41%**, compared to a 22.25%* return for its benchmark, the Russell 2000 Value Index.

Average Annual Total Return as of December 31, 2004

		Since Inception
	1 Year	(5/1/03)
Small-Cap Value Portfolio**	24.41%	31.38%
Russell 2000 Value Index*	22.25%	38.14%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Despite strong equity returns in 2003, investors’ risk tolerance fell in the early part of 2004 with the February terrorist attack in Spain and several other geopolitical events. As time went on, however, investors were lured back to the market. With the economic recovery proceeding smoothly, job growth returning and the fear of deflation subsiding, the market barely reacted when the Fed followed through on its well telegraphed plan to increase the Federal Funds rate by 25 basis points on June 30, 2004.

     Although the Fed raised rates twice in the third quarter (generally a sign of economic growth), other indicators by late summer pointed to a soft patch in the recovery. In addition, investors were increasingly concerned about a weakening U.S. dollar, the rising cost of oil and the presidential election. Nonetheless, the market finished the year strong, with most major indexes posting significant increases for the final quarter of 2004 as well as the year. While growth stocks led the December rally, value indexes finished on top for both the fourth quarter of 2004 and the year.

     The portfolio outperformed its benchmark in 2004. Relative performance was helped during the year by the portfolio’s underweight versus the benchmark in technology, a sector that struggled throughout most of the year. In managing the portfolio, we at PIMCO Advisors-NFJ strictly adhered to our intrinsic value discipline, which focuses on dividend-yielding stocks with low valuations. Our research indicated that technology valuations were still too high and hardly any tech stocks pay a dividend, leaving us with few opportunities for the portfolio in this sector.

     Energy was also a strong point for the portfolio, with the sector as a whole supported by rising oil prices. Overweight exposure versus the benchmark and a strong stock selection in the energy sector contributed to relative performance during the period. In fact, two of the best performing stocks in the portfolio over the year were in the energy sector: Frontline Ltd., a crude oil transportation company, and Berry Petroleum Co., a crude oil and natural gas company. Both of these holdings appreciated by over 100% in 2004.

     Poor stock selection in the consumer discretionary sector was a detractor from performance during the period. Callaway Golf Co., a golf equipment and apparel manufacturer, and Bob Evans Farms Inc., the operator of Bob Evans Restaurants and General Stores, both struggled in 2004 and hurt the portfolio’s relative performance.

High Yield Bond Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the High Yield Bond Portfolio returned 9.42%**, compared to a 11.95%* return for its benchmark, the Credit Suisse First Boston High Yield Index (CS First Boston Index).

Average Annual Total Return as of December 31, 2004

	1 Year	5 Years	10 Years
High Yield Bond Portfolio**	9.42%	4.49%	6.64%
CS First Boston High Yield Index*	11.95%	8.14%	8.87%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In 2004, the high yield market had its second double-digit return year in a row. The strong results are impressive considering that through the first five months of the year the return was below 1%. The likelihood of a Fed rate increase became more apparent as economic data showed an improving economy. High yield and other fixed income asset classes suffered as rates rose in the first half of the year. However, the high yield market experienced a strong second half as declining default rates, continued economic

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

improvement and higher yields versus other fixed income investments drove demand.

     For the year, lower tier bonds returned 18.61% and outperformed middle and upper tier bonds, which returned 11.58% and 9.64%, respectively. The lower tier rallied in the fourth quarter with a 9.46% return, driven by distressed and defaulted securities. The portfolio was underweight versus the benchmark in the lower tier sector which hurt performance. Positive factors included underweight positions versus the benchmark in the retail sector and in the airline segment of the aerospace sector, both of which underperformed the market for the year. Several portfolio holdings, including LNR Properties, Mariner Health Group and Select Medical Corp. benefited from merger and acquisition activity. Other holdings, El Paso Corp. and The Williams Cos. Inc. bonds performed well on improving commodity prices and progress with debt reduction. Also, AT&T bonds rallied after their downgrade to below investment grade and became a top performer in the portfolio. On the negative side, Allied Waste bonds underperformed the market.

     The top performing sectors for the year were metals/minerals, chemicals and manufacturing. The worst performing sectors were aerospace, retail and broadcasting.

Equity Income Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Equity Income Portfolio returned 12.19%**, compared to a 16.49%* return for its benchmark, the Russell 1000 Value Index.

Average Annual Total Return as of December 31, 2004

		Since Inception
	1 Year	(1/2/02)~
Equity Income Portfolio**	12.19%	6.98%
Russell 1000 Value Index*	16.49%	8.57%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In 2004, the portfolio generated strong absolute returns during the period but underperformed its benchmark.

     In a year marked by heightened global terrorism, continued instability in Iraq, a dramatic spike in oil prices, improving U.S. economic conditions, and gradually rising interest rates, equity investors generally took to the sidelines, awaiting the outcome of the U.S. presidential elections before staking their fates on the stock market. As soon as election uncertainty was removed from the equation, equity market participation revived, driving a forceful year-end U.S. stock market rally, particularly in the small-capitalization growth area, which had languished in the year’s first ten months. Relative underperformance of the portfolio versus the benchmark was mainly attributed to adverse stock selection in the financials and consumer staples, offsetting favorable stock selection in the consumer cyclicals and health care sectors.

     Avoiding Merck & Co. Inc. within health care was the greatest contributor to portfolio performance. Merck shares fell sharply late in the period after reports of links to heart attacks and strokes forced the withdrawal of its painkilling drug Vioxx. A lack of exposure to Bristol-Myers Squibb Co. also helped, as the drugmaker’s shares have been hampered by generic competition. Stock selection within the consumer cyclicals sector also proved favorable. Shares of Masco Corp. moved higher as the provider of home building products continued to benefit from aggressive cost cutting and strong sales in its upper middle-market product lines. An overweight position versus the benchmark to Harrah’s Entertainment Inc. was also a strong contributor to performance during the period. Shares of the casino and hotel operator increased amid improving business trends and its proposed acquisition of Caesars Entertainment Inc.

     Overweight positions versus the benchmark to Fannie Mae and State Street Corp. in the financials sector detracted from portfolio performance. Fannie Mae, the largest buyer of U.S. home loans, fell sharply late in the period following the release of a report criticizing its accounting practices. Shares in asset manager State Street Corp. were hurt by an announcement that it expects “downward pressure” on corporate revenue as interest rates increase and other market conditions deteriorate. An overweight position in Coca-Cola Enterprises Inc. declined after management announced that higher prices and cooler weather in Europe had slowed demand. The beverage maker also issued pessimistic comments for the third quarter, commenting that demand trends remain discouraging in North America and Europe. The portfolio’s overweight position to Colgate-Palmolive Co. fell, as the company’s profits were hurt by higher-than-expected marketing costs.

     The financials sector continues to represent slightly over one-third of the portfolio’s investments based on strong investment opportunities in the brokerage, government sponsored entities, and regional and national banking industries.

     The communications services sector remains a large underweight versus the benchmark in the portfolio as the sector is troubled by excess capacity, intense price competition, and eroding operating margins.

Equity Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Equity Portfolio returned 5.14%**, compared to a 6.30%* return for its benchmark, the Russell 1000 Growth Index.

See explanation of symbols on A-24

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Average Annual Total Return as of December 31, 2004

	1 Year	5 Years	10 Years
Equity Portfolio**	5.14%	-10.87%	6.64%
Russell 1000 Growth Index*	6.30%	-9.29%	9.59%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In 2004, U.S. equity markets advanced, albeit restrained by geopolitical instability, rising oil prices and interest rates, and uncertainty regarding the outcome of the presidential election. The portfolio participated in the market’s advance but modestly trailed its benchmark.

     The portfolio’s relative underperformance was due primarily to unfavorable stock selection in the capital goods sector, particularly aerospace and defense, and an underweight position versus the benchmark to energy early in the year. Stock selection in the health care and consumer cyclicals sector had a positive impact on portfolio results.

     The portfolio benefited from adept stock selection in the health care sector, namely overweighting versus the benchmark to UnitedHealth Group Inc. in services, while not holding Eli Lilly & Co., and underweighting Merck & Co. Inc. in pharmaceuticals. UnitedHealth Group shares soared, along with the entire managed-care area, when president Bush was re-elected in November. The company surpassed consensus expectations and raised guidance every quarter this year as favorable pricing trends continue to outstrip medical cost increases. Avoiding Eli Lilly and Merck proved beneficial as both companies were beset by problems involving specific drugs.

     Stock selection was also positive in the consumer cyclicals sector; overweighting versus the benchmark in robust Royal Caribbean Cruises Ltd. in entertainment and avoiding Viacom Inc. in broadcasting made the greatest contributions. Powerful business momentum and increased demand drove up the share price of Royal Caribbean, helping the cruise ship operator surpass expectations in the first three quarters of the year. Avoiding Viacom helped, as the resignation of Chief Operating Officer Mel Karmizan, coupled with a weaker-than-expected advertising recovery in 2004, hurt the stock.

     Unfavorable stock selection in the capital goods sector, especially holding The Boeing Co. in aerospace and defense, hindered the portfolio’s relative performance. The aerospace and defense industry was battered by the Pentagon’s announcement of defense budget cuts totaling $30 billion, proposed amid the rising costs of the war in Iraq. While other aerospace and defense names will be hurt worse by the cuts, Boeing would be hit by approximately $5 billion in reductions for missile defense.

     Underweighting energy stocks versus the benchmark during the first portion of the year produced a drag on the portfolio’s relative performance. Oil prices remain volatile amid decreased demand due to mild winter weather in many regions and an increase in supply exerted further downward pressure on oil prices.

     The portfolio was most overweight versus the benchmark in the consumer cyclicals sector, with an emphasis on the retail-cyclical area, including home-improvement retailers Lowe’s Cos. Inc. and The Home Depot Inc.; office superstore Staples Inc.; and arts and crafts chain Michaels Stores Inc. Greater exposure to Nike Inc., coupled with the portfolio’s already overweight position in Liz Claiborne Inc., made textiles the second most overweight sector within consumer cyclicals.

     The portfolio’s overweight position versus the benchmark in technology stocks was bolstered by increasing exposure to the electronics industry, namely purchasing additional shares of Motorola Inc. and initiating a position in Storage Technology Corp. Software and communications equipment exposure in the portfolio remains significant. The portfolio is also overweight in energy stocks, although management at Putnam is cautious on the long-term prospects for oil prices.

     The portfolio’s greatest underweight is to the consumer staples sector, where the portfolio’s exposure was significantly decreased by liquidating Coca-Cola Enterprises Inc. and trimming PepsiCo Inc. within beverages. In consumer goods, the portfolio took profits by trimming The Procter & Gamble Co. and using the proceeds to initiate a position in The Estee Lauder Cos. Inc. The portfolio remains underweight in the financials sector as exposure to Citigroup Inc. in the financial diversified area was eliminated.

Aggressive Equity Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Aggressive Equity Portfolio returned 18.94%**, compared to a 18.29%* return for its benchmark, the Russell 2500 Index.

See explanation of symbols on A-24

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Average Annual Total Return as of December 31, 2004

			Since Inception
	1 Year	5 Years	(4/1/96)
Aggressive Equity Portfolio**	18.94%	-4.97%	2.59%
Russell 2500 Index*	18.29%	8.35%	11.55%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Excellent stock selection in the capital goods, consumer cyclicals, and technology sectors was the primary driver of the portfolio’s relative outperformance. Relative weakness was experienced in the transportation, communications services, and financial sectors.

     Good stock selection and an overweight position versus the benchmark in machinery (Terex Corp., Briggs & Stratton Corp.) made the capital goods sector the portfolio’s largest relative contributor to performance. Terex, the world’s third-largest maker of construction equipment, received a boost in the third quarter from stronger-than-expected quarterly earnings and increased its 2004 outlook. Investor support of the stock remained strong during the fourth quarter due to a compelling fundamental outlook for the company. Briggs & Stratton spiked in the second quarter due to investor enthusiasm for the company’s announced acquisition of Simplicity Manufacturing Inc., which should allow Briggs & Stratton to further leverage its strong brand name.

     The portfolio’s position in NVR Inc. (homebuilding) had the largest positive relative impact on performance in the consumer cyclicals sector. Shares prices of NVR fluctuated within a narrow band for much of 2004, but rose during the fourth quarter due to a strong third-quarter earnings report, robust order growth, and increases in new order pricing.

     Good stock selection in software (Citrix Systems Inc., Hyperion Solutions Corp.) and communications equipment (Coinstar Inc.) aided relative portfolio performance in the technology sector. Shares of Citrix Systems rose in the fourth quarter as continued strength in its license support business and Citrix Online led to higher third-quarter earnings. Hyperion Solutions rose early in the year due to better-than-expected results for the December 2003 quarter. Hyperion Solutions experienced strong demand for its financial planning products due to the increased regulatory oversight associated with both the Sarbanes-Oxley Act of 2002 and the U.S.A. Patriot Act. The company also benefited from the successful integration of their Brio Software Inc. acquisition, including significant cost savings. Coinstar performed well in the second quarter, as investors approved of the company’s acquisition of American Coin Merchandising Inc. Shares rose again in the fourth quarter due to strong prior-quarter earnings and investor enthusiasm for the company’s diversification of their business mix.

     The portfolio’s position in Mesa Air Group Inc. (airlines) hampered relative returns in the transportation sector. Shares of Mesa Air Group struggled during the year due to the company’s customer concentration with United and US Airways, both of which are in Chapter 11 bankruptcy.

     Unfavorable stock selection in telecommunications services (Primus Telecommunications Group Inc.) hurt relative portfolio performance in the communications services sector. Primus stock declined during the period due to a challenging market environment and increased competition.

     Stock selection also hampered relative portfolio performance in the financial sector. Within the sector, the insurance (RenaissanceRe Holdings Ltd.) and real estate (NovaStar Financial Inc.) industries were the largest drag on relative performance. Shares of both RenaissanceRe and Novastar Financial stock rose during the year, but did not grow faster than the benchmark’s return.

     The portfolio management team at Putnam takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. The portfolio continues to be managed with a twelve-to-eighteen-month time horizon, and is currently positioned for a gradual economic recovery.

Large-Cap Value Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Large-Cap Value Portfolio returned 9.93%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

			Since Inception
	1 Year	5 Years	(1/4/99)~
Large-Cap Value Portfolio**	9.93%	4.30%	5.47%
S&P 500 Index*	10.87%	-2.30%	1.25%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The U.S. equity market, despite its positive breadth, experienced poor market volume and low volatility during the year. In 2004, after a relatively quiet first half, U.S. equity markets declined in the third quarter then reversed course, posting the best quarterly performance of the year in the fourth quarter. All the major indices finished the year on a positive note, with the S&P 500 Index climbing 10.87%*, the NASDAQ rising 8.59%* and the DJIA gaining 5.31%*.

     In 2004, the U.S. economy managed to overcome many stumbling blocks that included the war in Iraq, higher energy costs, corporate investigations and election uncertainty. In June, the Federal Open Market Committee began a measured tightening course, raising the Federal Funds interest rate to 2.25% from 1.00% by the end of the year. The yield on the ten-year Treasury note ended the year at 4.22%, which was surprisingly low given the increase in short-term interest rates.

     U.S. equity investors responded favorably in the fourth quarter to continued signs of economic growth, strong corporate profits and

See explanation of symbols on A-24

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

moderating energy prices. An increase in merger and acquisition activity and a definitive outcome in the presidential election also helped push stocks higher.

     Within the S&P 500 Index, the energy sector led the way, followed by utilities, telecommunication services and industrials. Most sectors of the S&P 500 Index posted double-digit gains for the year, with the exception of health care, IT and consumer staples.

     The sectors that contributed the most to the portfolio’s performance for the year included financials, energy and telecommunication services. Three of the portfolio’s sector holdings that lagged included health care, IT and materials. Top contributors to performance included AT&T Wireless Services Inc., Bank of America Corp., ChevronTexaco Corp., McDonald’s Corp. and Total SA. Stocks that detracted from performance came from a number of different sectors and included Pfizer Inc., Nortel Networks Corp., Merck & Co. Inc., Alcoa Inc. and 3Com Corp. We at Salomon reduced the portfolio’s position in Pfizer and Merck based on the recent findings related to increased cardiovascular risk of the cox-2 inhibitor class of drugs. We also sold Alcoa and 3Com during the period.

     In managing the portfolio, we have taken advantage of the recent strength in the U.S. equity market by reducing selected positions in the utilities and materials sectors. We have also reduced our position in health care, particularly in the large-capitalization pharmaceutical industry. We increased positions in the financials, consumer discretionary and industrial sectors.

Comstock Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Comstock Portfolio returned 17.17%**, compared to a 10.87%* return for its benchmark, the S&P 500 Index.

Average Annual Total Return as of December 31, 2004

			Since Inception
	1 Year	3 Years	(10/2/00)~
Comstock Portfolio**	17.17%	6.22%	1.30%
S&P 500 Index*	10.87%	3.58%	-2.38%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The year 2004 was marked by high energy prices, continuing geopolitical conflicts, uncertainty related to the U.S. presidential election, and a spate of natural disasters. Nonetheless, U.S. equity markets provided a positive return for the second consecutive year. The market’s preference for value stocks created a favorable environment for the portfolio, which focuses primarily on large-capitalization value stocks.

     The portfolio outperformed its benchmark, the S&P 500 Index, during 2004. Both stock selection and the sector allocations were important contributors to this outperformance. Stock selection was favorable across a number of sectors with particular strength in the utilities, financials, energy, and telecommunications services sectors. Stock selection in the materials sector was the only meaningful detractor to portfolio performance.

     Overall, the portfolio benefited from higher-than-benchmark weightings in energy, telecommunications and utilities, three of the better performing index sectors. An underweight position relative to the benchmark in weaker performing sectors such as technology, consumer discretionary, and health care also added to relative portfolio performance. Positioning in the energy sector had the most significant positive impact on the portfolio’s relative return.

     The portfolio’s weaker performing stocks included select health care and media companies. A substantial underweight position versus the benchmark in the industrials sector was the only meaningful detractor from a sector allocation standpoint. As is typically the case during a rising stock market, the portfolio’s cash position also detracted from relative performance. However, holding cash is a vital part of any mutual fund’s strategy, allowing the portfolio manager to capitalize on opportunities presented by the market and providing resources to meet any shareholder redemptions.

Real Estate Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Real Estate Portfolio returned 37.62%**, compared to a 31.58%* return for its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index.

See explanation of symbols on A-24

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Average Annual Total Return as of December 31, 2004

			Since Inception
	1 Year	5 Years	(1/4/99)~
Real Estate Portfolio**	37.62%	22.15%	18.15%
NAREIT Equity Index*	31.58%	21.95%	17.06%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. We at Van Kampen believe there were two primary catalysts for the remarkable performance of real estate securities in 2004. First, the sector continued to benefit from the strong favorable funds flows from both retail and institutional investors committed to increasing their allocations to real estate securities. In 2004, fund flows to dedicated REIT mutual funds totaled $6.9 billion, which represented the highest level of total annual net inflows and surpassed the $4.5 billion received in 2003. These inflows were largely the result of the sector’s relative attractiveness over other asset classes in terms of diversification benefits, low volatility and compelling yield and risk-adjusted return potential. Aside from the strong funds flows to the sector, the continued improvement in underlying real estate values contributed to and supported rising REIT share prices in 2004. Several large portfolio transactions and public company mergers in the latter half of the year provided evidence of a continuation of the improvement in property prices. Thus, it appeared that it was the unexpected improvement of underlying property values (or net asset values) that drove share price improvements, as earnings growth only met or fell short of expectations. Other key positive factors that impacted stocks during the year was the absence of a back-up in interest rates and the continued strength in consumer spending. Aside from generally lackluster earnings results, there are several other key areas of concern for the sector. These include: a slower than expected recovery in the job market for the year; the risk that a significant slowdown in the economic recovery will hinder improvements in operating cash flow for real estate owners; the risk of funds flows reversing if investors allocate away from real estate; the risk of interest rates backing-up more rapidly than expected; and the risk that current valuations for underlying real estate decline.

     For the full year, among the major sectors, the office stocks underperformed while the apartment and retail stocks outperformed. The office companies suffered as it became clear throughout the year that the office recovery will take significantly longer than investors had expected. Although the apartment recovery was also dampened by weaker job growth and the continued loss of tenants to for-sale housing, portfolio transactions and mergers and acquisitions activity continued to demonstrate the robust underlying property values, which supported valuations of apartment stocks. In addition, the strong condominium market served to benefit the apartment market as condominium converters were among the most aggressive purchasers of apartment assets and a sizeable percent of the supply of new apartments were converted to for-sale housing. Retail stocks remained strong throughout the year as favorable earnings and transaction activities supported these stocks. This was particularly the case in the malls, which were the best performing stocks, as multiple portfolio transactions proved the high values of these assets. The hotel REITs provided in-line returns due to a strong rally in the last month of the year. The sector provided strong operating results throughout the year. Health care REITs were the weakest performers during the period as the external growth prospects for these companies remained muted and investors feared the inevitable increase in interest rates.

     Stock selection was the largest contributor to the portfolio’s outperformance of the benchmark this year and sector allocation was also favorable. From a bottom-up perspective, the most significant contributions were generated in the apartment, office and hotel sectors. In the apartment sector, the portfolio benefited from the strong relative performance from the owners of coastal assets. The portfolio’s outperformance versus the benchmark in the office space sector was driven by the predominant exposure to owners in the stronger office markets of New York, Washington D.C. and Southern California. Favorable attribution in the hotel sector was due to the preference for owners of upscale urban hotel assets. From a top-down perspective, the most significant favorable contributors to outperformance versus the benchmark were from the overweight position to the mall sector and underweight position to the mixed office/industrial, specialty and health care sectors.

     REITs experienced a very strong rally in the fourth quarter. This coincided with improvements in both underlying real estate values and stocks in the broader equity market. As a result, REIT shares ended the year at an approximate 15% premium to the underlying value of their assets, which is modestly above their average historical premium. The continued improvement in underlying real estate values supported rising REIT share prices in 2004 and the sector also received support from strong favorable funds flows from both retail and institutional investors committed to increasing their allocations to real estate securities. Analysts expect that favorable funds flows are likely to continue in 2005, but some have become more cautious due to the out-sized returns provided by the sector. Finally, although the sector has not exhibited a meaningful correlation to interest rates over its history, a rise in interest rates could have a negative impact on the sector at this particular time, as there is a constituency of investors that have been attracted to the sector due to its attractive dividend yield versus other yield-oriented investments. In addition, at some level, a back-up in interest rates could hurt property values and cause a reassessment of asset allocations by institutional investors to favor other asset classes over REITs.

Mid-Cap Growth Portfolio

Q. How did the portfolio perform over the year ended December 31, 2004?

A. For the year ended December 31, 2004, the Mid-Cap Growth Portfolio returned 21.59%**, compared to a 15.48%* return for its benchmark, the Russell Midcap Growth Index.

See explanation of symbols on A-24

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Average Annual Total Return as of December 31, 2004

			Since Inception
	1 Year	3 Years	(1/2/01)~
Mid-Cap Growth Portfolio**	21.59%	-5.65%	-9.13%
Russell Midcap Growth Index*	15.48%	6.16%	-1.14%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The macroeconomic environment had many peaks and valleys throughout the year. A strong first half was followed by a weak third quarter, then a post-election rally. Gyrating energy prices caused market volatility while the Fed’s interest rate increases were widely anticipated and implemented at a measured pace. Manufacturing activity was strong for the majority of the year and corporate earnings were impressive. The consumer continued to spend, with job prospects the most important determinant of confidence. In terms of the stock market, 2004 can be characterized as a direction-less market in which stock selection determined the fate of investors.

     The portfolio significantly outperformed its benchmark primarily due to stock selection. Sector allocations also added to relative return.

     Stock selection was best in the technology sector, driven primarily by superior selection and underweight allocations versus the benchmark in both software and semiconductors. The portfolio also benefited from superior stock selection among communications technology companies, although the portfolio was underweight versus the benchmark in this strong performing industry.

     Stock selection in the energy sector was also a significant factor in the portfolio’s outperformance for the year, led by a sharp advance in crude oil producers. An overweight position versus the benchmark in the top performing energy sector was also advantageous. Ultra Petroleum Corp. continued to benefit from strong production and reserve growth in its Wyoming operation, high energy prices, and robust earnings reports.

     Strong stock selection and an overweight position versus the benchmark in the consumer discretionary sector also combined for a positive impact on the portfolio’s relative return. Advertising agencies, casino and gambling stocks, hotels/motels, leisure time, commercial services, and toys were among particular areas of strength within the sector, while performance among restaurants and radio and TV broadcasters was weaker.

     Stock selection in the financial services sector also added to relative return, although this was slightly offset by an underweight position versus the benchmark in the sector. Despite the potentially unfavorable environment created by the Fed’s interest rate increases, financial stocks were surprisingly strong performers, outpacing the overall benchmark return. The portfolio primarily benefited from its positioning in the diversified financial services, property and casualty insurance, and securities brokerage and services industries.

     Stock selection and an underweight position versus the benchmark in the producer durables sector also added to relative return. Results among producer durables stocks were supported by wireless tower operators.

     Stock selection and a modest overweight position versus the benchmark in the materials and processing sector also added to the portfolio’s relative return, as did an overweight position in the integrated oils sector, which benefited from higher energy prices throughout much of the year.

     Stock selection in the utilities sector was a significant detractor for the year. Cable television and radio, electrical utilities, and telecommunications were areas of weakness for the portfolio, while an overweight position versus the benchmark in gas distributors was beneficial. An underweight position versus the benchmark in the consumer staples sector was also a modest detractor for the year.

     Our goal at Van Kampen is to hold a portfolio of high quality growth stocks that will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth.

Explanation of Symbols for Pacific Select Fund Performance Discussion

* All indices are unmanaged. Sources for indices: Lipper Analytical Services, except the Lehman Brothers Global Real: U.S. TIPS Index (Lehman Brothers); Credit Suisse First Boston High Yield Index (Credit Suisse First Boston); and the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (Ibbottson).

** The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

~ Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

N/A: Not available

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES
(Unaudited)

     We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire period July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

     The first line of the table below for each portfolio provides information about actual account values and actual expenses based on actual portfolio’s performance and actual portfolio’s expenses, after any applicable fee waivers. The “Ending Account Value” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past 6-month period from July 1, 2004 to December 31, 2004.

     You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000,00 = 8.6), then multiply the result by the number given for your portfolio in the first line under the heading entitled “Expenses Paid During the Period.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual portfolio’s expenses, after any applicable fee waivers. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

     You may use the information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid During
	Value at	Value at	Expense	the Period*
Portfolio	07/01/04	12/31/04	Ratio	07/01/04-12/31/04

Blue Chip
Actual	$1,000.00	$1,038.50	0.99%	$5.07
Hypothetical	$1,000.00	$1,020.17	0.99%	$5.02

Aggressive Growth
Actual	$1,000.00	$1,059.30	1.10%	$5.70
Hypothetical	$1,000.00	$1,019.60	1.10%	$5.59

Diversified Research
Actual	$1,000.00	$1,067.40	0.94%	$4.89
Hypothetical	$1,000.00	$1,020.41	0.94%	$4.78

Short Duration Bond
Actual	$1,000.00	$1,009.80	0.64%	$3.25
Hypothetical	$1,000.00	$1,021.90	0.64%	$3.27

I-Net Tollkeeper
Actual	$1,000.00	$1,117.20	1.31%	$7.00
Hypothetical	$1,000.00	$1,018.53	1.31%	$6.67

Financial Services
Actual	$1,000.00	$1,069.90	1.16%	$6.03
Hypothetical	$1,000.00	$1,019.31	1.16%	$5.88

Health Sciences
Actual	$1,000.00	$1,034.40	1.16%	$5.94
Hypothetical	$1,000.00	$1,019.29	1.16%	$5.90

Technology
Actual	$1,000.00	$1,040.10	1.15%	$5.91
Hypothetical	$1,000.00	$1,019.34	1.15%	$5.85

Focused 30
Actual	$1,000.00	$1,068.00	1.02%	$5.30
Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18

Growth LT
Actual	$1,000.00	$1,072.70	0.79%	$4.14
Hypothetical	$1,000.00	$1,021.14	0.79%	$4.04

Mid-Cap Value
Actual	$1,000.00	$1,124.50	0.88%	$4.72
Hypothetical	$1,000.00	$1,020.69	0.88%	$4.49

International Value
Actual	$1,000.00	$1,144.80	0.92%	$4.98
Hypothetical	$1,000.00	$1,020.50	0.92%	$4.69

Capital Opportunities
Actual	$1,000.00	$1,087.30	0.85%	$4.46
Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32

International Large-Cap
Actual	$1,000.00	$1,131.60	1.12%	$6.02
Hypothetical	$1,000.00	$1,019.49	1.12%	$5.71

See explanation of symbol on B-2

B-1

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid During
	Value at	Value at	Expense	the Period*
Portfolio	07/01/04	12/31/04	Ratio	07/01/04-12/31/04

Equity Index
Actual	$1,000.00	$1,070.40	0.29%	$1.51
Hypothetical	$1,000.00	$1,023.67	0.29%	$1.48

Small-Cap Index
Actual	$1,000.00	$1,105.10	0.55%	$2.89
Hypothetical	$1,000.00	$1,022.39	0.55%	$2.78

Multi-Strategy
Actual	$1,000.00	$1,083.10	0.70%	$3.66
Hypothetical	$1,000.00	$1,021.62	0.70%	$3.55

Main Street Core
Actual	$1,000.00	$1,067.30	0.69%	$3.61
Hypothetical	$1,000.00	$1,021.65	0.69%	$3.53

Emerging Markets
Actual	$1,000.00	$1,353.40	1.17%	$6.91
Hypothetical	$1,000.00	$1,019.27	1.17%	$5.93

Inflation Managed
Actual	$1,000.00	$1,067.20	0.64%	$3.34
Hypothetical	$1,000.00	$1,021.90	0.64%	$3.27

Managed Bond
Actual	$1,000.00	$1,048.30	0.64%	$3.32
Hypothetical	$1,000.00	$1,021.90	0.64%	$3.28

Small-Cap Value
Actual	$1,000.00	$1,128.00	0.99%	$5.29
Hypothetical	$1,000.00	$1,020.17	0.99%	$5.02

Money Market
Actual	$1,000.00	$1,006.60	0.37%	$1.86
Hypothetical	$1,000.00	$1,023.28	0.37%	$1.88

High Yield Bond
Actual	$1,000.00	$1,092.70	0.64%	$3.39
Hypothetical	$1,000.00	$1,021.90	0.64%	$3.27

Equity Income
Actual	$1,000.00	$1,093.50	0.99%	$5.22
Hypothetical	$1,000.00	$1,020.15	0.99%	$5.04

Equity
Actual	$1,000.00	$1,034.70	0.69%	$3.55
Hypothetical	$1,000.00	$1,021.64	0.69%	$3.53

Aggressive Equity
Actual	$1,000.00	$1,121.30	0.85%	$4.55
Hypothetical	$1,000.00	$1,020.85	0.85%	$4.33

Large-Cap Value
Actual	$1,000.00	$1,063.10	0.89%	$4.61
Hypothetical	$1,000.00	$1,020.67	0.89%	$4.51

Comstock
Actual	$1,000.00	$1,119.30	0.99%	$5.29
Hypothetical	$1,000.00	$1,020.14	0.99%	$5.04

Real Estate
Actual	$1,000.00	$1,279.10	1.14%	$6.52
Hypothetical	$1,000.00	$1,019.42	1.14%	$5.78

Mid-Cap Growth
Actual	$1,000.00	$1,124.00	0.95%	$5.09
Hypothetical	$1,000.00	$1,020.35	0.95%	$4.84

*	Expenses paid during the period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366 days.

B-2

PACIFIC SELECT FUND
BLUE CHIP PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 96.17%
Autos & Transportation - 2.11%
Canadian National Railway Co (Canada)	252,200	$15,447,250
United Parcel Service Inc ‘B’	282,000	24,099,720

		39,546,970

Consumer Discretionary - 17.27%
Apollo Group Inc ‘A’ *	119,000	9,604,490
Bed Bath & Beyond Inc *	256,000	10,196,480
Best Buy Co Inc †	262,000	15,568,040
Carnival Corp †	290,000	16,712,700
Cendant Corp	675,000	15,781,500
Costco Wholesale Corp †	466,000	22,559,060
eBay Inc *	136,000	15,814,080
J.C. Penney Co Inc †	273,000	11,302,200
McDonald’s Corp †	858,000	27,507,480
Nike Inc ‘B’	249,000	22,581,810
Starwood Hotels & Resorts Worldwide Inc †	245,000	14,308,000
Target Corp	280,000	14,540,400
The Gillette Co	535,000	23,957,300
The Home Depot Inc	856,000	36,585,440
Wal-Mart Stores Inc	859,000	45,372,380
Waste Management Inc	487,000	14,580,780
Yahoo! Inc *	187,000	7,046,160

		324,018,300

Consumer Staples - 3.69%
Colgate-Palmolive Co	290,000	14,836,400
PepsiCo Inc	290,000	15,138,000
The Procter & Gamble Co	711,000	39,161,880

		69,136,280

Energy - 0.83%
BJ Services Co †	170,000	7,911,800
ENSCO International Inc †	239,000	7,585,860

		15,497,660

Financial Services - 18.82%
American Express Co	452,000	25,479,240
American International Group Inc	424,000	27,844,080
Automatic Data Processing Inc	409,000	18,139,150
Bank of America Corp	573,000	26,925,270
Citigroup Inc	1,150,000	55,407,000
Fannie Mae	164,000	11,678,440
Genworth Financial Inc ‘A’ †	190,500	5,143,500
JPMorgan Chase & Co	952,000	37,137,520
MBNA Corp	341,000	9,612,790
Merrill Lynch & Co Inc	374,000	22,353,980
Morgan Stanley	334,000	18,543,680
SLM Corp †	358,000	19,113,620
The Allstate Corp	368,000	19,032,960
The Goldman Sachs Group Inc	257,000	26,738,280
U.S. Bancorp †	344,000	10,774,080
Wells Fargo & Co	307,000	19,080,050

		353,003,640

Health Care - 12.44%
Allergan Inc †	157,000	12,727,990
Amgen Inc * †	397,000	25,467,550
Eli Lilly & Co	166,000	9,420,500
Forest Laboratories Inc *	215,000	9,644,900
Genentech Inc *	305,000	16,604,200
Johnson & Johnson	787,000	49,911,540
Medtronic Inc	435,000	21,606,450
Pfizer Inc †	1,070,000	28,772,300
UnitedHealth Group Inc	369,000	32,483,070
Wyeth †	321,000	13,671,390
Zimmer Holdings Inc * †	164,000	13,139,680

		233,449,570

Integrated Oils - 4.45%
Exxon Mobil Corp	1,264,000	64,792,640
Schlumberger Ltd	280,000	18,746,000

		83,538,640

Materials & Processing - 3.01%
Air Products & Chemicals Inc	205,000	11,883,850
Alcoa Inc †	304,000	9,551,680
Masco Corp	453,000	16,548,090
The Dow Chemical Co †	375,000	18,566,250

		56,549,870

Multi-Industry - 7.36%
Eaton Corp	217,000	15,702,120
Fortune Brands Inc	136,000	10,496,480
General Electric Co	1,587,000	57,925,500
Honeywell International Inc	385,000	13,632,850
Tyco International Ltd (Bermuda)	1,128,000	40,314,720

		138,071,670

Producer Durables - 4.18%
Applied Materials Inc * †	539,000	9,216,900
Danaher Corp †	386,000	22,160,260
KLA-Tencor Corp * †	198,000	9,222,840
United Technologies Corp	249,000	25,734,150
Waters Corp *	256,000	11,978,240

		78,312,390

Technology - 18.75%
Accenture Ltd ‘A’ * (Bermuda)	443,000	11,961,000
Amdocs Ltd * † (United Kingdom)	380,000	9,975,000
Analog Devices Inc †	286,200	10,566,504
Cisco Systems Inc *	2,038,300	39,339,190
Dell Inc *	914,000	38,515,960
EMC Corp MA *	1,256,000	18,676,720
Intel Corp	1,077,000	25,191,030
International Business Machines Corp †	290,000	28,588,200
Linear Technology Corp	242,000	9,379,920
Microchip Technology Inc	341,000	9,091,060
Microsoft Corp	2,083,000	55,636,930
Motorola Inc	614,000	10,560,800
Oracle Corp * †	1,830,000	25,107,600
QUALCOMM Inc	321,000	13,610,400
Symantec Corp * †	511,000	13,163,360
VERITAS Software Corp *	682,000	19,471,100
Xilinx Inc †	436,000	12,927,400

		351,762,174

Utilities - 3.26%
Dominion Resources Inc VA †	167,000	11,312,580
FPL Group Inc †	187,000	13,978,250
SBC Communications Inc †	678,000	17,472,060
The Southern Co	153,000	5,128,560
Vodafone Group PLC ADR † (United Kingdom)	487,000	13,334,060

		61,225,510

Total Common Stocks (Cost $1,627,425,421)		1,804,112,674

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
BLUE CHIP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 5.12%
U.S. Treasury Bills - 0.19%
2.070% due 03/17/05 ‡	$500,000	$497,839
2.150% due 03/17/05 ‡	3,000,000	2,986,537

		3,484,376

Repurchase Agreement - 4.93%
State Street Bank and Trust Co 2.100% due 01/03/05 (Dated 12/31/04, repurchase price of $92,608,204; collateralized by Fannie Mae (U.S. Govt Agency Issue) 1.720% due 07/03/18 and market value $94,446,625)	92,592,000	92,592,000

Total Short-Term Investments (Cost $96,076,376)		96,076,376

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 101.29% (Cost $1,723,501,797)		1,900,189,050

	Shares
SECURITIES LENDING COLLATERAL - 3.80%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $71,317,122)	71,317,122	71,317,122

TOTAL INVESTMENTS - 105.09% (Cost $1,794,818,919)		1,971,506,172

OTHER ASSETS & LIABILITIES, NET - (5.09%)		(95,442,430)

NET ASSETS - 100.00%		$1,876,063,742

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $3,015,210 were segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2004:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

S&P 500 (03/05)	95	$28,650,280	$174,621

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	18.82%
Technology	18.75%
Consumer Discretionary	17.27%
Health Care	12.44%
Short-Term Investments & Securities Lending Collateral	8.92%
Multi-Industry	7.36%
Integrated Oils	4.45%
Producer Durables	4.18%
Consumer Staples	3.69%
Utilities	3.26%
Materials & Processing	3.01%
Autos & Transportation	2.11%
Energy	0.83%

105.09%
Other Assets & Liabilities, Net	(5.09%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 91.35%
Autos & Transportation - 0.79%
Southwest Airlines Co	42,600	$693,528

Consumer Discretionary - 27.42%
Aeropostale Inc *	12,550	369,346
ARAMARK Corp ‘B’	19,000	503,690
Brinker International Inc *	31,900	1,118,733
CDW Corp	12,750	845,963
Cintas Corp	31,900	1,399,134
Cooper Industries Ltd ‘A’	11,100	753,579
CoStar Group Inc * †	10,400	480,272
Family Dollar Stores Inc	21,200	662,076
Fisher Scientific International Inc *	31,900	1,989,922
Foot Locker Inc	16,100	433,573
Hot Topic Inc * †	1,900	32,661
Iron Mountain Inc *	31,600	963,484
Lamar Advertising Co ‘A’ *	14,600	624,588
Linens ‘n Things Inc *	31,900	791,120
MSC Industrial Direct Co Inc ‘A’	21,300	766,374
OfficeMax Inc	31,900	1,001,022
Omnicom Group Inc	8,500	716,720
Pacific Sunwear of California Inc *	25,050	557,613
Radio One Inc ‘D’ * †	50,500	814,060
Regal Entertainment Group ‘A’ †	38,800	805,100
Robert Half International Inc	51,600	1,518,588
Royal Caribbean Cruises Ltd † (Liberia)	14,900	811,156
Ruby Tuesday Inc †	31,900	831,952
Sirva Inc * †	63,900	1,228,158
Staples Inc	12,900	434,859
Tiffany & Co	21,300	680,961
Tractor Supply Co * †	16,900	628,849
Univision Communications Inc ‘A’ *	58,365	1,708,344
Wendy’s International Inc	16,700	655,642

		24,127,539

Consumer Staples - 0.75%
Coca-Cola Enterprises Inc	31,900	665,115

Energy - 4.40%
BJ Services Co	25,600	1,191,424
Cooper Cameron Corp *	17,100	920,151
ENSCO International Inc	31,800	1,009,332
Patterson-UTI Energy Inc	25,000	486,250
Pride International Inc *	13,000	267,020

		3,874,177

Financial Services - 14.07%
Affiliated Managers Group Inc * †	10,600	718,044
Alliance Data Systems Corp * ++	27,600	1,310,448
CB Richard Ellis Group Inc ‘A’ *	25,500	855,525
Fiserv Inc *	47,900	1,925,101
Investors Financial Services Corp ++	46,840	2,341,063
La Quinta Corp *	63,500	577,215
Legg Mason Inc	6,400	468,864
New York Community Bancorp Inc †	32,601	670,603
North Fork Bancorp Inc	21,300	614,505
Paychex Inc	31,900	1,087,152
SunGard Data Systems Inc *	63,910	1,810,570

		12,379,090

Health Care - 16.06%
Advanced Medical Optics Inc * †	11,500	473,110
Amylin Pharmaceuticals Inc * †	28,700	670,432
Barr Pharmaceuticals Inc *	11,500	523,710
Caremark Rx Inc * ++	41,600	1,640,288
Cytyc Corp *	20,200	556,914
DaVita Inc *	19,200	758,976
Endo Pharmaceuticals Holdings Inc *	14,800	311,096
Eon Labs Inc * ++	24,700	666,900
Express Scripts Inc *	6,000	458,640
Eyetech Pharmaceuticals Inc * †	12,200	555,100
Impax Laboratories Inc * ++	27,100	430,348
Invitrogen Corp *	12,800	859,264
IVAX Corp *	39,900	631,218
LifePoint Hospitals Inc *	14,600	508,372
Medco Health Solutions Inc *	19,200	798,720
MGI PHARMA Inc *	21,300	596,613
Neurocrine Biosciences Inc *	7,300	359,890
OSI Pharmaceuticals Inc * ++	8,500	636,225
QLT Inc * † (Canada)	43,300	696,264
Stericycle Inc *	15,800	726,010
Triad Hospitals Inc *	21,300	792,573
Valeant Pharmaceuticals International †	18,200	479,570

		14,130,233

Materials & Processing - 6.06%
American Standard Cos Inc *	42,600	1,760,232
Bowater Inc	22,400	984,928
EnerSys * †	46,800	713,700
Nalco Holding Co *	43,600	851,072
Sappi Ltd ADR (S. Africa)	41,700	604,650
The Valspar Corp	8,300	415,083

		5,329,665

Multi-Industry - 2.06%
Brunswick Corp	12,800	633,600
Textron Inc	16,000	1,180,800

		1,814,400

Producer Durables - 6.57%
Agilent Technologies Inc *	31,900	768,790
Blount International Inc *	53,600	933,712
Joy Global Inc ++	10,900	473,387
Littelfuse Inc *	10,400	355,264
Molex Inc	14,900	447,000
Novellus Systems Inc *	31,600	881,324
Plantronics Inc	22,500	933,075
Polycom Inc *	20,800	485,056
Tektronix Inc	16,700	504,507

		5,782,115

Technology - 12.67%
Acxiom Corp	21,500	565,450
ADTRAN Inc	33,800	646,932
Akamai Technologies Inc * †	41,900	545,957
Altera Corp *	20,700	428,490
Amdocs Ltd * (United Kingdom)	26,600	698,250
AMIS Holdings Inc *	37,300	616,196
ATI Technologies Inc * (Canada)	13,600	263,704
Avaya Inc *	42,300	727,560
Cognos Inc * (Canada)	8,800	387,728
Comverse Technology Inc *	25,000	611,250
Electronics for Imaging Inc *	16,800	292,488
Intersil Corp ‘A’	21,000	351,540
Maxim Integrated Products Inc	19,000	805,410
Mercury Interactive Corp *	8,300	378,065
Microchip Technology Inc	63,590	1,695,309
PerkinElmer Inc	20,800	467,792
Symantec Corp *	25,300	651,728
Synopsys Inc *	34,100	669,042
Xilinx Inc	11,800	349,870

		11,152,761

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
AGGRESSIVE GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Utilities - 0.50%
DPL Inc †	17,500	$439,425

Total Common Stocks (Cost $72,510,454)		80,388,048

	Principal
	Amount
SHORT-TERM INVESTMENT - 9.23%
Repurchase Agreement - 9.23%
State Street Bank and Trust Co 2.100% due 01/03/05 (Dated 12/31/04, repurchase price of $8,126,422; collateralized by Federal Home Loan Bank 5.000% due 02/15/18 and market value $8,290,063)	$8,125,000	8,125,000

Total Short-Term Investment (Cost $8,125,000)		8,125,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.58% (Cost $80,635,454)		88,513,048

	Shares
SECURITIES LENDING COLLATERAL - 10.78%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $9,482,281)	9,482,281	9,482,281

TOTAL INVESTMENTS - 111.36% (Cost $90,117,735)		97,995,329

OTHER ASSETS & LIABILITIES, NET - (11.36%)		(9,994,491)

NET ASSETS - 100.00%		$88,000,838

Notes to Schedule of Investments

(a) Transactions in written options for the year ended December 31, 2004, were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2003	—	$—
Call Options Written	1,785	150,853
Call Options Exercised	(410)	(37,592)
Call Options Expired	(590)	(32,076)
Call Options Repurchased	(77)	(6,995)

Outstanding, December 31, 2004	708	$74,190

(b) Premiums received and value of written options outstanding as of December 31, 2004:

	Number of
Type	Contracts	Premium	Value

Call - CBOE Eon Labs Inc Strike @ 30.00 Exp. 01/22/05 Broker: Lehman Brothers Holdings Inc	80	$5,674	$2,000
Call - CBOE Impax Laboratories Inc Strike @ 17.50 Exp. 02/19/05 Broker: Citigroup Inc	135	6,542	8,100
Call - CBOE Caremark Rx Inc Strike @ 40.00 Exp. 02/19/05 Broker: Citigroup Inc	138	16,179	19,665
Call - CBOE Joy Global Inc Strike @ 45.00 Exp. 02/19/05 Broker: JPMorgan Chase & Co	83	11,677	11,413
Call - CBOE Alliance Data Systems Corp Strike @ 50.00 Exp. 02/19/05 Broker: JPMorgan Chase & Co	105	10,457	8,137
Call - CBOE Investors Financial Services Corp Strike @ 50.00 Exp. 02/19/05 Broker: Credit Suisse First Boston Corp	125	12,750	27,500
Call - CBOE OSI Pharmaceuticals Inc Strike @ 80.00 Exp. 02/19/05 Broker: Lehman Brothers Holdings Inc	42	10,911	11,760

		$74,190	$88,575

(c) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	27.42%
Short-Term Investment & Securities Lending Collateral	20.01%
Health Care	16.06%
Financial Services	14.07%
Technology	12.67%
Producer Durables	6.57%
Materials & Processing	6.06%
Energy	4.40%
Multi-Industry	2.06%
Autos & Transportation	0.79%
Consumer Staples	0.75%
Utilities	0.50%

111.36%
Other Assets & Liabilities, Net	(11.36%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
WARRANTS - 0.00%
Technology - 0.00%
Lucent Technologies Inc * Exp. 12/10/07	3,411	$5,389

Total Warrants (Cost $0)		5,389

COMMON STOCKS - 96.19%
Autos & Transportation - 0.79%
Navistar International Corp * †	48,200	2,119,836
Union Pacific Corp	37,171	2,499,750

		4,619,586

Consumer Discretionary - 13.97%
Allied Waste Industries Inc *	107,600	998,528
Amazon.com Inc *	34,100	1,510,289
AutoNation Inc *	195,300	3,751,713
Avon Products Inc	57,400	2,221,380
Carnival Corp	35,900	2,068,917
Clear Channel Communications Inc	34,000	1,138,660
Cooper Industries Ltd ‘A’	29,700	2,016,333
Costco Wholesale Corp	83,100	4,022,871
Dollar Tree Stores Inc * †	198,100	5,681,508
Entercom Communications Corp *	15,800	567,062
Google Inc ‘A’ *	6,500	1,255,150
InterActiveCorp * †	299,500	8,272,190
Kimberly-Clark Corp	35,400	2,329,674
Knight-Ridder Inc	18,100	1,211,614
Las Vegas Sands Corp *	34,500	1,656,000
Lowe’s Cos Inc	96,000	5,528,640
Mattel Inc	118,500	2,309,565
McDonald’s Corp	68,500	2,196,110
Monster Worldwide Inc *	42,600	1,433,064
OfficeMax Inc †	130,900	4,107,642
Omnicom Group Inc	30,500	2,571,760
RadioShack Corp	145,600	4,787,328
Starwood Hotels & Resorts Worldwide Inc	28,800	1,681,920
Target Corp	45,500	2,362,815
The DIRECTV Group Inc *	220,534	3,691,739
Time Warner Inc *	347,150	6,748,596
VeriSign Inc *	44,000	1,474,880
Williams-Sonoma Inc *	105,400	3,693,216

		81,289,164

Consumer Staples - 6.83%
Altria Group Inc	70,000	4,277,000
Anheuser-Busch Cos Inc	88,300	4,479,459
Campbell Soup Co	296,800	8,871,352
Kraft Foods Inc ‘A’ †	93,200	3,318,852
PepsiCo Inc	224,400	11,713,680
Sysco Corp	46,800	1,786,356
The Pepsi Bottling Group Inc	96,300	2,603,952
The Procter & Gamble Co	49,200	2,709,936

		39,760,587

Energy - 3.77%
Baker Hughes Inc	124,200	5,299,614
BJ Services Co	98,500	4,584,190
Equitable Resources Inc	64,700	3,924,702
The Williams Cos Inc	242,300	3,947,067
Weatherford International Ltd * (Bermuda)	81,500	4,180,950

		21,936,523

Financial Services - 17.39%
American International Group Inc	66,650	4,376,906
AmeriCredit Corp * †	87,700	2,144,265
Assurant Inc	40,800	1,246,440
CIGNA Corp	18,400	1,500,888
Everest Re Group Ltd (Barbados)	7,300	653,788
General Growth Properties Inc	64,130	2,318,941
Golden West Financial Corp	75,200	4,618,784
JPMorgan Chase & Co	404,324	15,772,679
SLM Corp	653,400	34,885,026
State Street Corp	36,400	1,787,968
The Chubb Corp	35,000	2,691,500
The Hartford Financial Services Group Inc	55,000	3,812,050
The PMI Group Inc	155,100	6,475,425
Washington Mutual Inc	158,900	6,718,292
Wells Fargo & Co	149,200	9,272,780
XL Capital Ltd ‘A’ (Bermuda)	37,400	2,904,110

		101,179,842

Health Care - 16.61%
Allergan Inc	144,400	11,706,508
Amgen Inc *	67,200	4,310,880
AstraZeneca PLC ADR (United Kingdom)	408,300	14,858,037
Becton Dickinson & Co	56,000	3,180,800
Biogen Idec Inc *	18,600	1,238,946
Boston Scientific Corp *	68,300	2,428,065
DaVita Inc *	51,300	2,027,889
Elan Corp PLC ADR * † (Ireland)	48,200	1,313,450
Eli Lilly & Co	212,500	12,059,375
Forest Laboratories Inc *	409,300	18,361,198
Guidant Corp	91,400	6,589,940
ImClone Systems Inc * †	31,300	1,442,304
Lincare Holdings Inc *	135,500	5,779,075
Medco Health Solutions Inc *	34,200	1,422,720
PacifiCare Health Systems Inc * †	34,800	1,966,896
Sepracor Inc * †	26,200	1,555,494
Teva Pharmaceutical Industries Ltd ADR † (Israel)	87,200	2,603,792
Triad Hospitals Inc *	37,400	1,391,654
WellPoint Inc *	20,700	2,380,500

		96,617,523

Integrated Oils - 5.33%
Exxon Mobil Corp	129,200	6,622,792
Royal Dutch Petroleum Co ‘NY’ (Netherlands)	129,100	7,407,758
Schlumberger Ltd	118,400	7,926,880
Shell Transport & Trading Co PLC ADR (United Kingdom)	38,000	1,953,200
Transocean Inc *	96,500	4,090,635
Unocal Corp	69,800	3,018,152

		31,019,417

Materials & Processing - 5.96%
Air Products & Chemicals Inc	71,700	4,156,449
Alcoa Inc	60,300	1,894,626
American Standard Cos Inc *	186,800	7,718,576
E.I. du Pont de Nemours & Co	117,450	5,760,922
Fluor Corp †	91,300	4,976,763
International Paper Co	76,000	3,192,000
The Dow Chemical Co	140,300	6,946,253

		34,645,589

Multi-Industry - 4.27%
General Electric Co	576,300	21,034,950
Tyco International Ltd (Bermuda)	106,800	3,817,032

		24,851,982

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Producer Durables - 5.42%
Agilent Technologies Inc *	62,000	$1,494,200
American Tower Corp ‘A’ *	92,400	1,700,160
Applied Materials Inc *	236,800	4,049,280
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	107,600	8,640,280
KLA-Tencor Corp *	38,000	1,770,040
Lam Research Corp *	105,500	3,050,005
Lexmark International Inc ‘A’ *	21,900	1,861,500
Northrop Grumman Corp	30,700	1,668,852
Polycom Inc *	50,900	1,186,988
Teradyne Inc *	141,300	2,411,991
United Technologies Corp	35,900	3,710,265

		31,543,561

Technology - 9.40%
Advanced Micro Devices Inc * †	232,600	5,121,852
Affiliated Computer Services Inc ‘A’ *	105,200	6,331,988
Altera Corp *	700	14,490
Applera Corp-Applied Biosystems Group	135,800	2,839,578
Avnet Inc *	94,400	1,721,856
Cadence Design Systems Inc *	105,300	1,454,193
Cisco Systems Inc *	207,000	3,995,100
Flextronics International Ltd * (Singapore)	122,400	1,691,568
General Dynamics Corp	9,800	1,025,080
International Business Machines Corp	8,400	828,072
Jabil Circuit Inc *	79,500	2,033,610
JDS Uniphase Corp *	440,600	1,396,702
Linear Technology Corp	43,600	1,689,936
Micron Technology Inc *	119,400	1,474,590
Microsoft Corp	471,600	12,596,436
QUALCOMM Inc	83,600	3,544,640
SAP AG ADR (Germany)	73,700	3,258,277
Seagate Technology * † (Cayman)	116,300	2,008,501
Sun Microsystems Inc *	312,600	1,681,788

		54,708,257

Utilities - 6.45%
Cablevision Systems Corp NY ‘A’ * †	192,009	4,781,024
Edison International	23,400	749,502
Kinder Morgan Inc	29,927	2,188,562
Kinder Morgan Management LLC *	112,252	4,568,656
NiSource Inc	73,000	1,662,940
Qwest Communications International Inc *	106,900	474,636
Sprint Corp	619,300	15,389,605
The AES Corp *	225,300	3,079,851
Verizon Communications Inc	114,900	4,654,599

		37,549,375

Total Common Stocks (Cost $469,455,978)		559,721,406

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.90%
Repurchase Agreement - 3.90%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $22,703,838; collateralized by U.S. Treasury Bills 2.560% due 06/30/05 and market value $23,155,020)	$22,701,000	22,701,000

Total Short-Term Investment (Cost $22,701,000)		22,701,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.09% (Cost $492,156,978)		582,427,795

	Shares
SECURITIES LENDING COLLATERAL - 3.16%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $18,366,597)	18,366,597	18,366,597

TOTAL INVESTMENTS - 103.25% (Cost $510,523,575)		600,794,392

OTHER ASSETS & LIABILITIES, NET - (3.25%)		(18,919,799)

NET ASSETS - 100.00%		$581,874,593

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	17.39%
Health Care	16.61%
Consumer Discretionary	13.97%
Technology	9.40%
Short-Term Investment & Securities Lending Collateral	7.06%
Consumer Staples	6.83%
Utilities	6.45%
Materials & Processing	5.96%
Producer Durables	5.42%
Integrated Oils	5.33%
Multi-Industry	4.27%
Energy	3.77%
Autos & Transportation	0.79%

103.25%
Other Assets & Liabilities, Net	(3.25%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments
December 31, 2004

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES - 32.64%
Collateralized Mortgage Obligations - 19.05%
Bear Stearns Alt-A Trust
2.738% due 02/25/34 " §	$5,927,671	$5,925,372
2.768% due 01/25/35 " §	13,059,464	13,059,464
Countrywide Home Loan Mortgage Trust
3.975% due 08/25/33 " §	488,455	482,685
CS First Boston Mortgage Securities Corp
2.748% due 03/25/34 " §	3,167,196	3,172,429
2.848% due 02/25/34 " §	6,020,182	6,041,337
2.898% due 01/25/33 " §	4,822,534	4,845,855
CS First Boston Mortgage Securities Corp (IO)
1.678% due 11/15/36 ~ " §	23,870,507	1,473,008
1.884% due 05/15/38 ~ " §	22,201,478	1,555,715
5.500% due 04/25/33 - 06/25/33 " ±	1,589,611	111,978
5.750% due 05/25/33 "	766,466	61,378
Fannie Mae
4.500% due 09/25/11 "	5,119,927	5,132,771
6.500% due 08/25/08 "	3,555,000	3,737,445
8.000% due 10/25/19 "	647,065	654,547
Fannie Mae (IO)
5.500% due 12/25/31 "	8,319,810	1,022,167
Freddie Mac
5.000% due 10/15/14 "	4,640,432	4,675,283
6.000% due 12/15/08 - 07/15/30 " ±	13,492,017	13,863,181
6.500% due 09/15/09 - 09/15/18 " ±	8,633,468	8,797,497
7.000% due 09/15/30 "	7,964,795	8,353,920
8.500% due 12/15/15 "	1,258,661	1,283,658
Freddie Mac (IO)
4.500% due 02/15/15 "	6,313,717	616,751
5.500% due 05/15/22 "	549,111	94,298
Government National Mortgage Association
6.000% due 09/20/28 "	127,187	127,080
Harborview Mortgage Loan Trust
2.710% due 04/19/34 " §	8,450,086	8,447,561
Impac CMB Trust
2.788% due 11/25/34 " §	15,180,081	15,194,253
2.808% due 10/25/34 " §	9,241,288	9,237,895
Impac Secured Assets Corp
2.818% due 11/25/34 " §	9,377,369	9,386,614
MASTR Adjustable Rate Mortgages Trust
2.798% due 11/25/34 " §	4,612,638	4,622,573
3.274% due 08/25/34 " §	6,198,745	6,339,185
Merrill Lynch Mortgage Investors Inc
4.281% due 07/25/33 " §	6,741,712	6,785,873
MLCC Mortgage Investors Inc
2.450% due 11/25/29 " §	20,556,873	20,535,184
2.648% due 04/25/29 " §	8,843,683	8,817,182
2.788% due 03/25/28 " §	4,609,635	4,649,812
Prudential Commercial Mortgage Trust (IO)
1.549% due 02/11/36 ~ " §	43,000,000	2,765,936
Sequoia Mortgage Trust
2.191% due 02/20/34 - 03/20/34 " § ±	9,385,830	9,356,369
2.530% due 10/20/34 " §	14,664,909	14,678,149
2.570% due 11/20/34 " §	9,799,922	9,781,215
Structured Adjustable Rate Mortgage Loan Trust
4.521% due 05/25/34 " §	8,679,269	8,718,141
4.655% due 02/25/34 " §	1,249,739	1,265,653
4.797% due 06/25/34 " §	13,406,388	13,473,199
5.070% due 03/25/34 " §	3,464,268	3,496,768
Structured Asset Securities Corp
4.620% due 01/25/34 " §	5,619,197	5,673,512
4.700% due 11/25/33 " §	5,167,194	5,181,596
5.000% due 07/25/33 " §	1,980,186	1,970,402
Washington Mutual Inc (IO)
0.514% due 02/25/34 " §	13,691,654	90,060
1.181% due 01/25/08 " §	5,942,850	114,410
Washington Mutual MSC Mortgage Pass-Thru Certs
6.750% due 12/25/31 "	4,382,580	4,396,281
7.000% due 03/25/34 "	8,100,819	8,331,243

		268,396,885

Fannie Mae - 8.70%
3.488% due 08/01/33 " §	19,492,327	19,176,109
3.640% due 05/01/33 " §	2,938,012	2,935,901
4.003% due 04/01/34 " §	3,529,351	3,571,538
4.249% due 05/01/33 " §	11,461,088	11,590,827
4.606% due 02/01/33 " §	7,875,543	8,052,715
4.733% due 04/01/33 " §	3,649,135	3,680,179
4.888% due 06/01/33 " §	7,147,508	7,334,464
5.500% due 03/01/18 - 12/01/18 " ±	27,315,442	28,282,886
6.000% due 01/01/18 "	18,142,599	19,027,619
6.500% due 05/01/33 "	9,924,699	10,414,403
7.000% due 05/01/33 - 06/01/33 " ±	8,079,212	8,568,262

		122,634,903

Freddie Mac - 2.68%
5.500% due 02/01/12 - 04/01/18 " ±	13,955,819	14,451,306
6.000% due 04/01/33 "	18,996,015	19,637,696
6.500% due 07/01/32 - 08/01/32 " ±	3,435,629	3,609,059

		37,698,061

Government National Mortgage Association - 2.21%
4.250% due 07/20/34 " §	19,499,717	19,303,589
4.500% due 09/20/34 " §	11,793,045	11,866,394

		31,169,983

Total Mortgage-Backed Securities (Cost $462,547,730)		459,899,832

ASSET-BACKED SECURITIES - 23.18%
AmeriCredit Automobile Receivables Trust
2.110% due 08/06/07 "	9,000,000	8,978,522
2.140% due 12/06/07 "	7,000,000	6,960,185
4.460% due 04/12/09 "	15,000,000	15,183,798
5.010% due 07/14/08 "	3,119,835	3,159,365
5.370% due 06/12/08 "	3,684,607	3,732,242
Capital One Auto Finance Trust
1.830% due 10/15/07 "	4,352,586	4,332,239
5.400% due 05/15/08 "	3,369,429	3,412,831
Citigroup Mortgage Loan Trust Inc
2.778% due 10/25/34 " §	15,063,183	15,076,399
Countrywide Asset-Backed Certificates
2.768% due 05/25/33 " §	8,000,000	8,007,103
Countrywide Home Equity Loan Trust
2.623% due 12/15/29 " §	11,967,668	11,943,359
2.623% due 04/15/30 " §	8,221,414	8,221,520
2.643% due 05/15/28 " §	6,436,648	6,444,236
2.653% due 06/15/29 " §	7,505,831	7,510,519
2.663% due 10/15/28 " §	6,083,808	6,088,559
2.663% due 06/15/29 " §	8,451,640	8,433,526
2.663% due 07/15/29 " §	8,939,158	8,943,341
2.678% due 02/15/30 " §	21,000,000	21,000,000

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
2.683% due 02/15/34 " §	$13,324,608	$13,330,544
2.687% due 03/15/30 " §	15,000,000	15,000,000
2.693% due 02/15/34 " §	23,085,182	23,085,182
2.723% due 03/15/34 " §	14,302,151	14,302,151
2.753% due 03/15/29 " §	10,542,033	10,553,064
CPS Auto Trust
2.688% due 04/15/10 ~ "	9,912,478	9,802,508
First Auto Receivables Group Trust
1.965% due 12/15/07 ~ "	6,790,586	6,760,546
First Franklin Mortgage Loan Asset-Backed Certs
2.708% due 06/25/34 " §	10,755,134	10,762,046
Household Automotive Trust
5.390% due 08/17/08 "	3,684,147	3,740,947
Household Home Equity Loan Trust
2.760% due 09/20/33 " §	9,560,616	9,566,628
Merrill Lynch Mortgage Investors Inc
2.768% due 07/25/35 " §	11,000,000	11,007,069
Park Place Securities Inc
2.708% due 02/25/35 " §	15,000,000	15,009,638
2.778% due 10/25/34 " §	6,000,000	6,000,748
Residential Asset Mortgage Products Inc
2.658% due 03/25/34 " §	7,468,998	7,473,798
2.668% due 02/25/34 " §	6,064,668	6,057,305
Residential Asset Securities Corp (IO)
3.500% due 11/25/05 "	3,514,483	70,086
Saxon Asset Securities Trust (IO)
4.750% due 01/25/05 "	6,346,753	685
Triad Auto Receivables Owner Trust
2.480% due 03/12/08 "	5,500,000	5,467,697
Wachovia Asset Securitization Inc
2.638% due 06/25/34 " §	11,174,748	11,181,735

Total Asset-Backed Securities (Cost $327,320,514)		326,600,121

U.S. GOVERNMENT AGENCY ISSUES - 23.56%
Fannie Mae
2.100% due 04/19/06	11,000,000	10,864,975
2.150% due 04/13/06	21,000,000	20,760,201
2.300% due 04/28/06	35,000,000	34,612,655
2.530% due 04/07/06	20,000,000	19,869,140
2.550% due 04/13/07	8,400,000	8,263,382
3.010% due 06/02/06	12,000,000	11,950,944
6.520% due 07/11/07	3,000,000	3,227,850
Federal Farm Credit Bank
3.650% due 12/03/07	8,000,000	8,044,680
Federal Home Loan Bank
2.300% due 08/30/06	13,600,000	13,414,333
2.500% due 04/11/06	11,000,000	10,923,968
2.750% due 05/15/06	10,000,000	9,955,920
2.875% due 05/22/06	25,000,000	24,928,500
2.875% due 05/23/06	20,000,000	19,942,380
2.970% due 09/17/07	10,000,000	9,891,170
3.790% due 11/28/08	5,000,000	4,962,580
5.375% due 02/15/07	5,000,000	5,209,730
Freddie Mac
2.270% due 04/28/06	17,000,000	16,822,673
2.400% due 03/29/07	8,000,000	7,849,200
2.500% due 12/30/05	25,000,000	24,883,250
2.810% due 02/02/06	20,000,000	19,957,980
3.000% due 04/25/07	10,000,000	9,933,360
3.000% due 07/27/07	2,000,000	1,968,484
3.000% due 07/09/08	18,535,000	18,203,409
6.750% due 05/30/06	7,800,000	8,195,866
7.100% due 04/10/07	6,705,000	7,259,034

Total U.S. Government Agency Issues (Cost $332,516,541)		331,895,664

U.S. TREASURY OBLIGATIONS - 9.79%
U.S. Treasury Notes - 9.79%

2.375% due 08/31/06 †	43,000,000	42,585,136
2.750% due 08/15/07 †	55,000,000	54,413,480
2.875% due 11/30/06 †	41,000,000	40,884,708

		137,883,324

Total U.S. Treasury Obligations (Cost $138,454,133)		137,883,324

SHORT-TERM INVESTMENTS - 10.19%
Repurchase Agreements - 10.19%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $615,077; collateralized by U.S. Treasury Notes 2.000% due 05/15/06 and market value $629,553)	615,000	615,000

UBS Securities Inc 1.550% due 01/03/05 (Dated 12/31/04, repurchase price of $143,018,471; collateralized by U.S. Treasury Bonds 8.875% due 08/15/17 and market value $72,601,799; and 8.875% due 02/15/19 and market value $73,504,925)	143,000,000	143,000,000

		143,615,000

Total Short-Term Investments (Cost $143,615,000)		143,615,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.36% (Cost $1,404,453,918)		1,399,893,941

	Shares
SECURITIES LENDING COLLATERAL - 10.05%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $141,635,413)	141,635,413	141,635,413

TOTAL INVESTMENTS - 109.41% (Cost $1,546,089,331)		1,541,529,354

OTHER ASSETS & LIABILITIES, NET - (9.41%)		(132,593,865)

NET ASSETS - 100.00%		$1,408,935,489

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

Notes to Schedule of Investments

(a) The amount of $2,900,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2004:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (03/05)	860	$860,000,000	($322,350)
Eurodollar (06/05)	723	723,000,000	(779,065)
Eurodollar (09/05)	438	438,000,000	(290,263)
Eurodollar (12/05)	290	290,000,000	(108,996)
Eurodollar (03/06)	176	176,000,000	(44,336)
Eurodollar (06/06)	290	290,000,000	(54,061)
Eurodollar (09/06)	203	203,000,000	(13,313)
Eurodollar (12/06)	139	139,000,000	31,980
Eurodollar (03/07)	75	75,000,000	22,496
Eurodollar (06/07)	75	75,000,000	30,934
10-Year Interest Rate Swap (03/05)	464	46,400,000	(124,376)
U.S. Treasury 2-Year Notes (03/05)	616	123,200,000	(30,600)
U.S. Treasury 10-Year Notes (03/05)	142	14,200,000	58,302
U.S. Treasury 30-Year Bonds (03/05)	191	19,100,000	163,508

Short Futures Outstanding

U.S. Treasury 5-Year Notes (03/05)	565	56,500,000	(61,289)

			($1,521,429)

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	32.64%
U.S. Government Agency Issues	23.56%
Asset-Backed Securities	23.18%
Short-Term Investments & Securities Lending Collateral	20.24%
U.S. Treasury Obligations	9.79%

109.41%
Other Assets & Liabilities, Net	(9.41%)

100.00%

See Notes to Financial Statements

PACIFIC SELECT FUND
I-NET TOLLKEEPER PORTFOLIOSM
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 98.80%
Consumer Discretionary - 36.75%
Ask Jeeves Inc * †	24,110	$644,943
Citadel Broadcasting Corp *	57,890	936,660
Clear Channel Communications Inc	50,604	1,694,728
eBay Inc *	15,230	1,770,945
EchoStar Communications Corp ‘A’	22,030	732,277
Electronic Arts Inc *	20,550	1,267,524
Google Inc ‘A’ * †	8,890	1,716,659
GTECH Holdings Corp	23,000	596,850
Iron Mountain Inc *	59,780	1,822,692
Lamar Advertising Co ‘A’ *	29,890	1,278,694
The E.W. Scripps Co ‘A’	27,130	1,309,836
Time Warner Inc *	99,510	1,934,474
Univision Communications Inc ‘A’ *	72,880	2,133,198
Viacom Inc ‘B’	67,318	2,449,702
Westwood One Inc *	49,360	1,329,265
Yahoo! Inc *	35,230	1,327,466

		22,945,913

Financial Services - 3.02%
CheckFree Corp *	36,780	1,400,583
First Data Corp	11,430	486,232

		1,886,815

Health Care - 0.52%
Conor Medsystems Inc *	23,610	326,999

Producer Durables - 8.26%
Crown Castle International Corp *	226,670	3,771,789
KLA-Tencor Corp *	29,680	1,382,494

		5,154,283

Technology - 44.75%
ADTRAN Inc	36,100	690,954
Avocent Corp *	74,780	3,030,086
Cisco Systems Inc *	118,500	2,287,050
Dell Inc *	78,150	3,293,241
EMC Corp MA *	117,220	1,743,061
FLIR Systems Inc *	11,250	717,638
Linear Technology Corp	52,610	2,039,164
Marvell Technology Group Ltd * (Bermuda)	26,580	942,793
Microsoft Corp	131,310	3,507,290
NAVTEQ Corp *	16,040	743,614
QUALCOMM Inc	98,490	4,175,976
salesforce.com Inc * †	69,660	1,180,040
Symantec Corp *	22,120	569,811
Tessera Technologies Inc * †	81,240	3,022,940

		27,943,658

Utilities - 5.50%
Cablevision Systems Corp NY ‘A’ *	86,440	2,152,356
Comcast Corp Special ‘A’ *	20,380	669,279
Sprint Corp	24,640	612,304

		3,433,939

Total Common Stocks (Cost $53,715,454)		61,691,607

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.05%
Repurchase Agreement - 1.05%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $654,082; collateralized by U.S. Treasury Notes 3.625% due 05/15/13 and market value $671,025)	$654,000	654,000

Total Short-Term Investment (Cost $654,000)		654,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.85% (Cost $54,369,454)		62,345,607

	Shares
SECURITIES LENDING COLLATERAL - 8.34%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $5,209,396)	5,209,396	5,209,396

TOTAL INVESTMENTS - 108.19% (Cost $59,578,850)		67,555,003

OTHER ASSETS & LIABILITIES, NET - (8.19%)		(5,114,500)

NET ASSETS - 100.00%		$62,440,503

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Technology	44.75%
Consumer Discretionary	36.75%
Short-Term Investment & Securities Lending Collateral	9.39%
Producer Durables	8.26%
Utilities	5.50%
Financial Services	3.02%
Health Care	0.52%

108.19%
Other Assets & Liabilities, Net	(8.19%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
FINANCIAL SERVICES PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 95.90%
Financial Services - 95.90%
ACE Ltd (Bermuda)	66,200	$2,830,050
American Express Co	61,900	3,489,303
American International Group Inc	52,400	3,441,108
Anglo Irish Bank Corp PLC (XDUB) (Ireland)	43,500	1,054,059
Aon Corp	94,100	2,245,226
Bank of America Corp	111,224	5,226,416
Capital One Financial Corp	36,500	3,073,665
Citigroup Inc	105,950	5,104,671
Cullen/Frost Bankers Inc	14,700	714,420
Fannie Mae	93,900	6,686,619
Federated Investors Inc ‘B’	43,850	1,333,040
Fifth Third Bancorp †	29,800	1,408,944
Franklin Resources Inc	29,000	2,019,850
Freddie Mac	48,500	3,574,450
Genworth Financial Inc ‘A’	46,000	1,242,000
JPMorgan Chase & Co	152,172	5,936,230
Legg Mason Inc	19,850	1,454,211
Lehman Brothers Holdings Inc	13,600	1,189,728
Marsh & McLennan Cos Inc	73,000	2,401,700
MBIA Inc	25,200	1,594,656
Merrill Lynch & Co Inc	78,000	4,662,060
Morgan Stanley	15,600	866,112
North Fork Bancorp Inc	47,250	1,363,162
Northern Trust Corp	11,100	539,238
Prudential Financial Inc	49,900	2,742,504
Safeco Corp	34,100	1,781,384
The Bank of New York Co Inc	104,100	3,479,022
The Chubb Corp	7,800	599,820
The Goldman Sachs Group Inc	24,800	2,580,192
The Hartford Financial Services Group Inc	56,200	3,895,222
The PMI Group Inc	45,600	1,903,800
The St. Paul Travelers Cos Inc	35,531	1,317,134
U.S. Bancorp	57,000	1,785,240
UBS AG (NYSE) † (Switzerland)	21,600	1,810,944
Wachovia Corp	92,600	4,870,760
Wells Fargo & Co	54,100	3,362,315
Zions Bancorp	10,800	734,724

		94,313,979

Total Common Stocks (Cost $81,057,361)		94,313,979

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.89%
Repurchase Agreement - 3.89%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $3,828,479; collateralized by U.S. Treasury Bonds 7.500% due 11/15/16 and market value $3,907,823)	$3,828,000	3,828,000

Total Short-Term Investment (Cost $3,828,000)		3,828,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.79% (Cost $84,885,361)		98,141,979

	Shares
SECURITIES LENDING COLLATERAL - 3.25%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $3,200,270)	3,200,270	3,200,270

TOTAL INVESTMENTS - 103.04% (Cost $88,085,631)		101,342,249

OTHER ASSETS & LIABILITIES, NET - (3.04%)		(2,994,657)

NET ASSETS - 100.00%		$98,347,592

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	95.90%
Short-Term Investment & Securities Lending Collateral	7.14%

103.04%
Other Assets & Liabilities, Net	(3.04%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 95.14%
Consumer Discretionary - 0.57%
Fisher Scientific International Inc *	11,600	$723,608

Health Care - 93.76%
Aetna Inc	3,500	436,625
ALTANA AG (Germany)	3,200	201,604
Amgen Inc *	119,900	7,691,585
Barr Pharmaceuticals Inc *	1,500	68,310
Baxter International Inc	55,000	1,899,700
Becton Dickinson & Co	25,000	1,420,000
Biogen Idec Inc *	2,000	133,220
Boston Scientific Corp *	51,000	1,813,050
Bristol-Myers Squibb Co	103,000	2,638,860
C.R. Bard Inc	23,600	1,509,928
Caremark Rx Inc *	32,000	1,261,760
Community Health Systems Inc *	95,000	2,648,600
Cooper Cos Inc	8,000	564,720
Corgentech Inc * †	80,000	662,400
Cubist Pharmaceuticals Inc *	153,700	1,818,271
DaVita Inc *	16,000	632,480
DENTSPLY International Inc	4,600	258,520
Eisai Co Ltd (Japan)	203,000	6,659,301
Eli Lilly & Co	33,000	1,872,750
Forest Laboratories Inc *	147,500	6,616,850
FoxHollow Technologies Inc * †	19,050	468,439
Fujisawa Pharmaceutical Co Ltd (Japan)	178,000	4,860,216
Gen-Probe Inc *	400	18,084
Genzyme Corp *	24,600	1,428,522
Gilead Sciences Inc *	151,000	5,283,490
Guidant Corp	77,000	5,551,700
HMS Holdings Corp *	58,000	521,420
Hospira Inc *	2,500	83,750
IDEXX Laboratories Inc *	14,500	791,555
Impax Laboratories Inc * †	42,000	666,960
Indevus Pharmaceuticals Inc * †	97,000	578,120
IntraLase Corp * †	18,600	436,728
Isis Pharmaceuticals Inc * †	147,000	867,300
Johnson & Johnson	2,000	126,840
Kyorin Pharmaceutical Co Ltd (Japan)	64,000	971,245
Martek Biosciences Corp *	2,000	102,400
Medicis Pharmaceutical Corp ‘A’	25,000	877,750
Medtronic Inc	71,000	3,526,570
Novartis AG ADR (Switzerland)	40,000	2,021,600
OSI Pharmaceuticals Inc *	59,000	4,416,150
PacifiCare Health Systems Inc *	83,000	4,691,160
Pfizer Inc	242,000	6,507,380
PRA International *	4,700	116,466
Protein Design Labs Inc *	60,700	1,254,062
QLT Inc * † (Canada)	186,000	2,990,880
Roche Holding AG (Switzerland)	11,400	1,307,853
Sanofi-Aventis ADR (France)	189,501	7,589,508
Santen Pharmaceutical Co Ltd (Japan)	8,000	174,438
Schering-Plough Corp	4,000	83,520
Sepracor Inc *	5,500	326,535
Shire Pharmaceuticals Group PLC ADR (United Kingdom)	44,500	1,421,775
SOLA International Inc *	4,000	110,160
SonoSite Inc * †	33,000	1,120,350
St. Jude Medical Inc *	92,600	3,882,718
Symmetry Medical Inc *	37,200	783,060
Teva Pharmaceutical Industries Ltd ADR † (Israel)	89,380	2,668,887
Theravance Inc * †	800	14,320
Varian Medical Systems Inc *	5,800	250,792
VNUS Medical Technologies Inc * †	23,100	312,312
Wyeth	179,900	7,661,941
Yamanouchi Pharmaceutical Co Ltd (Japan)	37,000	1,437,068

		119,112,558

Multi-Industry - 0.70%
Akzo Nobel NV ADR (Netherlands)	5,500	233,695
Takeda Pharmaceutical Co Ltd (Japan)	13,000	652,974

		886,669

Technology - 0.11%
Varian Inc *	3,400	139,434

Total Common Stocks (Cost $111,210,096)		120,862,269

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.57%
Repurchase Agreement - 3.57%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $4,537,567; collateralized by U.S. Treasury Bonds 8.000% due 11/15/21 and market value $4,633,158)	$4,537,000	4,537,000

Total Short-Term Investment (Cost $4,537,000)		4,537,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 98.71% (Cost $115,747,096)		125,399,269

	Shares
SECURITIES LENDING COLLATERAL - 2.08%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $2,640,986)	2,640,986	2,640,986

TOTAL INVESTMENTS - 100.79% (Cost $118,388,082)		128,040,255

OTHER ASSETS & LIABILITIES, NET - (0.79%)		(1,000,932)

NET ASSETS - 100.00%		$127,039,323

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Health Care	93.76%
Short-Term Investment & Securities Lending Collateral	5.65%
Multi-Industry	0.70%
Consumer Discretionary	0.57%
Technology	0.11%

100.79%
Other Assets & Liabilities, Net	(0.79%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 93.95%
Consumer Discretionary - 12.01%
CDW Corp	12,400	$822,740
CNET Networks Inc * †	16,600	186,418
eBay Inc *	21,000	2,441,880
Google Inc ‘A’ *	1,100	212,410
InfoSpace Inc * †	10,000	475,500
Time Warner Inc *	85,950	1,670,868
ValueClick Inc *	28,900	385,237
VeriSign Inc *	74,000	2,480,480
Yahoo! Inc *	82,400	3,104,832

		11,780,365

Financial Services - 3.72%
Automatic Data Processing Inc	26,000	1,153,100
DST Systems Inc *	18,100	943,372
First Data Corp	20,100	855,054
Paychex Inc	20,500	698,640

		3,650,166

Health Care - 0.50%
Genentech Inc *	3,900	212,316
Quest Diagnostics Inc	2,900	277,095

		489,411

Materials & Processing - 0.26%
Dycom Industries Inc *	8,200	250,264

Producer Durables - 3.53%
American Tower Corp ‘A’ *	21,500	395,600
Applied Materials Inc *	56,800	971,280
KLA-Tencor Corp *	13,600	633,488
Lam Research Corp *	17,400	503,034
Lexmark International Inc ‘A’ *	5,700	484,500
Novellus Systems Inc *	8,700	242,643
Teradyne Inc *	13,700	233,859

		3,464,404

Technology - 67.05%
Altera Corp *	71,300	1,475,910
Amdocs Ltd * (United Kingdom)	63,840	1,675,800
Amphenol Corp ‘A’ *	10,800	396,792
Analog Devices Inc	24,900	919,308
Apple Computer Inc *	41,500	2,672,600
ATI Technologies Inc * (Canada)	26,700	517,713
Avaya Inc *	103,620	1,782,264
Avid Technology Inc *	8,000	494,000
Broadcom Corp ‘A’ *	43,000	1,388,040
Celestica Inc * (Canada)	26,400	372,504
Check Point Software Technologies Ltd * (Israel)	50,500	1,243,815
Cisco Systems Inc *	134,000	2,586,200
Cognizant Technology Solutions Corp ‘A’ *	42,900	1,815,957
Cognos Inc * (Canada)	16,300	718,178
Computer Associates International Inc	39,300	1,220,658
Comverse Technology Inc *	57,910	1,415,900
Corning Inc *	55,970	658,767
Dell Inc *	72,500	3,055,150
EMC Corp MA *	155,400	2,310,798
F5 Networks Inc * †	9,800	477,456
Fairchild Semiconductor International Inc *	14,900	242,274
Foundry Networks Inc *	18,900	248,724
Freescale Semiconductor Inc ‘A’ *	14,500	258,390
Freescale Semiconductor Inc ‘B’ *	7,109	130,521
Intel Corp	94,400	2,208,016
International Business Machines Corp	19,600	1,932,168
Juniper Networks Inc * †	51,805	1,408,578
Linear Technology Corp	23,500	910,860
Macromedia Inc *	24,300	756,216
Marvell Technology Group Ltd * (Bermuda)	41,800	1,482,646
Maxim Integrated Products Inc	27,500	1,165,725
McAfee Inc *	37,300	1,079,089
Microchip Technology Inc	27,800	741,148
Microsoft Corp	169,300	4,522,003
Motorola Inc	64,390	1,107,508
National Semiconductor Corp	45,700	820,315
NAVTEQ Corp *	15,200	704,672
Network Appliance Inc *	39,400	1,308,868
Nokia OYJ ADR (Finland)	102,026	1,598,747
Openwave Systems Inc * †	22,900	354,034
Oracle Corp *	83,100	1,140,132
PMC-Sierra Inc *	48,500	545,625
QLogic Corp *	9,400	345,262
QUALCOMM Inc	27,480	1,165,152
SAP AG ADR (Germany)	17,600	778,096
Storage Technology Corp *	20,800	657,488
Symantec Corp *	72,000	1,854,720
Taiwan Semiconductor Manufacturing Co Ltd ADR (Taiwan)	86,124	731,190
Telefonaktiebolaget LM Ericsson ADR * (Sweden)	29,500	928,955
Texas Instruments Inc	76,300	1,878,506
TIBCO Software Inc * †	32,700	436,218
Trimble Navigation Ltd * †	12,000	396,480
VERITAS Software Corp *	64,340	1,836,907
Wipro Ltd ADR † (India)	22,100	544,765
Xilinx Inc	43,400	1,286,810
Zebra Technologies Corp ‘A’ *	18,715	1,053,280

		65,757,898

Utilities - 6.88%
America Movil SA de CV ‘L’ ADR (Mexico)	10,900	570,615
Comcast Corp ‘A’ *	32,200	1,071,616
Nextel Communications Inc ‘A’ *	27,500	825,000
Nextel Partners Inc ‘A’ *	50,800	992,632
NII Holdings Inc * †	8,300	393,835
SBC Communications Inc	17,800	458,706
Sprint Corp	26,100	648,585
Verizon Communications Inc	11,700	473,967
VimpelCom ADR * † (Russia)	22,900	827,606
Vodafone Group PLC ADR (United Kingdom)	17,900	490,102

		6,752,664

Total Common Stocks (Cost $77,882,863)		92,145,172

EXCHANGE TRADED FUND - 0.47%
Semiconductor HOLDRs Trust	13,900	463,704

Total Exchange Traded Fund (Cost $419,884)		463,704

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 5.53%
Repurchase Agreement - 5.53%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $5,425,678; collateralized by U.S. Treasury Bonds 8.000% due 11/15/21 and market value $5,536,348)	$5,425,000	$5,425,000

Total Short-Term Investment (Cost $5,425,000)		5,425,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.95% (Cost $83,727,747)		98,033,876

	Shares
SECURITIES LENDING COLLATERAL - 3.17%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $3,104,975)	3,104,975	3,104,975

TOTAL INVESTMENTS - 103.12% (Cost $86,832,722)		101,138,851

OTHER ASSETS & LIABILITIES, NET - (3.12%)		(3,061,569)

NET ASSETS - 100.00%		$98,077,282

Notes to Schedule of Investments

(a) Transactions in written options for the year ended December 31, 2004, were as follows:

	Number of
	Contracts	Premium
Outstanding, December 31, 2003	65	$5,395
Call Options Written	1,416	102,108
Call Options Exercised	(65)	(5,395)
Call Options Expired	(1,018)	(53,554)
Call Options Repurchased	(398)	(48,554)

Outstanding, December 31, 2004	—	$—

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Technology	67.05%
Consumer Discretionary	12.01%
Short-Term Investment & Securities Lending Collateral	8.70%
Utilities	6.88%
Financial Services	3.72%
Producer Durables	3.53%
Health Care	0.50%
Exchange Traded Fund	0.47%
Materials & Processing	0.26%

103.12%
Other Assets & Liabilities, Net	(3.12%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
PREFERRED STOCKS - 4.36%
Materials & Processing - 4.36%
Cia Siderurgica de Tubarao SA (Brazil)	70,099,970	$4,130,514

Total Preferred Stocks (Cost $2,565,124)		4,130,514

COMMON STOCKS - 91.89%
Autos & Transportation - 2.71%
FedEx Corp	26,055	2,566,157

Consumer Discretionary - 31.74%
Alberto-Culver Co	35,240	1,711,607
AutoZone Inc *	11,585	1,057,826
Avon Products Inc	46,910	1,815,417
Getty Images Inc *	29,845	2,054,828
Hermes International (France)	14,946	2,970,116
InterActiveCorp *	36,065	996,115
Knoll Inc * †	46,020	805,350
Liberty Media International Inc ‘A’ *	37,485	1,732,932
LVMH Moet Hennessy Louis Vuitton SA (France)	41,053	3,131,564
Marvel Enterprises Inc * †	55,092	1,128,284
Oriflame Cosmetics SA SDR * (Sweden)	116,846	2,697,592
Puma AG (Germany)	12,839	3,491,673
The Pep Boys-Manny, Moe & Jack †	106,005	1,809,505
Time Warner Inc *	124,770	2,425,529
Univision Communications Inc ‘A’ *	43,427	1,271,108
XM Satellite Radio Holdings Inc ‘A’ *	25,910	974,734

		30,074,180

Consumer Staples - 2.97%
Molson Inc ‘A’ (Canada)	95,434	2,814,395

Energy - 2.17%
EOG Resources Inc	28,865	2,059,806

Financial Services - 16.67%
Assurant Inc	80,720	2,465,996
Berkshire Hathaway Inc ‘B’ *	750	2,202,000
CapitalSource Inc * †	160,600	4,122,602
Chicago Mercantile Exchange Holdings Inc †	19,730	4,512,251
National Financial Partners Corp	64,120	2,487,856

		15,790,705

Health Care - 19.79%
Align Technology Inc * †	125,100	1,344,825
Celgene Corp * †	92,210	2,446,331
Cytyc Corp *	50,265	1,385,806
Dade Behring Holdings Inc *	134,790	7,548,240
Roche Holding AG (Switzerland)	34,653	3,975,528
Taro Pharmaceutical Industries Ltd * † (Israel)	60,285	2,051,499

		18,752,229

Materials & Processing - 6.22%
Aracruz Celulose SA ADR † (Brazil)	76,115	2,869,536
Cia Siderurgica Nacional SA ADR † (Brazil)	158,300	3,026,696

		5,896,232

Producer Durables - 3.96%
Desarrolladora Homex SA de CV ADR * † (Mexico)	53,415	1,263,265
FKI PLC (United Kingdom)	699,678	1,561,655
KB Home	8,910	930,204

		3,755,124

Technology - 5.66%
ARM Holdings PLC (United Kingdom)	294,436	623,325
Check Point Software Technologies Ltd * (Israel)	49,750	1,225,342
Maxim Integrated Products Inc	20,505	869,207
Samsung Electronics Co Ltd (S. Korea)	2,920	1,270,730
Texas Instruments Inc	55,745	1,372,442

		5,361,046

Total Common Stocks (Cost $72,499,579)		87,069,874

	Principal
	Amount
SHORT-TERM INVESTMENTS - 4.65%
U.S. Government Agency Issue - 4.64%
Fannie Mae 1.650% due 01/03/05	$4,400,000	4,399,597

Repurchase Agreement - 0.01%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $11,001; collateralized by U.S. Treasury Bonds 6.750% due 08/15/26 and market value $12,700)	11,000	11,000

Total Short-Term Investments (Cost $4,410,597)		4,410,597

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.90% (Cost $79,475,300)		95,610,985

	Shares
SECURITIES LENDING COLLATERAL - 15.24%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $14,442,900)	14,442,900	14,442,900

TOTAL INVESTMENTS - 116.14% (Cost $93,918,200)		110,053,885

OTHER ASSETS & LIABILITIES, NET - (16.14%)		(15,293,764)

NET ASSETS - 100.00%		$94,760,121

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	31.74%
Short-Term Investments & Securities Lending Collateral	19.89%
Health Care	19.79%
Financial Services	16.67%
Materials & Processing	10.58%
Technology	5.66%
Producer Durables	3.96%
Consumer Staples	2.97%
Autos & Transportation	2.71%
Energy	2.17%

116.14%
Other Assets & Liabilities, Net	(16.14%)

100.00%

See Notes to Financial Statements

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
PREFERRED STOCKS - 0.35%
Financial Services - 0.35%
Fannie Mae *	112,000	$6,377,000

Total Preferred Stocks (Cost $5,600,000)		6,377,000

COMMON STOCKS - 94.81%
Autos & Transportation - 5.86%
Bayerische Motoren Werke AG (Germany)	40,599	1,821,887
C.H. Robinson Worldwide Inc †	296,545	16,464,178
Canadian National Railway Co (Canada)	877,258	53,732,022
FedEx Corp	361,770	35,630,727

		107,648,814

Consumer Discretionary - 30.19%
Amazon.com Inc * †	270,425	11,977,123
Avon Products Inc	449,135	17,381,525
Best Buy Co Inc †	281,055	16,700,288
Clear Channel Communications Inc †	662,450	22,185,451
eBay Inc *	59,180	6,881,450
EchoStar Communications Corp ‘A’ †	329,145	10,940,780
Electronic Arts Inc *	355,165	21,906,577
Harman International Industries Inc	115,855	14,713,585
Lamar Advertising Co ‘A’ *	207,625	8,882,198
Liberty Media Corp ‘A’ *	8,099,877	88,936,649
Liberty Media International Inc ‘A’ *	469,706	21,714,508
LVMH Moet Hennessy Louis Vuitton SA † (France)	351,102	26,782,410
Marvel Enterprises Inc * †	593,612	12,157,174
Nike Inc ‘B’	299,295	27,143,064
PETsMART Inc	295,115	10,485,436
Staples Inc	834,595	28,134,197
Starwood Hotels & Resorts Worldwide Inc	946,400	55,269,760
The Gap Inc †	644,280	13,607,194
The Walt Disney Co	554,485	15,414,683
Time Warner Inc *	2,864,838	55,692,451
Univision Communications Inc ‘A’ * †	408,420	11,954,453
Yahoo! Inc *	1,465,680	55,226,822

		554,087,778

Consumer Staples - 0.69%
Whole Foods Market Inc †	133,640	12,742,574

Energy - 1.42%
BJ Services Co	337,245	15,695,382
Reliant Energy Inc * †	753,040	10,278,996

		25,974,378

Financial Services - 15.51%
Automatic Data Processing Inc	272,120	12,068,522
Berkshire Hathaway Inc ‘B’ *	22,160	65,061,760
Chicago Mercantile Exchange Holdings Inc †	11,710	2,678,077
Citigroup Inc	554,170	26,699,911
Fannie Mae	183,110	13,039,263
Freddie Mac	571,290	42,104,073
JPMorgan Chase & Co	1,326,163	51,733,619
MBNA Corp	682,185	19,230,795
MGIC Investment Corp †	344,140	23,714,687
NewAlliance Bancshares Inc †	539,374	8,252,422
The Goldman Sachs Group Inc	193,160	20,096,366

		284,679,495

Health Care - 14.10%
Caremark Rx Inc *	801,360	31,597,625
Celgene Corp * †	362,890	9,627,472
Forest Laboratories Inc *	343,650	15,416,139
Genentech Inc *	240,795	13,108,880
Kinetic Concepts Inc * †	156,840	11,966,892
Medtronic Inc	118,530	5,887,385
Neurocrine Biosciences Inc * †	123,145	6,071,048
Roche Holding AG (Switzerland)	571,572	65,572,984
Sanofi-Aventis † (France)	221,598	17,638,660
UnitedHealth Group Inc	667,130	58,727,454
WellPoint Inc * †	202,110	23,242,650

		258,857,189

Integrated Oils - 0.43%
GlobalSantaFe Corp	236,595	7,833,660

Materials & Processing - 2.99%
American Standard Cos Inc * †	240,195	9,924,857
Delta & Pine Land Co †	156,265	4,262,909
Givaudan SA (Switzerland)	25,079	16,462,902
POSCO (S. Korea)	69,380	12,532,902
Syngenta AG * (Switzerland)	85,086	9,008,229
Syngenta AG ADR * † (Switzerland)	128,490	2,743,262

		54,935,061

Multi-Industry - 5.16%
Smiths Group PLC (United Kingdom)	1,268,028	19,969,248
Tyco International Ltd (Bermuda)	2,090,660	74,720,188

		94,689,436

Producer Durables - 1.68%
Lockheed Martin Corp	434,475	24,135,086
Pentair Inc †	154,535	6,731,545

		30,866,631

Technology - 14.04%
Cisco Systems Inc *	1,769,715	34,155,500
Corning Inc *	977,870	11,509,530
Dell Inc *	567,095	23,897,383
Freescale Semiconductor Inc ‘B’ * †	127,020	2,332,087
Maxim Integrated Products Inc	761,330	32,272,779
Microsoft Corp	1,774,840	47,405,976
Motorola Inc	1,150,390	19,786,708
Samsung Electronics Co Ltd (S. Korea)	103,500	45,041,296
Texas Instruments Inc	1,677,480	41,299,558

		257,700,817

Utilities - 2.74%
Cablevision Systems Corp NY ‘A’ * †	343,180	8,545,182
Comcast Corp Special ‘A’ *	983,285	32,291,079
Nextel Partners Inc ‘A’ * †	486,935	9,514,710

		50,350,971

Total Common Stocks (Cost $1,326,116,967)		1,740,366,804

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 5.01%
Commercial Paper - 1.41%
Prudential Funding Corp 2.100% due 01/03/05	$6,400,000	$6,399,254
UBS Finance DE LLC 2.120% due 01/03/05	19,500,000	19,497,703

		25,896,957

U.S. Government Agency Issues - 3.60%
Fannie Mae
1.650% due 01/03/05	21,000,000	20,998,075
2.140% due 01/03/05 †	20,000,000	19,997,622
Federal Home Loan Bank
2.190% due 01/05/05	25,000,000	24,993,917

		65,989,614

Repurchase Agreement - 0.00%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $14,002; collateralized by U.S. Treasury Bonds 8.750% due 05/15/20 and market value $14,500)	14,000	14,000

Total Short-Term Investments (Cost $91,900,571)		91,900,571

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.17% (Cost $1,423,617,538)		1,838,644,375

	Shares
SECURITIES LENDING COLLATERAL - 9.49%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $174,222,010)	174,222,010	174,222,010

TOTAL INVESTMENTS - 109.66% (Cost $1,597,839,548)		2,012,866,385

OTHER ASSETS & LIABILITIES, NET - (9.66%)		(177,342,401)

NET ASSETS - 100.00%		$1,835,523,984

Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding as of December 31, 2004, were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)
Sell	CHF	29,160,000	04/05	($2,418,907)
Sell	EUR	1,700,000	03/05	(257,941)
Buy	EUR	4,000,000	04/05	322,413
Sell	EUR	12,100,000	04/05	(1,385,527)
Sell	KRW	18,750,000,000	05/05	(1,191,786)

				($4,931,748)

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	30.19%
Financial Services	15.86%
Short-Term Investments & Securities Lending Collateral	14.50%
Health Care	14.10%
Technology	14.04%
Autos & Transportation	5.86%
Multi-Industry	5.16%
Materials & Processing	2.99%
Utilities	2.74%
Producer Durables	1.68%
Energy	1.42%
Consumer Staples	0.69%
Integrated Oils	0.43%

109.66%
Other Assets & Liabilities, Net	(9.66%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 98.37%
Autos & Transportation - 6.18%
CNF Inc	519,400	$26,021,940
Lear Corp	562,300	34,305,923
Norfolk Southern Corp	564,400	20,425,636
Southwest Airlines Co †	1,464,600	23,843,688

		104,597,187

Consumer Discretionary - 29.96%
AnnTaylor Stores Corp * †	174,800	3,763,444
ARAMARK Corp ‘B’ †	1,535,900	40,716,709
Arbitron Inc * †	733,600	28,742,448
Belo Corp ‘A’ †	1,491,100	39,126,464
Brinker International Inc * †	571,200	20,031,984
CDW Corp †	377,300	25,033,855
Darden Restaurants Inc	608,100	16,868,694
Dex Media Inc	2,136,800	53,334,528
Dollar Tree Stores Inc *	1,513,900	43,418,652
LeapFrog Enterprises Inc * †	857,100	11,656,560
Mattel Inc	1,067,000	20,795,830
Newell Rubbermaid Inc †	981,900	23,752,161
OfficeMax Inc	358,600	11,252,868
Polo Ralph Lauren Corp	456,100	19,429,860
Reebok International Ltd	887,000	39,028,000
Republic Services Inc	881,600	29,568,864
Sears Roebuck & Co †	358,600	18,299,358
Westwood One Inc *	2,324,800	62,606,864

		507,427,143

Consumer Staples - 2.56%
Dean Foods Co *	581,300	19,153,835
The Pepsi Bottling Group Inc †	898,400	24,292,736

		43,446,571

Energy - 2.64%
Baker Hughes Inc †	448,400	19,133,228
Premcor Inc †	277,300	11,693,741
Valero Energy Corp	307,900	13,978,660

		44,805,629

Financial Services - 20.07%
AMB Property Corp †	439,800	17,763,522
City National Corp CA	229,400	16,207,110
DST Systems Inc * †	685,600	35,733,472
Federated Investors Inc ‘B’ †	679,600	20,659,840
Health Care Property Investors Inc	864,200	23,929,698
Legg Mason Inc	463,750	33,974,325
M&T Bank Corp †	151,900	16,380,896
Mercantile Bankshares Corp †	304,800	15,910,560
North Fork Bancorp Inc	937,350	27,042,548
Northern Trust Corp	378,500	18,387,530
Protective Life Corp	831,800	35,509,542
RenaissanceRe Holdings Ltd † (Bermuda)	624,400	32,518,752
The Student Loan Corp	122,700	22,576,800
Trizec Properties Inc †	1,237,200	23,407,824

		340,002,419

Health Care - 9.61%
DaVita Inc *	854,700	33,786,291
Edwards Lifesciences Corp * †	629,900	25,989,674
Health Net Inc * †	775,400	22,385,798
Laboratory Corp of America Holdings * †	816,300	40,668,066
Medco Health Solutions Inc *	959,600	39,919,360

		162,749,189

Integrated Oils - 3.30%
GlobalSantaFe Corp	903,000	29,898,330
Unocal Corp	600,600	25,969,944

		55,868,274

Materials & Processing - 9.08%
Ashland Inc	255,300	14,904,414
Avery Dennison Corp	331,400	19,874,058
Ball Corp	607,600	26,722,248
Jacobs Engineering Group Inc * †	337,400	16,124,346
Pactiv Corp *	1,312,800	33,200,712
Rohm & Haas Co †	668,800	29,581,024
Temple-Inland Inc	197,000	13,474,800

		153,881,602

Multi-Industry - 1.07%
ITT Industries Inc	214,300	18,097,635

Producer Durables - 3.71%
Alliant Techsystems Inc * †	348,500	22,784,930
Novellus Systems Inc *	942,500	26,286,325
Pitney Bowes Inc	298,700	13,823,836

		62,895,091

Technology - 7.52%
AMIS Holdings Inc * †	994,100	16,422,532
BEA Systems Inc *	2,219,100	19,661,226
Ingram Micro Inc ‘A’ *	518,600	10,786,880
Intersil Corp ‘A’ †	823,900	13,792,086
QLogic Corp *	256,700	9,428,591
Siebel Systems Inc * †	1,194,500	12,542,250
Storage Technology Corp *	858,400	27,134,024
Vishay Intertechnology Inc * †	1,173,700	17,628,974

		127,396,563

Utilities - 2.67%
KeySpan Corp	487,900	19,247,655
MCI Inc †	695,200	14,015,232
Western Wireless Corp ‘A’ * †	407,500	11,939,750

		45,202,637

Total Common Stocks (Cost $1,416,517,438)		1,666,369,940

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.95%
Repurchase Agreement - 2.95%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $49,977,246; collateralized by U.S. Treasury Bills 2.425% due 06/16/05 and market value $48,960,405; and U.S. Treasury Notes 5.000% due 08/15/11 and market value $2,013,450)	$49,971,000	49,971,000
Total Short-Term Investment (Cost $49,971,000)		49,971,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 101.32% (Cost $1,466,488,438)		1,716,340,940

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.73%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $113,944,325)	113,944,325	$113,944,325

TOTAL INVESTMENTS - 108.05% (Cost $1,580,432,763)		1,830,285,265

OTHER ASSETS & LIABILITIES, NET - (8.05%)		(136,290,870)

NET ASSETS - 100.00%		$1,693,994,395

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	29.96%
Financial Services	20.07%
Short-Term Investment & Securities Lending Collateral	9.68%
Health Care	9.61%
Materials & Processing	9.08%
Technology	7.52%
Autos & Transportation	6.18%
Producer Durables	3.71%
Integrated Oils	3.30%
Utilities	2.67%
Energy	2.64%
Consumer Staples	2.56%
Multi-Industry	1.07%

108.05%
Other Assets & Liabilities, Net	(8.05%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 97.23%
Denmark - 2.18%
Danske Bank AS	1,506,800	$45,996,706

Finland - 4.27%
Nokia OYJ	5,712,000	89,849,726

France - 10.17%
AXA †	1,731,728	42,618,287
Sanofi-Aventis †	576,890	45,919,036
Societe Generale †	625,100	62,999,431
Total SA †	288,195	62,693,822

		214,230,576

Germany - 4.17%
Schering AG †	619,700	46,122,056
Siemens AG †	494,100	41,710,307

		87,832,363

Ireland - 3.35%
Allied Irish Banks PLC	3,412,500	70,539,784

Italy - 7.21%
Enel SPA	4,341,000	42,486,457
ENI SPA †	2,624,435	65,440,691
Sanpaolo IMI SPA †	3,051,500	43,786,645

		151,713,793

Japan - 8.93%
Canon Inc †	1,177,000	63,358,415
Kao Corp	2,502,000	63,810,377
Nomura Holdings Inc	4,178,000	60,760,557

		187,929,349

Netherlands - 5.87%
Heineken NV †	1,836,340	60,977,985
Royal Dutch Petroleum Co †	1,092,360	62,624,119

		123,602,104

Switzerland - 19.14%
Compagnie Financiere Richemont AG ‘A’	1,313,000	43,555,697
Credit Suisse Group *	1,617,300	67,753,672
Nestle SA	230,930	60,211,810
Novartis AG	1,242,200	62,382,173
Roche Holding AG	374,300	42,941,166
Swiss Reinsurance Co	591,700	42,056,854
UBS AG (LI)	1,006,000	84,068,449

		402,969,821

United Kingdom - 31.94%
Barclays PLC	8,051,500	90,393,138
BP PLC	6,283,000	61,149,347
Cadbury Schweppes PLC	8,973,297	83,378,645
Diageo PLC	4,268,487	60,760,848
GlaxoSmithKline PLC	3,570,676	83,595,462
HSBC Holdings PLC (LI)	4,797,800	80,796,410
Tesco PLC	7,480,800	46,113,454
Unilever PLC	8,559,100	83,875,435
Vodafone Group PLC	30,491,600	82,514,395

		672,577,134

Total Common Stocks (Cost $1,639,058,434)		2,047,241,356

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.95%
Repurchase Agreement - 2.95%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $62,041,754; collateralized by U.S. Treasury Notes 1.625% due 01/31/05 and market value $14,316,666; and U.S. Treasury Bills 2.365% due 05/26/05 and market value $48,960,450)	$62,034,000	62,034,000

Total Short-Term Investment (Cost $62,034,000)		62,034,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.18% (Cost $1,701,092,434)		2,109,275,356

	Shares
SECURITIES LENDING COLLATERAL - 15.24%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $320,917,054)	320,917,054	320,917,054

TOTAL INVESTMENTS - 115.42% (Cost $2,022,009,488)		2,430,192,410

OTHER ASSETS & LIABILITIES, NET - (15.42%)		(324,730,856)

NET ASSETS - 100.00%		$2,105,461,554

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	32.85%
Consumer Staples	18.77%
Short-Term Investment & Securities Lending Collateral	18.19%
Health Care	13.34%
Integrated Oils	8.86%
Technology	7.28%
Utilities	5.94%
Consumer Discretionary	5.10%
Energy	3.11%
Multi-Industry	1.98%

115.42%
Other Assets & Liabilities, Net	(15.42%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 97.49%
Autos & Transportation - 1.56%
Expeditors International of Washington Inc	13,320	$744,321
FedExCorp	17,430	1,716,681
Southwest Airlines Co	64,610	1,051,851
United Parcel Service Inc ‘B’	25,380	2,168,975

		5,681,828

Consumer Discretionary - 17.62%
Activision Inc *	21,830	440,529
Avon Products Inc	39,750	1,538,325
Best Buy Co Inc	23,700	1,408,254
Career Education Corp *	6,390	255,600
Carnival Corp	37,880	2,183,024
Clear Channel Communications Inc	10,220	342,268
Cooper Industries Ltd ‘A’	20,640	1,401,250
Cox Radio Inc ‘A’ * †	18,640	307,187
eBay Inc *	15,450	1,796,526
Electronic Arts Inc *	28,100	1,733,208
Entercom Communications Corp *	9,950	357,106
Fisher Scientific International Inc *	17,940	1,119,097
Getty Images Inc *	8,460	582,471
Grupo Televisa SA ADR (Mexico)	16,390	991,595
Hot Topic Inc * †	14,140	243,067
InterActiveCorp *	55,400	1,530,148
Kohl’s Corp *	41,530	2,042,030
Lamar Advertising Co ‘A’ *	14,210	607,904
Lowe’s Cos Inc	30,180	1,738,066
Mattel Inc	135,370	2,638,361
Monster Worldwide Inc *	28,920	972,869
News Corp ‘A’	98,840	1,844,354
Nordstrom Inc	9,920	463,562
Reebok International Ltd	41,260	1,815,440
Royal Caribbean Cruises Ltd † (Liberia)	19,920	1,084,445
Staples Inc	26,540	894,663
Target Corp	57,240	2,972,473
The Cheesecake Factory Inc * †	14,495	470,653
The Gap Inc	145,090	3,064,301
The Home Depot Inc	51,600	2,205,384
The Interpublic Group of Cos Inc *	94,500	1,266,300
The Walt Disney Co	214,170	5,953,926
Tiffany & Co	16,630	531,661
Time Warner Inc *	83,590	1,624,990
Univision Communications Inc ‘A’ *	31,760	929,615
Viacom Inc ‘B’	273,474	9,951,719
Wal-Mart Stores Inc	22,610	1,194,260
Westwood One Inc *	39,740	1,070,198
Yahoo! Inc *	75,170	2,832,406

		64,399,235

Consumer Staples - 4.67%
CVS Corp	39,510	1,780,715
General Mills Inc	69,490	3,454,348
PepsiCo Inc	98,420	5,137,524
Rite Aid Corp *	509,380	1,864,331
Sysco Corp	39,040	1,490,157
The Procter & Gamble Co	60,250	3,318,570

		17,045,645

Energy - 3.08%
BJ Services Co	43,050	2,003,547
Calpine Corp * †	877,150	3,455,971
Cooper Cameron Corp *	57,990	3,120,442
Devon Energy Corp	68,570	2,668,744

		11,248,704

Financial Services - 14.42%
American Express Co	50,180	2,828,647
American International Group Inc	23,780	1,561,633
Bank of America Corp	56,344	2,647,605
Citigroup Inc	62,816	3,026,475
Conseco Inc * †	214,950	4,288,252
Fiserv Inc *	42,250	1,698,028
Freddie Mac	62,460	4,603,302
JPMorgan Chase & Co	174,130	6,792,811
MBNA Corp	37,820	1,066,146
Mellon Financial Corp	174,860	5,439,895
Merrill Lynch & Co Inc	85,800	5,128,266
Northern Trust Corp	25,340	1,231,017
The Allstate Corp	87,320	4,516,190
The Goldman Sachs Group Inc	5,190	539,968
The Hartford Financial Services Group Inc	49,703	3,444,915
The PNC Financial Services Group Inc	67,390	3,870,882

		52,684,032

Health Care - 16.87%
Abbott Laboratories	140,460	6,552,459
Allergan Inc	13,900	1,126,873
Amgen Inc *	36,210	2,322,872
Apria Healthcare Group Inc * †	78,200	2,576,690
Elan Corp PLC ADR * † (Ireland)	9,480	258,330
Eli Lilly & Co	27,560	1,564,030
Genentech Inc *	16,880	918,947
Genzyme Corp *	57,106	3,316,145
Gilead Sciences Inc *	35,270	1,234,097
Guidant Corp	16,110	1,161,531
HCA Inc	34,230	1,367,831
ImClone Systems Inc *	35,470	1,634,458
Johnson & Johnson	170,570	10,817,549
MedImmune Inc *	107,080	2,902,939
Medtronic Inc	63,330	3,145,601
Merck & Co Inc	214,750	6,902,065
Pfizer Inc	14,952	402,059
Tenet Healthcare Corp *	274,130	3,009,947
Wyeth	244,970	10,433,272

		61,647,695

Integrated Oils - 2.19%
GlobalSantaFe Corp	129,063	4,273,276
Noble Corp *	75,050	3,732,987

		8,006,263

Materials & Processing - 4.14%
Bowater Inc	73,060	3,212,448
Cia Vale do Rio Doce ADR (Brazil)	78,630	2,281,056
E.I. du Pont de Nemours & Co	45,320	2,222,946
Owens-Illinois Inc *	269,690	6,108,478
Smurfit-Stone Container Corp * †	68,910	1,287,239

		15,112,167

Multi-Industry - 2.39%
General Electric Co	160,800	5,869,200
Tyco International Ltd (Bermuda)	80,625	2,881,538

		8,750,738

Producer Durables - 2.66%
Applied Materials Inc *	51,420	879,282
Emerson Electric Co	12,340	865,034
Illinois Tool Works Inc	6,760	626,517
KLA-Tencor Corp *	13,930	648,859
Lockheed Martin Corp	90,230	5,012,276
Novellus Systems Inc *	29,210	814,667
Waters Corp *	18,290	855,789

		9,702,424

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
CAPITAL OPPORTUNITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Technology - 18.74%
Accenture Ltd ‘A’ * (Bermuda)	105,700	$2,853,900
ADTRAN Inc	30,130	576,688
Akamai Technologies Inc *	63,850	831,966
Amdocs Ltd * (United Kingdom)	42,780	1,122,975
Amphenol Corp ‘A’ *	14,100	518,034
Analog Devices Inc	50,490	1,864,091
Ascential Software Corp *	11,060	180,389
Check Point Software Technologies Ltd * (Israel)	31,490	775,599
Cisco Systems Inc *	279,870	5,401,491
Citrix Systems Inc *	50,710	1,243,916
Computer Associates International Inc	104,260	3,238,316
Comverse Technology Inc *	21,890	535,210
Dell Inc *	123,020	5,184,063
EMC Corp MA *	160,760	2,390,501
International Business Machines Corp	17,400	1,715,292
Linear Technology Corp	16,430	636,827
Marvell Technology Group Ltd * (Bermuda)	26,950	955,916
Maxim Integrated Products Inc	13,790	584,558
Mercury Interactive Corp *	58,960	2,685,628
Microsoft Corp	397,850	10,626,574
Network Appliance Inc *	50,180	1,666,980
Nokia OYJ ADR (Finland)	422,540	6,621,202
Nortel Networks Corp * (Canada)	1,775,450	6,196,320
Oracle Corp *	204,414	2,804,560
PMC-Sierra Inc *	108,360	1,219,050
Telefonaktiebolaget LM Ericsson ADR * (Sweden)	20,280	638,617
Texas Instruments Inc	37,190	915,618
VERITAS Software Corp *	102,280	2,920,094
Xilinx Inc	53,180	1,576,787

		68,481,162

Utilities - 9.15%
America Movil SA de CV ‘L’ ADR (Mexico)	34,510	1,806,598
Comcast Corp Special ‘A’ *	246,810	8,105,240
Sprint Corp	388,900	9,664,165
Verizon Communications Inc	211,070	8,550,446
Vodafone Group PLC ADR (United Kingdom)	194,572	5,327,381

		33,453,830

Total Common Stocks (Cost $319,131,876)		356,213,723

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.46%
U.S. Government Agency Issue - 2.46%
Fannie Mae 1.250% due 01/03/05	$8,975,000	8,974,377

Total Short-Term Investment (Cost $8,974,377)		8,974,377

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.95% (Cost $328,106,253)		365,188,100

	Shares
SECURITIES LENDING COLLATERAL - 2.22%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $8,102,142)	8,102,142	8,102,142

TOTAL INVESTMENTS - 102.17% (Cost $336,208,395)		373,290,242

OTHER ASSETS & LIABILITIES, NET - (2.17%)		(7,910,055)

NET ASSETS - 100.00%		$365,380,187

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Technology	18.74%
Consumer Discretionary	17.62%
Health Care	16.87%
Financial Services	14.42%
Utilities	9.15%
Short-Term Investment & Securities Lending Collateral	4.68%
Consumer Staples	4.67%
Materials & Processing	4.14%
Energy	3.08%
Producer Durables	2.66%
Multi-Industry	2.39%
Integrated Oils	2.19%
Autos & Transportation	1.56%

102.17%
Other Assets & Liabilities, Net	(2.17%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 95.43%
Australia - 1.23%
News Corp ‘B’ CDI †	1	$19
QBE Insurance Group Ltd †	1,835,781	21,984,033

		21,984,052

Austria - 1.77%
Erste Bank der Oesterreichischen Sparkassen AG †	595,996	31,707,232

Bermuda - 0.00%
ACE Ltd	2,010	85,927

Brazil - 1.37%
Aracruz Celulose SA ADR †	5,850	220,545
Brasil Telecom Participacoes SA ADR †	252,150	9,619,522
Cia Vale do Rio Doce ADR †	505,390	14,661,364

		24,501,431

Canada - 3.37%
BCE Inc †	449,580	10,806,960
Canadian National Railway Co	379,850	23,265,812
EnCana Corp †	455,490	25,896,032
Talisman Energy Inc (NYSE) †	9,900	266,200

		60,235,004

Denmark - 0.02%
Danske Bank AS	11,580	353,492

France - 14.09%
AXA †	1,429,740	35,186,282
BNP Paribas †	3,570	257,583
Business Objects SA * †	407,460	10,248,330
Credit Agricole SA †	954,142	28,674,009
France Telecom SA †	16,470	543,117
Groupe Danone	60,405	5,556,288
L’Air Liquide SA †	58,456	10,761,936
L’Air Liquide SA - Registered	178,724	32,081,069
Sanofi-Aventis †	241,740	19,241,914
Schneider Electric SA †	535,057	37,084,501
Societe Television Francaise 1 †	256,935	8,330,119
Total SA †	181,685	39,523,680
Veolia Environnement †	677,140	24,410,241

		251,899,069

Germany - 2.78%
Bayerische Motoren Werke AG	563,350	25,280,419
Schering AG	327,950	24,408,146

		49,688,565

Hong Kong - 2.22%
CNOOC Ltd	19,829,000	10,650,740
Esprit Holdings Ltd	2,320,500	14,031,430
Hutchison Telecommunications International Ltd * †	16,555,000	14,909,042

		39,591,212

Hungary - 1.36%
OTP Bank RT GDR	398,350	24,299,350

Ireland - 1.84%
Anglo Irish Bank Corp PLC (LI)	9,453	228,162
DEPFA Bank PLC	1,137,510	19,047,911
Irish Life & Permanent PLC	724,530	13,534,988

		32,811,061

Italy - 1.53%
Riunione Adriatica di Sicurta SPA †	1,210,720	27,272,156

Japan - 17.90%
Asahi Glass Co Ltd †	481,000	5,290,860
Bridgestone Corp †	963,000	19,123,138
Canon Inc †	701,000	37,735,131
Chugai Pharmaceutical Co Ltd †	1,313,490	21,659,224
Citizen Electronics Co Ltd	2,800	147,182
Fuji Television Network Inc	1,088	2,351,173
Honda Motor Co Ltd †	8,300	429,018
KDDI Corp	2,760	14,830,332
Kyocera Corp	245,100	18,824,482
Murata Manufacturing Co Ltd	285,200	15,907,680
Nintendo Co Ltd †	245,600	30,768,734
Nitto Denko Corp	447,700	24,492,106
NOK Corp †	452,000	14,123,625
Seiko Epson Corp	3,800	168,675
Sekisui Chemical Co Ltd	2,584,000	18,839,833
Shinsei Bank Ltd †	3,645,000	24,765,989
Stanley Electric Co Ltd †	12,100	206,830
Tamron Co Ltd †	3,000	86,586
Tokyo Broadcasting System Inc	154,100	2,506,581
Tokyo Gas Co Ltd †	6,479,000	26,488,660
Toray Industries Inc	3,522,000	16,456,342
Toyota Motor Corp	606,800	24,631,130
Yamaha Corp	5,900	89,824

		319,923,135

Mexico - 1.54%
America Movil SA de CV ‘L’ ADR †	109,150	5,714,002
Grupo Televisa SA ADR	359,660	21,759,430

		27,473,432

Netherlands - 0.99%
ABN Amro Holding NV	6,540	172,554
Koninklijke KPN NV	21,360	202,116
Reed Elsevier NV	1,263,060	17,149,337
STMicroelectronics NV *	2,940	57,111
VNU NV	5,769	169,700

		17,750,818

Norway - 0.01%
DnB NOR ASA †	18,600	182,704

Poland - 0.58%
Powszechna Kasa Oszczednosci Bank Polski SA *	1,127,050	10,443,997

Singapore - 2.34%
DBS Group Holdings Ltd	1,462,000	14,419,382
SingTel †	12,427,350	18,118,778
United Overseas Bank Ltd	1,098,000	9,282,284

		41,820,444

South Korea - 1.51%
KT Corp ADR †	3,190	69,574
Samsung Electronics Co Ltd	61,980	26,972,556

		27,042,130

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Spain - 5.15%
Banco Bilbao Vizcaya Argentaria SA †	1,650,450	$29,156,495
Iberdrola SA †	837,200	21,193,040
Telefonica SA	2,218,954	41,632,641

		91,982,176

Sweden - 7.24%
Atlas Copco AB ‘A’ †	663,970	29,861,480
Hennes & Mauritz AB ‘B’ †	913,840	31,714,858
Sandvik AB †	935,640	37,591,113
Telefonaktiebolaget LM Ericsson ‘B’ *	9,508,900	30,220,925

		129,388,376

Switzerland - 7.52%
Credit Suisse Group * †	4,760	199,411
Nestle SA †	879	229,187
Novartis AG	431,320	21,660,505
Roche Holding AG	362,210	41,554,153
Straumann Holding AG	39,480	8,165,890
Syngenta AG *	87,280	9,240,512
Synthes Inc	118,180	13,205,916
UBS AG (LI)	479,950	40,108,004

		134,363,578

United Kingdom - 19.07%
AMVESCAP PLC	2,981,670	18,322,608
Anglo American PLC	17,730	418,486
AstraZeneca PLC	707,450	25,602,876
Aviva PLC	26,438	318,089
Barclays PLC	30,340	340,623
BG Group PLC	1,094,140	7,420,569
BHP Billiton PLC	17,600	205,854
BP PLC	13,600	132,362
British Sky Broadcasting Group PLC	13,580	146,217
Bunzl PLC	1,014,060	8,441,400
Diageo PLC	1,950,383	27,763,216
Johnston Press PLC	17,448	181,178
Kingfisher PLC	6,246,257	37,067,405
NEXT PLC	662,600	20,945,775
Old Mutual PLC	63,900	162,210
Reckitt Benckiser PLC	2,226,305	67,135,224
Reed Elsevier PLC	25,840	237,874
Royal Bank of Scotland Group PLC	782,738	26,273,115
The BOC Group PLC	639,400	12,170,308
Vodafone Group PLC	16,726,560	45,264,334
Vodafone Group PLC ADR	3,637	99,581
William Hill PLC	2,850,140	30,796,854
Yell Group PLC	1,337,320	11,273,248

		340,719,406

Total Common Stocks (Cost $1,426,833,456)		1,705,518,747

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.47%
U.S. Government Agency Issue - 4.47%
Federal Home Loan Bank 1.000% due 01/03/05	$79,840,000	79,835,564

Total Short-Term Investment (Cost $79,835,564)		79,835,564

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.90%
(Cost $1,506,669,020)		1,785,354,311

	Shares
SECURITIES LENDING COLLATERAL - 26.39%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $471,648,317)	471,648,317	471,648,317

TOTAL INVESTMENTS - 126.29% (Cost $1,978,317,337)		2,257,002,628

OTHER ASSETS & LIABILITIES, NET - (26.29%)		(469,921,897)

NET ASSETS - 100.00%		$1,787,080,731

Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding as of December 31, 2004, were as follows:

Principal
Contracts		Amount
to Buy or		Covered by		Unrealized
to Sell	Currency	Contracts	Expiration	Depreciation

Sell	AUD	2,229,762	01/05	($20,489)

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	30.86%
Financial Services	21.08%
Consumer Discretionary	13.75%
Utilities	11.72%
Health Care	9.82%
Producer Durables	7.81%
Technology	6.96%
Materials & Processing	6.61%
Consumer Staples	5.63%
Autos & Transportation	5.19%
Integrated Oils	4.69%
Multi-Industry	2.17%

126.29%
Other Assets & Liabilities, Net	(26.29%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2004

	Shares	Value
WARRANTS - 0.00%

Technology - 0.00%

Lucent Technologies Inc * - 0.00%
Exp. 12/10/07	33,492	$52,917

Total Warrants
(Cost $0)		52,917

COMMON STOCKS - 98.15%

Autos & Transportation - 2.62%

United Parcel Service Inc ‘B’ - 0.83%	168,500	14,400,010
Miscellaneous Securities - 1.79%		30,781,662

		45,181,672

Consumer Discretionary - 14.33%

eBay Inc * - 0.67%	100,300	11,662,884
The Home Depot Inc - 0.82%	329,350	14,076,419
The Walt Disney Co - 0.50%	308,606	8,579,247
Time Warner Inc * - 0.77%	685,160	13,319,510
Viacom Inc ‘B’ - 0.54%	255,186	9,286,219
Wal-Mart Stores Inc - 1.95%	635,800	33,582,956
Yahoo! Inc * - 0.45%	204,408	7,702,093
Miscellaneous Securities - 8.63%		148,815,141

		247,024,469

Consumer Staples - 7.23%

Altria Group Inc - 1.10%	310,552	18,974,727
PepsiCo Inc - 0.77%	254,180	13,268,196
The Coca-Cola Co - 0.89%	368,500	15,340,655
The Procter & Gamble Co - 1.23%	384,600	21,183,768
Miscellaneous Securities - 3.24%		55,786,837

		124,554,183

Energy - 1.55%

Miscellaneous Securities - 1.55%		26,779,631

Financial Services - 21.29%

American Express Co - 0.62%	190,300	10,727,211
American International Group Inc - 1.49%	390,442	25,640,326
Bank of America Corp - 1.64%	602,744	28,322,941
Citigroup Inc - 2.17%	776,319	37,403,049
Fannie Mae - 0.61%	147,700	10,517,717
JPMorgan Chase & Co - 1.21%	533,782	20,822,836
Merrill Lynch & Co Inc - 0.49%	141,131	8,435,400
Morgan Stanley - 0.53%	164,903	9,155,415
U.S. Bancorp - 0.51%	282,799	8,857,265
Wachovia Corp - 0.74%	240,832	12,667,763
Wells Fargo & Co - 0.91%	253,105	15,730,476
Miscellaneous Securities - 10.37%		178,713,735

		366,994,134

Health Care - 12.13%

Abbott Laboratories - 0.63%	234,400	10,934,760
Amgen Inc * - 0.72%	192,840	12,370,686
Eli Lilly & Co - 0.57%	172,400	9,783,700
Johnson & Johnson - 1.64%	444,822	28,210,611
Medtronic Inc - 0.52%	181,600	9,020,072
Merck & Co Inc - 0.63%	337,900	10,860,106
Pfizer Inc - 1.76%	1,125,897	30,275,370
UnitedHealth Group Inc - 0.51%	99,803	8,785,642
Wyeth - 0.49%	200,300	8,530,777
Miscellaneous Securities - 4.66%		80,285,404

		209,057,128

Integrated Oils - 5.38%

ChevronTexaco Corp - 0.97%	319,536	16,778,835
ConocoPhillips - 0.53%	104,366	9,062,100
Exxon Mobil Corp - 2.87%	964,678	49,449,394
Miscellaneous Securities - 1.01%		17,444,908

		92,735,237

Materials & Processing - 3.56%

Miscellaneous Securities - 3.56%		61,292,187

Multi-Industry - 5.30%

3M Co - 0.57%	119,900	9,840,193
General Electric Co - 3.35%	1,582,500	57,761,250
Tyco International Ltd (Bermuda) - 0.63%	301,783	10,785,724
Miscellaneous Securities - 0.75%		12,952,204

		91,339,371

Producer Durables - 4.03%

United Technologies Corp - 0.46%	76,000	7,854,600
Miscellaneous Securities - 3.57%		61,574,882

		69,429,482

Technology - 13.98%

Cisco Systems Inc * - 1.10%	985,216	19,014,669
Dell Inc * - 0.91%	374,000	15,760,360
Hewlett-Packard Co - 0.55%	454,473	9,530,299
Intel Corp - 1.28%	945,220	22,108,696
International Business Machines Corp - 1.42%	248,981	24,544,547
Microsoft Corp - 2.53%	1,629,372	43,520,526
Oracle Corp * - 0.62%	776,536	10,654,074
QUALCOMM Inc - 0.61%	246,000	10,430,400
Miscellaneous Securities - 4.96%		85,459,770

		241,023,341

Utilities - 6.75%

Comcast Corp ‘A’ * - 0.45%	230,518	7,671,639
SBC Communications Inc - 0.75%	503,357	12,971,510
Verizon Communications Inc - 0.99%	420,154	17,020,439
Miscellaneous Securities - 4.56%		78,626,306

		116,289,894

Total Common Stocks (Cost $1,659,663,546)		1,691,700,729

	Principal
	Amount

SHORT-TERM INVESTMENT - 1.58%

Repurchase Agreement - 1.58%

State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $27,177,397; collateralized by U.S. Treasury Notes 3.000% due 02/15/09 and market value $27,720,525)	$27,174,000	27,174,000

Total Short-Term Investment (Cost $27,174,000)		27,174,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.73%
(Cost $1,686,837,546)		1,718,927,646

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.73%

State Street Navigator Securities Lending
Prime Portfolio 2.203% r
(Cost $47,157,669)	47,157,669	$47,157,669

TOTAL INVESTMENTS - 102.46%
(Cost $1,733,995,215)		1,766,085,315

OTHER ASSETS & LIABILITIES, NET — (2.46%)		(42,432,710)

NET ASSETS - 100.00%		$1,723,652,605

Notes to Schedule of Investments

(a) The amount of $2,920,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2004:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

S&P500 (03/05)	101	$30,160,650	$484,821

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	21.29%
Consumer Discretionary	14.33%
Technology	13.98%
Health Care	12.13%
Consumer Staples	7.23%
Utilities	6.75%
Integrated Oils	5.38%
Multi-Industry	5.30%
Short-Term Investment & Securities Lending Collateral	4.31%
Producer Durables	4.03%
Materials & Processing	3.56%
Autos & Transportation	2.62%
Energy	1.55%

102.46%
Other Assets & Liabilities, Net	(2.46%)

100.00%

(c) Miscellaneous securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2004.

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2004

	Shares	Value
WARRANTS - 0.00%

Autos & Transportation - 0.00%

TIMCO Aviation Services Inc * - 0.00%
Exp. 12/31/07	362	$—

Total Warrants
(Cost $0)		—

COMMON STOCKS - 93.78%

Autos & Transportation - 4.29%

Alexander & Baldwin Inc - 0.16%	52,200	2,214,324
Laidlaw International Inc * - 0.17%	110,200	2,358,280
Landstar System Inc * - 0.19%	36,400	2,680,496
The Goodyear Tire & Rubber Co * † - 0.21%	199,500	2,924,670
Miscellaneous Securities - 3.56%		48,999,264

		59,177,034

Consumer Discretionary - 17.03%

CBRL Group Inc † - 0.21%	67,400	2,820,690
Penn National Gaming Inc * - 0.20%	44,300	2,682,365
SCP Pool Corp † - 0.15%	65,043	2,074,872
Sonic Corp * - 0.16%	73,025	2,227,262
Strayer Education Inc - 0.17%	20,600	2,261,674
Take-Two Interactive Software Inc * † - 0.15%	60,500	2,104,795
The Toro Co - 0.17%	29,400	2,391,690
Miscellaneous Securities - 15.82%		217,983,154

		234,546,502

Consumer Staples - 1.57%

Miscellaneous Securities - 1.57%		21,634,777

Energy - 4.51%

Calpine Corp * † - 0.17%	585,000	2,304,900
Plains Exploration & Production Co * - 0.18%	94,382	2,453,932
Tesoro Corp * - 0.17%	75,000	2,389,500
Miscellaneous Securities - 3.99%		55,005,805

		62,154,137

Financial Services - 21.87%

Affiliated Managers Group Inc * † - 0.15%	30,149	2,042,293
AmerUs Group Co † - 0.16%	48,000	2,174,400
BancorpSouth Inc † - 0.15%	83,000	2,022,710
CarrAmerica Realty Corp - 0.16%	66,000	2,178,000
East West Bancorp Inc - 0.18%	61,200	2,567,952
Essex Property Trust Inc - 0.17%	27,900	2,338,020
First Bancorp Puerto Rico † - 0.17%	36,365	2,309,541
First Industrial Realty Trust Inc - 0.15%	50,300	2,048,719
IMPAC Mortgage Holdings Inc - 0.16%	98,300	2,228,461
New Century Financial Corp - 0.24%	51,750	3,307,342
Park National Corp † - 0.15%	15,434	2,091,307
Realty Income Corp † - 0.15%	42,500	2,149,650
The BISYS Group Inc * - 0.16%	131,700	2,166,465
Miscellaneous Securities - 19.72%		271,618,377

		301,243,237

Health Care - 11.32%

AMERIGROUP Corp * - 0.15%	28,300	2,141,178
Apria Healthcare Group Inc * - 0.17%	71,000	2,339,450
First Health Group Corp * - 0.17%	126,200	2,361,202
Valeant Pharmaceuticals International † - 0.18%	92,100	2,426,835
Miscellaneous Securities - 10.65%		146,642,596

		155,911,261

Integrated Oils - 0.13%

Miscellaneous Securities - 0.13%		1,851,698

Materials & Processing - 9.51%

Allegheny Technologies Inc † - 0.15%	96,000	2,080,320
AptarGroup Inc - 0.15%	39,100	2,063,698
Corn Products International Inc - 0.16%	42,000	2,249,520
Crown Holdings Inc * - 0.19%	191,800	2,635,332
Cytec Industries Inc - 0.16%	41,700	2,144,214
FMC Corp * - 0.15%	41,600	2,009,280
The Mosaic Co * - 0.16%	135,500	2,211,360
Miscellaneous Securities - 8.39%		115,574,643

		130,968,367

Multi-Industry - 0.41%

Miscellaneous Securities - 0.41%		5,715,390

Producer Durables - 7.48%

Beazer Homes USA Inc † - 0.20%	18,986	2,775,943
IDEX Corp - 0.17%	56,850	2,302,425
Joy Global Inc - 0.18%	58,135	2,524,803
Kennametal Inc - 0.16%	43,900	2,184,903
Terex Corp * - 0.19%	54,900	2,615,985
Miscellaneous Securities - 6.58%		90,580,193

		102,984,252

Technology - 11.67%

Brocade Communications
Systems Inc * † - 0.16%	283,500	2,165,940
CACI International Inc ‘A’ * † - 0.16%	33,300	2,268,729
Hyperion Solutions Corp * † - 0.18%	52,100	2,428,902
Miscellaneous Securities - 11.17%		153,919,374

		160,782,945

Utilities - 3.99%

Atmos Energy Corp † - 0.18%	92,600	2,532,610
CMS Energy Corp * † - 0.18%	240,700	2,515,315
Energen Corp † - 0.17%	39,600	2,334,420
Southwestern Energy Co * - 0.17%	45,500	2,306,395
Miscellaneous Securities - 3.29%		45,277,601

		54,966,341

Total Common Stocks
(Cost $1,100,433,025)		1,291,935,941

	Principal
	Amount

CORPORATE BONDS - 0.00%

Autos & Transportation - 0.00%

Miscellaneous Security - 0.00%		20

Total Corporate Bonds
(Cost $0)		20

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 5.93%

Repurchase Agreement - 5.93%

State Street Bank and Trust Co
1.500% due 01/03/05
(Dated 12/31/04, repurchase price
of $81,681,209; collateralized by U.S.
Treasury Bills 2.365% due 05/26/05
and market value $48,960,450; and U.S.
Treasury Notes 3.000% due 02/15/09
and market value $34,345,463)	$81,671,000	$81,671,000

Total Short-Term Investment
(Cost $81,671,000)		81,671,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.71%
(Cost $1,182,104,025)		1,373,606,961

	Shares

SECURITIES LENDING COLLATERAL - 24.89%

State Street Navigator Securities Lending
Prime Portfolio 2.203% r
(Cost $342,920,356)	342,920,356	342,920,356

TOTAL INVESTMENTS - 124.60%
(Cost $1,525,024,381)		1,716,527,317

OTHER ASSETS & LIABILITIES, NET — (24.60%)		(338,965,598)

NET ASSETS - 100.00%		$1,377,561,719

Notes to Schedule of Investments

(a) The amount of $4,055,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2004:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

Russell 2000 (03/05)	262	$84,349,500	$1,316,771

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	30.82%
Financial Services	21.87%
Consumer Discretionary	17.03%
Technology	11.67%
Health Care	11.32%
Materials & Processing	9.51%
Producer Durables	7.48%
Energy	4.51%
Autos & Transportation	4.29%
Utilities	3.99%
Consumer Staples	1.57%
Multi-Industry	0.41%
Integrated Oils	0.13%

124.60%
Other Assets & Liabilities, Net	(24.60%)

100.00%

(c) Miscellaneous securities represent issues not identified as a top-fifty holding in terms of market value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2004.

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
PREFERRED STOCKS - 0.96%
Integrated Oils - 0.50%
Petroleo Brasilerio SA (Brazil)	85,000	$3,109,093

Materials & Processing - 0.46%
Cia Vale do Rio Doce ADR † (Brazil)	118,500	2,889,030

Total Preferred Stocks (Cost $2,385,934)		5,998,123

WARRANTS - 0.00%
Technology - 0.00%
Lucent Technologies Inc * Exp. 12/10/07	14,840	23,447

Total Warrants (Cost $0)		23,447

COMMON STOCKS - 52.48%
Autos & Transportation - 0.59%
Empresa Brasileira de Aeronautica SA ADR (Brazil)	109,700	3,668,368

Consumer Discretionary - 8.88%
Cendant Corp	508,500	11,888,730
InterActiveCorp * †	108,000	2,982,960
LeapFrog Enterprises Inc * †	49,500	673,200
Liberty Media Corp ‘A’ *	1,044,200	11,465,316
Liberty Media International Inc ‘A’ *	51,662	2,388,334
McDonald’s Corp	162,000	5,193,720
Take-Two Interactive Software Inc * †	374,500	13,028,855
The Gap Inc	129,900	2,743,488
Viacom Inc ‘B’	142,100	5,171,019

		55,535,622

Consumer Staples - 3.78%
Altria Group Inc	213,700	13,057,070
Constellation Brands Inc ‘A’ *	133,500	6,209,085
Tyson Foods Inc ‘A’	239,800	4,412,320

		23,678,475

Energy - 0.26%
Halliburton Co	41,300	1,620,612

Financial Services - 10.44%
Assured Guaranty Ltd (Bermuda)	190,300	3,743,201
Bank of America Corp	169,192	7,950,332
Citigroup Inc	172,700	8,320,686
Freddie Mac	72,200	5,321,140
Genworth Financial Inc ‘A’	269,400	7,273,800
Host Marriott Corp	148,000	2,560,400
JPMorgan Chase & Co	160,600	6,265,006
Lehman Brothers Holdings Inc	74,300	6,499,764
Morgan Stanley	32,000	1,776,640
Prudential Financial Inc	114,400	6,287,424
UBS AG (LI) (Switzerland)	26,332	2,200,487
Wachovia Corp	72,001	3,787,253
Wells Fargo & Co	53,800	3,343,670

		65,329,803

Health Care - 7.58%
Beckman Coulter Inc	60,900	4,079,691
GlaxoSmithKline PLC ADR (United Kingdom)	63,300	2,999,787
Manor Care Inc	49,800	1,764,414
MedImmune Inc *	175,600	4,760,516
Novartis AG (Switzerland)	91,930	4,616,643
PacifiCare Health Systems Inc *	49,200	2,780,784
Pfizer Inc	217,460	5,847,499
Schering-Plough Corp	175,100	3,656,088
Tenet Healthcare Corp *	366,600	4,025,268
Watson Pharmaceuticals Inc *	178,800	5,866,428
Wyeth	165,500	7,048,645

		47,445,763

Integrated Oils - 2.57%
BP PLC ADR (United Kingdom)	52,000	3,036,800
LUKOIL ADR (Russia)	47,700	5,790,780
Talisman Energy Inc (TSE) (Canada)	147,200	3,958,042
Total SA ADR † (France)	29,800	3,273,232

		16,058,854

Materials & Processing - 1.21%
Bowater Inc †	33,400	1,468,598
GrafTech International Ltd * †	167,700	1,586,442
Praxair Inc	57,500	2,538,625
WCI Communities Inc * †	68,300	2,008,020

		7,601,685

Multi-Industry - 1.63%
General Electric Co	101,700	3,712,050
Honeywell International Inc	88,100	3,119,621
Tyco International Ltd (Bermuda)	93,700	3,348,838

		10,180,509

Producer Durables - 1.13%
Orbital Sciences Corp * †	599,300	7,089,719

Technology - 7.57%
Compuware Corp *	251,700	1,628,499
CSG Systems International Inc * †	113,400	2,120,580
Flextronics International Ltd * (Singapore)	346,800	4,792,776
Freescale Semiconductor Inc ‘A’ * †	296,200	5,278,284
Hewlett-Packard Co	153,000	3,208,410
Intel Corp	134,600	3,148,294
International Business Machines Corp	106,100	10,459,338
Microsoft Corp	283,000	7,558,930
Net2Phone Inc * †	535,000	1,819,000
Novell Inc *	265,700	1,793,475
Raytheon Co	121,200	4,706,196
Synopsys Inc *	41,700	818,154

		47,331,936

Utilities - 6.84%
IDT Corp ‘B’ * †	531,700	8,230,716
Kinder Morgan Inc	36,600	2,676,558
PG&E Corp *	57,200	1,903,616
Sempra Energy	51,900	1,903,692
The AES Corp *	388,800	5,314,896
UnitedGlobalCom Inc ‘A’ * †	2,355,530	22,754,420

		42,783,898

Total Common Stocks (Cost $251,689,617)		328,325,244

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 12.72%
Autos & Transportation - 1.10%
Burlington Northern Santa Fe Corp 7.082% due 05/13/29	$280,000	$328,319
Canadian National Railway Co (Canada) 4.250% due 08/01/09	158,000	159,421
CSX Corp 6.250% due 10/15/08	705,000	760,756
DaimlerChrysler NA Holding Corp 4.750% due 01/15/08	1,320,000	1,349,128
Delphi Corp 6.500% due 05/01/09	595,000	612,136
FedEx Corp 2.650% due 04/01/07	1,365,000	1,337,636
General Motors Corp 8.375% due 07/15/33	1,145,000	1,189,600
Lear Corp 8.110% due 05/15/09	1,040,000	1,180,613

		6,917,609

Consumer Discretionary - 2.06%
Allied Waste North America Inc 8.875% due 04/01/08	585,000	628,875
Chancellor Media Corp 8.000% due 11/01/08	1,130,000	1,269,802
Federated Department Stores Inc 6.625% due 09/01/08	795,000	866,172
Hilton Hotels Corp 7.950% due 04/15/07	469,000	510,390
J.C. Penney Co Inc 8.000% due 03/01/10	1,205,000	1,382,738
Liberty Media Corp 3.500% due 09/25/06	680,000	676,501
Starwood Hotels & Resorts Worldwide Inc 7.375% due 05/01/07	475,000	508,844
The Gap Inc 6.900% due 09/15/07	429,000	463,320
10.050% due 12/15/08	171,000	209,048
The Hertz Corp 6.350% due 06/15/10	1,590,000	1,631,432
The May Department Stores Co 3.950% due 07/15/07	80,000	80,183
Time Warner Entertainment Co LP 10.150% due 05/01/12	289,000	379,660
Time Warner Inc 9.125% due 01/15/13	653,000	840,718
Univision Communications Inc 2.875% due 10/15/06	159,000	156,961
3.500% due 10/15/07	830,000	820,744
Viacom Inc 7.875% due 07/30/30	155,000	199,702
Waste Management Inc 7.125% due 10/01/07	835,000	907,457
Yum! Brands Inc 8.500% due 04/15/06	1,280,000	1,360,145

		12,892,692

Consumer Staples - 1.18%
Albertson’s Inc 7.500% due 02/15/11	200,000	231,924
ConAgra Foods Inc 6.000% due 09/15/06	630,000	656,220
Delhaize America Inc 7.550% due 04/15/07	825,000	896,401
General Mills Inc 3.875% due 11/30/07	930,000	933,609
Kraft Foods Inc 5.250% due 06/01/07	1,495,000	1,549,508
Safeway Inc 4.800% due 07/16/07	1,100,000	1,126,719
6.500% due 03/01/11	325,000	356,389
The Kroger Co 6.800% due 04/01/11	365,000	411,873
7.800% due 08/15/07	1,100,000	1,207,075

		7,369,718

Energy - 0.11%
Chesapeake Energy Corp 7.500% due 06/15/14	600,000	658,500

Financial Services - 4.67%
ABN Amro NA Holding Capital Trust I 6.523% due 12/29/49 ~ §	670,000	737,289
AIG SunAmerica Global Financing X 6.900% due 03/15/32 ~	210,000	248,034
Allstate Financial Global Funding 4.250% due 09/10/08 ~	240,000	243,031
Allstate Life Global Funding II 3.500% due 07/30/07	325,000	323,826
American Express Centurion Bank 4.375% due 07/30/09	420,000	427,127
American Honda Finance Corp 3.850% due 11/06/08 ~	865,000	863,351
AXA (France) 8.600% due 12/15/30	860,000	1,132,888
Bank of America Corp 4.875% due 01/15/13	15,000	15,286
Bankers Trust Corp 7.375% due 05/01/08	125,000	138,758
Boeing Capital Corp 5.650% due 05/15/06	94,000	96,961
CIGNA Corp 7.400% due 05/15/07	1,465,000	1,574,739
CIT Group Inc 7.750% due 04/02/12	555,000	657,890
Deutsche Telekom International Finance BV (Germany) 8.500% due 06/15/10	870,000	1,037,652
Duke Capital LLC 5.668% due 08/15/14	650,000	671,943
EOP Operating LP 6.763% due 06/15/07	215,000	228,844
8.375% due 03/15/06	515,000	543,361
Ford Holdings Inc 9.300% due 03/01/30	250,000	293,977
Ford Motor Credit Co 7.375% due 10/28/09	260,000	280,738
Franklin Resources Inc 3.700% due 04/15/08	485,000	484,224
General Motors Acceptance Corp 8.000% due 11/01/31	80,000	82,461
Household Finance Corp 8.000% due 07/15/10	85,000	100,154
HSBC Finance Corp 6.750% due 05/15/11	1,075,000	1,207,967
iStar Financial Inc 4.875% due 01/15/09	565,000	574,006
8.750% due 08/15/08	415,000	473,605
John Hancock Global Funding II 7.900% due 07/02/10 ~	1,126,000	1,319,904
Lehman Brothers Holdings Inc 7.000% due 02/01/08	785,000	858,277
Lehman Brothers Inc 6.625% due 02/15/08	130,000	140,458

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
Liberty Property LP 5.650% due 08/15/14	$635,000	$653,642
Marsh & McLennan Cos Inc 5.375% due 07/15/14	281,000	275,059
MBNA America Bank NA 5.375% due 01/15/08	915,000	956,326
Merrill Lynch & Co Inc 4.125% due 09/10/09	1,250,000	1,250,464
Morgan Stanley 6.600% due 04/01/12	180,000	201,049
6.750% due 04/15/11	560,000	628,930
National City Bank OH 6.200% due 12/15/11 †	82,000	90,275
NiSource Finance Corp 3.200% due 11/01/06	190,000	188,377
7.875% due 11/15/10	885,000	1,041,635
PF Export Receivables Master Trust (Cayman) 3.748% due 06/01/13 ~	500,981	486,440
Prudential Holdings LLC 8.695% due 12/18/23 ~	975,000	1,241,302
Prudential Insurance Co of America 8.300% due 07/01/25 ~	1,105,000	1,414,954
Spieker Properties LP 6.750% due 01/15/08	270,000	292,843
Sprint Capital Corp 7.125% due 01/30/06	615,000	639,836
8.750% due 03/15/32	550,000	735,026
SunTrust Banks Inc 4.000% due 10/15/08	660,000	666,663
7.750% due 05/01/10	56,000	65,112
The Hartford Financial Services Group Inc 2.375% due 06/01/06	405,000	397,731
Toll Corp 8.250% due 12/01/11	625,000	693,750
Volkswagen Credit Inc 2.330% due 07/21/05 ~ §	1,200,000	1,200,101
Vornado Realty Trust 5.625% due 06/15/07	1,295,000	1,345,271

		29,221,537

Health Care - 0.21%
Aetna Inc 7.375% due 03/01/06	1,240,000	1,291,223

Integrated Oils - 0.09%
Petroleos Mexicanos (Mexico) 9.500% due 09/15/27 ~	440,000	553,300

Materials & Processing - 0.05%
Weyerhaeuser Co 5.500% due 03/15/05	306,000	307,424

Multi-Industry - 0.32%
Hutchison Whampoa International Ltd (Cayman) 7.450% due 11/24/33 ~	565,000	628,606
Tyco International Group SA (Bermuda) 6.375% due 02/15/06	880,000	909,565
6.750% due 02/15/11	412,000	462,349

		2,000,520

Producer Durables - 0.48%
Beazer Homes USA Inc 8.625% due 05/15/11	625,000	684,375
D.R. Horton Inc 6.125% due 01/15/14	620,000	641,700
Lennar Corp 5.950% due 03/01/13 †	600,000	636,428
McDonnell Douglas Corp 6.875% due 11/01/06	167,000	176,845
Northrop Grumman Corp 7.125% due 02/15/11	755,000	867,538

		3,006,886

Technology - 0.04%
Raytheon Co 6.500% due 07/15/05	266,000	270,787

Utilities - 2.41%
AT&T Corp 6.000% due 03/15/09 †	52,000	54,535
AT&T Wireless Services Inc 7.500% due 05/01/07	990,000	1,075,875
7.875% due 03/01/11	360,000	424,832
British Telecom PLC (United Kingdom) 7.875% due 12/15/05	925,000	964,985
8.375% due 12/15/10	270,000	324,622
CenterPoint Energy Inc 5.875% due 06/01/08 †	820,000	858,699
CenterPoint Energy Resources Corp 8.125% due 07/15/05	220,000	225,824
Citizens Communications Co 9.250% due 05/15/11 †	320,000	376,000
Conectiv Inc 5.300% due 06/01/05	177,000	178,455
Cox Communications Inc 6.875% due 06/15/05	325,000	330,254
7.875% due 08/15/09	755,000	857,750
Dominion Resources Inc VA 8.125% due 06/15/10	630,000	742,364
DTE Energy Co 6.450% due 06/01/06	525,000	546,709
FirstEnergy Corp 5.500% due 11/15/06	520,000	537,047
7.375% due 11/15/31	595,000	681,614
France Telecom SA (France) 8.500% due 03/01/11	280,000	334,424
9.250% due 03/01/31	480,000	652,608
Ipalco Enterprises Inc 8.375% due 11/14/08	525,000	593,250
Kinder Morgan Inc 6.500% due 09/01/12	710,000	781,602
MidAmerican Energy Co 6.750% due 12/30/31	285,000	332,598
Progress Energy Inc 6.850% due 04/15/12	20,000	22,359
PSEG Energy Holdings LLC 7.750% due 04/16/07	660,000	701,250
TCI Communications Inc 7.875% due 02/15/26	715,000	880,518
TECO Energy Inc 10.500% due 12/01/07 †	575,000	665,562
Tele-Communications Inc-TCI Group 9.800% due 02/01/12	535,000	690,538
Telefonos de Mexico SA de CV (Mexico) 4.500% due 11/19/08	645,000	650,911
TXU Corp 4.800% due 11/15/09 ~	580,000	581,662

		15,066,847

Total Corporate Bonds & Notes (Cost $77,341,340)		79,557,043

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES - 31.88%
Collateralized Mortgage Obligations - 9.09%
Banc of America Commercial Mortgage Inc 4.512% due 12/10/42 "	$1,010,000	$1,015,070
Banc of America Funding Corp 6.500% due 07/20/32 "	1,611,512	1,646,404
Bank of America Mortgage Securities 2.469% due 08/25/34 " §	607,385	606,188
3.712% due 06/25/34 " §	931,642	932,230
6.500% due 10/25/34 "	1,317,552	1,369,020
Bear Stearns Commercial Mortgage Securities 4.000% due 03/13/40 "	2,169,411	2,157,685
Countrywide Alternative Loan Trust 2.598% due 10/25/34 " §	1,353,161	1,354,718
Fannie Mae 2.810% due 12/18/32 " §	488,169	491,052
4.500% due 08/25/09 "	778,650	780,356
5.000% due 02/25/12 - 01/25/20 " ±	1,403,362	1,423,785
6.000% due 03/25/27 - 09/25/30 " ±	2,184,306	2,214,868
6.500% due 06/25/23 "	1,292,918	1,357,624
7.000% due 11/25/31 "	1,625,446	1,723,477
7.000% due 02/25/44 # "	3,715,329	3,939,461
Fannie Mae (IO) 4.683% due 11/25/30 " §	988,843	90,114
5.500% due 03/01/33 "	4,394,737	950,454
5.533% due 01/25/32 " §	497,183	60,639
5.583% due 04/25/32 - 09/25/32 " § ±	3,473,208	362,307
5.683% due 03/25/32 " §	730,024	79,629
5.690% due 12/18/32 " §	653,105	66,139
6.500% due 02/01/32 - 03/01/32 " ±	5,303,386	1,050,743
6.500% due 02/01/33 " §	791,736	158,722
7.000% due 06/01/23 - 07/01/26 " ±	4,570,918	861,509
7.500% due 08/01/23 - 01/01/24 " ±	3,307,672	640,369
Fannie Mae (PO) 0.000% due 09/25/23 "	487,952	422,576
First Union-Lehman Brothers-Bank of America 6.560% due 11/18/35 "	710,000	763,791
Freddie Mac 2.803% due 06/15/29 - 01/15/33 " § ±	683,492	686,941
2.903% due 03/15/32 " §	325,570	326,847
4.500% due 02/15/18 "	118,202	118,127
5.500% due 10/15/14 "	143,853	145,086
6.000% due 04/15/30 "	974,913	1,010,555
6.500% due 02/15/23 - 04/15/30 " ±	2,877,353	2,969,766
Freddie Mac (IO) 5.248% due 07/15/26 - 03/15/29 " § ±	1,482,976	151,954
6.500% due 02/01/28 - 01/01/29 " ±	489,038	92,464
7.000% due 06/01/26 - 04/01/27 " ±	2,226,497	421,070
Freddie Mac (PO) 0.000% due 06/01/26 "	206,600	180,247
GE Capital Commercial Mortgage Corp 4.093% due 01/10/38 "	1,899,000	1,899,425
4.433% due 07/10/39 "	640,000	648,499
GMAC Commercial Mortgage Securities Inc 4.547% due 12/10/41 " §	660,000	663,280
6.869% due 07/15/29 "	498,808	528,023
Government National Mortgage Association (IO) 5.093% due 02/16/32 " §	1,103,569	106,399
5.193% due 01/16/27 " §	915,005	87,512
5.240% due 01/17/30 " §	869,308	78,165
5.293% due 12/16/26 " §	2,193,931	223,798
GS Mortgage Securities Corp II 3.659% due 10/10/28 "	715,052	707,280
4.602% due 08/10/38 "	400,000	408,113
GSR Mortgage Loan Trust 4.577% due 12/25/34 " §	2,060,248	2,063,086
JPMorgan Chase Commercial Mortgage Corp 3.972% due 03/12/39 "	1,343,797	1,334,599
MASTR Alternative Loans Trust 4.700% due 08/25/34 "	2,664,670	2,666,829
6.000% due 07/25/34 "	1,955,575	2,019,311
6.500% due 12/01/34 # "	2,990,000	3,083,438
Nomura Asset Securities Corp 6.590% due 03/15/30 "	790,000	855,006
Prudential Mortgage Capital Co II LLC 7.306% due 10/06/10 ~ "	1,620,000	1,867,445
Washington Mutual Inc 2.446% due 02/25/34 " §	16,624	16,633
Wells Fargo Mortgage-Backed Securities Trust 3.803% due 08/25/34 " §	1,628,712	1,634,069
4.548% due 01/25/35 " §	2,340,000	2,348,958
4.634% due 11/25/34 " §	993,772	996,516

		56,858,371

Fannie Mae - 16.96%
4.500% due 01/19/20 # "	5,556,000	5,538,638
5.000% due 01/19/20 - 01/13/35 # " ±	24,372,000	24,278,150
5.500% due 03/01/33 - 01/01/34 " ±	6,195,024	6,296,583
5.500% due 01/13/35 # "	18,983,000	19,273,668
6.000% due 03/01/23 - 08/01/24 " ±	5,737,298	5,971,076
6.000% due 01/13/35 # "	10,377,000	10,730,461
6.500% due 03/01/28 - 10/01/30 " ±	2,399,266	2,523,197
6.500% due 01/13/35 # "	16,016,000	16,796,780
7.000% due 08/01/28 - 07/01/34 " ±	6,832,040	7,248,384
7.000% due 01/13/35 # "	6,573,000	6,965,329
7.500% due 03/01/30 - 07/01/30 " ±	394,894	423,417
8.500% due 07/01/32 "	62,868	68,298

		106,113,981

Freddie Mac - 5.83%
5.000% due 01/13/35 # "	12,715,000	12,627,584
5.500% due 01/13/35 # "	9,093,000	9,237,924
6.500% due 07/01/28 - 04/01/34 " ±	784,531	824,717
7.000% due 10/01/31 - 11/01/33 " ±	11,244,169	11,919,126
7.000% due 01/13/35 # "	1,767,000	1,871,916

		36,481,267

Total Mortgage-Backed Securities (Cost $199,689,522)		199,453,619

ASSET-BACKED SECURITIES - 5.62%
Bank One Auto Securitization Trust 1.290% due 08/21/06 "	490,396	489,525
BMW Vehicle Owner Trust 1.880% due 10/25/06 "	1,414,898	1,410,361

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
Capital Auto Receivables Asset Trust 3.580% due 01/15/09 "	$1,320,000	$1,319,788
Centex Home Equity Co LLC 2.030% due 06/25/19 "	306,716	305,536
2.140% due 07/25/18 "	143,799	143,639
2.980% due 04/25/20 "	557,634	555,826
Chase Funding Mortgage Loan Asset-Backed Certs 2.138% due 07/25/18 "	490,000	488,354
2.538% due 09/25/17 " §	120,101	120,166
3.440% due 04/25/23 "	181,733	181,746
Chase Manhattan Auto Owner Trust 1.280% due 03/15/06 "	128,073	128,002
4.240% due 09/15/08 "	262,127	263,767
CIT Equipment Collateral 1.490% due 12/20/05 "	88,388	88,406
2.660% due 11/20/06 ~ "	940,000	935,999
Citibank Credit Card Issuance Trust 4.400% due 05/15/07 "	1,100,000	1,107,597
CitiFinancial Mortgage Securities Inc 2.518% due 05/25/33 " §	71,256	71,302
2.538% due 08/25/33 " §	329,370	329,591
Countrywide Asset-Backed Certificates 2.788% due 02/25/33 " §	218,608	219,845
DaimlerChrysler Auto Trust 1.520% due 12/08/05 "	415,521	415,478
1.610% due 07/10/06 "	1,562,254	1,559,629
2.480% due 02/08/07 "	500,000	498,801
2.620% due 06/08/07 "	1,790,000	1,784,505
Ford Credit Auto Owner Trust 2.130% due 10/15/06 "	1,400,000	1,394,549
Harley-Davidson Motorcycle Trust 1.500% due 01/15/08 "	909,224	906,012
Honda Auto Receivables Owner Trust 1.520% due 04/21/06 "	981,158	979,515
1.580% due 07/17/06 "	1,279,478	1,276,624
Household Automotive Trust 1.560% due 12/18/06 "	532,390	531,338
M&I Auto Loan Trust 1.600% due 07/20/06 "	858,317	857,078
2.490% due 10/22/07 "	559,015	558,937
National City Auto Receivables Trust 1.500% due 02/15/07 "	870,997	867,931
Nissan Auto Lease Trust 1.690% due 12/15/05 "	86,675	86,675
2.550% due 01/15/07 "	880,000	879,403
Nissan Auto Receivables Owner Trust 1.400% due 07/17/06 "	1,252,463	1,247,429
4.280% due 10/16/06 "	214,670	215,752
Option One Mortgage Loan Trust 2.568% due 11/25/34 " §	573,748	574,117
Popular ABS Mortgage Pass-Through Trust 3.735% due 12/25/34 " §	350,000	348,835
SB Finance Trust 2.388% due 10/25/34 ~ "	932,018	932,018
Toyota Auto Receivables Owner Trust 1.430% due 02/15/06 "	355,035	354,818
3.760% due 06/15/06 "	91,759	91,892
USAA Auto Owner Trust 1.430% due 09/15/06 "	2,352,513	2,345,024
2.410% due 10/16/06 "	238,572	238,564
2.410% due 02/15/07 "	1,000,000	996,840
2.790% due 06/15/07 "	850,000	848,323
Volkswagen Auto Lease Trust 2.470% due 01/22/07 "	1,100,000	1,099,986
Volkswagen Auto Loan Enhanced Trust 1.110% due 12/20/05 "	163,265	163,210
1.550% due 06/20/06 "	691,778	690,434
Wachovia Auto Owner Trust 2.400% due 05/21/07 "	750,000	746,913
Wells Fargo Home Equity Trust 2.940% due 02/25/18 " §	1,577,119	1,569,830
Whole Auto Loan Trust 1.400% due 04/15/06 "	875,879	874,237
2.590% due 05/15/07 "	1,090,000	1,085,989

Total Asset-Backed Securities (Cost $35,282,966)		35,180,136

U.S. GOVERNMENT AGENCY ISSUES - 4.26%
Fannie Mae 4.250% due 07/15/07	1,710,000	1,746,881
4.250% due 05/15/09 †	1,095,000	1,115,252
6.000% due 05/15/08	1,395,000	1,502,224
7.250% due 01/15/10	4,100,000	4,717,177
7.250% due 05/15/30 †	940,000	1,205,750
Federal Home Loan Bank 3.125% due 09/15/06	2,475,000	2,473,433
Freddie Mac 2.750% due 10/15/06 †	815,000	808,901
3.625% due 09/15/08	3,000,000	3,003,609
6.625% due 09/15/09	610,000	682,883
Tennessee Valley Authority 5.375% due 11/13/08	525,000	557,252
6.790% due 05/23/12	6,638,000	7,654,703
7.125% due 05/01/30 †	964,000	1,203,012

Total U.S. Government Agency Issues (Cost $26,727,531)		26,671,077

U.S. TREASURY OBLIGATIONS - 0.44%
U.S. Treasury Bonds - 0.17%
5.375% due 02/15/31 †	990,000	1,070,825

U.S. Treasury Notes - 0.27%
4.250% due 11/15/14 †	422,000	423,236
5.750% due 08/15/10 † ‡	1,112,000	1,224,634

		1,647,870

Total U.S. Treasury Obligations (Cost $2,681,885)		2,718,695

FOREIGN GOVERNMENT BONDS - 0.11%
United Mexican States (Mexico) 7.500% due 01/14/12	575,000	653,488

Total Foreign Government Bonds (Cost $632,551)		653,488

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 8.60%
Repurchase Agreement - 8.60%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $53,826,728; collateralized by U.S. Treasury Bills 2.260% due 04/21/05 and market value $48,960,025; and U.S. Treasury Notes 3.000% due 12/31/06 and market value $5,940,113)	$53,820,000	$53,820,000

Total Short-Term Investment (Cost $53,820,000)		53,820,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 117.07% (Cost $650,251,346)		732,400,872

	Shares
SECURITIES LENDING COLLATERAL - 10.05%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $62,880,383)	62,880,383	62,880,383

TOTAL INVESTMENTS - 127.12% (Cost $713,131,729)		795,281,255

OTHER ASSETS & LIABILITIES, NET - (27.12%)		(169,693,683)

NET ASSETS - 100.00%		$625,587,572

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $1,100,980 were segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2004:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

U.S. Treasury 10-Year Notes (03/05)	246	$24,600,000	$115,929
U.S. Treasury 30-Year Bonds (03/05)	263	26,300,000	342,234

Short Futures Outstanding
U.S. Treasury 2-Year Notes (03/05)	114	22,800,000	1,996
U.S. Treasury 5-Year Notes (03/05)	323	32,300,000	(46,695)

			$413,464

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Equity Securities	53.44%
Mortgage-Backed Securities	31.88%
Short-Term Investment & Securities Lending Collateral	18.65%
Corporate Bonds	12.72%
Asset-Backed Securities	5.62%
U.S. Government Agency Issues	4.26%
U.S. Treasury Obligations	0.44%
Foreign Government Bonds	0.11%

127.12%
Other Assets & Liabilities, Net	(27.12%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MAIN STREET® CORE PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
WARRANTS - 0.01%
Technology - 0.01%
Lucent Technologies Inc * Exp. 12/10/07	55,563	$87,790
MicroStrategy Inc * Exp. 06/24/07	17,632	1,587

		89,377

Total Warrants (Cost $0)		89,377

COMMON STOCKS - 98.72%
Autos & Transportation - 1.94%
Aftermarket Technology Corp *	593	9,547
Alaska Air Group Inc * †	9,700	324,853
AMR Corp * †	63,300	693,135
ArvinMeritor Inc †	8,700	194,619
Autoliv Inc (Sweden)	24,100	1,164,030
BorgWarner Inc	1,700	92,089
Burlington Northern Santa Fe Corp	7,800	369,018
CNF Inc	15,800	791,580
Continental Airlines Inc ‘B’ * †	31,500	426,510
CSX Corp	5,200	208,416
Dana Corp	55,800	967,014
Delphi Corp †	14,200	128,084
Delta Air Lines Inc * †	70,800	529,584
EGL Inc * †	17,300	517,097
Expeditors International of Washington Inc	6,100	340,868
FedEx Corp	19,900	1,959,951
Ford Motor Co	221,000	3,235,440
General Maritime Corp * †	11,100	443,445
General Motors Corp	37,900	1,518,274
Genuine Parts Co	6,700	295,202
Harley-Davidson Inc	37,300	2,265,975
J.B. Hunt Transport Services Inc	17,200	771,420
Lear Corp	3,100	189,131
Navistar International Corp *	16,000	703,680
Norfolk Southern Corp	7,100	256,949
Northwest Airlines Corp *	18,900	206,577
OMI Corp †	25,300	426,305
PACCAR Inc	20,000	1,609,600
Polaris Industries Inc †	4,900	333,298
Swift Transportation Co Inc * †	20,600	442,488
Teekay Shipping Corp † (Bahamas)	12,400	522,164
The Goodyear Tire & Rubber Co * †	47,300	693,418
Thor Industries Inc †	2,900	107,445
United Parcel Service Inc ‘B’	49,500	4,230,270
Visteon Corp †	23,600	230,572
Wabash National Corp * †	8,100	218,133
Winnebago Industries Inc †	8,600	335,916

		27,752,097

Consumer Discretionary - 14.04%
Abercrombie & Fitch Co ‘A’	29,800	1,399,110
Action Performance Cos Inc †	30,200	331,898
Activision Inc *	25,500	514,590
Aeropostale Inc * †	20,250	595,958
Amazon.com Inc *	21,300	943,377
American Eagle Outfitters Inc	25,800	1,215,180
American Greetings Corp ‘A’ †	19,100	484,185
AnnTaylor Stores Corp *	18,750	403,688
Applebee’s International Inc †	10,650	281,692
AutoNation Inc *	14,500	278,545
Avon Products Inc	27,600	1,068,120
Aztar Corp * †	2,600	90,792
Barnes & Noble Inc *	13,800	445,326
Bebe Stores Inc †	4,050	109,269
Bed Bath & Beyond Inc *	31,600	1,258,628
Best Buy Co Inc	36,800	2,186,656
BJ’s Wholesale Club Inc * †	18,100	527,253
Blockbuster Inc ‘B’ †	51,599	454,587
Borders Group Inc	39,600	1,005,840
Caesars Entertainment Inc * †	40,700	819,698
CBRL Group Inc †	17,500	732,375
CDW Corp	8,100	537,435
CEC Entertainment Inc * †	21,500	859,355
Cendant Corp	147,400	3,446,212
Charter Communications Inc ‘A’ *	149,900	335,776
Choice Hotels International Inc †	2,800	162,400
Christopher & Banks Corp †	3,000	55,350
Cintas Corp	13,400	587,724
Circuit City Stores Inc	82,500	1,290,300
Claire’s Stores Inc	36,400	773,500
Clear Channel Communications Inc	67,800	2,270,622
Coach Inc *	16,800	947,520
Convergys Corp *	23,800	356,762
Cooper Industries Ltd ‘A’	8,300	563,487
Copart Inc * †	14,200	373,744
Costco Wholesale Corp	41,100	1,989,651
Darden Restaurants Inc	6,800	188,632
Deckers Outdoor Corp * †	1,800	84,582
Dillard’s Inc ‘A’ †	20,700	556,209
DoubleClick Inc * †	22,000	171,160
EarthLink Inc *	44,100	508,032
Eastman Kodak Co	15,400	496,650
eBay Inc *	62,700	7,290,756
EchoStar Communications Corp ‘A’	35,300	1,173,372
Electronic Arts Inc *	28,800	1,776,384
Electronics Boutique Holdings Corp *	4,900	210,406
Ethan Allen Interiors Inc †	9,000	360,180
Federated Department Stores Inc	38,700	2,236,473
Fox Entertainment Group Inc ‘A’ *	2,400	75,024
Furniture Brands International Inc	5,900	147,795
Gannett Co Inc	6,400	522,880
Getty Images Inc *	7,000	481,950
Gevity HR Inc †	2,200	45,232
Harman International Industries Inc	4,500	571,500
Hasbro Inc	29,500	571,710
Hollywood Entertainment Corp * †	9,500	124,355
Hot Topic Inc *	11,500	197,685
InfoSpace Inc * †	11,900	565,845
InterActiveCorp * †	83,400	2,303,508
International Game Technology	65,600	2,255,328
ITT Educational Services Inc * †	6,500	309,075
J.C. Penney Co Inc	76,200	3,154,680
Jack in the Box Inc * †	3,100	114,297
Jones Apparel Group Inc	25,500	932,535
Kimberly-Clark Corp	48,500	3,191,785
Kmart Holding Corp * †	8,700	860,865
Knight-Ridder Inc	8,500	568,990
Kohl’s Corp *	3,100	152,427
LeapFrog Enterprises Inc * †	2,700	36,720
Leggett & Platt Inc	20,500	582,815
Limited Brands Inc	94,300	2,170,786
Lowe’s Cos Inc	57,000	3,282,630
Mandalay Resort Group	17,000	1,197,310
Marriott International Inc ‘A’	42,000	2,645,160
Martha Stewart Living Omnimedia Inc ‘A’ * †	13,600	394,672
Marvel Enterprises Inc * †	16,000	327,680
McDonald’s Corp	138,400	4,437,104
MGM MIRAGE * †	6,700	487,358
Michaels Stores Inc	30,700	920,079
Nautilus Group Inc †	6,600	159,522

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Neiman-Marcus Group Inc ‘A’ †	1,300	$93,002
Newell Rubbermaid Inc †	61,800	1,494,942
Nike Inc ‘B’	16,500	1,496,385
Nordstrom Inc	23,400	1,093,482
Nu Skin Enterprises Inc ‘A’ †	11,300	286,794
Office Depot Inc *	68,200	1,183,952
Outback Steakhouse Inc	1,800	82,404
P.F. Chang’s China Bistro Inc * †	2,400	135,240
Pacific Sunwear of California Inc *	37,325	830,854
PETCO Animal Supplies Inc *	3,100	122,388
PETsMART Inc	8,300	294,899
Pier 1 Imports Inc †	1,200	23,640
Pixar * †	1,400	119,854
RARE Hospitality International Inc *	5,500	175,230
Rent-A-Center Inc *	3,800	100,700
Republic Services Inc	12,200	409,188
Resources Connection Inc * †	2,000	108,620
Robert Half International Inc	29,000	853,470
Sabre Holdings Corp ‘A’	36,400	806,624
SCP Pool Corp †	5,000	159,500
Sears Roebuck & Co †	28,400	1,449,252
Sonic Corp * †	2,500	76,250
Staples Inc	111,800	3,768,778
Starbucks Corp *	23,200	1,446,752
Take-Two Interactive Software Inc * †	12,400	431,396
Target Corp	61,200	3,178,116
Tech Data Corp *	17,400	789,960
The Advisory Board Co * †	2,400	88,512
The Black & Decker Corp	12,900	1,139,457
The Brink’s Co	3,600	142,272
The Children’s Place Retail Stores Inc * †	5,400	199,962
The Corporate Executive Board Co	3,700	247,678
The Estee Lauder Cos Inc ‘A’	44,600	2,041,342
The Finish Line Inc ‘A’ †	6,600	120,780
The Gap Inc	125,700	2,654,784
The Gillette Co	70,700	3,165,946
The Home Depot Inc	392,300	16,766,902
The McGraw-Hill Cos Inc	33,900	3,103,206
The Men’s Wearhouse Inc *	4,700	150,212
The Stanley Works	10,300	504,597
The Talbots Inc	17,500	476,525
The Timberland Co ‘A’ * †	17,100	1,071,657
The TJX Cos Inc	114,400	2,874,872
The Toro Co †	4,800	390,480
The Walt Disney Co	362,000	10,063,600
THQ Inc * †	19,800	454,212
Tiffany & Co	16,900	540,293
Time Warner Inc *	699,300	13,594,392
Too Inc * †	11,300	276,398
Toys “R” Us Inc *	60,900	1,246,623
United Online Inc * †	35,050	404,127
Urban Outfitters Inc * †	6,900	306,360
V.F. Corp	13,600	753,168
ValueClick Inc *	18,800	250,604
VeriSign Inc *	14,200	475,984
Viacom Inc ‘B’	220,011	8,006,200
Wal-Mart Stores Inc	384,400	20,304,008
Waste Management Inc	34,800	1,041,912
Westwood One Inc *	16,200	436,266
Whirlpool Corp	7,700	532,917
Yahoo! Inc *	125,300	4,721,304
Yum! Brands Inc	32,700	1,542,786
Zale Corp * †	18,900	564,543

		200,205,296

Consumer Staples - 6.29%
Altria Group Inc	289,300	17,676,230
Anheuser-Busch Cos Inc	43,900	2,227,047
Brown-Forman Corp ‘B’	1,900	92,492
ConAgra Foods Inc	10,000	294,500
H.J. Heinz Co	70,300	2,740,997
Kellogg Co	2,100	93,786
Kraft Foods Inc ‘A’	32,100	1,143,081
NBTY Inc *	2,000	48,020
PepsiAmericas Inc	1,600	33,984
PepsiCo Inc	311,800	16,275,960
Pilgrim’s Pride Corp	2,900	88,972
Reynolds American Inc †	6,900	542,340
Rite Aid Corp *	67,100	245,586
Safeway Inc *	29,300	578,382
Sara Lee Corp	91,200	2,201,568
Smithfield Foods Inc * †	1,200	35,508
SUPERVALU Inc	27,200	938,944
Sysco Corp	92,400	3,526,908
The Clorox Co	6,100	359,473
The Coca-Cola Co	320,400	13,338,252
The Kroger Co *	35,900	629,686
The Pepsi Bottling Group Inc	37,900	1,024,816
The Procter & Gamble Co	372,200	20,500,776
Tyson Foods Inc ‘A’	49,700	914,480
UST Inc	9,500	457,045
Walgreen Co	80,200	3,077,274
Whole Foods Market Inc	3,500	333,725
Wm. Wrigley Jr. Co	4,500	311,355

		89,731,187

Energy - 1.74%
Apache Corp	38,400	1,941,888
Atwood Oceanics Inc *	2,600	135,460
BJ Services Co	15,000	698,100
Cabot Oil & Gas Corp	1,700	75,225
Cal Dive International Inc *	12,500	509,375
Calpine Corp * †	60,700	239,158
Chesapeake Energy Corp †	41,900	691,350
Cimarex Energy Co * †	7,500	284,250
Devon Energy Corp	42,300	1,646,316
Diamond Offshore Drilling Inc †	31,400	1,257,570
El Paso Corp	15,400	160,160
EOG Resources Inc	17,000	1,213,120
Forest Oil Corp *	7,000	222,040
Frontier Oil Corp †	131,200	3,497,792
Grant Prideco Inc * †	24,800	497,240
Halliburton Co	30,200	1,185,048
Hydril Co * †	1,500	68,265
Kerr-McGee Corp	10,900	629,911
Massey Energy Co †	21,900	765,405
Newfield Exploration Co *	12,800	755,840
Noble Energy Inc †	12,200	752,252
NRG Energy Inc *	1,900	68,495
Oil States International Inc *	23,100	445,599
Patina Oil & Gas Corp	6,100	228,750
Petroleum Development Corp * †	4,000	154,280
Pioneer Natural Resources Co	7,500	263,250
Plains Exploration & Production Co *	8,100	210,600
Pogo Producing Co †	2,200	106,678
Premcor Inc	4,800	202,416
Pride International Inc *	10,300	211,562
Reliant Energy Inc *	11,400	155,610
Smith International Inc *	6,000	326,460
Sunoco Inc	18,300	1,495,293
Tesoro Corp *	30,000	955,800
The Houston Exploration Co *	11,000	619,410
The Williams Cos Inc †	29,900	487,071
Universal Compression Holdings Inc * †	11,900	415,429
Valero Energy Corp	24,100	1,094,140
Vintage Petroleum Inc †	6,500	147,485

		24,814,093

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Financial Services - 22.48%
ACE Ltd (Bermuda)	24,700	$1,055,925
Affiliated Managers Group Inc * †	10,450	707,883
AFLAC Inc	76,200	3,035,808
Allmerica Financial Corp *	9,100	298,753
AMBAC Financial Group Inc	3,000	246,390
American Capital Strategies Ltd †	13,200	440,220
American Express Co	116,700	6,578,379
American Financial Group Inc	10,400	325,624
American International Group Inc	399,000	26,202,330
AmerUs Group Co	3,200	144,960
Aon Corp	53,200	1,269,352
Associated Banc-Corp	2,900	96,309
Astoria Financial Corp	13,700	547,589
Automatic Data Processing Inc	76,700	3,401,645
Bank of America Corp	689,148	32,383,065
Bank of Hawaii Corp	1,500	76,110
Banknorth Group Inc	29,400	1,076,040
BB&T Corp	31,700	1,332,985
Capital One Financial Corp	24,200	2,037,882
CheckFree Corp *	30,100	1,146,208
Chicago Mercantile Exchange Holdings Inc †	300	68,610
CIGNA Corp	33,000	2,691,810
Cincinnati Financial Corp	15,060	666,556
CIT Group Inc	30,000	1,374,600
Citigroup Inc	854,500	41,169,810
Comerica Inc	39,300	2,398,086
Compass Bancshares Inc	7,800	379,626
Countrywide Financial Corp	68,498	2,535,111
E*TRADE Financial Corp *	63,800	953,810
Equifax Inc	15,100	424,310
FactSet Research Systems Inc †	3,800	222,072
Fair Isaac Corp †	11,300	414,484
Fannie Mae	172,300	12,269,483
Federated Investors Inc ‘B’	4,800	145,920
Fidelity National Financial Inc	35,037	1,600,140
Fifth Third Bancorp †	34,500	1,631,160
First Data Corp	44,400	1,888,776
First Horizon National Corp	4,200	181,062
Franklin Resources Inc	6,900	480,585
Freddie Mac	129,500	9,544,150
Fremont General Corp †	29,400	740,292
Golden West Financial Corp	13,700	841,454
Hibernia Corp ‘A’	23,100	681,681
Huntington Bancshares Inc	14,100	349,398
Independence Community Bank Corp	11,300	481,154
IndyMac Bancorp Inc	9,300	320,385
Jefferson-Pilot Corp	7,000	363,720
JPMorgan Chase & Co	717,112	27,974,539
KeyCorp	58,600	1,986,540
Knight Trading Group Inc ‘A’ *	2,200	24,090
LandAmerica Financial Group Inc †	5,800	312,794
Legg Mason Inc	3,650	267,399
Lehman Brothers Holdings Inc	23,300	2,038,284
Lincoln National Corp	26,000	1,213,680
Loews Corp	21,500	1,511,450
M&T Bank Corp	11,800	1,272,512
Marsh & McLennan Cos Inc	27,200	894,880
MBIA Inc	13,800	873,264
MBNA Corp	148,600	4,189,034
Mellon Financial Corp	26,200	815,082
Merrill Lynch & Co Inc	132,700	7,931,479
MetLife Inc	28,900	1,170,739
MGIC Investment Corp	22,300	1,536,693
Moody’s Corp	5,200	451,620
Morgan Stanley	208,600	11,581,472
National City Corp	46,400	1,742,320
Nationwide Financial Services Inc ‘A’	7,900	302,017
North Fork Bancorp Inc	28,329	817,292
Northern Trust Corp	23,800	1,156,204
Old Republic International Corp	9,200	232,760
Principal Financial Group Inc	60,500	2,476,870
Protective Life Corp	1,600	68,304
R&G Financial Corp ‘B’ †	800	31,104
Radian Group Inc	19,900	1,059,476
Regions Financial Corp	29,719	1,057,699
Reinsurance Group of America Inc †	19,100	925,395
RenaissanceRe Holdings Ltd (Bermuda)	5,700	296,856
Ryder System Inc	14,900	711,773
Safeco Corp †	18,800	982,112
SEI Investments Co	6,800	285,124
Silicon Valley Bancshares * †	4,700	210,654
SLM Corp	14,500	774,155
Sotheby’s Holdings Inc ‘A’ * †	7,000	127,120
StanCorp Financial Group Inc †	4,200	346,500
State Street Corp	18,200	893,984
SunTrust Banks Inc	36,800	2,718,784
T. Rowe Price Group Inc	11,300	702,860
The Allstate Corp	100,700	5,208,204
The Bank of New York Co Inc	88,200	2,947,644
The Bear Stearns Cos Inc	30,900	3,161,379
The BISYS Group Inc *	1,400	23,030
The Charles Schwab Corp	190,700	2,280,772
The Chubb Corp	10,900	838,210
The Dun & Bradstreet Corp *	6,000	357,900
The First American Corp †	8,800	309,232
The Goldman Sachs Group Inc	18,000	1,872,720
The Hartford Financial Services Group Inc	50,500	3,500,155
The PMI Group Inc	4,300	179,525
The PNC Financial Services Group Inc	33,900	1,947,216
The Progressive Corp	6,400	542,976
The St. Paul Travelers Cos Inc	15,200	563,464
Torchmark Corp	10,500	599,970
U.S. Bancorp	410,200	12,847,464
UICI	2,300	77,970
UnionBanCal Corp	35,600	2,295,488
UnumProvident Corp	57,000	1,022,580
Wachovia Corp	216,700	11,398,420
Washington Mutual Inc	35,800	1,513,624
Webster Financial Corp	5,700	288,648
WellChoice Inc *	9,700	517,980
Wells Fargo & Co	232,900	14,474,735
WFS Financial Inc * †	200	10,156
Zions Bancorp	9,300	632,679

		320,598,757

Health Care - 11.93%
Abbott Laboratories	169,200	7,893,180
Aetna Inc	23,600	2,944,100
Allergan Inc	15,000	1,216,050
Amedisys Inc * †	2,500	80,975
AmerisourceBergen Corp †	17,700	1,038,636
Amgen Inc *	128,500	8,243,275
Andrx Corp * †	14,700	320,901
Barr Pharmaceuticals Inc *	11,600	528,264
Bausch & Lomb Inc	7,600	489,896
Baxter International Inc	16,800	580,272
Becton Dickinson & Co	39,100	2,220,880
Biomet Inc	4,100	177,899
Boston Scientific Corp *	28,400	1,009,620
Bristol-Myers Squibb Co	352,200	9,023,364
Caremark Rx Inc *	25,200	993,636
Cerner Corp * †	2,900	154,193
Covance Inc * †	14,500	561,875
Coventry Health Care Inc *	17,450	926,246
Dade Behring Holdings Inc *	1,700	95,200
DaVita Inc *	4,300	169,979

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Eli Lilly & Co	142,900	$8,109,575
Endo Pharmaceuticals Holdings Inc *	34,500	725,190
Eon Labs Inc * †	13,800	372,600
eResearchTechnology Inc * †	4,300	68,155
Express Scripts Inc *	3,600	275,184
Forest Laboratories Inc *	59,200	2,655,712
Gen-Probe Inc *	10,000	452,100
Gentiva Health Services Inc * †	900	15,048
HCA Inc	7,100	283,716
Hospira Inc *	30,230	1,012,705
Humana Inc *	32,400	961,956
IDEXX Laboratories Inc *	1,100	60,049
IMS Health Inc	9,642	223,791
INAMED Corp *	1,500	94,875
Johnson & Johnson	439,900	27,898,458
Laboratory Corp of America Holdings *	12,900	642,678
LCA-Vision Inc †	12,600	294,714
McKesson Corp	16,700	525,382
Medco Health Solutions Inc *	44,654	1,857,606
Medtronic Inc	171,500	8,518,405
Merck & Co Inc	427,300	13,733,422
Millennium Pharmaceuticals Inc *	38,400	465,408
Onyx Pharmaceuticals Inc * †	2,300	74,497
PacifiCare Health Systems Inc * †	24,700	1,396,044
Pediatrix Medical Group Inc * †	10,800	691,740
Pfizer Inc	1,248,360	33,568,401
Quest Diagnostics Inc	16,700	1,595,685
Respironics Inc *	1,600	86,976
Schering-Plough Corp	43,700	912,456
Select Medical Corp †	7,100	124,960
Sierra Health Services Inc * †	7,600	418,836
Stryker Corp	57,700	2,784,025
Sunrise Senior Living Inc * †	2,500	115,900
United Therapeutics Corp * †	7,000	316,050
UnitedHealth Group Inc	106,576	9,381,855
Varian Medical Systems Inc *	11,300	488,612
VISX Inc * †	8,600	222,482
WellPoint Inc *	38,100	4,381,500
Wright Medical Group Inc * †	4,500	128,250
Wyeth	131,500	5,600,585

		170,204,024

Integrated Oils - 5.96%
Amerada Hess Corp	18,100	1,491,078
Canadian Natural Resources Ltd † (Canada)	73,000	3,109,675
ChevronTexaco Corp	268,600	14,104,186
ConocoPhillips	77,800	6,755,374
Crew Energy Inc * (Canada)	2	14
Exxon Mobil Corp	977,600	50,111,776
Murphy Oil Corp	4,800	386,160
Occidental Petroleum Corp	28,200	1,645,752
Paramount Resources Ltd * (Canada)	147,100	3,288,995
Precision Drilling Corp * (Canada)	5,400	338,965
Talisman Energy Inc (TSE) (Canada)	80,300	2,159,176
Unocal Corp	38,300	1,656,092

		85,047,243

Materials & Processing - 3.02%
AK Steel Holding Corp * †	27,600	399,372
Alcoa Inc	139,700	4,389,374
American Standard Cos Inc *	13,600	561,952
Archer-Daniels-Midland Co	35,200	785,312
Ashland Inc	8,700	507,906
Ball Corp	3,400	149,532
Bemis Co Inc	1,900	55,271
Cabot Corp †	4,700	181,796
Cabot Microelectronics Corp * †	12,100	484,605
Carpenter Technology Corp	3,400	198,764
Cleveland-Cliffs Inc †	4,800	498,528
Corn Products International Inc	6,000	321,360
Crown Holdings Inc *	22,000	302,280
E.I. du Pont de Nemours & Co	94,800	4,649,940
Eagle Materials Inc ‘B’ †	5,334	449,656
Eastman Chemical Co	12,800	738,944
Energizer Holdings Inc *	9,400	467,086
Engelhard Corp	11,700	358,839
Florida Rock Industries Inc †	1,600	95,248
FMC Corp *	6,400	309,120
Georgia Gulf Corp †	15,600	776,880
Georgia-Pacific Corp	75,500	2,829,740
Inco Ltd * (Canada)	4,900	180,222
International Paper Co	12,300	516,600
Lone Star Technologies Inc *	6,700	224,182
Louisiana-Pacific Corp	46,400	1,240,736
Lyondell Chemical Co	26,800	775,056
Martin Marietta Materials Inc	1,200	64,392
Masco Corp	28,000	1,022,840
MeadWestvaco Corp	46,900	1,589,441
Monsanto Co	67,300	3,738,515
Mueller Industries Inc	5,300	170,660
Neenah Paper Inc * †	1,784	58,158
Nucor Corp	15,400	806,036
OM Group Inc * †	11,200	363,104
Owens-Illinois Inc *	32,700	740,655
Pactiv Corp *	5,500	139,095
Phelps Dodge Corp	23,300	2,304,836
Potlatch Corp †	9,300	470,394
PPG Industries Inc	10,300	702,048
Praxair Inc	8,000	353,200
Precision Castparts Corp	1,000	65,680
Rohm & Haas Co	15,700	694,411
Schnitzer Steel Industries Inc ‘A’ †	4,100	139,113
Smurfit-Stone Container Corp *	12,600	235,368
Southern Peru Copper Corp †	5,100	240,771
Steel Dynamics Inc †	5,800	219,704
Texas Industries Inc †	3,000	187,140
The Dow Chemical Co	33,200	1,643,732
The Scotts Co ‘A’ *	3,300	242,616
The Shaw Group Inc * †	11,600	207,060
The Sherwin-Williams Co	21,800	972,934
The St. Joe Co	3,200	205,440
United States Steel Corp †	29,000	1,486,250
USG Corp * †	14,500	583,915
Vulcan Materials Co	7,000	382,270
W.R. Grace & Co * †	22,100	300,781
Weyerhaeuser Co	1,200	80,664
Worthington Industries Inc	12,900	252,582

		43,112,106

Multi-Industry - 5.28%
3M Co	133,800	10,980,966
General Electric Co	1,639,400	59,838,100
Honeywell International Inc	54,700	1,936,927
SPX Corp	29,500	1,181,770
Textron Inc	8,500	627,300
Tyco International Ltd (Bermuda)	20,300	725,522

		75,290,585

Producer Durables - 3.98%
Agilent Technologies Inc *	87,700	2,113,570
American Power Conversion Corp	21,800	466,520
Applied Materials Inc *	225,300	3,852,630
Beazer Homes USA Inc †	1,800	263,178
Briggs & Stratton Corp †	1,400	58,212
Caterpillar Inc	29,200	2,847,292
Cavco Industries Inc * †	1,190	53,490
Cognex Corp	4,700	131,130
Crown Castle International Corp *	6,900	114,816

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Cummins Inc †	11,000	$921,690
Cymer Inc *	4,300	127,022
Danaher Corp	12,100	694,661
Deere & Co	31,800	2,365,920
Diebold Inc	800	44,584
Dover Corp	11,700	490,698
Electro Scientific Industries Inc * †	700	13,832
Emerson Electric Co	39,800	2,789,980
Goodrich Corp	6,800	221,952
Herman Miller Inc †	4,300	118,809
Hovnanian Enterprises Inc ‘A’ * †	1,400	69,328
Hubbell Inc ‘B’	1,300	67,990
Illinois Tool Works Inc	30,500	2,826,740
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	22,500	1,806,750
KB Home	10,300	1,075,320
KLA-Tencor Corp *	17,300	805,834
Lam Research Corp *	30,600	884,646
Lennar Corp ‘B’ †	9,420	491,818
Lexmark International Inc ‘A’ *	28,400	2,414,000
Littelfuse Inc *	2,600	88,816
Lockheed Martin Corp	22,300	1,238,765
MDC Holdings Inc	11,427	987,750
Meritage Homes Corp * †	7,200	811,440
Molex Inc †	20,500	615,000
Molex Inc ‘A’ †	37,800	1,007,370
Northrop Grumman Corp	51,800	2,815,848
NVR Inc *	700	538,580
Pall Corp	14,700	425,565
Parker-Hannifin Corp	9,000	681,660
Pitney Bowes Inc	7,500	347,100
Polycom Inc *	10,700	249,524
Rayovac Corp *	6,300	192,528
Rockwell Collins Inc	1,900	74,936
Teradyne Inc *	11,200	191,184
Terex Corp *	2,600	123,890
The Boeing Co	62,300	3,225,271
The Ryland Group Inc †	12,000	690,480
Thermo Electron Corp *	39,000	1,177,410
United Defense Industries Inc *	9,500	448,875
United Technologies Corp	116,000	11,988,600
W.W. Grainger Inc	11,200	746,144

		56,799,148

Technology - 17.06%
Acxiom Corp †	21,700	570,710
Adobe Systems Inc	17,300	1,085,402
ADTRAN Inc	21,100	403,854
Advanced Micro Devices Inc *	72,900	1,605,258
Affiliated Computer Services Inc ‘A’ * †	27,000	1,625,130
Agere Systems Inc ‘A’ *	141,500	193,855
Altera Corp *	53,900	1,115,730
Amdocs Ltd * (United Kingdom)	19,400	509,250
Amphenol Corp ‘A’ * †	27,700	1,017,698
Analog Devices Inc	78,400	2,894,528
Apple Computer Inc *	24,200	1,558,480
Applera Corp-Applied Biosystems Group	40,100	838,491
Applied Micro Circuits Corp *	71,300	300,173
Arrow Electronics Inc *	1,300	31,590
Atmel Corp * †	252,200	988,624
Autodesk Inc	35,600	1,351,020
Avaya Inc *	86,800	1,492,960
Avid Technology Inc *	3,100	191,425
BEA Systems Inc *	45,300	401,358
BMC Software Inc * †	42,300	786,780
Broadcom Corp ‘A’ *	6,700	216,276
Brocade Communications Systems Inc * †	62,000	473,680
Ciena Corp * †	129,800	433,532
Cisco Systems Inc *	1,118,100	21,579,330
CommScope Inc * †	4,400	83,160
Computer Associates International Inc	33,500	1,040,510
Computer Sciences Corp *	35,200	1,984,224
Compuware Corp *	5,600	36,232
Comverse Technology Inc *	53,000	1,295,850
Cree Inc * †	31,200	1,250,496
CSG Systems International Inc * †	1,100	20,570
Dell Inc *	462,300	19,481,322
Ditech Communications Corp *	2,900	43,355
Electronic Data Systems Corp	69,800	1,612,380
Electronics for Imaging Inc *	5,500	95,755
Extreme Networks Inc * †	23,700	155,235
FileNet Corp * †	7,700	198,352
Freescale Semiconductor Inc ‘A’ * †	31,600	563,112
Freescale Semiconductor Inc ‘B’ *	24,843	456,117
General Dynamics Corp	14,300	1,495,780
Harris Corp	5,400	333,666
Hewlett-Packard Co	654,700	13,729,059
Ingram Micro Inc ‘A’ *	33,200	690,560
Integrated Circuit Systems Inc *	900	18,828
Integrated Device Technology Inc *	22,500	260,100
Intel Corp	1,005,000	23,506,950
International Business Machines Corp	261,100	25,739,238
International Rectifier Corp *	500	22,285
Internet Security Systems Inc * †	19,500	453,375
Intersil Corp ‘A’	48,100	805,194
Jabil Circuit Inc *	34,900	892,742
Juniper Networks Inc *	127,400	3,464,006
Linear Technology Corp	73,400	2,844,984
LSI Logic Corp * †	72,400	396,752
Lucent Technologies Inc * †	573,700	2,157,112
Macrovision Corp *	6,700	172,324
Maxim Integrated Products Inc	32,500	1,377,675
Maxtor Corp * †	63,100	334,430
McAfee Inc *	34,300	992,299
Micrel Inc * †	13,200	145,464
Microchip Technology Inc	29,900	797,134
Micron Technology Inc * †	133,100	1,643,785
Micros Systems Inc * †	1,100	85,866
Microsoft Corp	1,600,200	42,741,342
MicroStrategy Inc ‘A’ * †	4,000	241,000
Motorola Inc	228,500	3,930,200
National Semiconductor Corp	84,400	1,514,980
NCR Corp *	15,700	1,086,911
Openwave Systems Inc * †	9,400	145,324
Oracle Corp *	761,300	10,445,036
PerkinElmer Inc	35,700	802,893
PMC-Sierra Inc *	2,800	31,500
QLogic Corp *	3,700	135,901
QUALCOMM Inc	258,600	10,964,640
Quest Software Inc *	2,100	33,495
Rambus Inc *	16,700	384,100
Raytheon Co	30,500	1,184,315
Rockwell Automation Inc	16,800	832,440
RSA Security Inc * †	23,800	477,428
Sanmina-SCI Corp *	91,800	777,546
Scientific-Atlanta Inc	33,200	1,095,932
Semtech Corp * †	15,100	330,237
Siebel Systems Inc *	53,500	561,750
Silicon Image Inc * †	13,300	218,918
Sonus Networks Inc * †	17,600	100,848
Storage Technology Corp *	26,900	850,309
Sun Microsystems Inc *	580,400	3,122,552
Sybase Inc * †	49,000	977,550
Symbol Technologies Inc	4,900	84,770
Synopsys Inc *	27,000	529,740
Tellabs Inc *	28,600	245,674
Texas Instruments Inc	146,600	3,609,292
TIBCO Software Inc *	66,700	889,778
Trimble Navigation Ltd * †	5,900	194,936

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Unisys Corp *	12,600	$128,268
UNOVA Inc * †	3,000	75,870
VERITAS Software Corp *	31,600	902,180
WebEx Communications Inc * †	3,200	76,096
Websense Inc * †	10,000	507,200
Western Digital Corp *	29,600	320,864
Xilinx Inc	13,600	403,240

		243,296,467

Utilities - 5.00%
Alamosa Holdings Inc * †	21,000	261,870
Alltel Corp	17,800	1,045,928
American Electric Power Co Inc	52,400	1,799,416
AT&T Corp †	39,900	760,494
Atmos Energy Corp	1,000	27,350
BellSouth Corp	289,100	8,034,089
CenturyTel Inc	27,400	971,878
Citizens Communications Co	99,400	1,370,726
CMS Energy Corp * †	26,400	275,880
Comcast Corp ‘A’ *	342,900	11,411,712
Constellation Energy Group Inc	200	8,742
Edison International	23,600	755,908
Exelon Corp	16,100	709,527
FPL Group Inc	9,100	680,225
Nextel Communications Inc ‘A’ *	163,500	4,905,000
NTL Inc *	3,600	262,656
ONEOK Inc	5,700	161,994
PG&E Corp *	20,200	672,256
Qwest Communications International Inc *	22,200	98,568
SBC Communications Inc	685,200	17,657,604
Southwestern Energy Co * †	3,500	177,415
Sprint Corp	39,000	969,150
Telephone & Data Systems Inc	3,000	230,850
UnitedGlobalCom Inc ‘A’ * †	20	193
Verizon Communications Inc	442,200	17,913,522
Wisconsin Energy Corp	3,400	114,614

		71,277,567

Total Common Stocks (Cost $1,304,812,423)		1,408,128,570

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.25%
Repurchase Agreement - 1.25%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $17,867,233; collateralized by U.S. Treasury Notes 3.000% due 02/15/09 and market value $18,222,300)	$17,865,000	17,865,000

Total Short-Term Investment (Cost $17,865,000)		17,865,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.98% (Cost $1,322,677,423)		1,426,082,947

	Shares
SECURITIES LENDING COLLATERAL - 4.80%
State Street Navigator Securities Lending Prime Portfolio 2.203% Δ (Cost $68,433,459)	68,433,459	68,433,459

TOTAL INVESTMENTS - 104.78% (Cost $1,391,110,882)		1,494,516,406

OTHER ASSETS & LIABILITIES, NET - (4.78%)		(68,198,952)

NET ASSETS - 100.00%		$1,426,317,454

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	22.48%
Technology	17.07%
Consumer Discretionary	14.04%
Health Care	11.93%
Consumer Staples	6.29%
Short-Term Investment & Securities Lending Collateral	6.05%
Integrated Oils	5.96%
Multi-Industry	5.28%
Utilities	5.00%
Producer Durables	3.98%
Materials & Processing	3.02%
Autos & Transportation	1.94%
Energy	1.74%

104.78%
Other Assets & Liabilities, Net	(4.78%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.68%
India - 0.66%
United Breweries Ltd - Redeemable Optionally Convertible Preference Shares * +	486,000	$4,485,505

South Africa - 0.02%
Anglo American Platinum Corp Ltd 6.380% §	7,112	144,758

Total Convertible Preferred Stocks (Cost $1,164,108)		4,630,263

PREFERRED STOCKS - 10.00%
Brazil - 10.00%
All America Latina Logistica SA *	104,500	3,108,246
Banco Bradesco SA	465,962	11,268,346
Brazil Realty SA	113,000	190,177
Cia Energetica de Minas Gerais	466,606,000	11,401,630
Cia Vale do Rio Doce ADR †	581,200	14,169,656
Cia Vale do Rio Doce ‘A’	25,780	—
Empresa Brasileira de Aeronautica SA	1,495,000	12,495,858
Lojas Americanas SA	536,642,000	8,203,187
Sadia SA	3,391,000	7,634,857

		68,471,957

Total Preferred Stocks (Cost $33,290,785)		68,471,957

RIGHTS - 0.02%
Brazil - 0.02%
Banco Bradesco SA * Exp. 01/19/05	17,187	156,793

Total Rights (Cost $0)		156,793

COMMON STOCKS - 88.63%
Argentina - 0.05%
IRSA Inversiones y Representaciones SA GDR *	3,700	41,625
Transportadora de Gas del Sur SA ‘B’ *	293,205	300,850

		342,475

Brazil - 8.01%
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR †	386,800	9,902,080
Cia de Bebidas das Americas ADR †	296,100	8,388,513
Cia de Saneamento Basico do Estado de Sao Paulo ADR †	194,400	2,910,168
Cia Siderurgica Nacional SA ADR †	379,200	7,250,304
Diagnosticos da America SA *	77,000	692,884
Natura Cosmeticos SA	121,100	3,533,603
Tele Norte Leste Participacoes SA	679,839	11,925,332
Unibanco-Uniao de Bancos Brasileiros SA GDR †	322,500	10,229,700

		54,832,584

China - 1.13%
Ping An Insurance Group Co of China Ltd ‘H’ *	982,000	1,667,662
Sinotrans Ltd ‘H’ †	20,801,000	6,088,189

		7,755,851

Croatia - 0.28%
PLIVA d.d. GDR	152,500	1,906,250

Egypt - 2.22%
Commercial International Bank GDR	729,500	4,632,325
Eastern Tobacco Co	186,300	3,991,485
Medinet Nasr for Housing & Development	310,252	2,553,062
Orascom Telecom Holding SAE *	55,400	2,287,007
Vodafone Egypt Telecommunications SAE	194,400	1,705,083

		15,168,962

Greece - 1.59%
Folli-Follie SA	83,000	2,426,913
Intralot SA - Integrated Lottery Systems	347,500	8,486,210

		10,913,123

Hong Kong - 2.88%
Dairy Farm International Holdings Ltd †	1,456,100	3,523,762
Guoco Group Ltd	582,000	5,690,613
Shaw Brothers Ltd	1,608,000	1,779,127
Television Broadcasts Ltd	996,900	4,630,003
The Hongkong & Shanghai Hotels Ltd	4,552,500	4,070,589

		19,694,094

Hungary - 0.27%
Danubius Hotel & Spa RT *	65,500	1,862,149

India - 18.74%
Amtek Auto Ltd	374,680	1,540,255
Asian Paints Ltd	671,854	4,967,530
Bajaj Auto Ltd	95,000	2,482,396
Bharat Heavy Electricals Ltd	193,454	3,439,728
Bharat Petroleum Corp Ltd	723,500	7,666,928
Divi’s Laboratories Ltd	235,325	7,393,444
GAIL India Ltd	813,990	4,336,894
HCL Technologies Ltd	1,201,108	9,521,485
HDFC Bank Ltd	64,396	771,637
Hero Honda Motors Ltd	153,571	2,025,506
Housing Development Finance Corp	631,300	11,169,490
Hughes Software Systems Ltd	307,238	3,874,179
ICICI Bank Ltd	273,123	2,338,576
ICICI Bank Ltd ADR †	422,700	8,517,405
ITC Ltd	304,300	9,204,899
Larsen & Toubro Ltd	236,050	5,353,374
MphasiS BFL Ltd	497,162	3,201,126
National Thermal Power Corp Ltd *	900,800	1,817,203
NIIT Ltd	175,850	730,204
NIIT Technologies Ltd *	263,775	918,644
Oil & Natural Gas Corp Ltd	164,840	3,119,968
Reliance Industries Ltd	581,400	7,167,467
Sun Pharmaceutical Industries Ltd	717,100	9,182,358
Trent Ltd	99,062	1,341,684
UltraTech Cement Ltd	60,179	472,954
United Breweries Holdings Ltd *	577,000	1,329,898
United Breweries Ltd *	386,000	3,877,829
Zee Telefilms Ltd	2,661,600	10,517,315

		128,280,376

Indonesia - 4.01%
P.T. Aneka Tambang Tbk	42,082,700	7,820,378
P.T. Astra International Tbk	5,615,500	5,807,573

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
P.T. Bank Mandiri Persero Tbk	14,605,000	$3,028,777
P.T. Gudang Garam Tbk	1,931,000	2,818,750
P.T. Hero Supermarket Tbk *	207,500	62,591
P.T. Telekomunikasi Indonesia Tbk	15,200,000	7,900,889

		27,438,958

Israel - 1.66%
Teva Pharmaceutical Industries Ltd ADR	379,900	11,343,814

Lebanon - 0.72%
Solidere GDR * †	658,792	4,940,944

Mexico - 9.86%
America Movil SA de CV ‘L’ ADR	35,900	1,879,365
Cemex SA de CV ADR	254,163	9,256,616
Coca-Cola Femsa SA de CV ADR †	315,950	7,506,972
Corporacion GEO SA de CV ‘B’ *	7,148,800	14,287,349
Corporacion Interamericana de Entretenimiento SA ‘B’ *	1,414,000	4,435,383
Fomento Economico Mexicano SA de CV ADR	12,700	668,147
Grupo Financiero Banorte SA de CV ‘O’	706,000	4,441,764
Grupo Financiero Inbursa SA de CV ‘O’	5,780,100	10,624,651
Grupo Televisa SA ADR	238,700	14,441,350

		67,541,597

Panama - 0.30%
Banco Latinoamericano de Exportaciones SA ‘E’ †	104,600	2,085,724

Peru - 0.47%
Cia de Minas Buenaventura SA ADR †	140,000	3,206,000

Philippines - 2.29%
Jollibee Foods Corp	8,920,100	4,529,583
SM Prime Holdings Inc	81,129,883	11,130,514

		15,660,097

Portugal - 1.45%
Jeronimo Martins SGPS SA *	505,264	6,634,566
Portugal Telecom SGPS SA	140,000	1,724,614
Portugal Telecom SGPS SA ADR	127,500	1,569,525

		9,928,705

Singapore - 1.12%
Courts Singapore Ltd	1,833,000	628,816
Singapore Press Holdings Ltd	2,496,250	7,034,275

		7,663,091

South Africa - 7.37%
Anglo American Platinum Corp Ltd	191,200	7,005,027
Impala Platinum Holdings Ltd	66,900	5,671,699
JD Group Ltd	830,100	9,961,200
Massmart Holdings Ltd	592,300	4,747,835
Sanlam Ltd	3,243,400	7,462,690
Steinhoff International Holdings Ltd	4,341,263	9,681,401
The Bidvest Group Ltd	137,700	1,954,609
Tiger Brands Ltd	231,000	3,961,752

		50,446,213

South Korea - 10.00%
AmorePacific Corp *	32,396	8,120,906
Hyundai Autonet Co Ltd *	2,538,000	7,036,379
Hyundai Heavy Industries Co Ltd *	275,000	9,151,613
LG Home Shopping Inc *	169,000	10,448,223
PKL Corp *	426,855	3,175,023
SK Corp *	214,739	11,803,177
SK Telecom Co Ltd	43,363	8,252,039
SK Telecom Co Ltd ADR †	470,670	10,472,408

		68,459,768

Taiwan - 5.54%
BenQ Corp	3,375,850	3,876,015
Cathay Financial Holding Co Ltd	916,000	1,872,916
Fubon Financial Holding Co Ltd	8,717,000	8,911,686
Fubon Financial Holding Co Ltd GDR (LI)	327,000	3,286,350
Fubon Financial Holding Co Ltd GDR (OTC) †	66,970	686,818
High Tech Computer Corp	487,000	2,343,850
Lite-On Technology Corp	5,176,600	5,520,187
President Chain Store Corp	2,906,262	4,662,452
Synnex Technology International Corp	3,518,620	5,191,044
Taishin Financial Holdings Co Ltd	1,715,000	1,607,644

		37,958,962

Thailand - 0.74%
Kiatnakin Finance PCL	2,783,400	2,418,012
Serm Suk PCL	1,260,000	707,027
TISCO Finance PCL	3,151,700	1,971,334

		5,096,373

Turkey - 4.54%
Aksigorta AS	2,181,747,295	8,736,697
Haci Omer Sabanci Holding AS	801,569,320	3,120,681
Haci Omer Sabanci Holding AS ADR †	3,675,000	3,573,938
Turckcell Iletisim Hizmetleri AS ADR †	370,600	6,707,860
Yapi ve Kredi Bankasi AS *	2,855,995,200	8,979,918

		31,119,094

United Kingdom - 3.39%
Antofagasta PLC	204,350	4,388,755
HSBC Holdings PLC ADR †	27,999	2,383,837
HSBC Holdings PLC (HSI) †	447,922	7,664,371
Old Mutual PLC	3,461,220	8,786,302

		23,223,265

Total Common Stocks (Cost $422,013,349)		606,868,469

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.33% (Cost $456,468,242)		680,127,482

SECURITIES LENDING COLLATERAL - 8.29%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $56,769,656)	56,769,656	56,769,656

TOTAL INVESTMENTS - 107.62% (Cost $513,237,898)		736,897,138

OTHER ASSETS & LIABILITIES, NET - (7.62%)		(52,193,236)

NET ASSETS - 100.00%		$684,703,902

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	23.40%
Consumer Discretionary	18.43%
Utilities	10.94%
Consumer Staples	9.47%
Materials & Processing	9.40%
Securities Lending Collateral	8.29%
Autos & Transportation	5.93%
Technology	5.60%
Health Care	4.46%
Multi-Industry	4.44%
Producer Durables	3.92%
Integrated Oils	3.30%
Energy	0.04%

107.62%
Other Assets & Liabilities, Net	(7.62%)

100.00%

See Notes to Financial Statements

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments
December 31, 2004

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 7.82%
Autos & Transportation - 0.01%
DaimlerChrysler NA Holding Corp 7.750% due 06/15/05	$300,000	$306,420

Energy - 0.95%
Halliburton Co 2.860% due 01/26/07 ~ §	22,100,000	22,121,128

Financial Services - 6.78%
Asian Development Bank (Philippines) 5.820% due 06/16/28	2,050,000	2,274,770
Atlas Reinsurance PLC (Ireland) 8.790% due 01/07/05 ~ §	1,500,000	1,499,612
Atlas Reinsurance II PLC (Ireland) 4.415% due 01/07/05 ~ §	1,000,000	1,000,340
Countrywide Home Loans Inc 2.425% due 02/23/05 §	17,400,000	17,395,563
Ford Motor Credit Co 2.490% due 07/07/05 §	7,300,000	7,282,889
2.510% due 07/18/05 §	9,000,000	8,994,960
3.240% due 11/16/06 §	4,100,000	4,097,187
General Motors Acceptance Corp 3.185% due 05/18/06 §	2,200,000	2,190,698
4.230% due 05/19/05 §	100,000	100,481
Morgan Stanley 2.520% due 10/30/05 ¯ §	35,100,000	34,956,549
Pemex Project Funding Master Trust 7.375% due 12/15/14	2,000,000	2,228,000
8.625% due 02/01/22	1,300,000	1,515,800
Phoenix Quake Wind Ltd (Cayman) 4.470% due 07/03/08 ~ §	17,000,000	17,592,620
Residential Reinsurance Ltd (Cayman) 7.300% due 06/01/05 ~ §	3,200,000	3,212,575
7.350% due 06/08/06 ~ §	4,000,000	3,901,219
Sprint Capital Corp 7.900% due 03/15/05	27,700,000	28,001,127
Travelers Property Casualty Corp 3.750% due 03/15/08	1,500,000	1,486,443
Verizon Wireless Capital LLC 2.415% due 05/23/05 ~ §	16,500,000	16,497,476
Vita Capital Ltd (Cayman) 3.356% due 01/01/07 ~ §	4,100,000	4,112,669

		158,340,978

Integrated Oils - 0.06%
Petroleos Mexicanos (Mexico) 9.500% due 09/15/27	1,000,000	1,262,500

Utilities - 0.02%
Indianapolis Power & Light Co 6.300% due 07/01/13 ~	500,000	537,642

Total Corporate Bonds & Notes (Cost $181,426,944)		182,568,668

MORTGAGE-BACKED SECURITIES - 3.16%
Collateralized Mortgage Obligations - 2.94%
Bank of America Mortgage Securities 6.500% due 02/25/34 "	3,302,302	3,358,649
Bear Stearns Adjustable Rate Mortgage Trust 4.299% due 01/25/34 " §	18,343,967	18,348,747
Countrywide Home Loan Mortgage Trust 2.688% due 05/25/34 " §	3,153,063	3,128,882
Fannie Mae 2.568% due 08/25/34 " §	12,702,601	12,693,136
FFCA Secured Lending Corp 7.270% due 09/18/27 ~ "	140,607	140,780
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 ~ "	3,212,141	3,332,831
Impac CMB Trust 2.818% due 07/25/33 " §	2,021,716	2,023,891
Imperial Savings Association 8.530% due 02/25/18 " §	9,574	9,584
NationsLink Funding Corp 2.720% due 04/10/07 " §	1,064,955	1,066,576
Ryland Mortgage Securities Corp 3.921% due 10/01/27 " §	190,480	189,850
Sequoia Mortgage Trust 2.760% due 10/19/26 " §	5,821,804	5,821,595
Small Business Administration Participation Certs 4.880% due 11/01/24 "	15,500,000	15,587,781
Washington Mutual Inc 3.181% due 02/27/34 " §	2,956,255	2,962,992

		68,665,294

Fannie Mae - 0.14%
3.125% due 06/01/18 " §	35,876	36,306
3.233% due 08/01/17 " §	911,290	924,032
3.583% due 07/01/26 " §	47,473	47,777
3.774% due 01/01/25 " §	114,791	118,321
3.920% due 12/01/22 " §	73,784	76,277
4.174% due 03/01/18 " §	698,442	709,773
4.956% due 08/01/24 " §	114,760	116,116
5.000% due 03/01/24 " §	91,245	92,327
6.900% due 09/01/09 "	1,036,884	1,142,500

		3,263,429

Federal Housing Authority - 0.01%
7.400% due 07/01/19 "	102,983	103,265

Government National Mortgage Association - 0.07%
3.375% due 05/20/23 - 01/20/27 " § ±	426,182	433,160
3.750% due 09/20/22 - 07/20/25 " § ±	446,425	452,909
4.625% due 10/20/24 - 12/20/26 " § ±	230,515	235,737
6.000% due 06/15/29 "	571,329	593,971
9.000% due 01/15/17 "	1,178	1,322

		1,717,099

Total Mortgage-Backed Securities (Cost $73,922,038)		73,749,087

ASSET-BACKED SECURITIES - 3.26%
Ameriquest Mortgage Securities Inc 2.828% due 02/25/33 " §	1,418,342	1,422,029
Amortizing Residential Collateral Trust 2.708% due 07/25/32 " §	1,015,781	1,014,990

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
Asset-Backed Securities Corp Home Equity 2.903% due 01/15/33 " §	$1,574,889	$1,581,623
Bayview Financial Acquisition Trust 2.868% due 05/28/34 " §	11,829,477	11,868,411
Countrywide Home Equity Loan Trust 2.643% due 08/15/25 " §	176,094	175,574
Equity One Asset-Backed Securities Inc 2.718% due 04/25/34 " §	9,503,427	9,489,984
GSAMP Trust 2.608% due 10/25/33 " §	4,224,427	4,228,248
2.708% due 03/25/34 " §	3,457,208	3,459,432
Home Equity Asset Trust 2.828% due 03/25/33 " §	1,471,326	1,474,848
Home Equity Mortgage Trust 2.668% due 04/25/34 " §	632,508	632,997
Irwin Home Equity Trust 2.938% due 06/25/28 " §	8,303,430	8,298,472
MASTR Asset-Backed Securities Trust 2.518% due 02/25/34 " §	366,305	366,541
Merrill Lynch Mortgage Investors Inc 2.518% due 12/25/34 " §	895,216	895,869
Redwood Capital III Ltd (Cayman) 5.856% due 01/09/06 ~ " §	5,700,000	5,733,402
Redwood Capital IV Ltd (Cayman) 4.306% due 01/09/06 ~ " §	5,700,000	5,736,024
Renaissance Home Equity Loan Trust 2.798% due 12/25/32 " §	2,650,052	2,641,162
Residential Asset Mortgage Products Inc 2.578% due 09/25/13 " §	12,517,242	12,525,211
Residential Asset Securities Corp 2.718% due 01/25/34 " §	380,700	380,706
Saxon Asset Securities Trust 2.688% due 01/25/32 " §	1,217,132	1,217,024
Truman Capital Mortgage Loan Trust 2.758% due 01/25/34 ~ " §	1,512,786	1,510,659
Wells Fargo Home Equity Trust 2.578% due 06/25/19 " §	1,417,918	1,418,944

Total Asset-Backed Securities (Cost $75,964,621)		76,072,150

U.S. GOVERNMENT AGENCY ISSUE - 0.45%
Small Business Administration Inc 4.504% due 02/01/14	10,684,544	10,621,690

Total U.S. Government Agency Issue (Cost $10,684,544)		10,621,690

U.S. TREASURY OBLIGATIONS - 108.31%
U.S. Treasury Inflation Protected Securities - 108.31%
0.875% due 04/15/10 # ^	11,406,220	11,304,672
1.875% due 07/15/13 # ^	79,134,240	81,422,752
2.000% due 01/15/14 # ^	173,976,776	180,095,567
2.000% due 07/15/14 # ^	68,990,016	71,189,912
2.375% due 01/15/25 # ^	30,030,302	32,111,436
3.000% due 07/15/12 # ^	370,777,932	413,605,167
3.375% due 01/15/07 # ^	286,413,981	303,152,736
3.375% due 04/15/32 # ^	17,130,660	22,662,210
3.500% due 01/15/11 # ^	174,707,610	198,295,059
3.625% due 01/15/08 # ^	160,502,775	174,703,277
3.625% due 04/15/28 # ^	167,369,789	219,600,300
3.875% due 01/15/09 # ^	298,847,151	334,681,264
3.875% due 04/15/29 # ^	270,758,075	371,366,940
4.250% due 01/15/10 # ^	99,453,764	115,253,431

		2,529,444,723

Total U.S. Treasury Obligations (Cost $2,497,155,907)		2,529,444,723

FOREIGN GOVERNMENT BONDS - 1.54%
France Government Bond OAT (France) 3.000% due 07/25/12 ^	EUR2,653,625	4,064,588
Republic of Austria (Austria) 5.500% due 01/15/10	1,000,000	1,505,401
Republic of Brazil (Brazil) 3.063% due 04/15/06 §	$720,000	721,759
3.125% due 04/15/09 §	688,272	683,069
8.000% due 04/15/14	8,578,801	8,834,338
11.000% due 01/11/12	400,000	487,600
11.000% due 08/17/40	1,000,000	1,187,750
Russian Federation Government Bond (Russia) 8.250% due 03/31/10	5,000,000	5,559,000
United Mexican States (Mexico) 6.375% due 01/16/13	12,050,000	12,863,375

Total Foreign Government Bonds (Cost $31,521,501)		35,906,880

MUNICIPAL BONDS - 0.33%
California County Tobacco Securitization Agency 5.625% due 06/01/23	700,000	670,222
Golden State Tobacco Securitization Corp CA ‘A’ 6.250% due 06/01/33	1,095,000	1,097,759
6.750% due 06/01/39	2,000,000	2,008,720
Kansas State Turnpike Authority ‘A’ 5.000% due 09/01/13	700,000	776,139
State of Connecticut ‘A’ 5.000% due 03/01/13	1,500,000	1,666,245
Tobacco Settlement Authority IA ‘B’ 5.300% due 06/01/25	640,000	558,400
Tobacco Settlement Financing Corp NJ 6.750% due 06/01/39	1,100,000	1,101,298

Total Municipal Bonds (Cost $7,398,102)		7,878,783

Notional
Amount
PURCHASED PUT OPTIONS - 0.00%
Euro-Bund (03/05) Futures EUX Strike @ 105.00 Exp. 02/21/05 Broker: The Goldman Sachs Group Inc	EUR36,000,000	4,873

	Number of
	Contracts
Eurodollar (06/05) Futures CME Strike @ 94.00 Exp. 06/13/05 Broker: The Goldman Sachs Group Inc	662	4,138
U.S. Treasury Inflation Protected Securities (07/12) OTC Strike @ 80.00 Exp. 02/28/05 Broker: Morgan Stanley	2,200	—

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Number of
	Contracts	Value
U.S. Treasury Inflation Protected Securities (04/29) OTC Strike @ 89.00 Exp. 01/12/05 Broker: Morgan Stanley	1,550	$ —
U.S. Treasury Inflation Protected Securities (01/08) OTC Strike @ 90.00 Exp. 02/05/05 Broker: Morgan Stanley	1,000	—
U.S. Treasury Inflation Protected Securities (01/07) OTC Strike @ 90.00 Exp. 02/28/05 Broker: Morgan Stanley	2,860	—

Total Purchased Put Options (Cost $165,058)		9,011

	Principal
	Amount
SHORT-TERM INVESTMENTS - 81.88%
Certificates of Deposit - 11.35%
Bank of America Corp 1.995% due 01/18/05	$500,000	500,000
2.000% due 02/01/05	1,600,000	1,600,000
2.050% due 01/26/05	800,000	800,000
2.260% due 03/09/05	53,100,000	52,858,395
2.300% due 03/16/05	400,000	397,980
2.440% due 03/28/05	2,100,000	2,087,547
Citibank NA 2.450% due 03/21/05	57,100,000	56,791,089
2.465% due 03/29/05	200,000	198,800
HSBC Bank USA NA 2.350% due 03/24/05	45,800,000	45,542,146
2.410% due 04/01/05	200,000	198,756
UniCredito Italiano NY (Italy) 2.400% due 03/10/05	46,000,000	45,787,480
Wells Fargo & Co 2.030% due 01/11/05	100,000	100,000
2.040% due 01/18/05	1,000,000	1,000,000
2.060% due 01/11/05	100,000	100,000
2.430% due 01/05/05	57,100,000	57,100,000

		265,062,193

Commercial Paper - 18.37%
Bank of Ireland (Ireland) 1.960% due 01/27/05	6,100,000	6,091,365
Danske Corp (Denmark) 1.940% due 01/31/05	600,000	599,030
DnB NOR Bank ASA (Norway) 1.960% due 01/27/05	8,600,000	8,587,826
1.980% due 02/01/05	40,800,000	40,730,436
Fortis Funding LLC 1.965% due 02/01/05	60,400,000	60,297,798
General Motors Acceptance Corp 2.916% due 04/05/05	20,300,000	20,167,644
HBOS Treasury Services PLC (United Kingdom) 1.955% due 01/25/05	39,500,000	39,448,519
Nordea North America Inc (Sweden) 1.955% due 01/28/05	45,700,000	45,632,992
1.970% due 01/31/05	20,400,000	20,366,510
1.970% due 02/01/05	100,000	99,831
Rabobank USA Financial Corp 1.970% due 01/27/05	60,400,000	60,314,064
UBS Finance DE LLC 1.940% due 01/25/05	600,000	599,224
1.955% due 01/31/05	300,000	299,511
2.200% due 01/03/05	49,100,000	49,093,999
2.335% due 01/04/05	20,000,000	19,996,109
Westpac Capital Corp 1.970% due 01/27/05	56,700,000	56,619,329

		428,944,187

U.S. Government Agency Issues - 42.76%
Fannie Mae 2.140% due 01/24/05	1,900,000	1,897,329
2.197% due 02/16/05	1,200,000	1,196,588
2.203% due 02/23/05	71,600,000	71,359,391
2.210% due 02/16/05	5,200,000	5,185,183
2.248% due 03/02/05	27,600,000	27,488,220
2.284% due 03/09/05	800,000	796,360
2.299% due 03/02/05	42,400,000	42,228,280
2.319% due 03/09/05	14,900,000	14,832,205
2.390% due 03/16/05	43,100,000	42,882,345
2.390% due 04/15/05	23,000,000	22,832,790
2.485% due 05/25/05	300,000	296,886
Federal Home Loan Bank 1.955% due 01/14/05	60,900,000	60,857,116
2.028% due 01/28/05	11,200,000	11,182,108
2.100% due 01/03/05	470,000,000	469,973,711
Freddie Mac 1.890% due 03/07/05	22,700,000	22,599,893
1.950% due 01/18/05	22,200,000	22,179,295
1.985% due 01/25/05	61,500,000	61,418,615
2.110% due 03/01/05	44,200,000	44,024,084
2.190% due 02/15/05	22,900,000	22,837,311
2.200% due 01/28/05	2,100,000	2,096,535
2.200% due 03/08/05	22,400,000	22,309,653
2.220% due 03/11/05	26,100,000	25,977,591
2.260% due 03/14/05	2,200,000	2,189,198

		998,640,687

U.S. Treasury Bills - 1.32%

2.080% due 03/17/05	2,750,000	2,738,384
2.135% due 03/17/05	750,000	746,832
2.145% due 03/17/05	390,000	388,353
2.152% due 03/17/05	500,000	497,888
2.160% due 03/03/05 ‡	2,400,000	2,391,898
2.170% due 03/03/05 ‡	14,520,000	14,470,981
2.185% due 03/03/05 ‡	610,000	607,941
2.195% due 03/17/05 ‡	6,500,000	6,472,544
2.205% due 03/17/05 ‡	2,385,000	2,374,926

		30,689,746

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
Repurchase Agreements - 8.08%
Credit Suisse First Boston Corp 1.200% due 01/03/05 (Dated 12/31/04, repurchase price of $100,010,000; collateralized by U.S. Treasury Bills 2.260% due 04/21/05 and market value $103,395,062)	$100,000,000	$100,000,000

Lehman Brothers Holdings Inc 1.650% due 01/03/05 (Dated 12/31/04, repurchase price of $50,006,875; collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 01/15/08 and market value $51,027,121)	50,000,000	50,000,000

State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $38,803,850; collateralized by U.S. Treasury Notes 3.000% due 02/15/09 and market value $39,575,938)	38,799,000	38,799,000

		188,799,000

Total Short-Term Investments (Cost $1,913,215,566)		1,912,135,813

TOTAL INVESTMENTS - 206.75% (Cost $4,791,454,281)		4,828,386,805

OTHER ASSETS & LIABILITIES, NET - (106.75%)		(2,493,026,650)

NET ASSETS - 100.00%		$2,335,360,155

Notes to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	108.31%
Short-Term Investments	81.88%
Corporate Bonds & Notes	7.82%
Asset-Backed Securities	3.26%
Mortgage-Backed Securities	3.16%
Foreign Government Bonds	1.54%
U.S. Government Agency Issue	0.45%
Municipal Bonds	0.33%

206.75%
Other Assets & Liabilities, Net	(106.75%)

100.00%

(b) Securities with an approximate aggregate market value of $25,959,809 were segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2004:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Euro-Bund 10-Year Notes (03/05)	574	EUR 57,400,000	($39,866)
Eurodollar (06/05)	662	$662,000,000	(643,398)
U.S. Treasury 10-Year Notes (03/05)	610	61,000,000	512,320

			($170,944)

(c) Restricted securities as of December 31, 2004:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets

Morgan Stanley 06/28/04	$35,100,000	$34,956,549	1.50%

(d) Investments sold short outstanding as of December 31, 2004:

	Principal
Type	Amount	Value

U.S. Treasury Notes 3.625% due 05/15/13 #	$2,200,000	$2,132,540
4.250% due 08/15/13 #	29,300,000	29,540,377
4.250% due 11/15/13 #	52,600,000	52,947,265

Total Investments sold short (Proceeds $84,056,725)		$84,620,182

(e) Forward foreign currency contracts outstanding as of December 31, 2004, were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Buy	EUR	3,328,000	01/05	$56,024
Sell	EUR	9,078,000	01/05	(301,145)
Buy	JPY	2,844,226,000	01/05	263,260

				$18,139

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

(f) Transactions in written options for the year ended December 31, 2004 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2003	334,800,000	$3,204,586
Call Options Written	25,000,686	434,271
Put Options Written	686	215,740
Call Options Expired	(160,100,000)	(1,454,925)
Put Options Expired	(154,900,000)	(1,243,251)
Call Options Repurchased	(44,800,322)	(765,733)
Put Options Repurchased	(322)	(69,230)

Outstanding, December 31, 2004	728	$321,458

(g) Premiums received and value of written options outstanding as of December 31, 2004:

			Expiration	Number of
Counterparty	Type	Strike Price	Date	Contracts	Premium	Value

Citigroup Inc	Put - CBOT U.S. Treasury 10-Year Notes	109.00	02/18/05	364	$146,510	$62,563
Citigroup Inc	Call - CBOT U.S. Treasury 10-Year Notes	114.00	02/18/05	364	174,948	85,312

					$321,458	$147,875

(h) Interest rate swaps outstanding as of December 31, 2004:

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

The Goldman Sachs Group Inc	6-Month GBP-LIBOR	Pay	5.250%	03/19/06	GBP22,000,000	$237,491
Barclays Bank PLC	6-Month EUR-LIBOR	Pay	4.000%	03/15/07	EUR2,000,000	37,542
JPMorgan Chase & Co	6-Month EUR-LIBOR	Pay	4.000%	03/15/07	2,400,000	33,368
Merrill Lynch & Co Inc	6-Month EUR-LIBOR	Pay	4.000%	03/15/07	1,800,000	38,331
JPMorgan Chase & Co	6-Month GBP-LIBOR	Pay	5.000%	06/15/08	GBP24,900,000	254,602
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	4.000%	06/15/10	$61,500,000	(401,541)
Barclays Bank PLC	6-Month EUR-LIBOR	Pay	4.000%	06/17/10	EUR40,400,000	1,983,069
Citibank NA	6-Month EUR-LIBOR	Pay	4.000%	06/17/10	63,400,000	2,863,241
Bank of America Corp	3-Month USD-LIBOR	Receive	5.000%	06/15/15	$48,200,000	(225,745)
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	5.000%	06/15/15	20,000,000	(114,940)
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/15/15	135,800,000	(493,683)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Receive	5.000%	06/15/15	91,800,000	(527,575)
Barclays Bank PLC	6-Month EUR-LIBOR	Pay	4.500%	06/17/15	EUR17,000,000	875,888
JPMorgan Chase & Co	6-Month EUR-LIBOR	Pay	5.000%	06/17/15	20,000,000	1,219,155
Bank of America Corp	3-Month USD-LIBOR	Receive	6.000%	12/18/33	$55,000,000	(1,633,947)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Receive	6.000%	12/18/33	17,500,000	(253,036)

						$3,892,220

(i) Credit default swaps outstanding as of December 31, 2004:

		Buy/Sell	Pay/Receive	Expiration	Notional	Unrealized
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	Appreciation
Morgan Stanley	Fannie Mae 7.000% due 05/03/05	Sell	0.200%	05/03/05	$20,000,000	$11,023

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
PREFERRED STOCKS - 0.49%
Financial Services - 0.49%
DG Funding Trust ~	60	$643,688
Fannie Mae *	247,253	14,077,968

Total Preferred Stocks (Cost $13,005,831)		14,721,656

	Principal
	Amount
CORPORATE BONDS & NOTES - 8.06%
Autos & Transportation - 1.19%
DaimlerChrysler NA Holding Corp
2.960% due 05/24/06 §	$1,900,000	1,910,108
6.500% due 11/15/13 †	6,500,000	7,061,964
8.500% due 01/18/31 †	3,575,000	4,480,090
Delphi Corp
6.500% due 08/15/13 †	6,200,000	6,141,218
Ford Motor Co
6.500% due 08/01/18 †	3,780,000	3,788,214
7.700% due 05/15/97	2,000,000	1,938,068
General Motors Corp
7.400% due 09/01/25 †	1,000,000	997,237
8.250% due 07/15/23	6,200,000	6,473,891
Northwest Airlines Corp
10.530% due 01/15/09 ¯	2,901,921	1,263,151
United Air Lines Inc
9.210% due 01/21/17 ¤	800,000	360,500
9.350% due 04/07/16 ¤	150,000	76,937
9.560% due 10/19/18 ¤	1,441,834	600,762
10.850% due 02/19/15 ¤	1,000,000	395,000

		35,487,140

Consumer Discretionary - 0.15%
Allied Waste North America Inc
7.625% due 01/01/06	500,000	517,500
Chancellor Media Corp
8.000% due 11/01/08	250,000	280,930
La Quinta Inns Inc
7.400% due 09/15/05	1,210,000	1,237,225
Viacom Inc
7.750% due 06/01/05	2,260,000	2,300,447

		4,336,102

Consumer Staples - 0.11%
The Kroger Co
5.500% due 02/01/13 †	2,900,000	3,045,267
The Procter & Gamble Co
6.875% due 09/15/09	175,000	197,123

		3,242,390

Financial Services - 3.77%
Associates Corp of North America
6.250% due 11/01/08	150,000	162,738
AT&T Capital Corp
6.600% due 05/15/05	2,200,000	2,219,303
Bank of America Corp
4.875% due 01/15/13	5,700,000	5,808,613
CCCA LLC
7.900% due 10/15/12 ~	1,000,000	1,116,083
CIT Group Inc
7.750% due 04/02/12	7,800,000	9,246,026
Citigroup Inc
5.625% due 08/27/12	6,300,000	6,719,567
Countrywide Home Loans Inc
6.250% due 04/15/09	40,000	43,171
Deutsche Telekom International Finance BV (Germany)
8.250% due 06/15/05	9,040,000	9,251,690
Ford Motor Credit Co
3.000% due 06/30/05 §	3,300,000	3,298,891
7.875% due 06/15/10	400,000	441,195
General Motors Acceptance Corp
4.230% due 05/19/05 † §	3,400,000	3,416,337
6.875% due 08/28/12	5,150,000	5,265,813
8.000% due 11/01/31	10,475,000	10,797,232
GP Canada Finance Co (Canada)
7.200% due 12/15/06 ~	2,000,000	2,110,000
Household Finance Corp
7.000% due 05/15/12	10,700,000	12,237,034
Morgan Stanley
2.650% due 10/30/05 ¯ §	17,200,000	17,129,705
5.300% due 03/01/13	7,100,000	7,323,110
National Westminster Bank PLC (United Kingdom)
7.375% due 10/01/09	530,000	603,983
NationsBank Corp
7.250% due 10/15/25	840,000	995,532
Postal Square LP
6.500% due 06/15/22	2,120,025	2,340,989
Premium Asset Trust
2.331% due 10/06/05 ~ §	3,700,000	3,703,633
Qwest Capital Funding Inc
7.000% due 08/03/09 †	880,000	873,400
7.750% due 08/15/06	7,300,000	7,719,750

		112,823,795

Integrated Oils - 0.40%
Enterprise Products Operating LP
4.000% due 10/15/07 ~	5,000,000	4,991,045
4.625% due 10/15/09 ~	3,900,000	3,898,023
Norsk Hydro ASA (Norway)
7.150% due 01/15/29	1,000,000	1,198,992
Occidental Petroleum Corp
7.200% due 04/01/28	745,000	888,386
8.450% due 02/15/29	595,000	808,439
Petroleos Mexicanos (Mexico)
9.500% due 09/15/27	220,000	277,750

		12,062,635

Materials & Processing - 0.05%
Packaging Corp of America
5.750% due 08/01/13	1,400,000	1,446,287

Utilities - 2.39%
British Telecom PLC (United Kingdom)
8.875% due 12/15/30	1,000,000	1,343,044
Calenergy Co Inc
7.230% due 09/15/05	600,000	617,158
CenterPoint Energy Resources Corp
8.125% due 07/15/05	2,000,000	2,052,946
Comcast Corp
7.050% due 03/15/33 †	3,000,000	3,443,985
Cox Communications Inc
6.400% due 08/01/08	125,000	134,150
6.800% due 08/01/28	110,000	115,655
Entergy Gulf States Inc
3.600% due 06/01/08	6,100,000	6,005,968
GTE California Inc
6.700% due 09/01/09	5,000,000	5,456,580
GTE Hawaiian Telephone Co
6.750% due 02/15/05 †	950,000	954,327
Lenfest Communications Inc
8.375% due 11/01/05	800,000	833,814

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
Nextel Communications Inc
4.688% due 12/15/10 ¯ §	$4,428,666	$4,450,522
Niagara Mohawk Power Corp
7.625% due 10/01/05	151,220	156,210
7.750% due 05/15/06	2,400,000	2,542,601
Pacific Gas & Electric Co
2.720% due 04/03/06 §	1,719,000	1,720,539
PSEG Power LLC
6.875% due 04/15/06	350,000	364,973
7.750% due 04/15/11	1,000,000	1,167,477
Qwest Corp
6.875% due 09/15/33 †	1,386,000	1,282,050
9.125% due 03/15/12 ~	1,500,000	1,740,000
SBC Communications Inc
4.125% due 09/15/09	8,200,000	8,193,694
4.206% due 06/01/21 ~	20,300,000	20,418,836
Southern California Edison Co
2.353% due 01/13/06 §	1,200,000	1,204,511
8.000% due 02/15/07	4,000,000	4,358,056
Verizon Inc PA
5.650% due 11/15/11	2,899,000	3,056,656

		71,613,752

Total Corporate Bonds & Notes (Cost $235,002,400)		241,012,101

MORTGAGE-BACKED SECURITIES - 15.08%
Collateralized Mortgage Obligations - 6.60%
Bear Stearns Adjustable Rate Mortgage Trust
5.938% due 06/25/32 " §	123,575	125,380
Bear Stearns Commercial Mortgage Securities
7.000% due 05/20/30 "	2,591,170	2,874,561
Commercial Mortgage Acceptance Corp
6.490% due 07/15/31 "	2,500,000	2,689,354
Countrywide Home Loan Mortgage Trust
0.000% due 01/31/35 # "	14,900,000	14,906,988
CS First Boston Mortgage Securities Corp
2.478% due 03/25/32 ~ " §	9,863,130	9,890,879
2.818% due 02/25/32 " §	77,050	77,147
5.750% due 09/22/17 "	2,347,374	2,401,034
DLJ Commercial Mortgage Corp
7.300% due 06/10/32 "	1,200,000	1,350,363
Fannie Mae
2.530% due 05/25/34 " §	3,460,619	3,451,438
2.810% due 04/18/28 " §	1,044,219	1,050,446
2.860% due 10/18/30 " §	8,231	8,289
2.918% due 03/25/17 " §	439,998	443,664
4.000% due 05/25/11 "	2,261,862	2,264,805
5.000% due 04/25/14 -03/25/21 " ±	6,666,685	6,716,591
6.250% due 03/25/13 -11/25/22 " ±	4,027,273	4,056,487
6.500% due 02/25/09 -10/25/42 " ±	9,176,326	9,549,360
Fannie Mae (IO)
0.950% due 03/25/09 " §	288,658	3,625
FFCA Secured Lending Corp
7.270% due 09/18/27 ~ "	618,668	619,433
First Nationwide Trust
8.500% due 09/25/31 "	191,703	192,432
Freddie Mac 3.500% due 02/15/10 -07/15/32 " ±	45,316,506	45,269,582
5.000% due 09/15/16 "	6,657,009	6,768,717
6.250% due 04/15/22 "	2,837,735	2,864,662
6.650% due 06/15/23 "	219,403	221,250
7.000% due 09/15/21 "	249,994	250,161
7.500% due 01/15/23 -10/25/43 " ±	12,514,538	13,430,697
Freddie Mac (IO) 7.000% due 04/15/23 -06/15/23 " ±	45,103	1,756
GMAC Commercial Mortgage Securities Inc (IO)
0.570% due 05/15/35 " §	12,892,402	308,243
Government National Mortgage Association
5.500% due 11/20/31 "	1,843,363	1,845,129
7.500% due 09/20/26 "	1,362,395	1,430,205
Imperial Savings Association
8.530% due 02/25/18 " §	9,574	9,584
IndyMac ARM Trust
6.598% due 01/25/32 " §	461,095	462,966
Lehman Large Loan (IO)
0.595% due 10/12/34 " §	7,427,891	163,280
MASTR Asset Securitization Trust
5.500% due 09/25/33 "	462,969	466,441
MLCC Mortgage Investors Inc
2.783% due 03/15/25 " §	11,576,968	11,595,604
Mortgage Capital Funding Inc (IO)
1.285% due 11/20/27 " §	6,017,119	154,803
Residential Accredit Loans Inc
5.500% due 06/25/17 "	1,125,878	1,140,489
Sequoia Mortgage Trust
2.760% due 07/20/33 " §	6,916,950	6,814,298
Small Business Administration Inc
4.754% due 08/10/14 "	5,000,000	5,018,126
7.452% due 09/01/10 "	319,414	344,149
7.640% due 03/10/10 "	850,018	920,301
8.017% due 02/10/10 "	626,291	681,049
Structured Asset Mortgage Investments Inc
3.438% due 02/25/30 " §	269,358	272,797
6.445% due 06/25/29 " §	35,285	35,327
Structured Asset Securities Corp
2.708% due 01/25/33 " §	127,346	127,382
Union Planters Mortgage Finance Corp
6.800% due 01/25/28 "	3,077,096	3,174,889
Washington Mutual Inc
2.688% due 12/25/27 " §	19,970,607	19,961,433
3.181% due 02/27/34 " §	5,735,135	5,748,205
5.145% due 10/25/32 " §	1,238,999	1,256,543
Washington Mutual MSC Mortgage Pass-Thru Certs
5.105% due 02/25/33 " §	3,257,163	3,277,128
5.750% due 12/25/32 "	705,377	707,505

		197,394,977

Fannie Mae - 5.06%
3.066% due 03/01/33 " §	2,644,329	2,661,623
3.442% due 04/01/27 " §	320,944	332,938
3.529% due 01/01/23 " §	418,362	433,116
3.774% due 01/01/25 " §	154,119	158,859
3.920% due 12/01/22 " §	112,075	115,862
3.974% due 05/01/36 " §	366,623	371,044
4.104% due 05/01/36 " §	362,064	368,146
4.200% due 11/01/23 " §	132	136
4.207% due 05/01/36 " §	11,380,633	11,572,755
4.838% due 12/01/34 " §	23,104,834	23,185,913
5.000% due 03/01/34 "	451,716	449,207
5.063% due 09/01/34 " §	6,201,199	6,217,945
5.500% due 12/01/14 - 06/01/23 " ±	22,532,231	23,063,987
6.000% due 04/01/16 - 07/01/23 " ±	60,574,764	63,076,048
6.500% due 09/01/05 - 01/01/30 " ±	15,707,551	16,650,575
6.825% due 08/01/09 "	950,127	1,042,026
6.875% due 08/01/09 "	950,681	1,044,404

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
6.900% due 09/01/09 "	$565,573	$623,182
8.000% due 04/01/30 - 08/01/30 " ±	85,506	92,744

		151,460,510

Federal Housing Authority - 0.30%
7.421% due 09/01/19 "	778,142	787,617
7.430% due 10/01/20 - 10/01/24 " ±	8,092,939	8,129,520

		8,917,137

Freddie Mac - 1.45%
3.463% due 05/01/23 " §	40,514	42,401
3.990% due 01/01/28 " §	174,794	179,405
4.000% due 07/01/18 "	8,555	8,383
5.500% due 03/01/23 - 01/01/30 " ±	17,383,706	17,748,883
5.799% due 03/01/32 " §	2,188,515	2,227,236
5.873% due 07/01/32 " §	511,108	513,868
5.905% due 03/01/32 " §	862,105	872,663
6.000% due 07/01/06 - 10/01/22 " ±	10,901,122	11,340,871
6.016% due 05/01/32 " §	446,151	453,918
6.500% due 01/01/15 - 05/01/17 " ±	9,300,743	9,853,937

		43,241,565

Government National Mortgage Association - 1.67%
2.750% due 03/20/32 " §	653,327	656,443
3.000% due 03/20/32 - 01/20/33 " § ±	3,365,628	3,375,387
3.250% due 03/20/28 - 03/20/29 " § ±	220,397	222,363
3.375% due 05/20/22 - 06/20/32 " § ±	17,587,754	17,879,598
3.500% due 09/20/30 - 03/20/33 " § ±	9,390,337	9,523,120
3.750% due 07/20/23 - 03/20/29 " § ±	2,326,071	2,359,146
4.000% due 12/20/32 - 03/20/33 " § ±	1,661,974	1,677,818
4.250% due 08/20/20 - 07/20/24 " § ±	345,262	352,150
4.500% due 11/20/32 " §	210,988	212,472
4.625% due 12/20/22 - 12/20/26 " § ±	4,513,908	4,605,730
5.125% due 11/20/24 " §	234,484	238,280
6.000% due 08/15/31 "	62,361	64,760
7.500% due 04/15/30 - 12/15/31 " ±	616,474	662,343
8.000% due 12/15/29 - 08/15/32 " ±	3,302,998	3,586,678
8.500% due 09/15/16 - 01/15/31 " ±	4,087,995	4,468,080
9.000% due 02/15/17 - 04/15/20 " ±	50,373	56,630
9.500% due 04/15/18 "	553	625
10.000% due 05/15/19 - 02/15/25 " ±	68,494	76,493

		50,018,116

Total Mortgage-Backed Securities (Cost $449,068,221)		451,032,305

ASSET-BACKED SECURITIES - 3.12%
ABFS Mortgage Loan Trust
6.455% due 09/25/29 "	2,548,006	2,606,189
Ameriquest Mortgage Securities Inc
3.238% due 10/25/31 " §	3,000,000	3,014,255
Asset-Backed Securities Corp Home Equity
2.703% due 08/15/32 " §	164,023	164,151
Bank One Issuance Trust
2.453% due 10/15/08 " §	14,600,000	14,617,340
Capital Auto Receivables Asset Trust
2.453% due 01/16/06 " §	5,122,212	5,126,012
Chase Credit Card Master Trust
2.453% due 07/16/07 " §	2,485,000	2,486,911
Chase Funding Loan Acquisition Trust
2.658% due 04/25/31 " §	74,617	74,733
CitiFinancial Mortgage Securities Inc
2.728% due 05/25/33 " §	3,891,579	3,899,025
ContiMortgage Home Equity Loan Trust
6.470% due 12/25/13 "	1,336,941	1,368,038
Countrywide Asset-Backed Certificates
2.508% due 06/25/22 " §	8,916,375	8,922,116
Delta Funding Home Equity Loan Trust
7.030% due 08/15/30 "	236,418	241,178
Fannie Mae Grantor Trust
2.483% due 08/15/26 " §	17,308,386	17,318,132
IMC Home Equity Loan Trust
6.340% due 08/20/29 "	990,161	992,507
MBNA Master Credit Card Trust
6.450% due 02/15/08 "	2,500,000	2,542,611
Mid-State Trust
7.340% due 07/01/35 "	3,161,942	3,429,676
7.791% due 03/15/38 "	1,335,019	1,481,405
8.330% due 04/01/30 "	8,431,448	9,033,111
ML CLO XX Pilgrim America Cayman Ltd (Cayman)
2.860% due 06/23/10 " §	504,444	499,466
NPF XII Inc
2.200% due 12/01/03 + ~ " § ¤	6,000,000	653,240
Oakwood Mortgage Investors Inc
6.890% due 11/15/32 "	1,000,000	270,625
Oakwood Mortgage Investors Inc (IO)
6.000% due 08/15/09 "	816,000	139,262
Renaissance Home Equity Loan Trust
2.858% due 08/25/33 " §	3,513,867	3,516,124
Residential Asset Mortgage Products Inc
2.568% due 06/25/24 " §	2,292,168	2,294,147
Residential Asset Securities Corp
2.538% due 06/25/25 " §	7,022,572	7,027,093
Sallie Mae
2.300% due 04/25/11 " §	1,611,983	1,615,779

Total Asset-Backed Securities (Cost $92,530,417)		93,333,126

U.S. GOVERNMENT AGENCY ISSUES - 0.94%
Fannie Mae
5.000% due 07/29/19	17,000,000	16,901,230
Small Business Administration Participation Certs
6.120% due 09/01/21	4,068,249	4,348,707
Tennessee Valley Authority
4.875% due 12/15/16	6,500,000	6,860,015

Total U.S. Government Agency Issues (Cost $28,304,050)		28,109,952

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
U.S. TREASURY OBLIGATIONS - 29.03%
U.S. Treasury Bonds - 5.03%
7.250% due 08/15/22 †	$6,100,000	$7,863,522
8.875% due 02/15/19 †	99,200,000	142,743,443

		150,606,965

U.S. Treasury Inflation Protected Securities - 9.05%
0.875% due 04/15/10 † ^	40,098,898	39,721,407
1.875% due 07/15/13 † ^	40,009,970	41,169,659
2.000% due 07/15/14 † ^	13,264,798	13,689,696
3.500% due 01/15/11 † ^	26,429,506	30,024,342
3.625% due 01/15/08 † ^	413,504	450,542
3.875% due 01/15/09 † ^	117,546,830	131,785,630
4.250% due 01/15/10 † ^	11,855,107	13,755,172

		270,596,448

U.S. Treasury Notes - 14.95%
1.250% due 05/31/05 †	60,600,000	60,330,148
1.625% due 04/30/05 †	20,300,000	20,256,396
3.375% due 12/15/08 †	5,700,000	5,683,749
3.375% due 10/15/09 † #	313,800,000	310,809,172
3.500% due 12/15/09 #	49,700,000	49,474,809
3.875% due 05/15/09 †	700,000	710,528

		447,264,802

Total U.S. Treasury Obligations
(Cost $869,233,628)		868,468,215

FOREIGN GOVERNMENT BONDS - 4.50%
Bundesrepublik Deutschland (Germany)
4.500% due 01/04/13	EUR 4,300,000	6,215,568
5.000% due 07/04/11	1,200,000	1,785,584
Hong Kong Government International Bond (Hong Kong)
5.125% due 08/01/14 ~	$8,100,000	8,351,918
Hydro Quebec (Canada)
8.625% due 06/15/29	1,000,000	1,458,240
Province of Quebec (Canada)
7.500% due 07/15/23	2,495,000	3,186,487
Province of Saskatchewan (Canada)
8.500% due 07/15/22	340,000	472,943
Republic of Brazil (Brazil)
3.063% due 04/15/06 §	3,948,000	3,957,645
3.125% due 04/15/09 §	1,336,836	1,326,730
3.125% due 04/15/12 §	882,360	845,869
11.500% due 03/12/08	12,620,000	14,872,670
12.250% due 03/06/30	1,250,000	1,656,250
Republic of Panama (Panama)
8.250% due 04/22/08	1,500,000	1,672,500
8.875% due 09/30/27	8,500,000	9,392,500
9.375% due 01/16/23	9,500,000	11,020,000
10.750% due 05/15/20	290,000	378,450
Republic of Peru (Peru)
4.500% due 03/07/17 §	950,000	896,202
9.125% due 02/21/12	11,860,000	13,876,200
9.875% due 02/06/15	2,000,000	2,460,000
Republic of South Africa (S. Africa)
7.375% due 04/25/12	320,000	367,200
9.125% due 05/19/09 †	500,000	593,750
Russian Federation Government Bond (Russia)
5.000% due 03/31/30	15,490,000	16,038,346
8.250% due 03/31/10	1,400,000	1,556,520
State of Qatar (Qatar)
9.500% due 05/21/09	230,000	279,910
United Mexican States (Mexico)
8.000% due 09/24/22	6,500,000	7,514,000
8.300% due 08/15/31	15,900,000	18,674,550
8.375% due 01/14/11	3,750,000	4,413,750

	Notional
	Amount
United Mexican States Value Recovery Rights (Mexico)
0.000% due 06/30/05 §	21,250,000	302,812
0.000% due 06/30/06 §	21,250,000	510,000
0.000% due 06/30/07 §	21,250,000	454,750

Total Foreign Government Bonds (Cost $117,359,704)		134,531,344

	Principal
	Amount
MUNICIPAL BONDS - 3.24%
Auburn University AL ‘A’
5.000% due 04/01/29	5,015,000	5,171,869
California Educational Facilities Authority ‘A’
5.000% due 10/01/33	1,200,000	1,233,348
California State Economic Recovery ‘A’
5.250% due 07/01/13	5,500,000	6,200,415
Cook County IL ‘B’
5.250% due 11/15/14	5,000,000	5,616,900
Georgia State ‘B’
5.000% due 05/01/20	2,750,000	2,944,535
Georgia State Road & Tollway Authority
5.125% due 03/01/20	4,000,000	4,318,720
Golden State Tobacco Securitization Corp CA ‘A-1’
6.250% due 06/01/33	400,000	401,008
Hamilton OH School Districts Gas Supply Revenue
7.740% due 02/01/12	5,500,000	6,416,685
Honolulu City & County HI ‘A’
5.000% due 07/01/23	3,080,000	3,273,670
Illinois Health Facilities Authority
6.125% due 11/15/22	1,000,000	1,107,240
King City Washington Sewer Revenue ‘A’
5.000% due 01/01/35	4,700,000	4,801,050
Lee County Florida Apartment Revenue ‘A’
6.000% due 10/01/29	1,000,000	1,096,610
New Mexico Mortgage Finance Authority ‘F-1’
7.070% due 03/01/28	340,000	359,914
New York City Municipal Water Finance Authority ‘C’
5.000% due 06/15/35	14,790,000	15,102,217
New York City Transitional Finance Authority ‘B’
4.750% due 11/01/23	1,000,000	1,022,400
Pierce County School District WA
5.000% due 12/01/23	3,000,000	3,170,460
Puerto Rico Commonwealth ‘A’
5.125% due 07/01/31	500,000	520,955
South Central Regional Water Authority Revenue CT ‘B-1’
5.000% due 08/01/26	3,210,000	3,366,712
State of Minnesota
5.000% due 08/01/10	4,000,000	4,433,600
5.000% due 08/01/12	7,420,000	8,290,514
Tobacco Settlement Authority IA ‘B’
5.600% due 06/01/35	1,200,000	1,036,368
Tobacco Settlement Financing Corp LA ‘B’
5.875% due 05/15/39	3,890,000	3,517,922
Tobacco Settlement Financing Corp NJ
6.000% due 06/01/37	1,515,000	1,384,574
6.750% due 06/01/39	3,535,000	3,539,171
Tobacco Settlement Financing Corp RI ‘A’
6.250% due 06/01/42	900,000	838,827

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
Tobacco Settlement Revenue Management SC ‘B’
6.000% due 05/15/22	$6,220,000	$6,153,384
Virginia Housing Development Authority ‘H-1’
5.350% due 07/01/31	1,500,000	1,537,965

Total Municipal Bonds (Cost $93,549,532)		96,857,033

	Notional
	Amount
PURCHASED CALL OPTION - 0.08%
30-Year Swaption (3-Month LIBOR vs. 5.750%) OTC Strike @ 5.75 Exp. 04/27/09 Broker: Lehman Brothers Holdings Inc	28,200,000	2,461,099

Total Purchased Call Option (Cost $1,459,770)		2,461,099

PURCHASED PUT OPTIONS - 0.05%
Euro-Bund (03/05) Futures OTC Strike @ 105.00 Exp. 03/04/05 Broker: UBS Securities Inc	EUR 109,000,000	—

	Number of
	Contracts
Eurodollar (03/05) Futures CME Strike @ 93.25 Exp. 03/14/05 Broker: Merrill Lynch & Co Inc	750	4,688
Broker: The Goldman Sachs Group Inc	68	425
Eurodollar (03/05) Futures CME Strike @ 93.50 Exp. 03/14/05 Broker: Merrill Lynch & Co Inc	500	3,125
Eurodollar (03/05) Futures CME Strike @ 93.75 Exp. 03/14/05 Broker: Citigroup Inc	759	4,744
Eurodollar (06/05) Futures CME Strike @ 94.25 Exp. 06/13/05 Broker: Merrill Lynch & Co Inc	764	4,775
Eurodollar (06/05) Futures CME Strike @ 94.75 Exp. 06/13/05 Broker: The Goldman Sachs Group Inc	770	4,812

Notional
Amount
30-Year Swaption (3-Month LIBOR vs. 6.250%) OTC Strike @ 6.25 Exp. 04/27/09 Broker: Lehman Brothers Holdings Inc	$28,200,000	1,478,300

	Number of
	Contracts
U.S. Treasury 10-Year Notes (03/05) CBOT Strike @ 102.00 Exp. 02/18/05 Broker: Citigroup Inc	4,230	66,094
U.S. Treasury 10-Year Notes (03/05) CBOT Strike @ 103.00 Exp. 02/18/05 Broker: Citigroup Inc	500	7,812

Total Purchased Put Options (Cost $2,119,278)		1,574,775

	Principal
	Amount
SHORT-TERM INVESTMENTS - 45.00%
Certificates of Deposit - 2.26%
Bank of America Corp
2.000% due 01/18/05	$2,000,000	2,000,000
2.440% due 03/28/05	65,600,000	65,210,992
Wells Fargo & Co
2.040% due 01/18/05	400,000	400,000

		67,610,992

Commercial Paper - 7.52%
Bank of Ireland (Ireland)
1.960% due 01/27/05	29,200,000	29,158,666
Danske Corp (Denmark)
1.940% due 01/31/05	200,000	199,676
Fortis Funding LLC
1.965% due 02/01/05	48,900,000	48,817,257
HBOS Treasury Services PLC (United Kingdom)
1.960% due 01/25/05	80,300,000	80,195,075
Nordea North America Inc (Sweden)
1.955% due 01/28/05	11,900,000	11,882,552
1.970% due 02/01/05	54,500,000	54,407,547
UBS Finance DE LLC
1.940% due 01/25/05	200,000	199,741

		224,860,514

U.S. Government Agency Issues - 29.07%
Fannie Mae
1.958% due 01/07/05	27,100,000	27,090,560
1.968% due 01/05/05	31,500,000	31,493,070
1.975% due 01/12/05	24,000,000	23,985,480
1.986% due 01/26/05	700,000	698,996
2.000% due 01/26/05	8,100,000	8,088,722
2.075% due 02/02/05	54,900,000	54,798,252
2.157% due 02/09/05	300,000	299,293
2.197% due 02/16/05	100,000	99,716
2.248% due 03/02/05	28,200,000	28,085,790
2.299% due 03/02/05	27,800,000	27,687,410
2.390% due 03/16/05	1,900,000	1,890,627
2.390% due 04/15/05	2,900,000	2,878,917
Federal Home Loan Bank
1.955% due 01/14/05	81,000,000	80,942,962
2.100% due 01/03/05	306,700,000	306,682,734
Freddie Mac
1.950% due 01/18/05	29,400,000	29,372,580
2.100% due 03/01/05	28,500,000	28,386,570
2.183% due 03/08/05	600,000	597,312
2.190% due 02/15/05	80,100,000	79,880,726
2.200% due 01/28/05 †	100,000	99,835
2.200% due 03/08/05	29,500,000	29,367,840
2.220% due 03/11/05	59,000,000	58,723,290
2.233% due 03/15/05	22,000,000	21,890,440
2.255% due 02/22/05	11,100,000	11,063,845
2.260% due 03/14/05	15,800,000	15,722,422

		869,827,389

U.S. Treasury Bills - 4.22%
2.108% due 03/17/05 ‡	500,000	497,888
2.121% due 03/03/05 † ‡	2,000,000	1,993,248
2.130% due 03/17/05 † ‡	1,550,000	1,543,453
2.130% due 05/05/05 † ‡	16,200,000	16,069,606
2.145% due 03/17/05 ‡	2,170,000	2,160,834
2.150% due 03/17/05 ‡	4,500,000	4,480,992
2.175% due 03/03/05 ‡	650,000	647,806
2.180% due 03/03/05 ‡	40,930,000	40,791,820
2.185% due 03/03/05 ‡	6,950,000	6,926,537
2.195% due 03/03/05 ‡	250,000	249,156
2.195% due 03/17/05 ‡	25,250,000	25,143,344

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
2.205% due 03/17/05 ‡	$10,485,000	$10,440,711
2.210% due 03/17/05 ‡	335,000	333,585
2.255% due 04/21/05 † ‡	15,000,000	14,896,646

		126,175,626

Repurchase Agreement - 1.93%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $57,660,207; collateralized by U.S. Treasury Bills 2.260% due 04/21/05 and market value $48,960,025; and U.S. Treasury Bonds 8.125% due 05/15/21 and market value $9,846,238)	57,653,000	57,653,000

Total Short-Term Investments (Cost $1,346,570,618)		1,346,127,521

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 109.59% (Cost $3,248,203,449)		3,278,229,127

	Shares
SECURITIES LENDING COLLATERAL - 22.43%
State Street Navigator Securities Lending Prime Portfolio 2.203%r (Cost $670,923,964)	670,923,964	670,923,964

TOTAL INVESTMENTS - 132.02% (Cost $3,919,127,413)		3,949,153,091

OTHER ASSETS & LIABILITIES, NET - (32.02%)		(957,703,584)

NET ASSETS - 100.00%		$2,991,449,507

Notes to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments & Securities Lending Collateral	67.43%
U.S. Treasury Obligations	29.03%
Mortgage-Backed Securities	15.08%
Corporate Bonds & Notes	8.06%
Foreign Government Bonds	4.50%
Municipal Bonds	3.24%
Asset-Backed Securities	3.12%
U.S. Government Agency Issues	0.94%
Equity Securities	0.49%
Purchased Options	0.13%

132.02%
Other Assets & Liabilities, Net	(32.02%)

100.00%

(b) Securities with an approximate aggregate market value of $102,381,745 were segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2004:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Euro-Bund 10-Year Notes (03/05)	2,791	EUR 279,100,000	$1,827,602
Eurodollar (03/05)	199	$199,000,000	(176,613)
Eurodollar (06/05)	1,879	1,879,000,000	(1,675,330)
Eurodollar (09/05)	1,003	1,003,000,000	(323,249)
Eurodollar (12/06)	252	252,000,000	661,500
Japanese Government 10-Year Bond (03/05)	33	JPY 3,300,000,000	117,441
Municipal Bond (03/05)	13	$1,300,000	1,636
United Kingdom 90-Day GBP-LIBOR (03/05)	1,250	GBP 625,000,000	(77,187)
U.S. Treasury 5-Year Notes (03/05)	416	$41,600,000	49,414
U.S. Treasury 10-Year Notes (03/05)	9,434	943,400,000	4,205,167
U.S. Treasury 30-Year Bonds (03/05)	3,320	332,000,000	7,021,971
Short Futures Outstanding

United Kingdom 90-Day GBP-LIBOR (12/05) Strike @ 94.25 Purchased Put Options	447	GBP 223,500,000	283,987

			$11,916,339

(c) Restricted securities as of December 31, 2004:

Issuer and			Value as a %
Acquisition Dates	Cost	Value	of Net Assets

Morgan Stanley
06/28/04	$17,200,000	$17,129,705	0.57%
Nextel Communications Inc
03/17/04 - 03/25/04	4,465,632	4,450,522	0.15%
Northwest Airlines Corp
10/29/97	2,902,354	1,263,151	0.04%

	$24,567,986	$22,843,378	0.76%

(d) Investments sold short outstanding as of December 31, 2004:

	Principal
Type	Amount	Value

Fannie Mae
5.500% due 01/13/35 #	$121,500,000	$123,360,408
U.S. Treasury Notes
3.250% due 08/15/07 #	259,300,000	259,765,962
3.625% due 05/15/13 #	145,000,000	140,553,720
4.000% due 11/15/12 #	56,100,000	56,023,311

Total Investments sold short (Proceeds $578,834,308)		$579,703,401

(e) Transactions in written options for the year ended December 31, 2004, were as follows:

	Number of
	Contracts	Premium

Outstanding, December 31, 2003	840,600,000	$14,810,260
Call Options Written	15,800,962	608,815
Put Options Written	30,800,605	416,143
Call Options Expired	(32,300,000)	(810,730)
Put Options Expired	(51,300,000)	(1,631,340)
Call Options Repurchased	(92,500,150)	(1,573,625)
Put Options Repurchased	(107,500,000)	(1,396,500)

Outstanding, December 31, 2004	603,601,417	$10,423,023

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

(f) Premiums received and value of written options outstanding as of December 31, 2004:

		Pay/Receive
		Floating Rate
		Based on	Exercise	Expiration	Notional
Counterparty	Type	3-Month LIBOR	Rate	Date	Amount	Premium	Value

JPMorgan Chase & Co	Call — OTC 7-Year Swaption	Receive	5.000%	01/07/05	$61,000,000	$1,656,150	$2,518,568
JPMorgan Chase & Co	Put — OTC 7-Year Swaption	Pay	7.000%	01/07/05	61,000,000	1,262,700	61
JPMorgan Chase & Co	Call — OTC 7-Year Swaption	Receive	3.900%	01/31/05	15,800,000	66,360	3,144
JPMorgan Chase & Co	Put — OTC 7-Year Swaption	Pay	4.600%	01/31/05	15,800,000	93,418	24,095
Lehman Brothers Holdings Inc	Call — OTC 7-Year Swaption	Receive	4.000%	09/23/05	56,600,000	854,660	399,370
Merrill Lynch & Co Inc	Call — OTC 7-Year Swaption	Receive	4.000%	09/23/05	10,900,000	291,030	76,910
Merrill Lynch & Co Inc	Put — OTC 7-Year Swaption	Pay	6.000%	09/23/05	10,900,000	369,510	24,274
Morgan Stanley	Put — OTC 7-Year Swaption	Pay	6.000%	09/23/05	15,000,000	41,400	33,405
Lehman Brothers Holdings Inc	Put — OTC 7-Year Swaption	Pay	7.000%	09/23/05	41,600,000	640,640	13,728
JPMorgan Chase & Co	Call — OTC 7-Year Swaption	Receive	4.000%	10/31/05	157,500,000	2,464,875	1,200,938
JPMorgan Chase & Co	Put — OTC 7-Year Swaption	Pay	7.000%	10/31/05	157,500,000	1,984,500	86,783

		Strike Price		Number of Contracts
Citigroup Inc	Put — CBOT U.S. Treasury 10-Year Notes	109.00	02/18/05	605	281,325	103,984
Citigroup Inc	Call — CBOT U.S. Treasury 10-Year Notes	114.00	02/18/05	808	415,282	189,376
Merrill Lynch & Co Inc	Call — CBOT U.S. Treasury 10-Year Notes	114.00	02/18/05	4	1,173	937

					$10,423,023	$4,675,573

(g) Forward foreign currency contracts outstanding as of December 31, 2004, were as follows:

				Unrealized
				Appreciation
Contracts to buy or to sell	Currency	Principal Amount Covered by Contracts	Expiration	(Depreciation)

Buy	BRL	1,663,200	01/24/05	$65,113
Buy	BRL	1,664,880	02/22/05	36,368
Buy	BRL	2,229,000	03/14/05	41,432
Buy	CLP	107,406,387	02/03/05	17,735
Buy	CLP	517,655,800	02/17/05	59,246
Buy	CLP	450,273,000	03/14/05	50,574
Buy	CNY	90,821,250	09/26/05	36,677
Sell	CNY	90,821,250	09/26/05	(67,899)
Buy	EUR	12,412,000	01/10/05	290,822
Sell	EUR	6,237,000	01/10/05	(209,750)
Sell	GBP	4,675,000	01/13/05	(3,858)
Buy	INR	53,090,000	03/21/05	15,135
Buy	JPY	4,892,696,000	01/27/05	1,999,928
Sell	JPY	287,412,000	01/27/05	(456)
Buy	KRW	652,120,000	02/24/05	20,172
Buy	KRW	876,740,000	03/21/05	21,199
Buy	MXN	20,660,000	03/22/05	12,727
Buy	PEN	2,721,000	03/17/05	6,367
Buy	PLN	2,213,897	02/22/05	57,037
Buy	PLN	2,223,000	03/22/05	17,346
Buy	RUB	15,965,600	02/22/05	14,732
Buy	RUB	22,645,000	03/22/05	11,895
Buy	SGD	946,764	02/24/05	4,441
Buy	SGD	1,267,000	03/21/05	5,270
Buy	SKK	26,143,000	03/22/05	8,259
Buy	TWD	18,546,640	02/24/05	10,808
Buy	TWD	24,676,000	03/21/05	11,783

				$2,533,103

(h) Credit default swaps outstanding as of December 31, 2004:

						Unrealized
		Buy/Sell	Pay/Receive	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

Lehman Brothers Holdings Inc	Russian Federation 5.000% due 03/31/30	Sell	1.000%	07/24/05	$900,000	$1,242
Lehman Brothers Holdings Inc	Johnson & Johnson 3.800% due 05/15/13	Buy	0.110%	12/20/08	7,900,000	(5,969)
Lehman Brothers Holdings Inc	The Home Depot Inc 5.375% due 04/01/06	Buy	0.120%	12/20/08	7,900,000	(8,979)
Bank of America Corp	E.I. du Pont de Nemours 6.875% due 10/15/09	Buy	0.130%	12/20/08	7,200,000	(13,501)
Barclays Bank PLC	Wal-Mart Stores Inc 6.875% due 08/10/09	Buy	0.140%	12/20/08	800,000	(2,390)
Citigroup Inc	Wal-Mart Stores Inc 6.875% due 08/10/10	Buy	0.140%	12/20/08	12,600,000	(37,644)
Lehman Brothers Holdings Inc	Wal-Mart Stores Inc 3.375% due 10/01/08	Buy	0.140%	12/20/08	400,000	(1,195)
Credit Suisse First Boston Corp	Wal-Mart Stores Inc 3.375% due 10/01/09	Buy	0.150%	12/20/08	1,300,000	(4,369)
Barclays Bank PLC	Eli Lilly & Co 6.000% due 03/15/12	Buy	0.160%	12/20/08	8,700,000	(9,884)
Morgan Stanley	Emerson Electric Co 4.625% due 10/15/12	Buy	0.210%	12/20/08	6,000,000	(11,377)
Merrill Lynch & Co Inc	Gannett Co Inc 6.375% due 04/01/12	Buy	0.220%	12/20/08	2,200,000	(2,552)
Lehman Brothers Holdings Inc	Costco Wholesale Corp 5.500% due 03/15/07	Buy	0.240%	12/20/08	1,700,000	(7,013)

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

		Buy/Sell	Pay/Receive	Expiration	Notional	Unrealized
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Amount	Depreciation

Morgan Stanley	The Allstate Corp 6.125% due 02/15/12	Buy	0.260%	12/20/08	$10,000,000	($37,512)
The Bear Stearns Cos Inc	Eaton Corp 5.750% due 07/15/12	Buy	0.280%	12/20/08	8,000,000	(42,032)
Barclays Bank PLC	Fedex Corp 7.250% due 02/15/11	Buy	0.290%	12/20/08	2,400,000	(9,892)
Citigroup Inc	Fedex Corp 7.250% due 02/15/12	Buy	0.290%	12/20/08	3,500,000	(14,426)
Lehman Brothers Holdings Inc	Whirlpool Corp 8.600% due 05/01/10	Buy	0.290%	12/20/08	3,800,000	(11,668)
The Bear Stearns Cos Inc	TRW Inc 7.125% due 06/01/09	Buy	0.290%	12/20/08	1,000,000	(2,290)
UBS Securities Inc	TRW Inc 7.125% due 06/01/10	Buy	0.290%	12/20/08	1,100,000	(2,519)
Lehman Brothers Holdings Inc	Mascotech Inc 5.875% due 07/15/12	Buy	0.300%	12/20/08	3,300,000	(10,052)
Merrill Lynch & Co Inc	Ingersoll-Rand Co Ltd 6.480% due 06/01/25	Buy	0.320%	12/20/08	4,900,000	(23,976)
The Bear Stearns Cos Inc	Hewlett-Packard Co 6.500% due 07/01/12	Buy	0.320%	12/20/08	9,600,000	(64,746)
Lehman Brothers Holdings Inc	RadioShack Corp 7.375% due 05/15/11	Buy	0.350%	12/20/08	3,300,000	(16,110)
Credit Suisse First Boston Corp	Federated Department Stores Inc 6.625% due 04/01/11	Buy	0.410%	12/20/08	1,300,000	(9,285)
Credit Suisse First Boston Corp	Lockheed Martin Corp 8.200% due 12/01/09	Buy	0.440%	12/20/08	1,300,000	(11,249)
ABN Amro Securities LLC	Carnival Corp 6.150% due 04/15/08	Buy	0.480%	12/20/08	1,100,000	(12,377)
Lehman Brothers Holdings Inc	Northrop Grumman Corp 7.125% due 02/15/11	Buy	0.480%	12/20/08	3,200,000	(29,954)
Credit Suisse First Boston Corp	The Walt Disney Co 6.375% due 03/01/12	Buy	0.530%	12/20/08	1,300,000	(16,537)
Lehman Brothers Holdings Inc	Lockheed Martin Corp 8.200% due 12/01/09	Buy	0.530%	12/20/08	3,200,000	(38,424)
Credit Suisse First Boston Corp	Clear Channel Communications Inc 7.650% due 09/15/10	Buy	0.610%	12/20/08	1,300,000	(2,084)
Barclays Bank PLC	The Walt Disney Co 6.375% due 03/01/12	Buy	0.670%	12/20/08	3,900,000	(69,957)
Credit Suisse First Boston Corp	Albertson’s Inc 7.500% due 02/15/11	Buy	0.680%	12/20/08	1,300,000	(18,422)
Credit Suisse First Boston Corp	Goodrich Corp 7.625% due 12/15/12	Buy	0.900%	12/20/08	1,300,000	(28,692)
Lehman Brothers Holdings Inc	Goodrich Corp 7.625% due 12/15/13	Buy	0.970%	12/20/08	3,200,000	(78,959)
The Bear Stearns Cos Inc	Capital One Financial Corp 4.875% due 05/15/08	Buy	1.090%	12/20/08	2,200,000	(46,572)
JPMorgan Chase & Co	Capital One Financial Corp 8.750% due 02/01/07	Buy	1.350%	12/20/08	900,000	(27,702)

						($729,068)

(i) Interest rate swaps outstanding as of December 31, 2004:

						Unrealized
		Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Pay	3.000%	06/15/06	$2,000,000	($8,761)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Pay	4.000%	06/15/07	208,400,000	(213,074)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Pay	4.000%	08/15/07	221,900,000	(3,063,554)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Pay	4.000%	12/15/07	13,600,000	60,206
JPMorgan Chase & Co	3-Month SEK-LIBOR	Pay	4.500%	06/17/08	SEK 380,400,000	1,495,214
Merrill Lynch & Co	3-Month SEK-LIBOR	Pay	4.500%	06/17/08	121,600,000	527,731
Bank of America Corp	3-Month USD-LIBOR	Pay	4.000%	06/15/10	$32,600,000	14,641
Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.000%	06/15/10	243,700,000	109,450
Greenwich Capital Markets	3-Month USD-LIBOR	Pay	4.000%	06/15/10	103,400,000	573,779
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Pay	4.000%	06/15/10	58,500,000	195,078
Morgan Stanley	3-Month USD-LIBOR	Pay	4.000%	06/15/10	97,700,000	45,833
Morgan Stanley	6-Month JPY-LIBOR	Receive	2.000%	06/15/12	JPY 2,490,000,000	(875,651)
The Goldman Sachs Group Inc	6-Month JPY-LIBOR	Receive	2.000%	06/15/12	786,100,000	(250,766)
UBS Securities Inc	6-Month JPY-LIBOR	Receive	2.000%	06/15/12	1,000,000,000	(425,447)
Citibank NA	6-Month EUR-LIBOR	Receive	5.000%	06/17/12	EUR 31,000,000	(4,329,454)
UBS Securities Inc	6-Month EUR-LIBOR	Receive	5.000%	12/15/14	220,700,000	(24,639,159)
Bank of America Corp	3-Month USD-LIBOR	Receive	5.000%	12/16/14	$326,100,000	(1,017,696)
Bank of America Corp	3-Month USD-LIBOR	Receive	5.000%	06/15/15	91,400,000	440,549
Barclays Bank PLC	3-Month USD-LIBOR	Receive	5.000%	06/15/15	33,800,000	(119,889)
Lehman Brothers Holdings Inc	3-Month USD-LIBOR	Receive	5.000%	06/15/15	103,000,000	290,069
Morgan Stanley	3-Month USD-LIBOR	Receive	5.000%	06/15/15	86,500,000	(222,816)
The Goldman Sachs Group Inc	3-Month USD-LIBOR	Receive	5.000%	06/15/15	168,900,000	1,352,052
JPMorgan Chase & Co	6-Month EUR-LIBOR	Pay	5.000%	06/17/15	EUR 29,700,000	1,681,918
Bank of America Corp	3-Month USD-LIBOR	Pay	6.000%	12/16/19	$407,600,000	1,698,237
Greenwich Capital Markets	3-Month USD-LIBOR	Receive	6.000%	06/15/25	171,000,000	707,076
The Goldman Sachs Group Inc	6-Month EUR-LIBOR	Receive	6.175%	05/22/30	EUR 3,580,000	(1,396,319)
Barclays Bank PLC	6-Month GBP-LIBOR	Receive	5.000%	06/18/34	GBP 5,700,000	(308,491)
Morgan Stanley	6-Month GBP-LIBOR	Receive	5.000%	06/18/34	5,400,000	(35,583)
UBS Securities Inc	6-Month GBP-LIBOR	Receive	5.000%	06/18/34	3,100,000	(135,131)
JPMorgan Chase & Co	6-Month EUR-LIBOR	Pay	6.000%	06/18/34	EUR 23,400,000	1,680,235

						($26,169,723)

(j) Total return swaps outstanding as of December 31, 2004:

Unrealized
			Expiration	Notional	Appreciation
Counterparty	Receive Total Return	Pay	Date	Amount	(Depreciation)

Wachovia Securities Inc	Lehman Commercial Mortgage-	1-Month LIBOR
	Backed Securities Index	less 40 basis points	04/01/05	$8,500,000	$—

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 92.17%
Autos & Transportation - 6.21%
Arkansas Best Corp	177,700	$7,976,953
ArvinMeritor Inc †	327,100	7,317,227
Frontline Ltd (Bermuda)	87,400	3,877,064
Teekay Shipping Corp † (Bahamas)	113,200	4,766,852
Tidewater Inc †	212,300	7,560,003
USF Corp	162,500	6,166,875

		37,664,974

Consumer Discretionary - 11.41%
Banta Corp	152,800	6,839,328
Bob Evans Farms Inc	245,800	6,425,212
Brown Shoe Co Inc	151,300	4,513,279
Burlington Coat Factory Warehouse Corp	249,700	5,668,190
Handleman Co †	305,000	6,551,400
Intrawest Corp (Canada)	305,400	7,021,146
Kellwood Co	165,300	5,702,850
Landry’s Restaurants Inc	239,000	6,945,340
Libbey Inc	134,200	2,980,582
Russell Corp	267,600	5,212,848
Sturm Ruger & Co Inc	219,600	1,982,988
The Cato Corp ‘A’ †	168,000	4,841,760
World Fuel Services Corp †	90,400	4,501,920

		69,186,843

Consumer Staples - 6.39%
Casey’s General Stores Inc	286,600	5,201,790
Fresh Del Monte Produce Inc † (Cayman)	253,300	7,500,213
Ruddick Corp	277,900	6,027,651
Sanderson Farms Inc †	75,300	3,258,984
Sensient Technologies Corp †	248,900	5,971,111
Universal Corp VA	132,500	6,338,800
Weis Markets Inc	115,600	4,458,692

		38,757,241

Energy - 8.67%
Arch Coal Inc	130,100	4,623,754
Berry Petroleum Co ‘A’ †	151,600	7,231,320
Cabot Oil & Gas Corp	138,200	6,115,350
Frontier Oil Corp	110,000	2,932,600
Holly Corp †	220,100	6,134,187
Massey Energy Co †	155,100	5,420,745
Penn Virginia Corp	165,400	6,710,278
Range Resources Corp †	354,000	7,242,840
St. Mary Land & Exploration Co †	147,900	6,173,346

		52,584,420

Financial Services - 17.50%
AMCORE Financial Inc	154,400	4,968,592
AmerUs Group Co †	157,100	7,116,630
BancorpSouth Inc	191,800	4,674,166
CBL & Associates Properties Inc	65,400	4,993,290
Commercial Federal Corp	165,200	4,908,092
Delphi Financial Group Inc ‘A’	145,199	6,700,934
Equity One Inc †	300,400	7,128,492
First Industrial Realty Trust Inc	164,600	6,704,158
Healthcare Realty Trust Inc	175,900	7,159,130
Hilb Rogal & Hobbs Co	99,300	3,598,632
HRPT Properties Trust	416,400	5,342,412
LandAmerica Financial Group Inc †	119,900	6,466,207
Nationwide Health Properties Inc	292,500	6,946,875
New Plan Excel Realty Trust Inc	127,900	3,463,532
Old National Bancorp IN †	207,815	5,374,096
Scottish Re Group Ltd † (Bermuda)	297,200	7,697,480
Shurgard Storage Centers Inc ‘A’	133,700	5,884,137
Susquehanna Bancshares Inc	210,500	5,251,975
Washington Federal Inc	66,080	1,753,763

		106,132,593

Health Care - 4.13%
Arrow International Inc	193,300	5,990,367
Invacare Corp	134,600	6,226,596
Landauer Inc	84,000	3,838,800
Owens & Minor Inc	213,400	6,011,478
West Pharmaceutical Services Inc	117,600	2,943,528

		25,010,769

Materials & Processing - 20.74%
Acuity Brands Inc	226,200	7,193,160
Agnico-Eagle Mines Ltd † (Canada)	520,000	7,150,000
Albany International Corp ‘A’	187,900	6,606,564
Barnes Group Inc †	142,700	3,782,977
Commercial Metals Co	143,000	7,230,080
Corn Products International Inc	117,000	6,266,520
Ennis Inc	112,900	2,173,325
Goldcorp Inc † (Canada)	341,200	5,131,648
Harsco Corp	115,900	6,460,266
IAMGOLD Corp † (Canada)	883,100	5,837,291
IPSCO Inc (Canada)	188,400	9,005,520
Lennox International Inc †	338,900	6,896,615
Lubrizol Corp	184,800	6,811,728
Methanex Corp (Canada)	352,300	6,432,998
Mueller Industries Inc	147,300	4,743,060
Precision Castparts Corp	29,800	1,957,264
Rock-Tenn Co ‘A’	237,200	3,595,952
RPM International Inc	306,300	6,021,858
Universal Forest Products Inc	122,400	5,312,160
Valmont Industries Inc	208,700	5,240,457
WD-40 Co	215,500	6,122,355
York International Corp	166,800	5,761,272

		125,733,070

Multi-Industry - 2.20%
Lancaster Colony Corp	150,400	6,447,648
Teleflex Inc	132,400	6,876,856

		13,324,504

Producer Durables - 4.96%
Chicago Bridge & Iron Co NV ‘NY’ (Netherlands)	205,300	8,212,000
Crane Co	177,300	5,113,332
Curtiss-Wright Corp †	91,900	5,275,979
Lincoln Electric Holdings Inc	164,500	5,681,830
Regal-Beloit Corp †	203,400	5,817,240

		30,100,381

Technology - 0.39%
Cubic Corp †	54,500	1,371,765
Methode Electronics Inc	76,700	985,595

		2,357,360

Utilities - 9.57%
Atmos Energy Corp	172,500	4,717,875
Cleco Corp	308,700	6,254,262
Duquesne Light Holdings Inc †	164,100	3,093,285
Energen Corp	100,300	5,912,685
National Fuel Gas Co	170,700	4,837,638
Northwest Natural Gas Co †	140,400	4,737,096
Peoples Energy Corp †	152,800	6,715,560
UGI Corp	138,200	5,653,762
Vectren Corp	197,000	5,279,600

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Western Gas Resources Inc	210,800	$6,165,900
WGL Holdings Inc	150,200	4,632,168

		57,999,831

Total Common Stocks (Cost $447,979,909)		558,851,986

	Principal
	Amount
SHORT-TERM INVESTMENT - 7.82%
Repurchase Agreement - 7.82%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $47,406,925; collateralized by U.S. Treasury Bills 2.425% due 06/16/05 and market value $48,352,478)	$47,401,000	47,401,000

Total Short-Term Investment (Cost $47,401,000)		47,401,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.99% (Cost $495,380,909)		606,252,986

	Shares
SECURITIES LENDING COLLATERAL - 15.63%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $94,765,755)	94,765,755	94,765,755

TOTAL INVESTMENTS - 115.62% (Cost $590,146,664)		701,018,741

OTHER ASSETS & LIABILITIES, NET — (15.62%)		(94,680,554)

NET ASSETS - 100.00%		$606,338,187

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	23.45%
Materials & Processing	20.74%
Financial Services	17.50%
Consumer Discretionary	11.41%
Utilities	9.57%
Energy	8.67%
Consumer Staples	6.39%
Autos & Transportation	6.21%
Producer Durables	4.96%
Health Care	4.13%
Multi-Industry	2.20%
Technology	0.39%

115.62%
Other Assets & Liabilities, Net	(15.62%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
December 31, 2004

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 98.61%
Asset-Backed Securities - 5.92%
Caterpillar Financial Asset Trust 1.370% due 05/25/05 “	$4,616,864	$4,616,295
GE Commercial Equipment Financing LLC 2.370% due 11/20/05 “ §	16,223,254	16,223,254
Honda Auto Receivables Owner Trust 1.630% due 07/15/05 “	7,211,060	7,211,059
2.093% due 11/18/05 “	11,008,314	11,008,314
John Deere Owner Trust 1.140% due 05/13/05 “	5,713,351	5,713,351
Nissan Auto Receivables Owner Trust 1.930% due 09/15/05 “	18,482,058	18,482,058

		63,254,331

Certificates of Deposit - 2.81%
Washington Mutual Inc 2.260% due 01/07/05	30,000,000	30,000,000

Commercial Paper - 57.74%
3M Co 2.100% due 01/05/05	3,020,000	3,019,295
Abbott Laboratories 2.250% due 01/18/05	17,350,000	17,331,566
American Honda Finance Corp 2.310% due 01/19/05	14,540,000	14,523,206
2.310% due 01/25/05	19,200,000	19,170,432
BellSouth Corp 2.280% due 01/05/05	27,150,000	27,143,122
Bemis Co Inc 2.220% due 01/10/05	28,000,000	27,984,460
BMW U.S. Capital LLC 2.150% due 01/03/05	1,100,000	1,099,869
2.280% due 01/18/05	20,800,000	20,777,605
Canadian Wheat Board (Canada) 2.200% due 01/05/05	45,250,000	45,238,939
Caterpillar Financial Services Corp 2.270% due 01/20/05	13,500,000	13,483,826
Coca-Cola Enterprises Inc 2.180% due 01/03/05	6,600,000	6,599,201
Colgate-Palmolive Co 2.270% due 01/31/05	15,000,000	14,971,625
Equitable Resources Inc 2.260% due 01/18/05	21,200,000	21,177,375
2.310% due 01/25/05	21,000,000	20,967,660
First Data Corp 2.280% due 01/19/05	18,500,000	18,478,910
Fortune Brands Inc 2.350% due 02/22/05	15,000,000	14,949,083
Gannett Co Inc 2.280% due 01/19/05	5,700,000	5,693,502
Koch Industries LLC 2.280% due 01/18/05	24,350,000	24,323,783
2.290% due 01/19/05	8,900,000	8,889,810
Medtronic Inc 2.200% due 01/03/05	900,000	899,890
2.250% due 01/05/05	13,200,000	13,196,700
National Rural Utilities Cooperative Finance Corp 2.280% due 01/11/05	23,700,000	23,684,990
2.330% due 01/25/05	23,100,000	23,064,118
PepsiCo Inc 2.260% due 01/20/05	11,060,000	11,046,808
Province of Quebec (Canada) 2.250% due 01/07/05	19,550,000	19,542,669
2.250% due 01/18/05	3,950,000	3,945,803
Royal Bank of Scotland Group PLC (United Kingdom) 2.250% due 01/21/05	25,000,000	24,968,750
Societe Generale North America Inc 2.280% due 01/13/05	27,115,000	27,094,393
The Procter & Gamble Co 2.260% due 01/14/05	24,100,000	24,080,332
2.300% due 01/27/05	6,400,000	6,389,369
The Sherwin-Williams Co 2.200% due 01/10/05	4,925,000	4,922,290
2.280% due 01/14/05	8,635,000	8,627,891
The Southern Co Funding Corp 2.300% due 01/25/05	24,750,000	24,712,050
2.320% due 01/10/05	3,750,000	3,747,825
Toyota Motor Credit Corp (Japan) 2.240% due 01/05/05	20,350,000	20,344,935
Unilever Capital Corp 2.150% due 01/10/05	24,250,000	24,236,966
2.150% due 01/12/05	25,000,000	24,983,576
WPS Resources Corp 2.370% due 01/13/05	1,500,000	1,498,815

		616,811,439

Corporate Notes - 11.71%
American Express Credit Corp 2.428% due 06/24/05 §	24,500,000	24,506,775
American Honda Finance Corp 2.296% due 12/06/05 ~ §	7,800,000	7,800,000
Bank of Nova Scotia (Canada) 2.348% due 06/24/05 §	24,675,000	24,672,925
Fifth Third Bancorp 2.375% due 01/23/06 ~ §	18,725,000	18,725,000
Pfizer Inc 2.120% due 11/04/05 §	14,780,000	14,780,000
Toyota Motor Credit Corp (Japan) 2.420% due 08/09/05 §	10,000,000	10,006,537
UBS AG Stamford CT 2.421% due 09/22/05 §	24,640,000	24,629,708

		125,120,945

U.S. Government Agency Issues - 20.43%
Fannie Mae 1.360% due 05/03/05	24,500,000	24,491,018
1.810% due 05/27/05	24,750,000	24,750,000
2.250% due 07/26/05 §	49,000,000	48,997,234
Federal Home Loan Bank 1.470% due 05/04/05	24,500,000	24,500,000
1.660% due 05/16/05	24,750,000	24,750,000
2.180% due 01/05/05	19,250,000	19,245,337
2.307% due 09/16/05 §	26,905,000	26,898,588
2.510% due 11/04/05	24,600,000	24,600,000

		218,232,177

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
Repurchase Agreement - 0.00%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $57,007; collateralized by U.S. Treasury Bonds 7.625% due 11/15/22 and market value $60,391)	$57,000	$57,000

Total Short-Term Investments (Amortized Cost $1,053,475,892)		1,053,475,892

TOTAL INVESTMENTS - 98.61% (Amortized Cost $1,053,475,892)		1,053,475,892

OTHER ASSETS & LIABILITIES, NET - 1.39%		14,826,803

NET ASSETS - 100.00%		$1,068,302,695

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Commercial Paper	57.74%
U.S. Government Agency Issues	20.43%
Corporate Notes	11.71%
Asset-Backed Securities	5.92%
Certificates of Deposit	2.81%

98.61%
Other Assets & Liabilities, Net	1.39%

100.00%

See Notes to Financial Statements

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.12%
Financial Services - 0.12%
Fannie Mae 5.375% *	10	$1,056,250

Total Convertible Preferred Stocks (Cost $1,000,000)		1,056,250

PREFERRED STOCKS - 0.37%
Financial Services - 0.37%
Sovereign REIT ~	22,000	3,338,500

Total Preferred Stocks (Cost $1,958,000)		3,338,500

WARRANTS - 0.00%
Consumer Discretionary - 0.00%
Loral Space & Communications Ltd * Exp. 12/26/06	9,250	93

Financial Services - 0.00%
Ono Finance PLC + ~ (United Kingdom) Exp. 03/16/11	5,000	106

Materials & Processing - 0.00%
Asia Pulp & Paper Co Ltd * + ~ Exp. 03/15/05	2,500	—

Utilities - 0.00%
Metricom Inc * Exp. 02/15/10	3,000	30
NTELOS Inc * ~ Exp. 08/15/10	4,000	40

		70

Total Warrants (Cost $98,440)		269

COMMON STOCKS - 0.09%
Consumer Discretionary - 0.07%
Sleepmaster LLC *	2,638	675,064

Utilities - 0.02%
Call-Net Enterprises Inc ‘B’ * (Canada)	55,944	141,259

Total Common Stocks (Cost $566,235)		816,323

EXCHANGE TRADED FUND - 0.34%
Standard & Poor’s Depository Receipts Trust 1 †	25,000	3,021,750

Total Exchange Traded Fund (Cost $2,624,300)		3,021,750

	Principal
	Amount
CORPORATE BONDS & NOTES - 92.72%
Autos & Transportation - 3.55%
Amsted Industries Inc 10.250% due 10/15/11 ~	$2,000,000	2,270,000
Aviall Inc 7.625% due 07/01/11	2,000,000	2,140,000
Cooper Standard Automotive Inc 7.000% due 12/15/12 ~	1,000,000	1,020,000
Delco Remy International Inc 6.070% due 04/15/09 §	250,000	255,312
9.375% due 04/15/12 †	2,000,000	2,060,000
Dura Operating Corp 8.625% due 04/15/12 †	2,500,000	2,612,500
GulfMark Offshore Inc 7.750% due 07/15/14 ~	1,000,000	1,065,000
Keystone Automotive Operations Inc 9.750% due 11/01/13	500,000	537,500
Metaldyne Corp 10.000% due 11/01/13 ~	1,000,000	955,000
Navistar International Corp 7.500% due 06/15/11 †	1,000,000	1,077,500
Northwest Airlines Corp 10.000% due 02/01/09 †	1,500,000	1,271,250
Quality Distribution LLC 9.000% due 11/15/10 ~	1,000,000	1,002,500
Rexnord Corp 10.125% due 12/15/12	1,000,000	1,135,000
Tenneco Automotive Inc 8.625% due 11/15/14 ~	1,000,000	1,045,000
10.250% due 07/15/13	5,500,000	6,517,500
TRW Automotive Inc 9.375% due 02/15/13 †	2,677,000	3,118,705
11.000% due 02/15/13 †	902,000	1,091,420
Ultrapetrol Bahamas Ltd (Bahamas) 9.000% due 11/24/14 ~	1,500,000	1,505,625
United Components Inc 9.375% due 06/15/13	1,000,000	1,090,000

		31,769,812

Consumer Discretionary - 23.96%
Alderwoods Group Inc 7.750% due 09/15/12 ~	500,000	542,500
Allied Waste North America Inc 7.375% due 04/15/14 †	2,000,000	1,925,000
7.875% due 04/15/13	2,000,000	2,060,000
8.500% due 12/01/08	3,000,000	3,195,000
8.875% due 04/01/08	3,000,000	3,225,000
9.250% due 09/01/12	1,000,000	1,087,500
AMC Entertainment Inc 8.000% due 03/01/14	2,000,000	2,000,000
American Media Operation Inc 8.875% due 01/15/11 †	2,000,000	2,137,500
Caesars Entertainment Inc 7.875% due 03/15/10 †	1,500,000	1,696,875
CanWest Media Inc (Canada) 10.625% due 05/15/11	2,000,000	2,255,000

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
CBD Media Holdings LLC 9.250% due 07/15/12 ~	$2,000,000	$2,067,500
CBD Media Inc 8.625% due 06/01/11	1,000,000	1,062,500
CCO Holdings LLC 6.615% due 12/15/10 ~ §	2,500,000	2,512,500
8.750% due 11/15/13	1,000,000	1,037,500
Charter Communications Holdings LLC 10.750% due 10/01/09	2,000,000	1,830,000
Charter Communications Holdings II LLC 10.250% due 09/15/10	4,000,000	4,260,000
Charter Communications Operating LLC 8.000% due 04/30/12 ~	4,000,000	4,180,000
8.375% due 04/30/14 † ~	1,000,000	1,060,000
Corrections Corp of America 7.500% due 05/01/11	9,000,000	9,663,750
9.875% due 05/01/09	1,500,000	1,672,500
CSC Holdings Inc 6.750% due 04/15/12 ~	1,000,000	1,035,000
7.625% due 04/01/11	2,000,000	2,165,000
7.875% due 12/15/07	2,000,000	2,155,000
Dex Media East LLC 9.875% due 11/15/09 †	1,000,000	1,143,750
Dex Media Inc 8.000% due 11/15/13	1,500,000	1,631,250
Dex Media West LLC 5.875% due 11/15/11 ~	2,000,000	2,000,000
8.500% due 08/15/10	1,000,000	1,117,500
9.875% due 08/15/13	3,418,000	3,956,335
DirecTV Holdings LLC 8.375% due 03/15/13	1,000,000	1,126,250
EchoStar DBS Corp 6.625% due 10/01/14 ~	4,500,000	4,578,750
Entravision Communications Corp 8.125% due 03/15/09	3,000,000	3,217,500
Finlay Fine Jewelry Corp 8.375% due 06/01/12	1,500,000	1,627,500
Fisher Scientific International Inc 8.000% due 09/01/13	1,000,000	1,140,000
Granite Broadcasting Corp 9.750% due 12/01/10 †	2,000,000	1,920,000
Gray Television Inc 9.250% due 12/15/11	2,000,000	2,250,000
Herbst Gaming Inc 7.000% due 11/15/14 ~	1,250,000	1,271,875
8.125% due 06/01/12	1,500,000	1,612,500
Imax Corp (Canada) 9.625% due 12/01/10	2,000,000	2,190,000
Inn of the Mountain Gods Resort & Casino 12.000% due 11/15/10	1,000,000	1,175,000
Intrawest Corp (Canada) 7.500% due 10/15/13 ~	500,000	534,375
7.500% due 10/15/13	3,000,000	3,206,250
Iron Mountain Inc 7.750% due 01/15/15	4,000,000	4,080,000
8.625% due 04/01/13	2,000,000	2,135,000
Isle of Capri Casinos Inc 7.000% due 03/01/14 †	3,000,000	3,075,000
Jo-Ann Stores Inc 7.500% due 03/01/12	2,000,000	2,055,000
Kerzner International Ltd (Bahamas) 8.875% due 08/15/11	2,000,000	2,195,000
Lamar Media Corp 7.250% due 01/01/13	1,500,000	1,627,500
Landry’s Restaurants Inc 7.500% due 12/15/14 ~	2,000,000	1,995,000
Mandalay Resort Group 10.250% due 08/01/07 †	4,750,000	5,391,250
Mediacom Broadband LLC 11.000% due 07/15/13	1,000,000	1,080,000
Mediacom LLC 9.500% due 01/15/13	1,000,000	1,008,750
Medianews Group Inc 6.375% due 04/01/14 †	1,000,000	995,000
6.875% due 10/01/13	3,500,000	3,605,000
MGM MIRAGE 6.000% due 10/01/09	1,000,000	1,030,000
6.750% due 09/01/12	2,500,000	2,643,750
9.750% due 06/01/07 †	2,500,000	2,787,500
Mohegan Tribal Gaming Authority 7.125% due 08/15/14	1,000,000	1,057,500
Morris Publishing Group LLC 7.000% due 08/01/13	3,000,000	3,075,000
Nebraska Book Co Inc 8.625% due 03/15/12	3,000,000	3,090,000
Perry Ellis International Inc 8.875% due 09/15/13	1,500,000	1,582,500
Pinnacle Entertainment Inc 8.250% due 03/15/12	2,000,000	2,135,000
PRIMEDIA Inc 8.000% due 05/15/13	3,000,000	3,101,250
8.875% due 05/15/11 †	2,500,000	2,656,250
Riddell Bell Holdings Inc 8.375% due 10/01/12 ~	2,000,000	2,080,000
River Rock Entertainment Authority 9.750% due 11/01/11	3,000,000	3,378,750
Royal Caribbean Cruises Ltd (Liberia) 8.000% due 05/15/10 †	2,000,000	2,270,000
Salem Communications Corp 7.750% due 12/15/10	3,000,000	3,258,750
Sealy Mattress Co 8.250% due 06/15/14	4,000,000	4,260,000
Service Corp International 6.750% due 04/01/16	2,000,000	2,080,000
Simmons Bedding Co 7.875% due 01/15/14	1,750,000	1,820,000
Sinclair Broadcast Group Inc 8.000% due 03/15/12	5,500,000	5,871,250
8.750% due 12/15/11	2,000,000	2,187,500
Six Flags Inc 8.875% due 02/01/10 †	2,000,000	2,035,000
Sleepmaster LLC 11.000% due 05/15/09 + ¤	2,420,176	—
Speedway Motorsports Inc 6.750% due 06/01/13	1,000,000	1,057,500
Station Casinos Inc 6.500% due 02/01/14	3,000,000	3,097,500
6.875% due 03/01/16	5,000,000	5,231,250
Susquehanna Media Co 7.375% due 04/15/13	1,000,000	1,075,000
The Geo Group Inc 8.250% due 07/15/13	3,500,000	3,762,500
The Interpublic Group of Cos Inc 5.400% due 11/15/09	3,000,000	3,052,215
The Pep Boys-Manny, Moe & Jack 7.500% due 12/15/14 †	1,500,000	1,528,125
United Rentals North America Inc 6.500% due 02/15/12	4,000,000	3,920,000
7.750% due 11/15/13 †	1,000,000	985,000
Venetian Casino Resort LLC 11.000% due 06/15/10	3,000,000	3,438,750
Vertrue Inc 9.250% due 04/01/14	1,500,000	1,597,500
Videotron Ltee (Canada) 6.875% due 01/15/14 ~	3,000,000	3,116,250
Virgin River Casino Corp 9.000% due 01/15/12 ~	1,000,000	1,045,000

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
Warner Music Group 7.375% due 04/15/14 ~	$1,000,000	$1,030,000
Williams Scotsman Inc 9.875% due 06/01/07 †	2,500,000	2,512,500
WMG Holdings Corp 6.905% due 12/15/11 ~ §	1,500,000	1,518,750
Worldspan LP 9.625% due 06/15/11 †	1,500,000	1,500,000
Wynn Las Vegas LLC 6.625% due 12/01/14 ~	3,000,000	2,985,000

		214,619,800

Consumer Staples - 2.39%
Chiquita Brands International Inc 7.500% due 11/01/14 ~	2,500,000	2,543,750
Dole Food Co Inc 7.250% due 06/15/10	3,000,000	3,097,500
8.875% due 03/15/11	1,000,000	1,092,500
Pinnacle Foods Holding Corp 8.250% due 12/01/13 ~	2,000,000	1,915,000
Reddy Ice Group Inc 8.875% due 08/01/11	1,000,000	1,085,000
Roundy’s Inc 8.875% due 06/15/12	2,000,000	2,195,000
Smithfield Foods Inc 7.000% due 08/01/11	2,000,000	2,145,000
7.000% due 08/01/11 ~	2,000,000	2,145,000
Stater Brothers Holdings Inc 5.990% due 06/15/10 §	5,000,000	5,162,500

		21,381,250

Energy - 6.89%
AmeriGas Partners LP 8.875% due 05/20/11	3,000,000	3,285,000
ANR Pipeline Co 8.875% due 03/15/10	1,000,000	1,125,000
Calpine Corp 8.500% due 07/15/10 ~	1,000,000	862,500
9.625% due 09/30/14 † ~	1,000,000	1,040,000
Chesapeake Energy Corp 6.375% due 06/15/15 ~	1,000,000	1,032,500
7.000% due 08/15/14	500,000	535,000
7.500% due 09/15/13	1,000,000	1,093,750
Comstock Resources Inc 6.875% due 03/01/12	1,500,000	1,556,250
Denbury Resources Inc 7.500% due 04/01/13	1,000,000	1,085,000
Dynegy Holdings Inc 9.875% due 07/15/10 ~	6,500,000	7,296,250
El Paso Corp 7.000% due 05/15/11 †	5,000,000	5,081,250
El Paso Natural Gas Co 7.625% due 08/01/10	3,000,000	3,300,000
Gazprom OAO (Russia) 9.625% due 03/01/13 ~	3,000,000	3,555,000
Hanover Compressor Co 0.000% due 03/31/07	2,500,000	2,187,500
9.000% due 06/01/14	1,000,000	1,117,500
Hanover Equipment Trust ‘A’ 8.500% due 09/01/08 †	3,000,000	3,240,000
Hanover Equipment Trust ‘B’ 8.750% due 09/01/11 †	3,000,000	3,270,000
NRG Energy Inc 8.000% due 12/15/13 ~	6,000,000	6,570,000
Peabody Energy Corp 6.875% due 03/15/13 †	2,000,000	2,175,000
Plains Exploration & Production Co 8.750% due 07/01/12	2,000,000	2,245,000
Reliant Energy Inc 6.750% due 12/15/14	2,000,000	1,997,500
Stone Energy Corp 6.750% due 12/15/14 ~	1,000,000	1,002,500
Texas Genco LLC 6.875% due 12/15/14 ~	2,000,000	2,077,500
The Williams Cos Credit Linked Certificate Trust 6.750% due 04/15/09 ~	2,000,000	2,165,000
The Williams Cos Inc 8.125% due 03/15/12	1,500,000	1,740,000
Universal Compression Inc 7.250% due 05/15/10	1,000,000	1,072,500

		61,707,500

Financial Services - 10.83%
AAC Group Holding Corp 0.000% due 10/01/12 ~	2,600,000	1,761,500
Arch Western Finance LLC 6.750% due 07/01/13	1,000,000	1,037,500
6.750% due 07/01/13 ~	2,000,000	2,075,000
BCP Caylux Holdings SCA (Luxembourg) 9.625% due 06/15/14 ~	4,000,000	4,530,000
Borden U.S. Finance Corp 6.820% due 07/15/10 ~ §	2,000,000	2,100,000
9.000% due 07/15/14 ~	1,000,000	1,115,000
Calpine Canada Energy Finance ULC (Canada) 8.500% due 05/01/08	142,000	117,150
CDRV Investors Inc 0.000% due 01/01/15 ~	3,500,000	2,191,875
Couche-Tard US LP 7.500% due 12/15/13	2,000,000	2,155,000
Dollar Financial Group Inc 9.750% due 11/15/11	3,500,000	3,815,000
Dow Jones CDX HY 7.750% due 12/29/09 † ~	10,000,000	10,293,750
E*TRADE Financial Corp 8.000% due 06/15/11 ~	3,000,000	3,240,000
Eircom Funding (Ireland) 8.250% due 08/15/13	1,500,000	1,665,000
Elan Finance PLC (Ireland) 6.510% due 11/15/11 ~ §	5,000,000	5,287,500
7.750% due 11/15/11 ~	2,000,000	2,140,000
Fairfax Financial Holdings Ltd (Canada) 7.750% due 04/26/12	4,000,000	4,100,000
FelCor Lodging LP 9.000% due 06/01/11	4,250,000	4,834,375
Gaz Capital SA (Russia) 8.625% due 04/28/34 † ~	1,000,000	1,175,000
Global Cash Access LLC 8.750% due 03/15/12	1,000,000	1,082,500
Harvest Operations Corp (Canada) 7.875% due 10/15/11 ~	1,000,000	1,012,500
Host Marriott LP 7.000% due 08/15/12 ~	3,000,000	3,187,500
7.125% due 11/01/13	1,000,000	1,073,750
9.500% due 01/15/07	2,500,000	2,750,000
K&F Acquisition Inc 7.750% due 11/15/14 ~	2,000,000	2,075,000
La Quinta Properties Inc 8.875% due 03/15/11	2,000,000	2,240,000
Level 3 Financing Inc 10.750% due 10/15/11 † ~	3,000,000	2,730,000
MeriStar Hospitality Corp 9.000% due 01/15/08	2,000,000	2,117,500
R.H. Donnelley Finance Corp I 8.875% due 12/15/10 †	1,500,000	1,680,000
10.875% due 12/15/12	1,500,000	1,788,750
Refco Finance Holdings LLC 9.000% due 08/01/12 ~	5,000,000	5,500,000

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
RMCC Acquisition Co 9.500% due 11/01/12 † ~	$1,000,000	$1,002,500
Senior Housing Properties Trust 7.875% due 04/15/15	1,500,000	1,661,250
The FINOVA Group Inc 7.500% due 11/15/09	2,190,000	1,084,050
Thornburg Mortgage Inc 8.000% due 05/15/13	5,000,000	5,337,500
Universal City Florida Holding Co 7.200% due 05/01/10 ~ §	1,000,000	1,045,000
8.375% due 05/01/10 ~	500,000	521,250
Ventas Realty LP 6.625% due 10/15/14 ~	250,000	256,875
8.750% due 05/01/09	1,000,000	1,126,250
9.000% due 05/01/12	2,000,000	2,342,500
Western Financial Bank 9.625% due 05/15/12	1,500,000	1,717,500

		96,965,825

Health Care - 4.96%
Ardent Health Services Inc 10.000% due 08/15/13	2,000,000	2,110,000
Community Health Systems Inc 6.500% due 12/15/12 ~	2,000,000	2,025,000
Encore Medical Corp 9.750% due 10/01/12 ~	2,000,000	2,030,000
Extendicare Health Services Inc 6.875% due 05/01/14	1,000,000	1,025,000
9.500% due 07/01/10	1,500,000	1,687,500
HCA Inc 5.500% due 12/01/09	1,000,000	1,001,390
6.375% due 01/15/15	4,000,000	4,023,568
IASIS Healthcare LLC 8.750% due 06/15/14	3,000,000	3,285,000
Medical Device Manufacturing Inc 10.000% due 07/15/12 ~	1,500,000	1,623,750
PacifiCare Health Systems Inc 10.750% due 06/01/09	1,625,000	1,885,000
Psychiatric Solutions Inc 10.625% due 06/15/13	2,250,000	2,615,625
Team Health Inc 9.000% due 04/01/12 †	2,000,000	1,965,000
Tenet Healthcare Corp 6.500% due 06/01/12	1,000,000	930,000
9.875% due 07/01/14 ~	2,000,000	2,190,000
The Jean Coutu Group PJC Inc (Canada)
7.625% due 08/01/12 ~	1,500,000	1,593,750
Triad Hospitals Inc 7.000% due 05/15/12	1,000,000	1,057,500
7.000% due 11/15/13	1,000,000	1,027,500
United Surgical Partners International Inc 10.000% due 12/15/11	2,000,000	2,290,000
Valeant Pharmaceuticals International 7.000% due 12/15/11	4,500,000	4,702,500
Vanguard Health Holding Co II LLC 9.000% due 10/01/14 ~	2,000,000	2,150,000
VWR International Inc 8.000% due 04/15/14 ~	3,000,000	3,217,500

		44,435,583

Integrated Oils - 1.50%
Belden & Blake Corp 8.750% due 07/15/12 ~	2,000,000	2,040,000
CITGO Petroleum Corp 6.000% due 10/15/11 ~	1,000,000	1,000,000
Northwest Pipeline Corp 8.125% due 03/01/10	1,000,000	1,111,250
SESI LLC 8.875% due 05/15/11	2,500,000	2,750,000
The Premcor Refining Group Inc 7.500% due 06/15/15	2,000,000	2,175,000
7.750% due 02/01/12 †	3,000,000	3,322,500
Venoco Inc 8.750% due 12/15/11 ~	1,000,000	1,035,000

		13,433,750

Materials & Processing - 12.96%
Abitibi-Consolidated Inc (Canada) 5.990% due 06/15/11 † §	1,000,000	1,035,000
7.750% due 06/15/11 †	2,000,000	2,110,000
Ainsworth Lumber Co Ltd (Canada) 6.299% due 10/01/10 ~ §	2,000,000	2,050,000
6.750% due 03/15/14 †	1,000,000	983,750
7.250% due 10/01/12 ~	2,000,000	2,045,000
Asia Aluminum Holdings Ltd (Bermuda) 8.000% due 12/23/11 ~	2,000,000	2,030,000
Bear Island Paper Co LLC 10.000% due 12/01/07	2,000,000	1,930,000
Berry Plastics Corp 10.750% due 07/15/12	2,500,000	2,875,000
Bowater Inc 6.500% due 06/15/13 †	3,000,000	3,015,426
Buckeye Technologies Inc 8.500% due 10/01/13	2,500,000	2,725,000
Cascades Inc (Canada) 7.250% due 02/15/13	1,000,000	1,065,000
Crompton Corp 7.670% due 08/01/10 ~ §	1,500,000	1,638,750
Crown European Holdings SA (France) 9.500% due 03/01/11	3,000,000	3,435,000
10.875% due 03/01/13	1,000,000	1,187,500
Equistar Chemicals LP 10.625% due 05/01/11 †	4,000,000	4,660,000
Freeport-McMoRan Copper & Gold Inc 6.875% due 02/01/14	3,000,000	2,996,250
10.125% due 02/01/10	2,000,000	2,295,000
Georgia-Pacific Corp 7.375% due 07/15/08	3,000,000	3,277,500
8.875% due 02/01/10	1,500,000	1,753,125
Gerdau Ameristeel Corp (Canada) 10.375% due 07/15/11 †	2,000,000	2,355,000
Graham Packaging Co Inc 8.500% due 10/15/12 ~	2,000,000	2,110,000
9.875% due 10/15/14 ~	2,000,000	2,145,000
Graphic Packaging International Corp 8.500% due 08/15/11	2,000,000	2,195,000
Great Lakes Dredge & Dock Corp 7.750% due 12/15/13 †	1,000,000	915,000
Hercules Inc 6.750% due 10/15/29	2,000,000	2,075,000
Huntsman International LLC 7.375% due 01/01/15 ~	2,000,000	2,015,000
Huntsman LLC 11.625% due 10/15/10	2,000,000	2,375,000
11.750% due 07/15/12 † ~	1,000,000	1,187,500
IMCO Recycling Escrow Inc 9.000% due 11/15/14 † ~	250,000	261,250
Jefferson Smurfit Corp 8.250% due 10/01/12	3,000,000	3,285,000
LNR Property Corp 7.250% due 10/15/13	2,000,000	2,262,500
Lyondell Chemical Co 9.500% due 12/15/08	2,000,000	2,180,000
9.625% due 05/01/07 †	1,000,000	1,105,000
9.875% due 05/01/07	700,000	736,750
10.500% due 06/01/13 †	1,000,000	1,195,000
11.125% due 07/15/12 †	1,000,000	1,192,500

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount		Value
Methanex Corp (Canada) 8.750% due 08/15/12		$2,000,000	$2,345,000
Millar Western Forest Products Ltd (Canada) 7.750% due 11/15/13		1,000,000	1,075,000
Millennium America Inc 9.250% due 06/15/08 †		2,000,000	2,285,000
Mueller Group Inc 6.910% due 11/01/11 §		1,000,000	1,040,000
Nalco Co 7.750% due 11/15/11		1,000,000	1,085,000
8.875% due 11/15/13		2,000,000	2,205,000
Neenah Paper Inc 7.375% due 11/15/14 ~		500,000	510,000
NOVA Chemicals Corp (Canada) 6.500% due 01/15/12		2,000,000	2,130,000
Owens-Brockway Glass Containers Inc 6.750% due 12/01/14 ~		1,000,000	1,015,000
7.750% due 05/15/11		2,500,000	2,718,750
8.250% due 05/15/13 †		2,000,000	2,210,000
8.750% due 11/15/12 †		2,000,000	2,265,000
8.875% due 02/15/09		3,000,000	3,273,750
Rhodia SA (France) 7.625% due 06/01/10 †		2,500,000	2,518,750
Rockwood Specialties Group Inc 7.625% due 11/15/14 ~	EUR	1,000,000	1,396,003
Ryerson Tull Inc 8.250% due 12/15/11 ~		$1,000,000	1,015,000
Silgan Holdings Inc 6.750% due 11/15/13		2,000,000	2,090,000
Sino-Forest Corp (Canada) 9.125% due 08/17/11 ~		3,000,000	3,292,500
Smurfit-Stone Container Corp 8.375% due 07/01/12		1,500,000	1,642,500
Tembec Industries Inc (Canada) 8.500% due 02/01/11		1,000,000	1,010,000
Trimas Corp 9.875% due 06/15/12		3,000,000	3,195,000
Valmont Industries Inc 6.875% due 05/01/14		1,000,000	1,045,000
Vedanta Resources PLC (United Kingdom) 6.625% due 02/22/10 ~		2,000,000	2,026,440

			116,086,494

Multi-Industry - 0.80%
J.B. Poindexter & Co Inc 8.750% due 03/15/14 ~		1,000,000	1,067,500
Sequa Corp 8.875% due 04/01/08		3,000,000	3,300,000
9.000% due 08/01/09		500,000	566,250
SPX Corp 7.500% due 01/01/13		2,000,000	2,180,000

			7,113,750

Producer Durables - 7.41%
Alliant Techsystems Inc 8.500% due 05/15/11		2,500,000	2,750,000
American Tower Corp 7.125% due 10/15/12 ~		2,500,000	2,568,750
7.500% due 05/01/12 †		2,000,000	2,110,000
American Towers Inc 7.250% due 12/01/11		1,500,000	1,597,500
Argo-Tech Corp 9.250% due 06/01/11		1,000,000	1,102,500
Case New Holland Inc 9.250% due 08/01/11 ~		3,000,000	3,352,500
Crown Castle International Corp 7.500% due 12/01/13 †		2,000,000	2,160,000
7.500% due 12/01/13		3,000,000	3,240,000
9.375% due 08/01/11		3,500,000	3,937,500
Dresser Inc 9.375% due 04/15/11		4,000,000	4,400,000
Dresser-Rand Group Inc 7.375% due 11/01/14 ~		1,000,000	1,025,000
FIMEP SA (France) 10.500% due 02/15/13		1,000,000	1,190,000
Flowserve Corp 12.250% due 08/15/10		1,000,000	1,110,000
General Cable Corp 9.500% due 11/15/10 †		1,000,000	1,135,000
Goodman Global Holding Co Inc 5.760% due 06/15/12 ~ §		1,000,000	1,020,000
Park-Ohio Industries Inc 8.375% due 11/15/14 ~		1,000,000	1,005,000
Rayovac Corp 8.500% due 10/01/13		1,000,000	1,115,000
SBA Communications Corp 8.500% due 12/01/12 ~		1,500,000	1,537,500
10.250% due 02/01/09		2,000,000	2,130,000
Standard Pacific Corp 9.500% due 09/15/10 †		2,500,000	2,700,000
Terex Corp 7.375% due 01/15/14		4,500,000	4,848,750
9.250% due 07/15/11		2,000,000	2,255,000
10.375% due 04/01/11 †		2,500,000	2,812,500
The Manitowoc Co Inc 7.125% due 11/01/13		1,000,000	1,087,500
10.500% due 08/01/12 †		1,250,000	1,443,750
THL Buildco Inc 8.500% due 09/01/14 ~		1,000,000	1,050,000
TransDigm Inc 8.375% due 07/15/11		2,000,000	2,155,000
Vought Aircraft Industries Inc 8.000% due 07/15/11		2,000,000	1,955,000
Xerox Corp 6.875% due 08/15/11		3,000,000	3,210,000
7.125% due 06/15/10 †		3,000,000	3,255,000
7.625% due 06/15/13		1,000,000	1,102,500

			66,361,250

Technology - 3.07%
Amkor Technology Inc 9.250% due 02/15/08 †		4,000,000	4,110,000
Celestica Inc (Canada) 7.875% due 07/01/11 †		1,500,000	1,616,250
DRS Technologies Inc 6.875% due 11/01/13 ~		1,500,000	1,575,000
Flextronics International Ltd (Singapore) 6.250% due 11/15/14 ~		3,000,000	2,985,000
Freescale Semiconductor Inc 4.820% due 07/15/09 §		3,000,000	3,138,750
6.875% due 07/15/11		3,000,000	3,232,500
L-3 Communications Corp 6.125% due 07/15/13		1,500,000	1,556,250
6.125% due 01/15/14		1,500,000	1,552,500
Solectron Corp 7.375% due 03/01/06		2,000,000	2,075,000
9.625% due 02/15/09 †		1,000,000	1,105,000
STATS ChipPAC Ltd (Singapore) 6.750% due 11/15/11 ~		3,000,000	2,985,000
The Titan Corp 8.000% due 05/15/11		1,500,000	1,605,000

			27,536,250

Utilities - 14.40%
AirGate PCS Inc 5.850% due 10/15/11 ~ §		500,000	516,250
Allegheny Energy Supply Co LLC 8.250% due 04/15/12 † ~		142,000	159,395

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
AT&T Corp 9.050% due 11/15/11	$3,000,000	$3,468,750
Cablevision Systems Corp 6.669% due 04/01/09 † ~ §	2,000,000	2,130,000
8.000% due 04/15/12 † ~	4,000,000	4,290,000
Cincinnati Bell Inc 7.250% due 07/15/13 †	3,000,000	3,097,500
CMS Energy Corp 7.750% due 08/01/10 †	5,000,000	5,493,750
Dobson Cellular Systems 8.375% due 11/01/11 † ~	1,000,000	1,037,500
Ferrellgas Partners LP 8.750% due 06/15/12	3,500,000	3,832,500
Inergy LP 6.875% due 12/15/14 ~	3,000,000	3,030,000
Ipalco Enterprises Inc 8.625% due 11/14/11	1,500,000	1,687,500
Kabel Deutschland GmbH (Germany) 10.625% due 07/01/14 ~	3,000,000	3,465,000
Midwest Generation LLC 8.750% due 05/01/34	8,000,000	9,120,000
Mirant Americas Generation LLC 8.300% due 05/01/11 ¤	2,000,000	2,125,000
MSW Energy Holdings II LLC 7.375% due 09/01/10	2,000,000	2,110,000
National Waterworks Inc 10.500% due 12/01/12	1,000,000	1,130,000
Nevada Power Co 6.500% due 04/15/12 †	500,000	531,250
9.000% due 08/15/13	1,500,000	1,762,500
New Skies Satellites NV (Netherlands) 7.438% due 11/01/11 ~ §	3,000,000	3,105,000
9.125% due 11/01/12 ~	1,000,000	1,025,000
Nextel Communications Inc 6.875% due 10/31/13	2,500,000	2,725,000
7.375% due 08/01/15	4,000,000	4,420,000
Nextel Partners Inc 8.125% due 07/01/11	5,000,000	5,575,000
NorthWestern Corp 5.875% due 11/01/14 ~	750,000	770,978
PanAmSat Corp 9.000% due 08/15/14 ~	6,000,000	6,727,500
PanAmSat Holding Corp 0.000% due 11/01/14 ~	4,100,000	2,839,250
Philippine Long Distance Telephone Co (Philippines) 8.350% due 03/06/17	1,000,000	925,000
11.375% due 05/15/12 †	1,500,000	1,728,750
Qwest Communications International Inc 7.250% due 02/15/11 † ~	5,000,000	5,150,000
7.500% due 02/15/14 † ~	2,000,000	2,030,000
Qwest Corp 7.875% due 09/01/11 ~	6,000,000	6,540,000
9.125% due 03/15/12 ~	1,000,000	1,160,000
Rogers Cable Inc (Canada) 6.250% due 06/15/13	1,000,000	1,007,500
6.750% due 03/15/15 ~	1,000,000	1,027,500
7.875% due 05/01/12	2,500,000	2,750,000
Rogers Wireless Communications Inc (Canada) 5.525% due 12/15/10 ~ §	1,000,000	1,052,500
7.250% due 12/15/12 ~	1,000,000	1,065,000
Rural Cellular Corp 8.250% due 03/15/12	1,000,000	1,062,500
9.875% due 02/01/10 †	2,500,000	2,556,250
Sierra Pacific Resources 8.625% due 03/15/14	3,000,000	3,405,000
TECO Energy Inc 7.500% due 06/15/10	3,000,000	3,330,000
The AES Corp 7.750% due 03/01/14 †	5,000,000	5,450,000
8.750% due 06/15/08	1,000,000	1,100,000
8.750% due 05/15/13 ~	4,000,000	4,565,000
8.875% due 02/15/11	1,412,000	1,620,270
9.000% due 05/15/15 ~	1,000,000	1,150,000
Triton PCS Inc 8.500% due 06/01/13	2,000,000	1,940,000
Western Wireless Corp 9.250% due 07/15/13	2,000,000	2,185,000

		128,974,893

Total Corporate Bonds & Notes (Cost $780,492,072)		830,386,157

CONVERTIBLE CORPORATE BONDS & NOTES - 0.57%
Consumer Discretionary - 0.23%
Amazon.com Inc 4.750% due 02/01/09	2,000,000	2,012,500

Energy - 0.12%
El Paso Corp 0.000% due 02/28/21	2,000,000	1,062,500

Health Care - 0.17%
LifePoint Hospitals Holdings Inc 4.500% due 06/01/09	1,500,000	1,505,625

Technology - 0.05%
Nortel Networks Corp (Canada) 4.250% due 09/01/08	500,000	488,750

Total Convertible Corporate Bonds & Notes (Cost $4,847,318)		5,069,375

FOREIGN GOVERNMENT BONDS - 0.73%
Brazil ‘C’ Brady Bond (Brazil) 8.000% due 04/15/14	1,114,130	1,147,317
Republic of Brazil (Brazil) 9.250% due 10/22/10	2,000,000	2,246,000
Republic of Panama (Panama) 7.250% due 03/15/15	2,000,000	2,090,000
Republic of Venezuela (Venezuela) 8.500% due 10/08/14	1,000,000	1,062,500

Total Foreign Government Bonds (Cost $5,821,332)		6,545,817

SHORT-TERM INVESTMENTS - 3.73%
Commercial Paper - 3.73%
Caterpillar Financial Services Corp 2.240% due 01/24/05	5,500,000	5,492,129
Danske Corp (Denmark) 2.350% due 01/04/05	4,700,000	4,699,079
Kimberly-Clark Worldwide Inc 2.220% due 01/07/05	5,660,000	5,657,906
Medtronic Inc 2.200% due 01/03/05	5,850,000	5,849,285

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
PepsiCo Inc 2.260% due 01/20/05	$5,500,000	$5,493,440
Societe Generale North America Inc 2.280% due 01/13/05	6,225,000	6,220,269

		33,412,108

Repurchase Agreement - 0.00%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $31,004; collateralized by U.S. Treasury Notes 1.875% due 12/31/05 and market value $34,700)	31,000	31,000

Total Short-Term Investments (Cost $33,443,108)		33,443,108

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 98.67% (Cost $830,850,805)		883,677,549

	Shares
SECURITIES LENDING COLLATERAL - 13.07%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $117,091,075)	117,091,075	117,091,075

TOTAL INVESTMENTS - 111.74% (Cost $947,941,880)		1,000,768,624

OTHER ASSETS & LIABILITIES, NET — (11.74%)		(105,150,509)

NET ASSETS - 100.00%		$895,618,115

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	24.26%
Short-Term Investments & Securities Lending Collateral	16.80%
Utilities	14.42%
Materials & Processing	12.96%
Financial Services	11.32%
Producer Durables	7.41%
Energy	7.01%
Health Care	5.13%
Autos & Transportation	3.55%
Technology	3.12%
Consumer Staples	2.39%
Integrated Oils	1.50%
Multi-Industry	0.80%
Foreign Government Bonds	0.73%
Exchange Traded Fund	0.34%

111.74%
Other Assets & Liabilities, Net	(11.74%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 4.12%
Financial Services - 1.20%
Conseco Inc 5.500%	13,380	$354,570
Lehman Brothers Holdings Inc 6.250%	7,270	196,290
State Street Corp 6.750%	1,100	246,400
The Chubb Corp 7.000% †	6,300	189,000
The Hartford Financial Services Group Inc 6.000% †	7,000	453,460
The Hartford Financial Services Group Inc 7.000%	18,760	1,237,222
The PMI Group Inc 5.875%	6,400	169,216

		2,846,158

Health Care - 0.10%
Baxter International Inc 7.000% †	950	53,637
Schering-Plough Corp 6.000%	3,500	196,350

		249,987

Integrated Oils - 0.31%
Amerada Hess Corp 7.000%	9,800	724,710

Materials & Processing - 0.14%
Freeport-McMoRan Copper & Gold Inc 5.500% ~	90	88,200
Hercules Trust II 6.500% *	290	249,400

		337,600

Producer Durables - 1.78%
Xerox Corp 6.250% †	28,550	4,219,976

Utilities - 0.59%
CenterPoint Energy Inc 2.000% §	25,190	931,854
ONEOK Inc 8.500% †	11,800	421,260
Sempra Energy 8.500%	1,275	39,678

		1,392,792

Total Convertible Preferred Stocks (Cost $8,191,810)		9,771,223

COMMON STOCKS - 94.12%
Autos & Transportation - 3.44%
Canadian National Railway Co (Canada)	26,268	1,608,915
Lear Corp	33,510	2,044,445
Union Pacific Corp	66,776	4,490,686

		8,144,046

Consumer Discretionary - 10.07%
AutoZone Inc * †	12,685	1,158,267
Cendant Corp	61,892	1,447,035
Fox Entertainment Group Inc ‘A’ *	14,800	462,648
Harrah’s Entertainment Inc †	34,072	2,279,076
Hilton Hotels Corp	19,400	441,156
Kimberly-Clark Corp	1,070	70,417
Las Vegas Sands Corp *	1,051	50,448
Liberty Media Corp ‘A’ *	170,455	1,871,596
Liberty Media International Inc ‘A’ *	12,844	593,778
Limited Brands Inc	36,216	833,692
Mattel Inc	71,505	1,393,632
McDonald’s Corp	70,260	2,252,536
Office Depot Inc *	96,638	1,677,636
OfficeMax Inc †	28,642	898,786
Republic Services Inc	35,000	1,173,900
Service Corp International * †	309,269	2,304,054
The Walt Disney Co	56,439	1,569,004
Viacom Inc ‘B’	24,700	898,833
Whirlpool Corp	35,500	2,456,955

		23,833,449

Consumer Staples - 5.29%
Altria Group Inc	98,900	6,042,790
Coca-Cola Enterprises Inc	77,900	1,624,215
Colgate-Palmolive Co	26,598	1,360,754
General Mills Inc	29,430	1,462,965
H.J. Heinz Co	38,993	1,520,337
Rite Aid Corp * †	119,345	436,803
SUPERVALU Inc	1,647	56,854

		12,504,718

Energy - 0.48%
Valero Energy Corp	24,963	1,133,320

Financial Services - 34.39%
ACE Ltd (Bermuda)	85,974	3,675,388
American International Group Inc	30,919	2,030,451
Aon Corp	33,066	788,955
AXIS Capital Holdings Ltd † (Bermuda)	38,171	1,044,359
Bank of America Corp	180,139	8,464,732
Berkshire Hathaway Inc ‘B’ *	390	1,145,040
Capital One Financial Corp	9,300	783,153
CIGNA Corp	19,100	1,557,987
Citigroup Inc	231,286	11,143,359
Countrywide Financial Corp	28,814	1,066,406
Endurance Specialty Holdings Ltd (Bermuda)	6,100	208,620
Fannie Mae	35,631	2,537,284
Freddie Mac	61,206	4,510,882
JPMorgan Chase & Co	140,995	5,500,215
Lehman Brothers Holdings Inc	14,087	1,232,331
MBIA Inc	11,350	718,228
MBNA Corp	25,995	732,799
Merrill Lynch & Co Inc	38,917	2,326,069
MetLife Inc	15,056	609,919
Montpelier Re Holdings Ltd † (Bermuda)	14,015	538,877
Morgan Stanley	46,151	2,562,304
Providian Financial Corp *	39,000	642,330
State Street Corp	76,577	3,761,462
The Bank of New York Co Inc	44,366	1,482,712
The Chubb Corp	8,091	622,198
The PMI Group Inc	13,400	559,450
The St. Paul Travelers Cos Inc	50,645	1,877,410
U.S. Bancorp	246,319	7,714,711
Wachovia Corp	94,550	4,973,330
Wells Fargo & Co	62,506	3,884,748
Willis Group Holdings Ltd † (United Kingdom)	16,086	662,261
XL Capital Ltd ‘A’ (Bermuda)	25,731	1,998,012

		81,355,982

Health Care - 3.10%
Abbott Laboratories	73,860	3,445,569
Baxter International Inc	5,500	189,970
Johnson & Johnson	10,394	659,187
Medco Health Solutions Inc *	28,500	1,185,600
Pfizer Inc	52,026	1,398,979
Wyeth	10,400	442,936

		7,322,241

Integrated Oils - 10.99%
Amerada Hess Corp	14,509	1,195,251
BP PLC ADR (United Kingdom)	39,785	2,323,444
ChevronTexaco Corp	119,975	6,299,887
Exxon Mobil Corp	226,800	11,625,768

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Marathon Oil Corp	42,789	$1,609,294
Noble Corp *	12,100	601,854
Unocal Corp	54,422	2,353,207

		26,008,705

Materials & Processing - 4.84%
Alcoa Inc	17,514	550,290
Avery Dennison Corp	4,075	244,378
Energizer Holdings Inc *	9,000	447,210
Engelhard Corp	13,152	403,372
Masco Corp	109,446	3,998,062
Neenah Paper Inc * †	32	1,043
PPG Industries Inc	16,411	1,118,574
Smurfit-Stone Container Corp *	85,700	1,600,876
Sonoco Products Co	42,857	1,270,710
The Dow Chemical Co	36,790	1,821,473

		11,455,988

Multi-Industry - 4.75%
Eaton Corp	10,900	788,724
General Electric Co	81,453	2,973,034
Honeywell International Inc	62,737	2,221,517
Tyco International Ltd (Bermuda)	147,120	5,258,069

		11,241,344

Producer Durables - 4.58%
Dover Corp	24,404	1,023,504
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	37,602	3,019,441
Lennar Corp ‘A’	18,543	1,051,017
Lockheed Martin Corp	33,931	1,884,867
Northrop Grumman Corp	28,887	1,570,297
Parker-Hannifin Corp	1,100	83,314
Pitney Bowes Inc	8,101	374,914
The Boeing Co	20,233	1,047,462
Xerox Corp *	45,300	770,553

		10,825,369

Technology - 5.85%
Freescale Semiconductor Inc ‘B’ *	2,605	47,828
Hewlett-Packard Co	283,113	5,936,880
Intel Corp	38,200	893,498
International Business Machines Corp	18,500	1,823,730
Microsoft Corp	83,062	2,218,586
Motorola Inc	23,600	405,920
Oracle Corp *	100,300	1,376,116
Siebel Systems Inc *	42,400	445,200
Vishay Intertechnology Inc *	46,200	693,924

		13,841,682

Utilities - 6.34%
BellSouth Corp	43,367	1,205,169
Dominion Resources Inc VA	17,573	1,190,395
DTE Energy Co	3,213	138,577
Edison International	14,100	451,623
Entergy Corp	22,300	1,507,257
Exelon Corp	42,310	1,864,602
PG&E Corp *	52,500	1,747,200
Pinnacle West Capital Corp	1,035	45,964
PPL Corp	5,893	313,979
Progress Energy Inc	23,504	1,063,321
Public Service Enterprise Group Inc †	15,180	785,869
SBC Communications Inc	52,900	1,363,233
SCANA Corp †	1,391	54,805
Sempra Energy	1,800	66,024
Verizon Communications Inc	65,376	2,648,382
Wisconsin Energy Corp	16,100	542,731

		14,989,131

Total Common Stocks (Cost $186,983,410)		222,655,975

	Principal
	Amount
CONVERTIBLE CORPORATE BONDS & NOTES - 0.11%
Autos & Transportation - 0.03%
The Goodyear Tire & Rubber Co 4.000% due 06/15/34 ~	$50,000	72,250

Multi-Industry - 0.08%
Tyco International Group SA (Bermuda) 2.750% due 01/15/18	59,000	93,810
2.750% due 01/15/18 ~	55,000	87,450

		181,260

Total Convertible Corporate Bonds & Notes (Cost $180,416)		253,510

SHORT-TERM INVESTMENT - 2.13%
Repurchase Agreement - 2.13%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $5,032,629; collateralized by U.S. Treasury Notes 3.625% due 05/15/13 and market value $5,134,800)	5,032,000	5,032,000

Total Short-Term Investment (Cost $5,032,000)		5,032,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.48% (Cost $200,387,636)		237,712,708

	Shares
SECURITIES LENDING COLLATERAL - 4.69%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $11,094,815)	11,094,815	11,094,815

TOTAL INVESTMENTS - 105.17% (Cost $211,482,451)		248,807,523

OTHER ASSETS & LIABILITIES, NET — (5.17%)		(12,230,259)

NET ASSETS - 100.00%		$236,577,264

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	35.59%
Integrated Oils	11.30%
Consumer Discretionary	10.07%
Utilities	6.93%
Short-Term Investment & Securities Lending Collateral	6.82%
Producer Durables	6.36%
Technology	5.85%
Consumer Staples	5.29%
Materials & Processing	4.98%
Multi-Industry	4.83%
Autos & Transportation	3.47%
Health Care	3.20%
Energy	0.48%
105.17%
Other Assets & Liabilities, Net	(5.17%)

100.00%

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 97.09%
Autos & Transportation - 0.83%
FedEx Corp	14,500	$1,428,105
J.B. Hunt Transport Services Inc	27,500	1,233,375
Polaris Industries Inc †	4,700	319,694

		2,981,174

Consumer Discretionary - 23.67%
Abercrombie & Fitch Co ‘A’	14,500	680,775
Apollo Group Inc ‘A’ *	5,100	411,621
Avon Products Inc	65,800	2,546,460
Best Buy Co Inc	83,200	4,943,744
Cendant Corp	37,700	881,426
Chico’s FAS Inc *	7,700	350,581
Claire’s Stores Inc	5,500	116,875
Coach Inc *	13,800	778,320
Costco Wholesale Corp	86,400	4,182,624
Darden Restaurants Inc	39,900	1,106,826
eBay Inc *	52,000	6,046,560
Fisher Scientific International Inc *	14,300	892,034
Harrah’s Entertainment Inc †	29,900	2,000,011
Kohl’s Corp *	50,400	2,478,168
Las Vegas Sands Corp *	12,472	598,656
Liz Claiborne Inc	40,800	1,722,168
Lowe’s Cos Inc	87,800	5,056,402
Michaels Stores Inc †	68,700	2,058,939
Nike Inc ‘B’	27,500	2,493,975
Nordstrom Inc	33,700	1,574,801
RadioShack Corp	7,600	249,888
Royal Caribbean Cruises Ltd † (Liberia)	38,400	2,090,496
Staples Inc	136,100	4,587,931
Starbucks Corp *	39,000	2,432,040
Target Corp	57,300	2,975,589
The Black & Decker Corp	4,300	379,819
The Estee Lauder Cos Inc ‘A’	18,200	833,014
The Gillette Co	69,500	3,112,210
The Home Depot Inc	238,100	10,176,394
The Timberland Co ‘A’ * †	18,600	1,165,662
The TJX Cos Inc	24,170	607,392
The Walt Disney Co	25,700	714,460
Wal-Mart Stores Inc	156,100	8,245,202
Whirlpool Corp	27,600	1,910,196
Williams-Sonoma Inc *	8,200	287,328
Yahoo! Inc *	77,500	2,920,200
Yum! Brands Inc	37,400	1,764,532

		85,373,319

Consumer Staples - 2.49%
Altria Group Inc	54,900	3,354,390
PepsiCo Inc	31,300	1,633,860
The Pepsi Bottling Group Inc	45,400	1,227,616
The Procter & Gamble Co	50,500	2,781,540

		8,997,406

Energy - 1.30%
Anadarko Petroleum Corp	23,400	1,516,554
Apache Corp	10,800	546,156
Valero Energy Corp	58,000	2,633,200

		4,695,910

Financial Services - 7.99%
AMBAC Financial Group Inc	3,100	254,603
American Express Co	16,200	913,194
Capital One Financial Corp	56,500	4,757,865
Commerce Bancorp Inc NJ †	9,000	579,600
Doral Financial Corp	44,566	2,194,875
Fannie Mae	72,700	5,176,967
Fidelity National Financial Inc	26,770	1,222,586
Fiserv Inc *	23,400	940,446
Lehman Brothers Holdings Inc	6,600	577,368
MBNA Corp	75,900	2,139,621
SLM Corp	29,000	1,548,310
The Progressive Corp	24,200	2,053,128
U.S. Bancorp	80,000	2,505,600
WellChoice Inc *	13,000	694,200
Wells Fargo & Co	52,200	3,244,230

		28,802,593

Health Care - 23.00%
Abbott Laboratories	151,000	7,044,150
Amgen Inc *	82,500	5,292,375
Becton Dickinson & Co	24,100	1,368,880
Biogen Idec Inc *	20,900	1,392,149
Caremark Rx Inc *	41,900	1,652,117
Charles River Laboratories International Inc * †	4,000	184,040
Community Health Systems Inc *	15,900	443,292
Coventry Health Care Inc *	50,250	2,667,270
Express Scripts Inc *	22,600	1,727,544
Genzyme Corp *	24,500	1,422,715
Gilead Sciences Inc *	49,400	1,728,506
Johnson & Johnson	279,500	17,725,890
Manor Care Inc	13,200	467,676
Medco Health Solutions Inc *	41,200	1,713,920
Medtronic Inc	85,000	4,221,950
PacifiCare Health Systems Inc * †	20,000	1,130,400
Pfizer Inc	490,100	13,178,789
Respironics Inc *	3,900	212,004
Sierra Health Services Inc * †	12,500	688,875
St. Jude Medical Inc *	83,500	3,501,155
UnitedHealth Group Inc	78,960	6,950,849
Universal Health Services Inc ‘B’	7,800	347,100
Varian Medical Systems Inc *	35,200	1,522,048
WellPoint Inc *	13,800	1,587,000
Wyeth	66,100	2,815,199
Zimmer Holdings Inc *	24,700	1,978,964

		82,964,857

Integrated Oils - 1.31%
Amerada Hess Corp	57,200	4,712,136

Materials & Processing - 0.87%
Ball Corp	3,600	158,328
Masco Corp	78,200	2,856,646
Vulcan Materials Co	2,600	141,986

		3,156,960

Multi-Industry - 1.33%
General Electric Co	97,800	3,569,700
ITT Industries Inc	4,200	354,690
Johnson Controls Inc	13,500	856,440

		4,780,830

Producer Durables - 5.28%
Applied Materials Inc *	15,700	268,470
Danaher Corp	12,000	688,920
Illinois Tool Works Inc	13,000	1,204,840
Lexmark International Inc ‘A’ *	13,600	1,156,000
NVR Inc *	1,600	1,231,040
The Boeing Co	157,580	8,157,917
United Technologies Corp	42,800	4,423,380
Xerox Corp *	111,600	1,898,316

		19,028,883

See Notes to Financial Statements	See explanation of symbols on C-83

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Technology - 27.56%
Accenture Ltd ‘A’ * (Bermuda)	54,800	$1,479,600
Adobe Systems Inc	139,500	8,752,230
Advanced Micro Devices Inc * †	41,900	922,638
Affiliated Computer Services Inc ‘A’ *	18,300	1,101,477
Autodesk Inc	80,600	3,058,770
Cisco Systems Inc *	574,500	11,087,850
Computer Associates International Inc †	30,000	931,800
Dell Inc *	215,000	9,060,100
EMC Corp MA *	288,900	4,295,943
Freescale Semiconductor Inc ‘B’ *	90,769	1,666,519
General Dynamics Corp	6,000	627,600
Harris Corp	10,100	624,079
Intel Corp	413,500	9,671,765
International Business Machines Corp	9,100	897,078
Jabil Circuit Inc *	13,600	347,888
L-3 Communications Holdings Inc	13,100	959,444
Maxim Integrated Products Inc	11,000	466,290
Microsoft Corp	567,300	15,152,583
Motorola Inc	251,500	4,325,800
Oracle Corp *	430,200	5,902,344
QLogic Corp *	10,800	396,684
QUALCOMM Inc	210,000	8,904,000
SanDisk Corp * †	35,800	893,926
Storage Technology Corp *	47,900	1,514,119
Symantec Corp *	157,800	4,064,928
Texas Instruments Inc	85,700	2,109,934
Xilinx Inc	6,000	177,900

		99,393,289

Utilities - 1.46%
CenturyTel Inc	31,500	1,117,305
Edison International	82,300	2,636,069
Sprint Corp	16,400	407,540
Verizon Communications Inc	27,200	1,101,872

		5,262,786

Total Common Stocks (Cost $301,399,667)		350,150,143

EXCHANGE TRADED FUNDS - 2.03%
iShares Russell 2000 Index Fund †	45,400	5,875,214
Standard & Poor’s Depository Receipts Trust 1 †	12,022	1,453,099

Total Exchange Traded Funds (Cost $7,074,450)		7,328,313

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.54%
Repurchase Agreement - 0.54%
The Goldman Sachs Group Inc 2.250% due 01/03/05 (Dated 12/31/04, repurchase price of $1,958,367; collateralized by Federal Home Loan Bank 2.134% due 01/21/05 and market value $2,002,134)	$1,958,000	1,958,000

Total Short-Term Investment (Cost $1,958,000)		1,958,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.66% (Cost $310,432,117)		359,436,456

	Shares
SECURITIES LENDING COLLATERAL - 4.74%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $17,083,050)	17,083,050	17,083,050

TOTAL INVESTMENTS - 104.40% (Cost $327,515,167)		376,519,506

OTHER ASSETS & LIABILITIES, NET - (4.40%)		(15,857,793)

NET ASSETS - 100.00%		$360,661,713

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Technology	27.56%
Consumer Discretionary	23.67%
Health Care	23.00%
Financial Services	7.99%
Producer Durables	5.28%
Short-Term Investment & Securities Lending Collateral	5.28%
Consumer Staples	2.49%
Exchange Traded Funds	2.03%
Utilities	1.46%
Multi-Industry	1.33%
Integrated Oils	1.31%
Energy	1.30%
Materials & Processing	0.87%
Autos & Transportation	0.83%

104.40%
Other Assets & Liabilities, Net	(4.40%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 99.46%
Autos & Transportation - 6.73%
American Axle & Manufacturing Holdings Inc †	55,960	$1,715,734
Autoliv Inc (Sweden)	119,859	5,789,190
Cooper Tire & Rubber Co	219,575	4,731,841
ExpressJet Holdings Inc * †	62,500	805,000
Monaco Coach Corp †	71,911	1,479,209
Tenneco Automotive Inc *	121,195	2,089,402
Winnebago Industries Inc †	44,025	1,719,616

		18,329,992

Consumer Discretionary - 18.08%
Abercrombie & Fitch Co ‘A’	72,900	3,422,655
Administaff Inc * †	138,200	1,742,702
EarthLink Inc *	151,541	1,745,752
Hasbro Inc	220,740	4,277,941
Michaels Stores Inc	168,928	5,062,772
Movie Gallery Inc †	142,500	2,717,475
Rent-A-Center Inc *	157,444	4,172,266
Sabre Holdings Corp ‘A’	180,800	4,006,528
ShopKo Stores Inc * †	25,700	480,076
The Brink’s Co	85,005	3,359,398
The Yankee Candle Co Inc *	139,595	4,631,762
THQ Inc * †	67,200	1,541,568
United Online Inc * †	330,000	3,804,900
West Corp *	56,100	1,857,471
Whirlpool Corp	47,422	3,282,077
Wolverine World Wide Inc	100,426	3,155,385

		49,260,728

Consumer Staples - 2.90%
SUPERVALU Inc ‡	229,198	7,911,915

Energy - 5.37%
Cabot Oil & Gas Corp	86,909	3,845,723
Denbury Resources Inc *	192,210	5,276,165
Meridian Resource Corp * †	211,530	1,279,756
Noble Energy Inc †	28,632	1,765,449
Vintage Petroleum Inc †	108,600	2,464,134

		14,631,227

Financial Services - 23.92%
Accredited Home Lenders Holding Co *	39,800	1,977,264
Affiliated Managers Group Inc * †	28,500	1,930,590
American Capital Strategies Ltd †	80,000	2,668,000
CBL & Associates Properties Inc	20,965	1,600,678
Commerce Bancorp Inc NJ †	33,800	2,176,720
Compass Bancshares Inc	64,302	3,129,578
CompuCredit Corp * †	50,099	1,369,707
Delphi Financial Group Inc ‘A’	17,843	823,454
Doral Financial Corp	44,400	2,186,700
Eaton Vance Corp	30,748	1,603,508
FirstFed Financial Corp * †	39,600	2,054,052
Flagstar Bancorp Inc †	50,979	1,152,125
IMPAC Mortgage Holdings Inc	32,931	746,546
IndyMac Bancorp Inc	24,215	834,207
IPC Holdings Ltd (Bermuda)	50,551	2,199,474
National Health Investors Inc †	69,400	2,025,092
New Century Financial Corp	23,953	1,530,836
NovaStar Financial Inc †	78,800	3,900,600
Providian Financial Corp *	279,706	4,606,758
R&G Financial Corp ‘B’	60,700	2,360,016
Radian Group Inc	64,100	3,412,684
RAIT Investment Trust †	13,300	372,001
Redwood Trust Inc	34,165	2,121,305
RenaissanceRe Holdings Ltd (Bermuda)	107,318	5,589,121
Senior Housing Properties Trust	119,911	2,271,114
StanCorp Financial Group Inc	11,000	907,500
Stewart Information Services Corp	39,910	1,662,252
The PMI Group Inc	77,876	3,251,323
The Student Loan Corp	6,534	1,202,256
W.R. Berkley Corp	62,500	2,948,125
WellChoice Inc *	10,801	576,773

		65,190,359

Health Care - 8.71%
American Medical Systems Holdings Inc *	45,400	1,898,174
Andrx Corp * †	109,400	2,388,202
Cerner Corp * †	16,800	893,256
Charles River Laboratories International Inc *	70,700	3,252,907
Connetics Corp * †	12,300	298,767
EPIX Pharmaceuticals Inc *	28,191	504,901
Health Net Inc *	143,526	4,143,596
Lincare Holdings Inc *	42,900	1,829,685
Manor Care Inc	154,700	5,481,021
Neurocrine Biosciences Inc *	9,575	472,048
Respironics Inc *	38,539	2,094,980
Sybron Dental Specialties Inc * †	2,560	90,573
Telik Inc * †	20,600	394,284

		23,742,394

Integrated Oils - 0.54%
Giant Industries Inc * †	55,924	1,482,545

Materials & Processing - 6.22%
Albany International Corp ‘A’	53,400	1,877,544
Carpenter Technology Corp	48,847	2,855,596
Eagle Materials Inc †	42,171	3,641,466
Georgia Gulf Corp	120,443	5,998,061
Louisiana-Pacific Corp	56,439	1,509,179
MacDermid Inc	23,800	859,180
Mueller Industries Inc	6,700	215,740

		16,956,766

Producer Durables - 9.25%
Belden CDT Inc †	44,452	1,031,287
Flowserve Corp * †	136,319	3,754,225
NVR Inc *	11,085	8,528,799
Terex Corp *	173,568	8,270,515
The Manitowoc Co Inc	51,400	1,935,210
United Defense Industries Inc *	35,631	1,683,565

		25,203,601

Technology - 13.29%
Acxiom Corp	111,500	2,932,450
Aspect Communications Corp *	264,920	2,951,209
BMC Software Inc *	415,867	7,735,126
Checkpoint Systems Inc *	115,800	2,090,190
Citrix Systems Inc *	331,300	8,126,789
Integrated Device Technology Inc *	177,900	2,056,524
Inter-Tel Inc †	80,868	2,214,166
SanDisk Corp *	110,419	2,757,162
SeaChange International Inc * †	16,800	292,992
Storage Technology Corp *	139,611	4,413,104
Transaction Systems Architects Inc ‘A’ *	32,814	651,358

		36,221,070

Utilities - 4.45%
Alliant Energy Corp	37,300	1,066,780
Commonwealth Telephone Enterprises Inc * †	11,006	546,558
Energen Corp †	58,162	3,428,650
OGE Energy Corp	27,102	718,474
PTEK Holdings Inc * †	297,278	3,183,847

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Puget Energy Inc	111,376	$2,750,987
WGL Holdings Inc	14,300	441,012

		12,136,308

Total Common Stocks (Cost $227,796,416)		271,066,905

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.81%
Repurchase Agreement - 0.81%
The Goldman Sachs Group Inc 2.250% due 01/03/05 (Dated 12/31/04, repurchase price of $2,198,412; collateralized by Federal Home Loan Bank 2.134% due 01/21/05 and market value $2,247,396)	$2,198,000	2,198,000

Total Short-Term Investment (Cost $2,198,000)		2,198,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.27% (Cost $229,994,416)		273,264,905

	Shares
SECURITIES LENDING COLLATERAL - 16.16%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $44,040,994)	44,040,994	44,040,994

TOTAL INVESTMENTS - 116.43% (Cost $274,035,410)		317,305,899

OTHER ASSETS & LIABILITIES, NET - (16.43%)		(44,772,917)

NET ASSETS - 100.00%		$272,532,982

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $5,274,656 were segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2004:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Russell 2000 Mini (03/05)	7	$459,340	($1,554)
S&P 500 (03/05)	1	302,129	1,217

			($337)

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	23.92%
Consumer Discretionary	18.08%
Short-Term Investment & Securities Lending Collateral	16.97%
Technology	13.29%
Producer Durables	9.25%
Health Care	8.71%
Autos & Transportation	6.73%
Materials & Processing	6.22%
Energy	5.37%
Utilities	4.45%
Consumer Staples	2.90%
Integrated Oils	0.54%

116.43%
Other Assets & Liabilities, Net	(16.43%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 94.54%
Consumer Discretionary - 15.03%
J.C. Penney Co Inc	735,400	$30,445,560
Kimberly-Clark Corp	439,000	28,890,590
Liberty Media Corp ‘A’ *	3,403,400	37,369,332
Liberty Media International Inc ‘A’ * †	166,000	7,674,180
Mattel Inc	1,764,600	34,392,054
McDonald’s Corp	1,410,500	45,220,630
Newell Rubbermaid Inc †	1,124,800	27,208,912
News Corp ‘A’	2,642,700	49,312,782
Target Corp	451,900	23,467,167
Time Warner Inc *	2,097,400	40,773,456
Viacom Inc ‘B’	1,085,100	39,486,789
Wal-Mart Stores Inc	529,800	27,984,036
Waste Management Inc	756,800	22,658,592

		414,884,080

Consumer Staples - 4.83%
Altria Group Inc	1,331,100	81,330,210
The Kroger Co *	2,961,200	51,939,448

		133,269,658

Energy - 3.87%
El Paso Corp	3,004,100	31,242,640
ENSCO International Inc	1,179,800	37,446,852
EOG Resources Inc	211,400	15,085,504
Nabors Industries Ltd * (Barbados)	447,700	22,962,533

		106,737,529

Financial Services - 26.90%
American Express Co	671,300	37,841,181
American International Group Inc	924,000	60,679,080
Bank of America Corp	1,999,300	93,947,107
Capital One Financial Corp	598,800	50,424,948
Equity Office Properties Trust	1,112,500	32,396,000
Equity Residential	932,800	33,748,704
Freddie Mac	649,000	47,831,300
JPMorgan Chase & Co	898,800	35,062,188
Loews Corp	462,400	32,506,720
MBNA Corp	575,000	16,209,250
Merrill Lynch & Co Inc	898,400	53,697,368
Morgan Stanley	530,500	29,453,360
The Bank of New York Co Inc	880,600	29,429,652
The Goldman Sachs Group Inc	311,100	32,366,844
The St. Paul Travelers Cos Inc	471,600	17,482,212
U.S. Bancorp	1,194,700	37,418,004
Wachovia Corp	766,200	40,302,120
Washington Mutual Inc	595,600	25,181,968
Wells Fargo & Co	584,100	36,301,815

		742,279,821

Health Care - 6.81%
GlaxoSmithKline PLC ADR † (United Kingdom)	811,400	38,452,246
Johnson & Johnson	469,800	29,794,716
Merck & Co Inc	371,400	11,936,796
Pfizer Inc	1,116,100	30,011,929
Schering-Plough Corp	1,540,100	32,157,288
Wyeth	1,067,200	45,452,048

		187,805,023

Integrated Oils - 7.84%
BP PLC ADR (United Kingdom)	612,100	35,746,640
GlobalSantaFe Corp	683,100	22,617,441
Marathon Oil Corp	758,200	28,515,902
Noble Corp *	309,400	15,389,556
Royal Dutch Petroleum Co ‘NY’ † (Netherlands)	909,000	52,158,420
Total SA ADR † (France)	564,600	62,015,664

		216,443,623

Materials & Processing - 2.39%
Avery Dennison Corp	499,500	29,955,015
International Paper Co	854,200	35,876,400

		65,831,415

Multi-Industry - 1.58%
Honeywell International Inc	1,233,100	43,664,071

Producer Durables - 5.23%
Lexmark International Inc ‘A’ *	342,500	29,112,500
Lockheed Martin Corp	725,400	40,295,970
The Boeing Co	772,700	40,002,679
United Technologies Corp	337,800	34,911,630

		144,322,779

Technology - 10.62%
Celestica Inc * (Canada)	581,400	8,203,554
Comverse Technology Inc *	935,700	22,877,865
Hewlett-Packard Co	1,394,500	29,242,665
International Business Machines Corp	326,700	32,206,086
Microsoft Corp	1,988,200	53,104,822
Nokia OYJ ADR (Finland)	3,491,800	54,716,506
Nortel Networks Corp * (Canada)	12,135,700	42,353,593
Raytheon Co	756,400	29,371,012
Solectron Corp *	3,967,400	21,146,242

		293,222,345

Utilities - 9.44%
AT&T Corp †	1,204,200	22,952,052
Comcast Corp ‘A’ *	640,500	21,315,840
Comcast Corp Special ‘A’ *	695,900	22,853,356
FirstEnergy Corp	87,729	3,466,173
MCI Inc	1,700,500	34,282,080
Nextel Communications Inc ‘A’ *	1,380,822	41,424,660
PG&E Corp *	715,500	23,811,840
SBC Communications Inc	1,573,800	40,556,826
Verizon Communications Inc	1,230,700	49,855,657

		260,518,484

Total Common Stocks (Cost $2,303,078,671)		2,608,978,828

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 5.50%
Repurchase Agreement - 5.50%
Merrill Lynch & Co Inc 2.200% due 01/03/05 (Dated 12/31/04, repurchase price of $151,854,835; collateralized by Freddie Mac (U.S. Govt Agency Issue) 3.250% due 11/02/07 and market value $2,551,279; and Federal Home Loan Bank 4.350% due 05/04/10 and market value $50,543,750; and 6.000% due 04/26/24 and market value $51,500,000; and Fannie Mae (U.S. Govt Agency Issue) 7.000% due 07/15/05 and market value $53,523,627)	$151,827,000	$151,827,000

Total Short-Term Investment (Cost $151,827,000)		151,827,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.04% (Cost $2,454,905,671)		2,760,805,828

	Shares
SECURITIES LENDING COLLATERAL - 3.71%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $102,439,716)	102,439,716	102,439,716

TOTAL INVESTMENTS - 103.75% (Cost $2,557,345,387)		2,863,245,544

OTHER ASSETS & LIABILITIES, NET – (3.75%)		(103,418,908)

NET ASSETS - 100.00%		$2,759,826,636

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	26.90%
Consumer Discretionary	15.03%
Technology	10.62%
Utilities	9.44%
Short-Term Investment & Securities Lending Collateral	9.21%
Integrated Oils	7.84%
Health Care	6.81%
Producer Durables	5.23%
Consumer Staples	4.83%
Energy	3.87%
Materials & Processing	2.39%
Multi-Industry	1.58%

103.75%
Other Assets & Liabilities, Net	(3.75%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 91.28%
Consumer Discretionary - 12.34%
Clear Channel Communications Inc	418,100	$14,002,169
Darden Restaurants Inc	118,400	3,284,416
Eastman Kodak Co †	163,500	5,272,875
Federated Department Stores Inc	101,700	5,877,243
Jones Apparel Group Inc	146,700	5,364,819
Kimberly-Clark Corp	246,400	16,215,584
Liberty Media Corp ‘A’ *	952,400	10,457,352
Liberty Media International Inc ‘A’ *	73,780	3,410,850
Mattel Inc	219,500	4,278,055
McDonald’s Corp	131,200	4,206,272
The May Department Stores Co	115,000	3,381,000
The Walt Disney Co	451,800	12,560,040
Time Warner Inc *	350,900	6,821,496

		95,132,171

Consumer Staples - 7.06%
Altria Group Inc	235,200	14,370,720
CVS Corp	122,000	5,498,540
Kraft Foods Inc ‘A’ †	302,600	10,775,586
The Coca-Cola Co	196,300	8,171,969
The Kroger Co *	129,900	2,278,446
Unilever NV ‘NY’ † (Netherlands)	200,300	13,362,013

		54,457,274

Energy - 2.95%
Halliburton Co	580,800	22,790,592

Financial Services - 21.58%
AMBAC Financial Group Inc	40,300	3,309,839
Assurant Inc	92,400	2,822,820
Bank of America Corp	433,700	20,379,563
Berkshire Hathaway Inc ‘B’ *	158	463,888
Capital One Financial Corp	14,000	1,178,940
Citigroup Inc	405,800	19,551,444
Fannie Mae	45,600	3,247,176
Freddie Mac	444,100	32,730,170
Genworth Financial Inc ‘A’	113,100	3,053,700
JPMorgan Chase & Co	75,900	2,960,859
Lehman Brothers Holdings Inc	35,700	3,123,036
Merrill Lynch & Co Inc	74,000	4,422,980
MetLife Inc	123,600	5,007,036
RenaissanceRe Holdings Ltd (Bermuda)	10,700	557,256
SunGard Data Systems Inc *	106,700	3,022,811
SunTrust Banks Inc	15,800	1,167,304
The Allstate Corp	97,100	5,022,012
The Chubb Corp	166,700	12,819,230
The Hartford Financial Services Group Inc	28,300	1,961,473
The PNC Financial Services Group Inc	175,200	10,063,488
The St. Paul Travelers Cos Inc	80,660	2,990,066
Torchmark Corp	110,900	6,336,826
Wachovia Corp	60,753	3,195,608
Wells Fargo & Co	274,500	17,060,175

		166,447,700

Health Care - 13.13%
AmerisourceBergen Corp †	102,800	6,032,304
Bristol-Myers Squibb Co	958,700	24,561,894
GlaxoSmithKline PLC ADR † (United Kingdom)	717,200	33,988,108
Pfizer Inc	378,100	10,167,109
Roche Holding AG ADR † (Switzerland)	84,900	9,773,467
Schering-Plough Corp	395,600	8,260,128
Wyeth	199,800	8,509,482

		101,292,492

Integrated Oils - 7.18%
BP PLC ADR (United Kingdom)	56,300	3,287,920
ConocoPhillips	81,800	7,102,694
GlobalSantaFe Corp	188,800	6,251,168
Petroleo Brasileiro SA ADR † (Brazil)	248,600	9,889,308
Royal Dutch Petroleum Co ‘NY’ † (Netherlands)	78,900	4,527,282
Schlumberger Ltd	109,400	7,324,330
Total SA ADR † (France)	105,600	11,599,104
Transocean Inc *	126,700	5,370,813

		55,352,619

Materials & Processing - 12.35%
Alcoa Inc	450,500	14,154,710
E.I. du Pont de Nemours & Co	341,400	16,745,670
Georgia-Pacific Corp	534,500	20,033,060
International Paper Co	731,900	30,739,800
Neenah Paper Inc * †	7,109	231,753
Rohm & Haas Co	128,600	5,687,978
The Dow Chemical Co	154,700	7,659,197

		95,252,168

Producer Durables - 0.62%
Cognex Corp	55,100	1,537,290
Credence Systems Corp * †	122,900	1,124,535
Lexmark International Inc ‘A’ *	20,100	1,708,500
Novellus Systems Inc *	14,800	412,772

		4,783,097

Technology - 2.40%
Affiliated Computer Services Inc ‘A’ *	68,800	4,141,072
Check Point Software Technologies Ltd * (Israel)	26,300	647,769
Flextronics International Ltd * (Singapore)	143,400	1,981,788
Hewlett-Packard Co	211,900	4,443,543
Intel Corp	22,600	528,614
International Business Machines Corp	21,600	2,129,328
Jabil Circuit Inc *	28,400	726,472
Microsoft Corp	52,000	1,388,920
Nokia OYJ ADR (Finland)	78,700	1,233,229
Telefonaktiebolaget LM Ericsson ADR * † (Sweden)	41,800	1,316,282

		18,537,017

Utilities - 11.67%
American Electric Power Co Inc	163,500	5,614,590
Constellation Energy Group Inc	111,500	4,873,665
Dominion Resources Inc VA	95,900	6,496,266
FirstEnergy Corp	187,600	7,412,076
Public Service Enterprise Group Inc †	73,700	3,815,449
SBC Communications Inc	788,400	20,317,068
Scottish Power PLC ADR † (United Kingdom)	24,600	766,536
Sprint Corp	626,900	15,578,465
TXU Corp †	39,000	2,517,840
Verizon Communications Inc	558,500	22,624,835

		90,016,790

Total Common Stocks (Cost $605,686,367)		704,061,920

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Principal
	Amount	Value
CORPORATE BONDS - 0.00%
Consumer Discretionary - 0.00%
Ames Department Stores Inc 10.000% due 04/15/06 + ¤	$125,000	$—

Total Corporate Bonds (Cost $60,245)		—

SHORT-TERM INVESTMENTS - 8.57%
U.S. Government Agency Issue - 8.57%
Fannie Mae 1.250% due 01/03/05	66,055,000	66,050,413

Repurchase Agreement - 0.00%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $7,001; collateralized by U.S. Treasury Notes 3.375% due 12/15/08 and market value $9,988)	7,000	7,000

Total Short-Term Investments (Cost $66,057,413)		66,057,413

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.85% (Cost $671,804,025)		770,119,333

	Shares
SECURITIES LENDING COLLATERAL - 5.56%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $42,913,397)	42,913,397	42,913,397

TOTAL INVESTMENTS - 105.41% (Cost $714,717,422)		813,032,730

OTHER ASSETS & LIABILITIES, NET - (5.41%)		(41,737,370)

NET ASSETS - 100.00%		$771,295,360

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	21.58%
Short-Term Investments & Securities Lending Collateral	14.13%
Health Care	13.13%
Materials & Processing	12.35%
Consumer Discretionary	12.34%
Utilities	11.67%
Integrated Oils	7.18%
Consumer Staples	7.06%
Energy	2.95%
Technology	2.40%
Producer Durables	0.62%

105.41%
Other Assets & Liabilities, Net	(5.41%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.11%
Financial Services - 0.11%
Simon Property Group Inc 6.000% †	13,335	$789,699

Total Convertible Preferred Stocks (Cost $716,756)		789,699

COMMON STOCKS - 97.23%
Consumer Discretionary - 8.33%
Hilton Hotels Corp	997,132	22,674,782
Interstate Hotels & Resorts Inc *	132,401	709,669
Lodgian Inc * †	101,500	1,248,450
Starwood Hotels & Resorts Worldwide Inc	638,323	37,278,063
Wyndham International Inc ‘A’ *	233,700	278,103

		62,189,067

Financial Services - 87.30%
Acadia Realty Trust †	190,060	3,097,978
AMB Property Corp	544,010	21,972,564
American Campus Communities Inc †	88,200	1,983,618
AMLI Residential Properties Trust †	146,400	4,684,800
Apartment Investment & Management Co ‘A’ †	416,200	16,040,348
Archstone-Smith Trust	914,590	35,028,797
Arden Realty Inc †	594,755	22,434,159
AvalonBay Communities Inc †	517,600	38,975,280
Boston Properties Inc †	489,600	31,662,432
Brandywine Realty Trust †	64,430	1,893,598
BRE Properties Inc ‘A’ †	38,995	1,571,888
Brookfield Properties Corp (Canada)	990,400	37,040,960
Capital Automotive REIT	31,800	1,129,695
Catellus Development Corp †	176,800	5,410,080
Correctional Properties Trust †	70,730	2,042,682
Developers Diversified Realty Corp	76,800	3,407,616
Equity Lifestyle Properties Inc †	228,390	8,164,942
Equity Office Properties Trust	720,935	20,993,627
Equity Residential †	600,200	21,715,236
Essex Property Trust Inc †	131,650	11,032,270
Federal Realty Investment Trust †	469,400	24,244,510
Gables Residential Trust †	23,800	851,802
General Growth Properties Inc †	466,890	16,882,742
Health Care Property Investors Inc †	165,300	4,577,157
Healthcare Realty Trust Inc †	31,900	1,298,330
Heritage Property Investment Trust †	102,075	3,275,587
Host Marriott Corp †	1,348,100	23,322,130
Innkeepers USA Trust †	26,300	373,460
Kimco Realty Corp	56,450	3,273,536
Mack-Cali Realty Corp †	258,600	11,903,358
MeriStar Hospitality Corp * †	324,275	2,707,696
Omega Healthcare Investors Inc	485,000	5,723,000
Pan Pacific Retail Properties Inc	30,500	1,912,350
Post Properties Inc †	330,150	11,522,235
ProLogis	515,563	22,339,345
PS Business Parks Inc CA †	71,550	3,226,905
Public Storage Inc †	451,424	25,166,888
Reckson Associates Realty Corp †	546,970	17,946,086
Regency Centers Corp †	387,100	21,445,340
Senior Housing Properties Trust	292,400	5,538,056
Shurgard Storage Centers Inc ‘A’ †	360,270	15,855,483
Simon Property Group Inc	1,013,150	65,520,410
SL Green Realty Corp	125,000	7,568,750
Spirit Finance Corp * †	157,400	1,991,110
Summit Properties Inc	72,850	2,371,996
Sunstone Hotel Investors Inc †	63,400	1,317,452
Taubman Centers Inc †	276,045	8,267,548
The Macerich Co †	233,060	14,636,168
Trizec Properties Inc †	273,750	5,179,350
Ventas Inc †	181,500	4,974,915
Vornado Realty Trust †	340,300	25,907,039

		651,403,304

Materials & Processing - 1.60%
Brookfield Homes Corp	32,780	1,111,242
Forest City Enterprises Inc ‘A’ †	126,900	7,303,095
The St. Joe Co †	55,400	3,556,680

		11,971,017

Total Common Stocks (Cost $482,638,431)		725,563,388

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.79%
Repurchase Agreement - 2.79%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $20,847,606; collateralized by U.S. Treasury Notes 3.000% due 02/15/09 and market value $21,264,313)	$20,845,000	20,845,000

Total Short-Term Investment (Cost $20,845,000)		20,845,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.13% (Cost $504,200,187)		747,198,087

	Shares
SECURITIES LENDING COLLATERAL - 10.16%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $75,802,593)	75,802,593	75,802,593

TOTAL INVESTMENTS - 110.29% (Cost $580,002,780)		823,000,680

OTHER ASSETS & LIABILITIES, NET - (10.29%)		(76,790,164)

NET ASSETS - 100.00%		$746,210,516

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	87.41%
Short-Term Investment & Securities Lending Collateral	12.95%
Consumer Discretionary	8.33%
Materials & Processing	1.60%

110.29%
Other Assets & Liabilities, Net	(10.29%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
COMMON STOCKS - 98.25%
Autos & Transportation - 1.47%
C.H. Robinson Worldwide Inc	39,600	$2,198,592
Expeditors International of Washington Inc	21,200	1,184,656

		3,383,248

Consumer Discretionary - 39.54%
Abercrombie & Fitch Co ‘A’	38,600	1,812,270
Career Education Corp * †	27,000	1,080,000
CDW Corp	14,180	940,843
Chico’s FAS Inc *	48,410	2,204,107
ChoicePoint Inc *	40,600	1,867,194
Coach Inc *	41,000	2,312,400
Dex Media Inc	32,000	798,720
Dollar Tree Stores Inc *	96,900	2,779,092
DreamWorks Animation SKG Inc ‘A’ *	25,400	952,754
Electronic Arts Inc *	44,080	2,718,854
Fastenal Co †	16,500	1,015,740
Fisher Scientific International Inc *	60,264	3,759,268
Four Seasons Hotels Inc † (Canada)	15,800	1,292,282
Getty Images Inc *	49,400	3,401,190
GTECH Holdings Corp †	121,240	3,146,178
Harman International Industries Inc	12,080	1,534,160
International Game Technology	63,980	2,199,633
Iron Mountain Inc *	34,300	1,045,807
ITT Educational Services Inc * †	22,100	1,050,855
Kmart Holding Corp * †	23,000	2,275,850
Lamar Advertising Co ‘A’ *	82,600	3,533,628
Las Vegas Sands Corp *	16,380	786,240
Laureate Education Inc *	35,800	1,578,422
Mohawk Industries Inc *	11,200	1,022,000
Monster Worldwide Inc *	27,500	925,100
Overstock.com Inc *	11,700	807,300
P.F. Chang’s China Bistro Inc * †	39,360	2,217,936
Penn National Gaming Inc * †	32,500	1,967,875
PETsMART Inc	77,180	2,742,205
R.H. Donnelley Corp * †	18,400	1,086,520
Royal Caribbean Cruises Ltd † (Liberia)	121,330	6,605,205
SCP Pool Corp †	23,300	743,270
Shanda Interactive Entertainment Ltd ADR * † (China)	53,100	2,256,750
Sonic Corp *	41,100	1,253,550
Station Casinos Inc	107,100	5,856,228
Strayer Education Inc	13,100	1,438,249
The Cheesecake Factory Inc *	48,650	1,579,666
The Corporate Executive Board Co	96,000	6,426,240
Toys “R” Us Inc *	35,200	720,544
Univision Communications Inc ‘A’ *	93,400	2,733,818
Urban Outfitters Inc *	40,000	1,776,000
VeriSign Inc *	24,000	804,480
Wynn Resorts Ltd * †	23,700	1,586,004
XM Satellite Radio Holdings Inc ‘A’ * †	28,900	1,087,218
Yum! Brands Inc	24,100	1,137,038

		90,858,683

Energy - 1.91%
Peabody Energy Corp	23,000	1,860,930
Smith International Inc *	17,520	953,263
XTO Energy Inc	44,100	1,560,258

		4,374,451

Financial Services - 9.23%
Ameritrade Holding Corp *	143,600	2,041,992
Assurant Inc	35,400	1,081,470
Calamos Asset Management Inc ‘A’ *	96,100	2,594,700
CheckFree Corp *	20,700	788,256
Chicago Mercantile Exchange Holdings Inc †	7,500	1,715,250
Doral Financial Corp	22,185	1,092,611
Global Payments Inc †	36,700	2,148,418
Interactive Data Corp *	53,600	1,165,264
Legg Mason Inc	31,425	2,302,196
Moody’s Corp	26,000	2,258,100
Plum Creek Timber Co Inc	47,200	1,814,368
White Mountains Insurance Group Ltd †	3,420	2,209,320

		21,211,945

Health Care - 15.40%
Advanced Medical Optics Inc *	18,300	752,862
Amylin Pharmaceuticals Inc * †	30,200	705,472
Biomet Inc	53,900	2,338,721
C.R. Bard Inc	32,500	2,079,350
Celgene Corp * †	38,880	1,031,486
Charles River Laboratories International Inc *	38,545	1,773,455
Cooper Cos Inc †	17,100	1,207,089
Dade Behring Holdings Inc *	52,900	2,962,400
Elan Corp PLC ADR * † (Ireland)	42,000	1,144,500
Gen-Probe Inc *	27,900	1,261,359
Genzyme Corp *	45,000	2,613,150
IDEXX Laboratories Inc *	19,900	1,086,341
INAMED Corp *	49,300	3,118,225
Kinetic Concepts Inc *	62,000	4,730,600
MedImmune Inc *	34,200	927,162
Patterson Cos Inc *	54,212	2,352,259
Stericycle Inc *	53,700	2,467,515
VCA Antech Inc *	145,100	2,843,960

		35,395,906

Integrated Oils - 3.58%
Suncor Energy Inc (Canada)	47,400	1,677,960
Ultra Petroleum Corp * †	136,060	6,548,568

		8,226,528

Materials & Processing - 5.21%
Cameco Corp (Canada)	11,100	1,163,946
Freeport-McMoRan Copper & Gold Inc ‘B’ †	68,000	2,599,640
Placer Dome Inc (Canada)	93,200	1,757,752
Precision Castparts Corp	10,600	696,208
Rinker Group Ltd ADR (Australia)	43,600	3,621,852
Sealed Air Corp *	40,050	2,133,464

		11,972,862

Multi-Industry - 1.46%
Brascan Corp ‘A’ (Canada)	93,350	3,361,534

Producer Durables - 5.14%
Andrew Corp *	49,600	676,048
Crown Castle International Corp *	251,038	4,177,272
Graco Inc	55,400	2,069,190
KLA-Tencor Corp *	16,800	782,544
Lexmark International Inc ‘A’ *	15,900	1,351,500
NVR Inc *	1,560	1,200,264
Pentair Inc	18,300	797,148
Rockwell Collins Inc	18,900	745,416

		11,799,382

Technology - 11.85%
Adobe Systems Inc	52,610	3,300,751
Akamai Technologies Inc * †	80,200	1,045,006
Altera Corp *	38,200	790,740
Apple Computer Inc *	27,700	1,783,880
Autodesk Inc	53,000	2,011,350
Avaya Inc *	69,800	1,200,560
Cognizant Technology Solutions Corp ‘A’ *	53,600	2,268,888
FLIR Systems Inc * †	17,700	1,129,083
Juniper Networks Inc * †	73,900	2,009,341

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Linear Technology Corp	50,400	$1,953,504
Marvell Technology Group Ltd * (Bermuda)	77,100	2,734,737
McAfee Inc *	26,500	766,645
Mercury Interactive Corp *	46,480	2,117,164
Network Appliance Inc *	50,000	1,661,000
salesforce.com Inc * †	68,700	1,163,778
Tessera Technologies Inc * †	34,600	1,287,466

		27,223,893

Utilities - 3.46%
Kinder Morgan Inc	14,500	1,060,385
NII Holdings Inc * †	37,420	1,775,579
NTL Inc *	40,711	2,970,275
Questar Corp	42,100	2,145,416

		7,951,655

Total Common Stocks (Cost $187,231,180)		225,760,087

	Principal
	Amount
SHORT-TERM INVESTMENTS - 2.08%
U.S. Government Agency Issue - 2.07%
Fannie Mae 1.250% due 01/03/05	$4,768,000	4,767,669

Repurchase Agreement - 0.01%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $15,002; collateralized by U.S. Treasury Bonds 11.250% due 02/15/15 and market value $16,123)	15,000	15,000

Total Short-Term Investments (Cost $4,782,669)		4,782,669

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.33% (Cost $192,013,849)		230,542,756

	Shares
SECURITIES LENDING COLLATERAL - 14.64%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $33,635,179)	33,635,179	33,635,179

TOTAL INVESTMENTS - 114.97% (Cost $225,649,028)		264,177,935

OTHER ASSETS & LIABILITIES, NET - (14.97%)		(34,389,076)

NET ASSETS - 100.00%		$229,788,859

Note to Schedule of Investments

(a) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	39.54%
Short-Term Investments & Securities Lending Collateral	16.72%
Health Care	15.40%
Technology	11.85%
Financial Services	9.23%
Materials & Processing	5.21%
Producer Durables	5.14%
Integrated Oils	3.58%
Utilities	3.46%
Energy	1.91%
Autos & Transportation	1.47%
Multi-Industry	1.46%

114.97%
Other Assets & Liabilities, Net	(14.97%)

100.00%

See Notes to Financial Statements	See explanation of symbols and terms on C-83

PACIFIC SELECT FUND
Explanation of Symbols and Terms
Schedule of Investments
December 31, 2004

Explanation of Symbols for Schedules of Investments

*	Non-income producing securities.
†	Securities (or a portion of securities) on loan as of December 31, 2004.
‡	Securities were fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of December 31, 2004.
+	Securities were fair valued under procedures established by the Board of Trustees.
r	Rate shown reflects 7-day yield as of December 31, 2004.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities may be sold to “qualified institutional buyers” in transactions exempt from registration pursuant to Rule 144A of the 1933 Act.
¯	Restricted Securities. These securities are not registered, and may not be sold to the public. There are legal and/or contractual restrictions on resale. The fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
#	Securities purchased on a when-issued or delayed delivery basis.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Securities with their principal amount adjusted for inflation.
§	Variable rate securities. The rate listed is as of December 31, 2004.
¤	Securities were in default.
±	Securities are grouped by coupon rate and represent a range of maturities.
++	A portion of this security is subject to call/put options written.

Explanation of Terms for Schedules of Investments

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Eurodollar
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
SKK	Slovakian Koruna
TWD	Taiwan Dollar

Other Abbreviations:

ADR	American Depository Receipt
CBOE	Chicago Board of Options Exchange
CBOT	Chicago Board of Trade
CDI	CHESS (Clearing House Electronic Sub-register System) Depository Interest
CME	Chicago Mercantile Exchange
EUX	Eurex Deutschland Exchange
GDR	Global Depository Receipt
HSI	Hong Kong Stock Exchange
IO	Interest Only
LI	London Stock Exchange
LIFFE	London International Financial Futures Exchange
‘NY’	New York Shares
NYSE	New York Stock Exchange
OTC	Over the Counter
PO	Principal Only
SDR	Swedish Depository Receipt
TSE	Toronto Stock Exchange
XDUB	Irish Stock Exchange

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
(In thousands, except per share amounts)

	Blue	Aggressive	Diversified	Short Duration	I-Net	Financial	Health
	Chip	Growth	Research	Bond	Tollkeeper	Services	Sciences	Technology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$1,878,914	$89,870	$578,093	$1,397,914	$66,901	$97,514	$123,503	$95,714
Repurchase Agreements, at value	92,592	8,125	22,701	143,615	654	3,828	4,537	5,425
Cash (1)	—	—	—	2,901	1	—	1	1
Receivables:
Dividends and interest	1,726	35	583	4,787	18	97	95	17
Fund shares sold	1,728	1	191	2,084	17	218	218	—
Securities sold	9,215	161	—	—	139	—	1,766	409
Variation margin	8	—	—	156	—	—	—	—
Other	9	2	3	—	—	1	1	4

Total Assets	1,984,192	98,194	601,571	1,551,457	67,730	101,658	130,121	101,570

LIABILITIES
Payable upon return of securities loaned	71,317	9,482	18,367	141,635	5,209	3,200	2,641	3,105
Payables:
Fund shares redeemed	—	1	—	—	1	—	9	55
Securities purchased	35,106	516	822	—	—	—	289	230
Due to custodian	8	1	—	—	—	—	—	—
Accrued advisory fees	1,478	73	436	704	65	92	116	91
Accrued custodian and portfolio accounting fees	69	14	22	62	5	7	11	3
Accrued deferred trustee compensation and retirement benefits	58	4	21	42	3	5	6	5
Accrued other	92	13	28	79	6	6	10	4
Outstanding options written, at value	—	89	—	—	—	—	—	—

Total Liabilities	108,128	10,193	19,696	142,522	5,289	3,310	3,082	3,493

NET ASSETS	$1,876,064	$88,001	$581,875	$1,408,935	$62,441	$98,348	$127,039	$98,077

NET ASSETS CONSIST OF:
Paid-in capital	$1,852,153	$87,557	$518,741	$1,431,501	$151,304	$85,660	$116,380	$124,361
Undistributed/accumulated net investment income (loss)	23	(454)	(46)	(4,836)	(247)	124	(338)	(585)
Undistributed/accumulated net realized gain (loss)	(152,974)	(6,965)	(27,092)	(11,649)	(96,591)	(693)	1,343	(40,005)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	176,862	7,863	90,272	(6,081)	7,975	13,257	9,654	14,306

NET ASSETS	$1,876,064	$88,001	$581,875	$1,408,935	$62,441	$98,348	$127,039	$98,077

Shares of beneficial interest outstanding of $.001 par value	239,513	9,966	49,387	143,805	14,059	9,037	13,054	20,939

Net Asset Value Per Share	$7.83	$8.83	$11.78	$9.80	$4.44	$10.88	$9.73	$4.68

Investments and repurchase agreements, at cost	$1,794,819	$90,118	$510,524	$1,546,089	$59,579	$88,086	$118,388	$86,833
Securities on loan, at value	69,544	9,225	17,983	138,902	5,088	3,133	5,213	3,026

(1) Includes margin deposits segregated for futures contracts in the Short Duration Bond Portfolio of $2,900.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2004
(In thousands, except per share amounts)

	Focused	Growth	Mid-Cap	International	Capital	International	Equity	Small-Cap
	30	LT	Value	Value	Opportunities	Large-Cap	Index	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$110,043	$2,012,852	$1,780,314	$2,368,158	$373,290	$2,257,003	$1,738,911	$1,634,856
Repurchase Agreements, at value	11	14	49,971	62,034	—	—	27,174	81,671
Cash (1)	—	—	1	1	1	—	2,922	5,092
Foreign currency held, at value	—	1,854	—	—	—	—	—	—
Receivables:
Dividends and interest	130	1,744	1,135	3,111	373	1,991	2,219	1,629
Fund shares sold	—	93	137	41	156	65	482	164
Securities sold	—	3,368	4,703	—	214	12,874	7	—
Variation margin	—	—	—	—	—	—	—	51
Other	—	13	40	—	7	8	—	—
Forward foreign currency contracts appreciation	—	322	—	—	—	—	—	—
Other assets	—	13	—	—	—	241	—	—

Total Assets	110,184	$2,020,273	1,836,301	2,433,345	374,041	2,272,182	1,771,715	1,723,463

LIABILITIES
Payable upon return of securities loaned	14,443	174,222	113,944	320,917	8,102	471,648	47,158	342,920
Payables:
Fund shares redeemed	616	1,892	295	5,087	9	3,283	258	195
Securities purchased	278	1,856	26,662	—	258	1,293	7	1,996
Due to custodian	—	118	—	—	—	7,026	—	—
Variation margin	—	—	—	—	—	—	25	—
Accrued advisory fees	75	1,143	1,191	1,486	241	1,541	361	573
Accrued custodian and portfolio accounting fees	6	86	67	212	22	166	70	72
Accrued deferred trustee compensation and retirement benefits	3	95	63	83	13	57	91	60
Accrued other	3	83	85	98	16	67	92	85
Forward foreign currency contracts depreciation	—	5,254	—	—	—	20	—	—

Total Liabilities	15,424	184,749	142,307	327,883	8,661	485,101	48,062	345,901

NET ASSETS	$94,760	$1,835,524	$1,693,994	$2,105,462	$365,380	$1,787,081	$1,723,653	$1,377,562

NET ASSETS CONSIST OF:
Paid-in capital	$98,493	$3,059,372	$1,246,868	$1,943,958	$356,134	$1,559,076	$1,687,305	$1,295,768
Undistributed/accumulated net investment income (loss)	55	7,092	37	4,171	76	(595)	35	336
Undistributed/accumulated net realized gain (loss)	(19,932)	(1,645,950)	197,238	(250,957)	(27,911)	(52,599)	3,737	(111,361)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	16,144	415,010	249,851	408,290	37,081	281,199	32,576	192,819

NET ASSETS	$94,760	$1,835,524	$1,693,994	$2,105,462	$365,380	$1,787,081	$1,723,653	$1,377,562

Shares of beneficial interest outstanding of $.001 par value	11,565	94,875	92,852	142,086	41,797	227,291	59,893	100,080

Net Asset Value Per Share	$8.19	$19.35	$18.24	$14.82	$8.74	$7.86	$28.78	$13.76

Investments and repurchase agreements, at cost	$93,918	$1,597,840	$1,580,433	$2,022,009	$336,208	$1,978,317	$1,733,995	$1,525,024
Securities on loan, at value	14,184	168,668	111,300	304,357	7,685	447,950	46,139	332,738
Foreign currency held, at cost	—	1,854	—	—	—	—	—	—

(1) Includes margin deposits segregated for futures contracts in the Equity Index and Small-Cap Index Portfolios of $2,920
    and $4,055, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2004
(In thousands, except per share amounts)

	Multi-	Main Street	Emerging	Inflation	Managed	Small-Cap	Money	High Yield
	Strategy	Core	Markets	Managed	Bond	Value	Market	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$741,461	$1,476,651	$736,897	$4,639,588	$3,891,500	$653,618	$1,053,419	$1,000,738
Repurchase Agreements, at value	53,820	17,865	—	188,799	57,653	47,401	57	31
Cash	—	363	704	4,501	2	—	—	2,650
Foreign currency held, at value	16	—	6,303	1,501	30,398	—	—	44
Receivables:
Dividends and interest	2,530	1,831	2,139	9,898	20,791	1,016	700	15,249
Fund shares sold	74	473	210	1,579	4,405	55	15,188	271
Securities sold	29,809	16,862	10,144	116,969	94,907	1,687	—	1,019
Securities sold short	—	—	—	84,057	578,834	—	—	—
Swap agreements	—	—	—	4,574	20,783	—	—	—
Variation margin	201	—	—	549	7,030	—	—	—
Other	—	—	3	—	—	1	—	—
Swap appreciation	—	—	—	3,903	—	—	—	—
Forward foreign currency contracts appreciation	—	—	—	319	2,815	—	—	—
Other assets	—	—	19	—	—	—	—	—

Total Assets	827,911	1,514,045	756,419	5,056,237	4,709,118	703,778	1,069,364	1,020,002

LIABILITIES
Payable upon return of securities loaned	62,880	68,433	56,770	—	670,924	94,766	—	117,091
Payables:
Fund shares redeemed	225	51	183	434	6	2,129	567	1,274
Securities purchased	138,696	18,287	2,054	2,628,694	386,653	—	—	5,445
Swap agreements	—	—	—	5,168	46,492	—	—	—
Securities sold short, at value	—	—	—	84,620	579,703	—	—	—
Due to custodian	56	—	10,700	—	—	6	—	—
Accrued advisory fees	341	772	552	1,170	1,507	477	305	450
Accrued custodian and portfolio accounting fees	38	61	188	105	125	19	48	35
Accrued deferred trustee compensation and retirement benefits	35	62	16	93	153	15	75	44
Accrued foreign capital gains tax	—	—	1,210	—	—	—	—	—
Accrued other	39	62	42	144	144	28	66	45
Outstanding options written, at value	—	—	—	148	4,676	—	—	—
Forward foreign currency contracts depreciation	—	—	—	301	282	—	—	—
Swap depreciation	—	—	—	—	26,899	—	—	—
Other liabilities	13	—	—	—	104	—	—	—

Total Liabilities	202,323	87,728	71,715	2,720,877	1,717,668	97,440	1,061	124,384

NET ASSETS	$625,588	$1,426,317	$684,704	$2,335,360	$2,991,450	$606,338	$1,068,303	$895,618

NET ASSETS CONSIST OF:
Paid-in capital	$610,198	$1,614,009	$499,666	$2,163,319	$2,901,039	$474,721	$1,068,318	$998,650
Undistributed/accumulated net investment income (loss)	(90)	128	933	35,662	(9,199)	163	(15)	341
Undistributed/accumulated net realized gain (loss)	(67,099)	(291,224)	(38,550)	98,857	77,103	20,582	—	(156,201)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	82,579	103,404	222,655	37,522	22,507	110,872	—	52,828

NET ASSETS	$625,588	$1,426,317	$684,704	$2,335,360	$2,991,450	$606,338	$1,068,303	$895,618

Shares of beneficial interest outstanding of $.001 par value	38,220	70,363	52,146	188,565	265,032	40,177	105,923	125,222

Net Asset Value Per Share	$16.37	$20.27	$13.13	$12.38	$11.29	$15.09	$10.09	$7.15

Investments and repurchase agreements, at cost	$713,132	$1,391,111	$513,238	$4,791,454	$3,919,127	$590,147	$1,053,476	$947,942
Securities on loan, at value	61,203	66,799	54,772	—	658,730	92,552	—	114,703
Foreign currency held, at cost	16	—	6,180	1,485	30,630	—	—	43
Proceeds from securities sold short	—	—	—	84,057	578,834	—	—	—

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2004
(In thousands, except per share amounts)

	Equity		Aggressive	Large-Cap		Real	Mid-Cap
	Income	Equity	Equity	Value	Comstock	Estate	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$243,776	$374,562	$315,108	$2,711,419	$813,026	$802,156	$264,163
Repurchase Agreements, at value	5,032	1,958	2,198	151,827	7	20,845	15
Cash	—	—	1	1	1	1	—
Receivables:
Dividends and interest	442	235	376	3,152	1,147	3,390	28
Fund shares sold	317	1,202	11	2,124	563	45	894
Securities sold	1,680	196	795	500	160	1,109	—
Other	1	5	4	9	—	—	—

Total Assets	251,248	378,158	318,493	2,869,032	814,904	827,546	265,100

LIABILITIES
Payable upon return of securities loaned	11,095	17,083	44,041	102,440	42,913	75,803	33,635
Payables:
Fund shares redeemed	1	153	1,366	225	2	384	6
Securities purchased	3,370	—	318	4,267	—	4,383	1,472
Due to custodian	3	—	—	—	—	—	—
Accrued advisory fees	186	198	183	1,946	603	679	171
Accrued custodian and portfolio accounting fees	3	19	19	98	33	26	11
Accrued deferred trustee compensation and retirement benefits	9	24	16	97	20	26	8
Accrued other	4	19	17	132	38	34	8

Total Liabilities	14,671	17,496	45,960	109,205	43,609	81,335	35,311

NET ASSETS	$236,577	$360,662	$272,533	$2,759,827	$771,295	$746,211	$229,789

NET ASSETS CONSIST OF:
Paid-in capital	$196,381	$757,919	$353,127	$2,531,167	$643,196	$472,131	$231,682
Undistributed/accumulated net investment income (loss)	82	29	86	108	168	4,198	(924)
Undistributed/accumulated net realized gain (loss)	2,789	(446,292)	(123,949)	(77,348)	29,615	26,884	(39,497)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	37,325	49,006	43,269	305,900	98,316	242,998	38,528

NET ASSETS	$236,577	$360,662	$272,533	$2,759,827	$771,295	$746,211	$229,789

Shares of beneficial interest outstanding of $.001 par value	19,995	19,847	25,314	218,735	74,635	35,146	33,700

Net Asset Value Per Share	$11.83	$18.17	$10.77	$12.62	$10.33	$21.23	$6.82

Investments and repurchase agreements, at cost	$211,482	$327,515	$274,035	$2,557,345	$714,717	$580,003	$225,649
Securities on loan, at value	10,864	16,641	42,931	99,911	41,898	74,343	32,690

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(In thousands)

	Blue	Aggressive	Diversified	Short Duration	I-Net	Financial	Health
	Chip	Growth	Research	Bond	Tollkeeper	Services	Sciences	Technology
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$25,229	$302	$7,715	$—	$576	$1,999	$1,106	$599
Interest	766	56	128	32,442	8	33	74	38
Securities lending	26	9	42	143	8	8	15	15

Total Investment Income	26,021	367	7,885	32,585	592	2,040	1,195	652

EXPENSES
Advisory fees	14,103	740	4,453	7,055	786	1,112	1,446	1,117
Custodian fees and expenses	38	28	17	38	7	16	19	19
Portfolio accounting fees	244	14	83	212	13	19	24	20
Printing expenses	85	4	29	69	4	6	8	6
Postage and mailing expenses	80	4	26	60	3	5	7	5
Distribution expenses	229	38	41	—	27	17	42	42
Legal and audit fees	63	4	21	47	8	7	9	7
Trustees’ fees and expenses	61	3	21	48	3	5	6	5
Interest expense	4	—	1	18	2	1	—	1
Offering expenses	—	—	—	13	—	—	—	—
Recoupment of adviser’s reimbursement	—	20	—	—	—	—	—	12
Other	86	4	30	69	3	6	8	7

Total Expenses	14,993	859	4,722	7,629	856	1,194	1,569	1,241
Custodian Credits	—	—	—	(11)	—	—	—	—
Recaptured Distribution Expenses and Commissions	(239)	(44)	(42)	—	(27)	(18)	(43)	(43)

Net Expenses	14,754	815	4,680	7,618	829	1,176	1,526	1,198

NET INVESTMENT INCOME (LOSS)	11,267	(448)	3,205	24,967	(237)	864	(331)	(546)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap and forward transactions	8,958	12,948	8,436	(1,956)	2,466	7,874	15,857	8,892
Futures contracts and written option transactions	3,425	35	—	(5,053)	—	—	—	65
Foreign currency transactions	—	—	(1)	—	—	13	(239)	11

Net Realized Gain (Loss)	12,383	12,983	8,435	(7,009)	2,466	7,887	15,618	8,968

Change in net unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards	63,655	(4,054)	43,923	(3,191)	4,130	(524)	(7,495)	(6,436)
Futures contracts and written options	(54)	(14)	—	(2,148)	—	—	—	(4)
Foreign currencies	—	—	—	—	—	—	1	—

Change in Net Unrealized Appreciation (Depreciation)	63,601	(4,068)	43,923	(5,339)	4,130	(524)	(7,494)	(6,440)

NET GAIN (LOSS)	75,984	8,915	52,358	(12,348)	6,596	7,363	8,124	2,528

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,251	$8,467	$55,563	$12,619	$6,359	$8,227	$7,793	$1,982

Foreign taxes withheld on dividends	$10	$—	$7	$—	$—	$9	$36	$12

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2004
(In thousands)

	Focused	Growth	Mid-Cap	International	Capital	International	Equity	Small-Cap
	30	LT	Value	Value	Opportunities	Large-Cap	Index	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$861	$17,619	$16,954	$45,875	$4,844	$27,932	$32,761	$12,284
Interest	73	967	404	689	140	631	194	418
Securities lending	16	242	430	1,470	34	1,015	40	586

Total Investment Income	950	18,828	17,788	48,034	5,018	29,578	32,995	13,288

EXPENSES
Advisory fees	752	12,809	11,724	15,127	2,402	14,665	4,089	5,122
Custodian fees and expenses	30	178	38	700	58	663	49	55
Portfolio accounting fees	15	275	226	296	51	244	259	169
Printing expenses	5	99	79	103	17	80	95	62
Postage and mailing expenses	4	89	73	94	16	74	85	57
Distribution expenses	—	234	986	52	139	47	—	—
Legal and audit fees	4	71	58	74	13	59	67	44
Trustees’ fees and expenses	3	78	60	78	13	59	74	38
Interest expense	1	5	7	5	1	5	5	3
Other	6	93	75	108	19	93	84	62

Total Expenses	820	13,931	13,326	16,637	2,729	15,989	4,807	5,612
Custodian Credits	—	(1)	(16)	—	—	(2)	(1)	(2)
Recaptured Distribution Expenses and Commissions	—	(247)	(1,025)	(52)	(147)	(71)	—	—

Net Expenses	820	13,683	12,285	16,585	2,582	15,916	4,806	5,610

NET INVESTMENT INCOME	130	5,145	5,503	31,449	2,436	13,662	28,189	7,678

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap and forward transactions (1)	8,560	84,621	222,915	(929)	28,884	30,495	22,312	41,071
Futures contracts and written option transactions	—	—	—	—	—	—	4,470	9,693
Foreign currency transactions	(29)	(2,803)	—	(1,012)	—	(278)	—	—

Net Realized Gain (Loss)	8,531	81,818	222,915	(1,941)	28,884	30,217	26,782	50,764

Change in net unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards (2)	2,916	88,208	89,162	257,601	6,490	218,344	110,283	116,689
Futures contracts and written options	—	—	—	—	—	—	(795)	(1,454)
Foreign currencies	(8)	(2,669)	—	55	(1)	139	—	—

Change in Net Unrealized Appreciation	2,908	85,539	89,162	257,656	6,489	218,483	109,488	115,235

NET GAIN	11,439	167,357	312,077	255,715	35,373	248,700	136,270	165,999

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$11,569	$172,502	$317,580	$287,164	$37,809	$262,362	$164,459	$173,677

Foreign taxes withheld on dividends	$52	$533	$—	$5,710	$8	$3,113	$—	$3

(1)	Realized gains on security transactions for the Growth LT Portfolio are net of foreign capital gains tax withheld of $30.

(2)	Change in net unrealized appreciation (depreciation) on securities for the Growth LT Portfolio is net of decrease in deferred foreign capital gains tax of $226.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2004	Multi-	Main Street	Emerging	Inflation	Managed	Small-Cap	Money	High Yield
(In thousands)	Strategy	Core	Markets	Managed	Bond	Value	Market	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$5,670	$26,298	$14,872	$—	$18	$12,699	$—	$327
Interest	8,348	199	105	34,535	87,217	272	16,917	64,176
Securities lending	79	61	218	45	301	87	—	244
Other	—	—	—	1	224	—	3	944

Total Investment Income	14,097	26,558	15,195	34,581	87,760	13,058	16,920	65,691

EXPENSES
Advisory fees	3,990	8,247	4,564	12,065	16,909	4,186	4,074	5,071
Custodian fees and expenses	33	109	621	41	138	13	36	28
Portfolio accounting fees	124	210	90	330	516	74	183	175
Printing expenses	36	74	25	114	160	26	70	49
Postage and mailing expenses	32	66	25	105	145	23	62	44
Distribution expenses	10	4	94	—	—	73	—	—
Legal and audit fees	26	53	20	85	118	18	54	36
Trustees’ fees and expenses	28	55	18	87	129	18	57	39
Interest expense	5	4	27	46	77	1	5	47
Offering expenses	—	—	—	—	—	13	—	—
Other	36	71	44	131	154	26	55	53

Total Expenses	4,320	8,893	5,528	13,004	18,346	4,471	4,596	5,542
Custodian Credits	(1)	(1)	(2)	(64)	(32)	(1)	(3)	(3)
Recaptured Distribution Expenses and Commissions	(11)	(4)	(116)	—	—	(77)	—	—

Net Expenses	4,308	8,888	5,410	12,940	18,314	4,393	4,593	5,539

NET INVESTMENT INCOME	9,789	17,670	9,785	21,641	69,446	8,665	12,327	60,152

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap and forward transactions (1)	52,019	119,497	38,325	141,588	12,747	20,583	—	11,197
Closed short positions	—	—	—	(2,145)	(12,232)	—	—	—
Futures contracts and written option transactions	1,444	—	—	7,617	99,095	—	—	—
Foreign currency transactions	(26)	2	120	3,429	5,103	—	—	14

Net Realized Gain	53,437	119,499	38,445	150,489	104,713	20,583	—	11,211

Change in net unrealized appreciation (depreciation) on:
Investment securities, swaps and forwards (2)	(6,405)	(14,361)	124,498	4,591	(30,867)	72,709	—	196
Short positions	—	—	—	383	7,349	—	—	—
Futures contracts and written options	17	—	—	(1,800)	(7,356)	—	—	—
Foreign currencies	11	(1)	194	1,307	2,552	—	—	1

Change in Net Unrealized Appreciation (Depreciation)	(6,377)	(14,362)	124,692	4,481	(28,322)	72,709	—	197

NET GAIN	47,060	105,137	163,137	154,970	76,391	93,292	—	11,408

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,849	$122,807	$172,922	$176,611	$145,837	$101,957	$12,327	$71,560

Foreign taxes withheld on dividends	$102	$10	$1,045	$—	$—	$17	$—	$—

(1)	Realized gains on security transactions for the Emerging Markets Portfolio are net of foreign capital gains tax withheld of $120.

(2)	Change in net unrealized appreciation (depreciation) on securities for the Emerging Markets Portfolio is net of decrease in deferred foreign capital gains tax of $1,591. See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2004
(In thousands)

	Equity		Aggressive	Large-Cap		Real	Mid-Cap
	Income	Equity	Equity	Value	Comstock	Estate	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$5,341	$5,355	$3,774	$51,622	$12,647	$26,531	$814
Interest	88	37	87	1,974	645	155	55
Securities lending	13	20	83	226	50	43	42

Total Investment Income	5,442	5,412	3,944	53,822	13,342	26,729	911

EXPENSES
Advisory fees	1,992	2,484	2,128	19,444	5,420	6,388	1,706
Custodian fees and expenses	17	36	42	49	32	15	36
Portfolio accounting fees	38	64	45	377	98	96	33
Printing expenses	12	22	15	131	33	32	11
Postage and mailing expenses	11	20	14	121	31	31	10
Distribution expenses	47	98	176	274	32	—	—
Legal and audit fees	9	16	12	96	24	24	9
Trustees’ fees and expenses	9	18	13	97	23	25	8
Interest expense	3	6	6	6	1	2	1
Recoupment of adviser’s reimbursement	42	—	—	—	—	—	5
Other	11	21	15	128	35	32	9

Total Expenses	2,191	2,785	2,466	20,723	5,729	6,645	1,828
Custodian Credits	—	(1)	—	(2)	—	—	—
Recaptured Distribution Expenses and Commissions	(51)	(103)	(179)	(283)	(32)	—	—

Net Expenses	2,140	2,681	2,287	20,438	5,697	6,645	1,828

NET INVESTMENT INCOME (LOSS)	3,302	2,731	1,657	33,384	7,645	20,084	(917)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security, swap and forward transactions	11,713	624	31,449	63,079	50,238	28,126	12,413
Futures contracts and written option transactions	—	—	(1,125)	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—

Net Realized Gain	11,713	624	30,324	63,079	50,238	28,126	12,413

Change in net unrealized appreciation on:
Investment securities, swaps and forwards	10,666	13,719	10,043	132,660	42,000	148,103	26,035
Futures contracts and written options	—	—	—	—	—	—	—
Foreign currencies	—	—	—	—	—	—	—

Change in Net Unrealized Appreciation	10,666	13,719	10,043	132,660	42,000	148,103	26,035

NET GAIN	22,379	14,343	40,367	195,739	92,238	176,229	38,448

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,681	$17,074	$42,024	$229,123	$99,883	$196,313	$37,531

Foreign taxes withheld on dividends	$4	$1	$3	$111	$159	$68	$5

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

								Year/
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
	Blue Chip Portfolio		Aggressive Growth Portfolio		Diversified Research Portfolio		Short Duration Bond Portfolio (1)
OPERATIONS
Net investment income (loss)	$11,267	$2,156	$(448)	$(421)	$3,205	$1,069	$24,967	$12,540
Net realized gain (loss)	12,383	(32,902)	12,983	1,343	8,435	(16,177)	(7,009)	(4,640)
Change in net unrealized appreciation (depreciation)	63,601	211,731	(4,068)	12,994	43,923	96,180	(5,339)	(742)

Net Increase in Net Assets Resulting from Operations	87,251	180,985	8,467	13,916	55,563	81,072	12,619	7,158

Net Equalization Credits	3,123	1,619	—	—	614	620	1,899	1,665

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(11,293)	(2,242)	—	—	(3,243)	(1,185)	(30,035)	(12,307)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	704,423	439,260	30,713	25,243	197,394	121,565	592,715	888,948
Shares issued in connection with acquisition (2)	—	—	—	—	—	12,329	—	—
Dividend reinvestments	11,252	2,234	—	—	3,231	1,180	29,957	11,504
Cost of shares repurchased	(25,573)	(97,848)	(20,485)	(15,179)	(72,314)	(28,148)	(90,119)	(5,069)

Net Increase in Net Assets from Capital Share Transactions	690,102	343,646	10,228	10,064	128,311	106,926	532,553	895,383

NET INCREASE IN NET ASSETS	769,183	524,008	18,695	23,980	181,245	187,433	517,036	891,899

NET ASSETS
Beginning of Year/Period	1,106,881	582,873	69,306	45,326	400,630	213,197	891,899	—

End of Year/Period	$1,876,064	$1,106,881	$88,001	$69,306	$581,875	$400,630	$1,408,935	$891,899

Undistributed/Accumulated Net Investment Income (Loss)	$23	$48	$(454)	$(8)	$(46)	$5	$(4,836)	$233

	I-Net Tollkeeper Portfolio		Financial Services Portfolio		Health Sciences Portfolio		Technology Portfolio

OPERATIONS
Net investment income (loss)	$(237)	$(581)	$864	$607	$(331)	$(275)	$(546)	$(658)
Net realized gain (loss)	2,466	(6,572)	7,887	1,828	15,618	6,256	8,968	(2,347)
Change in net unrealized appreciation (depreciation)	4,130	26,083	(524)	18,261	(7,494)	17,483	(6,440)	29,746

Net Increase in Net Assets Resulting from Operations	6,359	18,930	8,227	20,696	7,793	23,464	1,982	26,741

Net Equalization Credits (Debits)	—	—	(105)	118	—	1	—	—

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	—	—	(830)	(634)	—	—	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	21,857	44,564	24,763	33,496	40,704	46,579	38,028	93,916
Shares issued in connection with acquisition (2)	—	—	—	—	—	—	—	23,498
Dividend reinvestments	—	—	827	631	—	—	—	—
Cost of shares repurchased	(36,822)	(35,016)	(34,679)	(20,459)	(44,199)	(24,255)	(65,977)	(61,360)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,965)	9,548	(9,089)	13,668	(3,495)	22,324	(27,949)	56,054

NET INCREASE (DECREASE) IN NET ASSETS	(8,606)	28,478	(1,797)	33,848	4,298	45,789	(25,967)	82,795

NET ASSETS
Beginning of Year	71,047	42,569	100,145	66,297	122,741	76,952	124,044	41,249

End of Year	$62,441	$71,047	$98,348	$100,145	$127,039	$122,741	$98,077	$124,044

Undistributed/Accumulated Net Investment Income (Loss)	$(247)	$8	$124	$114	$(338)	$(8)	$(585)	$(8)

(1) Operations commenced on May 1, 2003; (2) See Note 12 to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
	Focused 30 Portfolio		Growth LT Portfolio		Mid-Cap Value Portfolio		International Value Portfolio
OPERATIONS
Net investment income (loss)	$130	$(232)	$5,145	$(1,979)	$5,503	$4,807	$31,449	$21,121
Net realized gain (loss)	8,531	3,722	81,818	(47,013)	222,915	38,668	(1,941)	(35,255)
Change in net unrealized appreciation	2,908	14,829	85,539	496,100	89,162	185,516	257,656	343,976

Net Increase in Net Assets Resulting from Operations	11,569	18,319	172,502	447,108	317,580	228,991	287,164	329,842

Net Equalization Credits (Debits)	1	2	(29)	(53)	1,377	1,550	8,230	12,147

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(44)	—	—	—	(5,531)	(5,249)	(30,268)	(22,494)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	40,169	34,398	202,056	281,461	417,180	288,925	671,338	1,421,290
Dividend reinvestments	44	—	—	—	5,509	5,223	29,478	21,796
Cost of shares repurchased	(31,033)	(16,757)	(287,859)	(419,562)	(184,026)	(96,467)	(453,827)	(1,165,207)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,180	17,641	(85,803)	(138,101)	238,663	197,681	246,989	277,879

NET INCREASE IN NET ASSETS	20,706	35,962	86,670	308,954	552,089	422,973	512,115	597,374

NET ASSETS
Beginning of Year	74,054	38,092	1,748,854	1,439,900	1,141,905	718,932	1,593,347	995,973

End of Year	$94,760	$74,054	$1,835,524	$1,748,854	$1,693,994	$1,141,905	$2,105,462	$1,593,347

Undistributed Net Investment Income	$55	$7	$7,092	$—	$37	$65	$4,171	$3,707

	Capital Opportunities Portfolio		International Large-Cap Portfolio		Equity Index Portfolio		Small-Cap Index Portfolio

OPERATIONS
Net investment income	$2,436	$874	$13,662	$5,244	$28,189	$22,056	$7,678	$3,357
Net realized gain	28,884	3,972	30,217	31,375	26,782	11,674	50,764	8,213
Change in net unrealized appreciation	6,489	39,794	218,483	182,849	109,488	336,392	115,235	152,764

Net Increase in Net Assets Resulting from Operations	37,809	44,640	262,362	219,468	164,459	370,122	173,677	164,334

Net Equalization Credits (Debits)	466	472	4,729	4,130	(714)	(1,663)	5,640	2,278

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(2,451)	(870)	(15,821)	(9,447)	(28,239)	(22,219)	(7,760)	(3,158)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	106,991	85,582	521,469	738,732	206,079	283,541	258,074	263,643
Shares issued in connection with acquisition (1)	—	—	—	49,067	—	—	539,910	—
Dividend reinvestments	2,439	865	15,699	9,353	28,182	22,161	7,696	3,130
Cost of shares repurchased	(36,716)	(19,830)	(100,307)	(404,046)	(287,206)	(470,924)	(245,243)	(86,026)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	72,714	66,617	436,861	393,106	(52,945)	(165,222)	560,437	180,747

NET INCREASE IN NET ASSETS	108,538	110,859	688,131	607,257	82,561	181,018	731,994	344,201

NET ASSETS
Beginning of Year	256,842	145,983	1,098,950	491,693	1,641,092	1,460,074	645,568	301,367

End of Year	$365,380	$256,842	$1,787,081	$1,098,950	$1,723,653	$1,641,092	$1,377,562	$645,568

Undistributed/Accumulated Net Investment Income (Loss)	$76	$95	$(595)	$1,095	$35	$85	$336	$459

(1) See Note 12 to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

				Year/
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
	Multi-Strategy Portfolio		Main Street Core Portfolio (1)		Emerging Markets Portfolio		Inflation Managed Portfolio
OPERATIONS
Net investment income (2)	$9,789	$8,481	$17,670	$9,724	$9,785	$3,312	$21,641	$12,933
Net realized gain (loss) (2)	53,437	4,530	119,499	(20,891)	38,445	9,644	150,489	117,557
Change in net unrealized appreciation (depreciation) (2)	(6,377)	107,551	(14,362)	243,715	124,692	102,240	4,481	(13,984)

Net Increase in Net Assets Resulting from Operations	56,849	120,562	122,807	232,548	172,922	115,196	176,611	116,506

Net Equalization Credits (Debits)	(738)	(604)	1,054	1,741	3,905	1,204	4,617	5,161

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(10,434)	(8,991)	(17,743)	(10,351)	(9,739)	(2,527)	(145,059)	(98,521)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	39,395	53,066	207,419	310,887	242,162	162,785	600,365	519,964
Dividend reinvestments	10,376	8,926	17,677	10,310	9,616	2,495	144,153	97,139
Cost of shares repurchased	(92,548)	(104,320)	(77,197)	(117,464)	(54,275)	(107,730)	(89,666)	(296,567)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(42,777)	(42,328)	147,899	203,733	197,503	57,550	654,852	320,536

NET INCREASE IN NET ASSETS	2,900	68,639	254,017	427,671	364,591	171,423	691,021	343,682

NET ASSETS
Beginning of Year	622,688	554,049	1,172,300	744,629	320,113	148,690	1,644,339	1,300,657

End of Year	$625,588	$622,688	$1,426,317	$1,172,300	$684,704	$320,113	$2,335,360	$1,644,339

Undistributed/Accumulated Net Investment Income (Loss)	$(90)	$419	$128	$200	$933	$887	$35,662	$406

	Managed Bond Portfolio		Small-Cap Value Portfolio (3)		Money Market Portfolio		High Yield Bond Portfolio

OPERATIONS
Net investment income	$69,446	$104,141	$8,665	$2,570	$12,327	$12,072	$60,152	$52,719
Net realized gain	104,713	18,602	20,583	10,080	—	—	11,211	2,027
Change in net unrealized appreciation (depreciation)	(28,322)	38,687	72,709	38,163	—	—	197	73,533

Net Increase in Net Assets Resulting from Operations	145,837	161,430	101,957	50,813	12,327	12,072	71,560	128,279

Net Equalization Credits (Debits)	9,968	2,556	2,457	846	(1,145)	(6,794)	(1,614)	8,788

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(115,882)	(243,140)	(18,771)	(2,381)	(12,322)	(12,116)	(59,990)	(52,787)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	450,832	463,017	244,804	268,758	1,521,379	2,329,511	320,313	707,981
Dividend reinvestments	112,614	236,298	18,567	2,373	12,186	11,981	58,532	51,445
Cost of shares repurchased	(231,566)	(629,814)	(61,394)	(1,691)	(1,625,143)	(2,923,178)	(418,677)	(442,414)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	331,880	69,501	201,977	269,440	(91,578)	(581,686)	(39,832)	317,012

NET INCREASE (DECREASE) IN NET ASSETS	371,803	(9,653)	287,620	318,718	(92,718)	(588,524)	(29,876)	401,292

NET ASSETS
Beginning of Year/Period	2,619,647	2,629,300	318,718	—	1,161,021	1,749,545	925,494	524,202

End of Year/Period	2,991,450	$2,619,647	$606,338	$318,718	$1,068,303	$1,161,021	$895,618	$925,494

Undistributed/Accumulated Net Investment Income (Loss)	$(9,199)	$381	$163	$189	$(15)	$(19)	$341	$181

(1)	Formerly named Large-Cap Core Portfolio; (2) Prior year net investment income related to amortization of discounts and premiums on inflation-indexed bonds was reclassified to net realized gain (loss) and change in net unrealized appreciation (depreciation) on investments for the Inflation Managed Portfolio to conform with current year classification (see Note 2.B to Financial Statements); (3) Operations commenced on May 1, 2003.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003
	Equity Income Portfolio		Equity Portfolio		Aggressive Equity Portfolio		Large-Cap Value Portfolio
OPERATIONS
Net investment income	$3,302	$2,175	$2,731	$1,329	$1,657	$1,192	$33,384	$17,649
Net realized gain (loss)	11,713	(4,715)	624	(36,143)	30,324	(8,458)	63,079	(25,433)
Change in net unrealized appreciation	10,666	37,972	13,719	121,966	10,043	81,345	132,660	381,567

Net Increase in Net Assets Resulting from Operations	25,681	35,432	17,074	87,152	42,024	74,079	229,123	373,783

Net Equalization Credits (Debits)	270	491	(146)	(78)	(54)	2	10,522	8,263

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(3,311)	(2,074)	(2,737)	(1,451)	(1,663)	(1,336)	(33,324)	(18,633)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	61,075	67,671	36,304	70,948	49,025	100,452	752,623	546,249
Dividend reinvestments	3,289	2,060	2,737	1,450	1,662	1,325	32,969	18,434
Cost of shares repurchased	(36,130)	(30,069)	(117,278)	(125,803)	(121,961)	(106,495)	(71,369)	(92,141)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	28,234	39,662	(78,237)	(53,405)	(71,274)	(4,718)	714,223	472,542

NET INCREASE (DECREASE) IN NET ASSETS	50,874	73,511	(64,046)	32,218	(30,967)	68,027	920,544	835,955

NET ASSETS
Beginning of Year	185,703	112,192	424,708	392,490	303,500	235,473	1,839,283	1,003,328

End of Year	$236,577	$185,703	$360,662	$424,708	$272,533	$303,500	$2,759,827	$1,839,283

Undistributed Net Investment Income	$82	$101	$29	$35	$86	$93	$108	$47

	Comstock Portfolio (1)		Real Estate Portfolio		Mid-Cap Growth Portfolio

OPERATIONS
Net investment income (loss)	$7,645	$2,693	$20,084	$14,746	$(917)	$(673)
Net realized gain	50,238	3,664	28,126	1,787	12,413	18,269
Change in net unrealized appreciation	42,000	66,071	148,103	102,732	26,035	15,065

	99,883	72,428	196,313	119,265	37,531	32,661

Net Equalization Credits	2,683	1,664	4,027	4,751	1	53

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Dividends and Distributions to Shareholders	(7,649)	(2,502)	(19,115)	(19,831)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	258,576	285,997	120,284	105,550	63,202	86,159
Dividend reinvestments	7,601	2,489	18,430	18,863	—	—
Cost of shares repurchased	(12,338)	(12,640)	(58,043)	(44,018)	(38,575)	(43,561)

Net Increase in Net Assets from Capital Share Transactions	253,839	275,846	80,671	80,395	24,627	42,598

NET INCREASE IN NET ASSETS	348,756	347,436	261,896	184,580	62,159	75,312

NET ASSETS
Beginning of Year	422,539	75,103	484,315	299,735	167,630	92,318

End of Year	$771,295	$422,539	$746,211	$484,315	$229,789	$167,630

Undistributed/Accumulated Net Investment Income (Loss)	$168	$213	$4,198	$8,201	$(924)	$(8)

(1) Formerly named Strategic Value Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions

	Net
	Asset		Net		Dividends
	Value,	Net	Realized	Total	from	Distributions	Tax
	Beginning	Investment	and	from	Net	from	Basis
For the Year	of Year/	Income	Unrealized	Investment	Investment	Capital	Return	Total
or Period Ended	Period	(Loss) (1)	Gain (Loss) (1)	Operations	Income	Gains	of Capital	Distributions

Blue Chip
2004	$7.53	$0.05	$0.30	$0.35	($0.05)	$—	$—	($0.05)
2003	6.02	0.02	1.51	1.53	(0.02)	—	—	(0.02)
2002	8.14	0.01	(2.12)	(2.11)	(0.01)	—	—	(0.01)
01/02/2001 - 12/31/2001	10.00	0.01	(1.86)	(1.85)	(0.01)	—	—	(0.01)

Aggressive Growth
2004	$7.89	($0.05)	$0.99	$0.94	$—	$—	$—	$—
2003	6.23	(0.05)	1.71	1.66	—	—	—	—
2002	8.02	(0.04)	(1.75)	(1.79)	—	—	—	—
01/02/2001 - 12/31/2001	10.00	(0.03)	(1.95)	(1.98)	—	—	—	—

Diversified Research
2004	$10.65	$0.07	$1.13	$1.20	($0.07)	$—	$—	($0.07)
2003	8.06	0.03	2.59	2.62	(0.03)	—	—	(0.03)
2002	10.66	0.03	(2.61)	(2.58)	(0.02)	—	—	(0.02)
2001	10.99	0.02	(0.33)	(0.31)	(0.02)	—	—	(0.02)
01/03/2000 - 12/31/2000	10.00	0.03	0.99	1.02	(0.03)	—	—	(0.03)

Short Duration Bond
2004	$9.93	$0.21	($0.09)	$0.12	($0.25)	$—	$—	($0.25)
05/01/2003 - 12/31/2003	10.00	0.17	(0.07)	0.10	(0.17)	—	—	(0.17)

I-Net Tollkeeper
2004	$3.94	($0.02)	$0.52	$0.50	$—	$—	$—	$—
2003	2.75	(0.03)	1.22	1.19	—	—	—	—
2002	4.48	0.08	(1.81)	(1.73)	—	—	—	—
2001	6.78	(0.08)	(2.22)	(2.30)	—	—	—	—
05/01/2000 - 12/31/2000	10.00	(0.04)	(3.18)	(3.22)	—	—	—	—

Financial Services
2004	$10.10	$0.10	$0.77	$0.87	($0.09)	$—	$—	($0.09)
2003	7.88	0.06	2.23	2.29	(0.07)	—	—	(0.07)
2002	9.25	0.04	(1.39)	(1.35)	(0.02)	—	—	(0.02)
01/02/2001 - 12/31/2001	10.00	0.02	(0.75)	(0.73)	(0.02)	—	—	(0.02)

Health Sciences
2004	$9.05	($0.04)	$0.72	$0.68	$—	$—	$—	$—
2003	7.08	(0.02)	1.99	1.97	—	—	—	—
2002	9.23	(0.02)	(2.13)	(2.15)	—	—	—	—
01/02/2001 - 12/31/2001	10.00	(0.02)	(0.75)	(0.77)	—	—	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data

						Ratios	Ratios
						of Net	of Net
				Ratios of	Ratios of	Investment	Investment
				Expenses	Expenses	Income (Loss)	Income (Loss)
				After	Before	After	Before
	Net		Net	Expense	Expense	Expense	Expense
	Asset		Assets,	Reductions	Reductions	Reductions	Reductions
	Value,		End of	to Average	to Average	to Average	to Average	Portfolio
For the Year	End of	Total	Year/Period	Net	Net	Net	Net	Turnover
or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Assets (3), (4)	Rates

Blue Chip
2004	$7.83	4.65%	$1,876,064	0.99%	1.01%	0.76%	0.74%	35.70%
2003	7.53	25.36%	1,106,881	0.99%	1.01%	0.28%	0.26%	29.95%
2002	6.02	(25.94%)	582,873	1.00%	1.01%	0.16%	0.14%	36.04%
01/02/2001 - 12/31/2001	8.14	(18.57%)	531,021	1.00%	1.04%	0.11%	0.07%	23.71%

Aggressive Growth
2004	$8.83	11.88%	$88,001	1.10%	1.16%	(0.61%)	(0.66%)	155.57%
2003	7.89	26.66%	69,306	1.10%	1.16%	(0.76%)	(0.82%)	91.15%
2002	6.23	(22.32%)	45,326	1.10%	1.13%	(0.77%)	(0.80%)	121.51%
01/02/2001 - 12/31/2001	8.02	(19.78%)	89,520	1.10%	1.24%	(0.65%)	(0.79%)	83.91%

Diversified Research
2004	$11.78	11.20%	$581,875	0.94%	0.95%	0.65%	0.64%	21.17%
2003	10.65	32.63%	400,630	0.96%	0.99%	0.38%	0.38%	23.56%
2002	8.06	(24.19%)	213,197	0.95%	0.97%	0.32%	0.30%	35.32%
2001	10.66	(2.74%)	242,648	0.94%	0.96%	0.28%	0.26%	34.80%
01/03/2000 - 12/31/2000	10.99	10.21%	144,898	0.98%	0.99%	0.51%	0.50%	23.71%

Short Duration Bond
2004	$9.80	1.21%	$1,408,935	0.65%	0.65%	2.12%	2.12%	189.32%
05/01/2003 - 12/31/2003	9.93	0.96%	891,899	0.66%	0.66%	2.74%	2.74%	227.50%

I-Net Tollkeeper
2004	$4.44	12.66%	$62,441	1.32%	1.36%	(0.38%)	(0.42%)	55.98%
2003	3.94	43.22%	71,047	1.31%	1.31%	(1.09%)	(1.09%)	47.46%
2002	2.75	(38.62%)	42,569	1.43%	1.44%	(1.32%)	(1.32%)	53.36%
2001	4.48	(33.89%)	74,294	1.57%	1.57%	(1.35%)	(1.35%)	46.78%
05/01/2000 - 12/31/2000	6.78	(32.17%)	115,554	1.60%	1.63%	(1.03%)	(1.06%)	47.56%

Financial Services
2004	$10.88	8.72%	$98,348	1.16%	1.18%	0.85%	0.84%	70.90%
2003	10.10	29.00%	100,145	1.18%	1.21%	0.78%	0.74%	68.28%
2002	7.88	(14.59%)	66,297	1.20%	1.25%	0.48%	0.44%	86.15%
01/02/2001 - 12/31/2001	9.25	(7.28%)	61,968	1.20%	1.34%	0.43%	0.29%	82.16%

Health Sciences
2004	$9.73	7.54%	$127,039	1.16%	1.19%	(0.25%)	(0.28%)	181.83%
2003	9.05	27.82%	122,741	1.16%	1.19%	(0.29%)	(0.32%)	114.39%
2002	7.08	(23.30%)	76,952	1.16%	1.21%	(0.51%)	(0.55%)	139.61%
01/02/2001 - 12/31/2001	9.23	(7.69%)	86,911	1.20%	1.24%	(0.42%)	(0.46%)	94.37%

See Notes to Financial Statements	See explanation of references on E-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions

	Net
	Asset		Net		Dividends
	Value,	Net	Realized	Total	from	Distributions	Tax
	Beginning	Investment	and	from	Net	from	Basis
For the Year	of Year/	Income	Unrealized	Investment	Investment	Capital	Return	Total
or Period Ended	Period	(Loss) (1)	Gain (Loss) (1)	Operations	Income	Gains	of Capital	Distributions

Technology
2004	$4.52	($0.03)	$0.19	$0.16	$—	$—	$—	$—
2003	3.17	(0.02)	1.37	1.35	—	—	—	—
2002	5.91	(0.01)	(2.73)	(2.74)	—	—	—	—
01/02/2001 - 12/31/2001	10.00	(0.02)	(4.07)	(4.09)	—	—	—	—

Focused 30
2004 (5)	$7.14	$0.01	$1.04	$1.05	$—	$—	$—	$—
2003	5.02	(0.02)	2.14	2.12	—	—	—	—
2002	7.12	(0.01)	(2.08)	(2.09)	(0.01)	—	—	(0.01)
2001	8.22	0.01	(1.11)	(1.10)	—	—	—	—
10/02/2000 - 12/31/2000	10.00	0.04	(1.78)	(1.74)	(0.04)	—	—	(0.04)

Growth LT
2004	$17.52	($0.01)	$1.84	$1.83	$—	$—	$—	$—
2003	13.08	(0.09)	4.53	4.44	—	—	—	—
2002	18.59	(0.04)	(5.32)	(5.36)	(0.15)	—	—	(0.15)
2001	31.30	0.19	(8.71)	(8.52)	(0.26)	(3.93)	—	(4.19)
2000	47.67	0.33	(9.43)	(9.10)	(0.22)	(7.05)	—	(7.27)

Mid-Cap Value
2004	$14.63	$0.06	$3.61	$3.67	($0.06)	$—	$—	($0.06)
2003	11.39	0.06	3.25	3.31	(0.07)	—	—	(0.07)
2002	14.16	0.06	(1.98)	(1.92)	(0.05)	(0.80)	—	(0.85)
2001	12.90	0.10	1.60	1.70	(0.10)	(0.34)	—	(0.44)
2000	10.50	0.05	2.54	2.59	(0.05)	(0.14)	—	(0.19)

International Value
2004	$12.92	$0.22	$1.90	$2.12	($0.22)	$—	$—	($0.22)
2003	10.27	0.16	2.68	2.84	(0.19)	—	—	(0.19)
2002	12.06	0.19	(1.87)	(1.68)	(0.11)	—	—	(0.11)
2001	15.85	0.08	(3.50)	(3.42)	(0.14)	(0.22)	(0.01)	(0.37)
2000	18.49	0.09	(2.19)	(2.10)	(0.02)	(0.52)	—	(0.54)

Capital Opportunities
2004	$7.81	$0.06	$0.93	$0.99	($0.06)	$—	$—	($0.06)
2003	6.17	0.03	1.64	1.67	(0.03)	—	—	(0.03)
2002	8.44	0.02	(2.28)	(2.26)	(0.01)	—	—	(0.01)
01/02/2001 - 12/31/2001	10.00	0.01	(1.56)	(1.55)	(0.01)	—	—	(0.01)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data

						Ratios	Ratios
						of Net	of Net
				Ratios of	Ratios of	Investment	Investment
				Expenses	Expenses	Income (Loss)	Income (Loss)
				After	Before	After	Before
	Net		Net	Expense	Expense	Expense	Expense
	Asset		Assets,	Reductions	Reductions	Reductions	Reductions
	Value,		End of	to Average	to Average	to Average	to Average	Portfolio
For the Year	End of	Total	Year/Period	Net	Net	Net	Net	Turnover
or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Assets (3), (4)	Rates

Technology
2004	$4.68	3.66%	$98,077	1.18%	1.22%	(0.54%)	(0.58%)	130.83%
2003	4.52	42.58%	124,044	1.26%	1.29%	(1.01%)	(1.04%)	144.41%
2002	3.17	(46.34%)	41,249	1.20%	1.20%	(0.95%)	(0.95%)	106.38%
01/02/2001 - 12/31/2001	5.91	(40.94%)	52,160	1.20%	1.31%	(0.71%)	(0.82%)	69.22%

Focused 30
2004 (5)	$8.19	14.85%	$94,760	1.03%	1.03%	0.16%	0.16%	71.22%
2003	7.14	42.26%	74,054	1.06%	1.06%	(0.45%)	(0.45%)	65.97%
2002	5.02	(29.41%)	38,092	1.05%	1.05%	(0.26%)	(0.26%)	164.99%
2001	7.12	(13.35%)	58,095	1.05%	1.06%	0.17%	0.17%	213.23%
10/02/2000 - 12/31/2000	8.22	(17.39%)	48,949	1.05%	1.37%	2.15%	1.83%	23.51%

Growth LT
2004	$19.35	10.40%	$1,835,524	0.80%	0.82%	0.30%	0.29%	49.60%
2003	17.52	33.98%	1,748,854	0.80%	0.82%	(0.13%)	(0.15%)	48.90%
2002	13.08	(28.97%)	1,439,900	0.79%	0.87%	0.09%	0.01%	113.39%
2001	18.59	(29.55%)	2,280,990	0.79%	0.82%	0.31%	0.27%	90.93%
2000	31.30	(21.70%)	3,575,195	0.79%	0.80%	0.30%	0.30%	68.37%

Mid-Cap Value
2004	$18.24	25.08%	$1,693,994	0.89%	0.97%	0.40%	0.32%	89.13%
2003	14.63	29.10%	1,141,905	0.89%	0.96%	0.56%	0.50%	87.60%
2002	11.39	(14.46%)	718,932	0.90%	0.97%	0.48%	0.41%	115.94%
2001	14.16	13.30%	826,958	0.89%	1.00%	0.83%	0.72%	148.32%
2000	12.90	24.91%	406,528	0.88%	0.98%	0.57%	0.47%	136.97%

International Value
2004	$14.82	16.42%	$2,105,462	0.93%	0.93%	1.77%	1.76%	8.46%
2003	12.92	27.71%	1,593,347	0.93%	0.95%	1.79%	1.77%	12.76%
2002	10.27	(13.91%)	995,973	0.93%	0.93%	1.50%	1.50%	14.67%
2001	12.06	(21.87%)	1,131,999	0.93%	0.93%	1.06%	1.06%	91.89%
2000	15.85	(11.40%)	1,635,737	0.96%	0.96%	1.09%	1.09%	63.27%

Capital Opportunities
2004	$8.74	12.69%	$365,380	0.86%	0.91%	0.81%	0.76%	72.26%
2003	7.81	27.13%	256,842	0.87%	0.93%	0.49%	0.43%	66.44%
2002	6.17	(26.78%)	145,983	0.87%	0.93%	0.27%	0.21%	103.67%
01/02/2001 - 12/31/2001	8.44	(15.54%)	154,091	0.91%	0.94%	0.19%	0.16%	98.40%

See Notes to Financial Statements	See explanation of references on E-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions

	Net
	Asset		Net		Dividends
	Value,		Realized	Total	from	Distributions	Tax
	Beginning	Net	and	from	Net	from	Basis
For the Year	of Year/	Investment	Unrealized	Investment	Investment	Capital	Return	Total
or Period Ended	Period	Income (1)	Gain (Loss) (1)	Operations	Income	Gains	of Capital	Distributions

International Large-Cap
2004	$6.69	$0.07	$1.17	$1.24	($0.07)	$—	$—	($0.07)
2003	5.19	0.03	1.54	1.57	(0.07)	—	—	(0.07)
2002	6.36	0.07	(1.18)	(1.11)	(0.06)	—	—	(0.06)
2001	7.84	0.05	(1.48)	(1.43)	(0.05)	—	—	(0.05)
01/03/2000 - 12/31/2000	10.00	0.06	(2.21)	(2.15)	(0.01)	—	—	(0.01)

Equity Index
2004	$26.46	$0.48	$2.32	$2.80	($0.48)	$—	$—	($0.48)
2003	20.91	0.36	5.55	5.91	(0.36)	—	—	(0.36)
2002	29.54	0.32	(6.56)	(6.24)	(0.32)	(2.07)	—	(2.39)
2001	34.12	0.33	(4.46)	(4.13)	(0.33)	(0.12)	—	(0.45)
2000	38.41	0.35	(3.88)	(3.53)	(0.35)	(0.41)	—	(0.76)

Small-Cap Index
2004	$11.75	$0.07	$2.02	$2.09	($0.08)	$—	$—	($0.08)
2003	8.06	0.06	3.69	3.75	(0.06)	—	—	(0.06)
2002	10.30	0.07	(2.24)	(2.17)	(0.07)	—	—	(0.07)
2001	11.13	0.10	0.08	0.18	(0.09)	(0.92)	—	(1.01)
2000	11.74	0.13	(0.55)	(0.42)	(0.13)	(0.06)	—	(0.19)

Multi-Strategy
2004	$15.16	$0.26	$1.23	$1.49	($0.28)	$—	$—	($0.28)
2003	12.48	0.21	2.69	2.90	(0.22)	—	—	(0.22)
2002	14.82	0.28	(2.20)	(1.92)	(0.28)	(0.14)	—	(0.42)
2001	15.40	0.38	(0.56)	(0.18)	(0.37)	(0.03)	—	(0.40)
2000	16.98	0.44	(0.33)	0.11	(0.43)	(1.26)	—	(1.69)

Main Street Core (6)
2004	$18.74	$0.26	$1.53	$1.79	($0.26)	$—	$—	($0.26)
2003	14.89	0.16	3.86	4.02	(0.17)	—	—	(0.17)
2002	20.98	0.14	(6.10)	(5.96)	(0.13)	—	—	(0.13)
2001	23.46	0.16	(2.23)	(2.07)	(0.15)	(0.26)	—	(0.41)
2000	27.75	0.22	(1.98)	(1.76)	(0.22)	(2.31)	—	(2.53)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data

						Ratios	Ratios
						of Net	of Net
				Ratios of	Ratios of	Investment	Investment
				Expenses	Expenses	Income	Income
				After	Before	After	Before
	Net		Net	Expense	Expense	Expense	Expense
	Asset		Assets,	Reductions	Reductions	Reductions	Reductions
	Value,		End of	to Average	to Average	to Average	to Average	Portfolio
For the Year	End of	Total	Year/Period	Net	Net	Net	Net	Turnover
or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Assets (3), (4)	Rates

International Large-Cap
2004	$7.86	18.60%	$1,787,081	1.14%	1.14%	0.98%	0.97%	48.01%
2003	6.69	30.52%	1,098,950	1.15%	1.16%	0.73%	0.71%	131.03%
2002	5.19	(17.63%)	491,693	1.15%	1.15%	0.59%	0.59%	28.96%
2001	6.36	(18.29%)	504,787	1.14%	1.14%	0.44%	0.44%	25.64%
01/03/2000 - 12/31/2000	7.84	(21.51%)	362,768	1.17%	1.17%	0.41%	0.41%	21.25%

Equity Index
2004	$28.78	10.58%	$1,723,653	0.29%	0.29%	1.72%	1.72%	5.64%
2003	26.46	28.29%	1,641,092	0.30%	0.30%	1.49%	1.49%	1.00%
2002	20.91	(22.34%)	1,460,074	0.29%	0.29%	1.31%	1.31%	10.07%
2001	29.54	(12.15%)	2,009,221	0.29%	0.29%	1.06%	1.06%	4.58%
2000	34.12	(9.29%)	2,585,065	0.29%	0.29%	0.96%	0.96%	4.13%

Small-Cap Index
2004	$13.76	17.76%	$1,377,562	0.55%	0.55%	0.75%	0.75%	25.15%
2003	11.75	46.53%	645,568	0.55%	0.56%	0.80%	0.80%	19.09%
2002	8.06	(21.19%)	301,367	0.56%	0.56%	0.91%	0.91%	49.51%
2001	10.30	1.74%	219,725	0.57%	0.57%	1.05%	1.05%	51.78%
2000	11.13	(3.61%)	182,355	0.60%	0.62%	1.18%	1.16%	67.45%

Multi-Strategy
2004	$16.37	9.81%	$625,588	0.70%	0.70%	1.59%	1.59%	291.87%
2003	15.16	23.28%	622,688	0.71%	0.71%	1.50%	1.49%	261.98%
2002	12.48	(13.06%)	554,049	0.70%	0.70%	2.00%	1.99%	336.62%
2001	14.82	(1.15%)	760,507	0.69%	0.70%	2.55%	2.54%	220.34%
2000	15.40	0.75%	762,502	0.69%	0.70%	2.68%	2.67%	237.43%

Main Street Core (6)
2004	$20.27	9.54%	$1,426,317	0.70%	0.70%	1.39%	1.39%	78.11%
2003	18.74	26.96%	1,172,300	0.71%	0.71%	1.05%	1.05%	85.27%
2002	14.89	(28.40%)	744,629	0.69%	0.71%	0.73%	0.72%	71.88%
2001	20.98	(8.87%)	1,300,440	0.69%	0.71%	0.68%	0.66%	40.87%
2000	23.46	(6.71%)	1,940,766	0.69%	0.69%	0.85%	0.84%	45.41%

See Notes to Financial Statements	See explanation of references on E-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions

	Net
	Asset		Net		Dividends
	Value,	Net	Realized	Total	from	Distributions	Tax
	Beginning	Investment	and	from	Net	from	Basis
For the Year	of Year/	Income	Unrealized	Investment	Investment	Capital	Return	Total
or Period Ended	Period	(Loss) (1)	Gain (Loss) (1)	Operations	Income	Gains	of Capital	Distributions

Emerging Markets
2004	$9.91	$0.18	$3.23	$3.41	($0.19)	$—	$—	($0.19)
2003	5.93	0.10	3.96	4.06	(0.08)	—	—	(0.08)
2002	6.14	0.03	(0.21)	(0.18)	(0.03)	—	—	(0.03)
2001	6.73	0.04	(0.62)	(0.58)	(0.01)	—	—	(0.01)
2000	10.48	(0.03)	(3.71)	(3.74)	(0.01)	—	—	(0.01)

Inflation Managed (7)
2004	$12.22	$0.12	$0.91	$1.03	($0.10)	($0.77)	$—	($0.87)
2003 (8)	12.06	0.06	0.89	0.95	(0.01)	(0.78)	—	(0.79)
2002 (8)	10.73	0.15	1.48	1.63	(0.12)	(0.18)	—	(0.30)
2001 (8)	10.68	0.44	0.01	0.45	(0.40)	—	—	(0.40)
2000	10.10	0.59	0.57	1.16	(0.58)	—	—	(0.58)

Managed Bond
2004	$11.16	$0.30	$0.29	$0.59	($0.33)	($0.13)	$—	($0.46)
2003	11.59	0.49	0.20	0.69	(0.50)	(0.62)	—	(1.12)
2002	11.03	0.54	0.63	1.17	(0.52)	(0.09)	—	(0.61)
2001	10.82	0.55	0.23	0.78	(0.57)	—	—	(0.57)
2000	10.33	0.68	0.47	1.15	(0.66)	—	—	(0.66)

Small-Cap Value
2004	$12.60	$0.22	$2.80	$3.02	($0.22)	($0.31)	$—	($0.53)
05/01/2003 - 12/31/2003	10.00	0.11	2.59	2.70	(0.10)	—	—	(0.10)

Money Market
2004	$10.09	$0.10	$—	$0.10	($0.10)	$—	$—	($0.10)
2003	10.09	0.08	—	0.08	(0.08)	—	—	(0.08)
2002	10.09	0.14	—	0.14	(0.14)	—	—	(0.14)
2001	10.09	0.38	—	0.38	(0.38)	—	—	(0.38)
2000	10.08	0.60	0.01	0.61	(0.60)	—	—	(0.60)

High Yield Bond
2004	$7.02	$0.50	$0.13	$0.63	($0.50)	$—	$—	($0.50)
2003	6.28	0.49	0.74	1.23	(0.49)	—	—	(0.49)
2002	7.07	0.57	(0.78)	(0.21)	(0.58)	—	—	(0.58)
2001	7.70	0.73	(0.62)	0.11	(0.74)	—	—	(0.74)
2000	8.81	0.82	(1.13)	(0.31)	(0.80)	—	—	(0.80)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data

						Ratios	Ratios
						of Net	of Net
				Ratios of	Ratios of	Investment	Investment
				Expenses	Expenses	Income	Income
				After	Before	After	Before
	Net		Net	Expense	Expense	Expense	Expense
	Asset		Assets,	Reductions	Reductions	Reductions	Reductions
	Value,		End of	to Average	to Average	to Average	to Average	Portfolio
For the Year	End of	Total	Year/Period	Net	Net	Net	Net	Turnover
or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Assets (3), (4)	Rates

Emerging Markets
2004	$13.13	34.62%	$684,704	1.18%	1.21%	2.14%	2.11%	27.66%
2003	9.91	68.50%	320,113	1.24%	1.25%	1.71%	1.70%	20.26%
2002	5.93	(3.07%)	148,690	1.33%	1.33%	0.42%	0.42%	136.43%
2001	6.14	(8.68%)	163,150	1.31%	1.32%	0.92%	0.91%	84.53%
2000	6.73	(35.69%)	178,903	1.30%	1.30%	0.01%	0.00%	120.01%

Inflation Managed (7)
2004	$12.38	8.90%	$2,335,360	0.64%	0.65%	1.08%	1.07%	1,040.98%
2003 (8)	12.22	8.24%	1,644,339	0.66%	0.66%	0.85%	0.85%	1,024.08%
2002 (8)	12.06	15.45%	1,300,657	0.64%	0.64%	1.97%	1.97%	621.35%
2001 (8)	10.73	4.27%	620,494	0.66%	0.67%	4.04%	4.03%	873.05%
2000	10.68	11.85%	572,827	0.62%	0.65%	5.79%	5.76%	589.38%

Managed Bond
2004	$11.29	5.38%	$2,991,450	0.65%	0.65%	2.46%	2.46%	826.80%
2003	11.16	6.24%	2,619,647	0.66%	0.66%	4.02%	4.02%	568.34%
2002	11.59	10.93%	2,629,300	0.65%	0.65%	4.55%	4.55%	379.20%
2001	11.03	7.33%	2,353,055	0.64%	0.65%	5.11%	5.10%	412.87%
2000	10.82	11.53%	1,613,748	0.64%	0.65%	6.44%	6.43%	406.54%

Small-Cap Value
2004	$15.09	24.41%	$606,338	1.00%	1.01%	1.96%	1.95%	24.72%
05/01/2003 - 12/31/2003	12.60	26.93%	318,718	1.02%	1.06%	1.79%	1.75%	44.21%

Money Market
2004	$10.09	1.01%	$1,068,303	0.37%	0.37%	1.00%	1.00%	N/A
2003	10.09	0.79%	1,161,021	0.37%	0.37%	0.80%	0.80%	N/A
2002	10.09	1.41%	1,749,545	0.36%	0.36%	1.40%	1.40%	N/A
2001	10.09	3.86%	1,604,902	0.36%	0.36%	3.70%	3.70%	N/A
2000	10.09	6.18%	1,256,358	0.38%	0.38%	6.01%	6.01%	N/A

High Yield Bond
2004	$7.15	9.42%	$895,618	0.66%	0.66%	7.12%	7.12%	86.06%
2003	7.02	20.29%	925,494	0.65%	0.65%	7.40%	7.40%	92.04%
2002	6.28	(3.00%)	524,202	0.65%	0.65%	8.70%	8.70%	94.99%
2001	7.07	1.35%	484,683	0.63%	0.64%	9.50%	9.74%	114.19%
2000	7.70	(3.72%)	424,967	0.64%	0.65%	10.02%	10.02%	70.45%

See Notes to Financial Statements	See explanation of references on E-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions

	Net
	Asset		Net		Dividends
	Value,	Net	Realized	Total	from	Distributions	Tax
	Beginning	Investment	and	from	Net	from	Basis
For the Year	of Year/	Income	Unrealized	Investment	Investment	Capital	Return	Total
or Period Ended	Period	(Loss) (1)	Gain (Loss) (1)	Operations	Income	Gains	of Capital	Distributions

Equity Income
2004	$10.70	$0.17	$1.13	$1.30	($0.17)	$—	$—	($0.17)
2003	8.57	0.13	2.12	2.25	(0.12)	—	—	(0.12)
01/02/2002-12/31/2002	10.00	0.08	(1.43)	(1.35)	(0.08)	—	—	(0.08)

Equity
2004	$17.42	$0.14	$0.75	$0.89	($0.14)	$—	$—	($0.14)
2003	14.06	0.05	3.37	3.42	(0.06)	—	—	(0.06)
2002	19.21	0.07	(5.16)	(5.09)	(0.06)	—	—	(0.06)
2001	26.12	0.01	(5.56)	(5.55)	(0.01)	(1.34)	(0.01)	(1.36)
2000	37.50	(0.01)	(8.94)	(8.95)	—	(2.43)	—	(2.43)

Aggressive Equity
2004	$9.11	$0.07	$1.66	$1.73	($0.07)	$—	$—	($0.07)
2003	6.87	0.04	2.24	2.28	(0.04)	—	—	(0.04)
2002	9.17	0.09	(2.39)	(2.30)	—	—	—	—
2001	11.08	(0.05)	(1.86)	(1.91)	—	—	—	—
2000	14.55	(0.02)	(2.98)	(3.00)	—	(0.47)	—	(0.47)

Large-Cap Value
2004	$11.62	$0.15	$1.00	$1.15	($0.15)	$—	$—	($0.15)
2003	8.95	0.11	2.68	2.79	(0.12)	—	—	(0.12)
2002	11.73	0.10	(2.79)	(2.69)	(0.09)	—	—	(0.09)
2001	12.60	0.09	(0.54)	(0.45)	(0.09)	(0.33)	—	(0.42)
2000	11.09	0.11	1.58	1.69	(0.10)	(0.08)	—	(0.18)

Comstock (9)
2004	$8.91	$0.10	$1.42	$1.52	($0.10)	$—	$—	($0.10)
2003	6.82	0.05	2.09	2.14	(0.05)	—	—	(0.05)
2002	8.77	—	(1.94)	(1.94)	(0.01)	—	—	(0.01)
2001	9.76	0.03	(0.99)	(0.96)	(0.03)	—	—	(0.03)
10/02/2000 - 12/31/2000	10.00	0.03	(0.25)	(0.22)	(0.02)	—	—	(0.02)

Real Estate (10)
2004	$15.85	$0.21	$5.73	$5.94	($0.46)	($0.10)	$—	($0.56)
2003	12.08	0.46	4.02	4.48	(0.43)	(0.28)	—	(0.71)
2002	12.80	0.46	(0.47)	(0.01)	(0.35)	(0.36)	—	(0.71)
2001	12.23	0.53	0.49	1.02	(0.40)	(0.05)	—	(0.45)
2000	9.59	0.46	2.65	3.11	(0.46)	(0.01)	—	(0.47)

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Ratios / Supplemental Data

						Ratios	Ratios
						of Net	of Net
				Ratios of	Ratios of	Investment	Investment
				Expenses	Expenses	Income (Loss)	Income (Loss)
				After	Before	After	Before
	Net		Net	Expense	Expense	Expense	Expense
	Asset		Assets,	Reductions	Reductions	Reductions	Reductions
	Value,		End of	to Average	to Average	to Average	to Average	Portfolio
For the Year	End of	Total	Year/Period	Net	Net	Net	Net	Turnover
or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Assets (3), (4)	Rates

Equity Income
2004	$11.83	12.19%	$236,577	1.02%	1.04%	1.57%	1.55%	51.07%
2003	10.70	26.24%	185,703	1.05%	1.08%	1.54%	1.51%	66.38%
01/02/2002-12/31/2002	8.57	(13.54%)	112,192	1.05%	1.14%	1.45%	1.36%	42.76%

Equity
2004	$18.17	5.14%	$360,662	0.70%	0.73%	0.72%	0.69%	61.69%
2003	17.42	24.33%	424,708	0.71%	0.75%	0.33%	0.29%	61.86%
2002	14.06	(26.51%)	392,490	0.72%	0.75%	0.38%	0.35%	96.16%
2001	19.21	(21.76%)	695,151	0.70%	0.70%	0.06%	0.06%	132.39%
2000	26.12	(25.17%)	1,044,011	0.69%	0.69%	(0.05%)	(0.05%)	62.74%

Aggressive Equity
2004	$10.77	18.94%	$272,533	0.86%	0.93%	0.62%	0.56%	84.70%
2003	9.11	33.14%	303,500	0.86%	0.98%	0.47%	0.36%	183.00%
2002	6.87	(25.09%)	235,473	0.86%	0.97%	0.09%	(0.03%)	122.32%
2001	9.17	(17.24%)	303,852	0.87%	0.91%	(0.40%)	(0.45%)	209.96%
2000	11.08	(21.06%)	447,461	0.84%	0.86%	(0.28%)	(0.30%)	171.29%

Large-Cap Value
2004	$12.62	9.93%	$2,759,827	0.89%	0.90%	1.46%	1.45%	34.94%
2003	11.62	31.24%	1,839,283	0.89%	0.91%	1.36%	1.35%	32.61%
2002	8.95	(22.96%)	1,003,328	0.89%	0.90%	1.13%	1.13%	41.03%
2001	11.73	(3.65%)	1,048,332	0.88%	0.90%	0.91%	0.89%	40.69%
2000	12.60	15.26%	371,754	0.90%	0.95%	1.06%	1.00%	80.70%

Comstock (9)
2004	$10.33	17.17%	$771,295	1.00%	1.00%	1.34%	1.33%	32.20%
2003	8.91	31.38%	422,539	1.00%	1.02%	1.18%	1.16%	72.23%
2002	6.82	(22.15%)	75,103	1.05%	1.05%	0.02%	0.02%	51.01%
2001	8.77	(9.87%)	86,740	1.05%	1.05%	0.44%	0.43%	91.97%
10/02/2000 - 12/31/2000	9.76	(2.19%)	42,876	1.05%	1.44%	1.30%	0.91%	9.88%

Real Estate (10)
2004	$21.23	37.62%	$746,211	1.14%	1.14%	3.76%	3.76%	8.70%
2003	15.85	37.52%	484,315	1.14%	1.14%	4.01%	4.01%	10.94%
2002	12.08	(0.32%)	299,735	1.15%	1.15%	4.48%	4.48%	27.12%
2001	12.80	8.55%	236,302	1.15%	1.15%	4.78%	4.78%	30.13%
2000	12.23	32.77%	168,942	1.14%	1.14%	5.16%	5.16%	18.22%

See Notes to Financial Statements	See explanation of references on E-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions

	Net
	Asset		Net		Dividends
	Value,		Realized	Total	from	Distributions	Tax
	Beginning	Net	and	from	Net	from	Basis
For the Year	of Year/	Investment	Unrealized	Investment	Investment	Capital	Return	Total
or Period Ended	Period	Loss (1)	Gain (Loss) (1)	Operations	Income	Gains	of Capital	Distributions

Mid-Cap Growth
2004	$5.61	($0.03)	$1.24	$1.21	$—	$—	$—	$—
2003	4.30	(0.02)	1.33	1.31	—	—	—	—
2002	8.12	(0.01)	(3.81)	(3.82)	—	—	—	—
01/02/2001 - 12/31/2001	10.00	(0.01)	(1.87)	(1.88)	—	—	—	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

Ratios / Supplemental Data

						Ratios	Ratios
						of Net	of Net
				Ratios of	Ratios of	Investment	Investment
				Expenses	Expenses	Loss	Loss
				After	Before	After	Before
	Net		Net	Expense	Expense	Expense	Expense
	Asset		Assets,	Reductions	Reductions	Reductions	Reductions
	Value,		End of	to Average	to Average	to Average	to Average	Portfolio
For the Year	End of	Total	Year/Period	Net	Net	Net	Net	Turnover
or Period Ended	Year/Period	Returns (2)	(in thousands)	Assets (3), (4)	Assets (4)	Assets (4)	Assets (3), (4)	Rates

Mid-Cap Growth
2004	$6.82	21.59%	$229,789	0.96%	0.96%	(0.48%)	(0.48%)	129.31%
2003	5.61	30.39%	167,630	1.00%	1.06%	(0.55%)	(0.60%)	300.49%
2002	4.30	(47.03%)	92,318	1.00%	1.09%	(0.51%)	(0.60%)	157.58%
01/02/2001 - 12/31/2001	8.12	(18.81%)	99,383	1.00%	1.03%	(0.20%)	(0.23%)	95.48%

(1)	Per share information reflects reclassifications of some book/tax differences between net investment income (loss) and net realized and unrealized gain (loss). These book/tax differences are primarily due to differing treatments for foreign currency transactions. The reclassifications had no impact on total net assets or net asset value per share.

(2)	Total returns for periods of less than one full year are not annualized.

(3)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured distribution expenses and commissions, and adviser expense reimbursements, if any, as discussed in Note 6 to the Financial Statements. The ratios of net investment income (loss) before expense reductions to average daily net assets were grossed up by these custodian credits, recaptured distribution expenses and commissions, and adviser expense reimbursements, if any.

(4)	The ratios for periods of less than one full year are annualized.

(5)	For the year ended 12/31/2004, the dividends from net investment income per share for Focused 30 Portfolio was less than $0.01.

(6)	Prior to 01/01/2003, Main Street Core Portfolio was named Large-Cap Core Portfolio. Prior to 01/01/2002, the portfolio was named Equity Income Portfolio.

(7)	Prior to 05/01/2001, Inflation Managed Portfolio was named Government Securities Portfolio.

(8)	Net investment income (loss) and net realized and unrealized gain (loss) on investments were reclassified to conform with current year classification as discussed in Note 2.B to the Financial Statements. In addition, ratios of net investment income (loss) to average daily net assets were restated as a result of the reclassification. The reclassification had no impact on total net assets or net asset value per share.

(9)	Prior to 05/01/2003, Comstock Portfolio was named Strategic Value Portfolio.

(10)	Prior to 05/01/2002, Real Estate Portfolio was named REIT Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified management investment company, organized as a Massachusetts business trust and as of December 31, 2004 is comprised of thirty-one separate portfolios: the Blue Chip, Aggressive Growth, Diversified Research, Short Duration Bond, I-Net TollkeeperSM (Concentrated Growth effective February 1, 2005), Financial Services, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street® Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Portfolios. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are owned. I-Net Tollkeeper is a service mark of Goldman, Sachs & Co., and Main Street is a registered trademark of OppenheimerFunds, Inc.

     Shares of the Fund are offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (“Pacific Life”), and Pacific Select Exec Separate Account, PL&A Separate Account I, Separate Account A, and Pacific COLI Separate Account II of Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life.

     The portfolios commenced operations as follows: January 4, 1988 — International Value, Multi-Strategy, Main Street Core, Inflation Managed, Managed Bond, Money Market, High Yield Bond; January 30, 1991 — Equity Index; January 4, 1994 — Growth LT; April 1, 1996 — Emerging Markets, Aggressive Equity; January 4, 1999 — Mid-Cap Value, Small-Cap Index, Large-Cap Value, Real Estate; January 3, 2000 — Diversified Research, International Large-Cap; May 1, 2000 — I-Net Tollkeeper; October 2, 2000 — Focused 30, Comstock; January 2, 2001 — Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Capital Opportunities, Mid-Cap Growth; January 2, 2002 - Equity Income; May 1, 2003 — Short Duration Bond, Small-Cap Value; August 31, 1983 — Equity as a series of the Pacific Corinthian Variable Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

     A. Portfolio Valuation

     Each portfolio’s net asset value (“NAV”) per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier.

     Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and the official closing price on the NASDAQ National Market as reported by a pricing source approved by the Fund’s Board of Trustees (the “Board”). Securities traded on over-the-counter markets and listed securities for which no sales are reported, are generally valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system, from established market makers, or from broker-dealers.

     Fixed income securities are generally valued at prices obtained from pricing services, market makers, or broker-dealers. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

     Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate are valued at their fair value as determined in good faith pursuant to procedures established by the Board. Fair values may not be indicative of the price that a Fund could obtain for a security if it were to dispose of the security as of the close of the NYSE.

     In determining the fair value of securities, the Fund may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE.

     If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by the Board.

     Effective September 15, 2003, the Fund retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of the price that a portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

     B. Securities Transactions and Investment Income

     Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

     Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities and the Money Market Portfolio, which recognize discounts and premiums on a straight-line basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed securities are reported as interest income in the Statements of Operations.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

     Effective January 1, 2004, amortization of discounts and premiums on inflation-indexed bonds purchased or sold on a forward contract basis is not accrued until settlement date. Forward inflation-indexed bonds (Note 2K) are purchased or sold at the current or spot price, with delivery and settlement at a specified future date, generally a month or more after the trade date. These forward inflation-indexed bond contracts could be renegotiated or reissued prior to the settlement date. Amortization between the trade date and the disposition or settlement date, whichever comes first, previously recorded in the prior year as net investment income and loss has been reclassified as net realized gains and losses and change in net unrealized appreciation and depreciation in the Statements of Changes in Net Assets to conform with current year classification. The amortization was also reclassified in prior years’ per share data between net investment income and loss and net realized and unrealized gain and loss on investments in the Financial Highlights to conform with current year classification. In addition, prior year ratios of net investment income and loss to average daily net assets in the Financial Highlights were restated as a result of the reclassification. This reclassification only affected the Inflation Managed Portfolio and the reclassification had no impact on total net assets or net asset value per share of that portfolio.

     C. Foreign Currency Translation

     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the reporting period. Purchases and sales of securities, interest income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

     The Fund does not separately report on the Statement of Operations the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included in net realized and change in unrealized gain or loss from investments.

     Net realized foreign exchange gains and losses arise from sales of a portfolio’s securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

     D. Expense Allocation

     General expenses of the Fund (including custodial asset-based fees, portfolio accounting fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the Independent Trustees) are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio (including advisory fees, custodial transaction-based fees, 12b-1 distribution expenses, legal fees, interest expenses, registration fees, and certain taxes) are charged directly to that portfolio.

     E. Offering Costs

     The Fund bears all costs associated with offering expenses including legal, printing and internal services support. All such costs are amortized to expense on a straight-line basis over twelve months from commencement of operations.

     F. Equalization

     The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

     G. Futures Contracts

     Certain portfolios may use futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the portfolio’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

     H. Options and Options on Futures Contracts

     Certain portfolios may write (sell) options on interest rate futures and purchase put and call options and write secured put and covered call options. When a portfolio writes an option, an amount equal to the premium received is recorded as an asset with an equal liability that is “marked-to-market” based on the option’s quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options or options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility or to earn additional income. These options may relate to particular securities, stock indexes, options on swaps, or foreign currencies. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by a portfolio and the prices of options or options on futures contracts, an illiquid secondary market for the instruments, or that the counterparty will fail to perform its obligations.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

     I. Forward Foreign Currency Contracts

     Certain portfolios may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from a portfolio’s investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in a portfolio’s financial statements. A portfolio records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

     J. Swaps

     Certain portfolios may enter into interest rate, total return, credit default, currency exchange, and other swap agreements in order to obtain a desired return at a lower cost than if a portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are “marked-to-market” daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

     K. Inflation-Indexed Bonds

     Inflation-Indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income, even though investors do not receive their principal until maturity.

     L. Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities (“SMBS”) represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

     M. When-Issued Securities and Delayed-Delivery Transactions

     Certain portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or delayed-delivery basis are identified as such in each applicable portfolio’s Schedule of Investments. When delayed-delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

     N. Short Sales

     Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. A portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     O. Repurchase Agreements

     Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, and such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

     P. Reverse Repurchase Agreements

     Certain portfolios may enter into reverse repurchase agreements. Under the agreement, a portfolio sells securities for cash to another party, usually a bank or a broker-dealer, and agrees to repurchase them within a specified time at an agreed-upon price. A reverse repurchase agreement involves the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of the securities.

     Q. Investment Risk

     The price of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

     Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

     Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fee rates based on an annual percentage of the average daily net assets of each portfolio and the fees are accrued daily by the Fund:

Blue Chip	0.95%
Aggressive Growth	1.00%
Diversified Research	0.90%
Short Duration Bond	0.60%
I-Net Tollkeeper	1.25%
Financial Services	1.10%
Health Sciences	1.10%
Technology	1.10%
Focused 30	0.95%
Growth LT	0.75%
Mid-Cap Value	0.85%
International Value	0.85%
Capital Opportunities	0.80%
International Large-Cap	1.05%
Equity Index	0.25%
Small-Cap Index	0.50%
Multi-Strategy	0.65%
Main Street Core	0.65%
Emerging Markets	1.00%
Inflation Managed	0.60%
Managed Bond	0.60%
Small-Cap Value	0.95%
Money Market	See (1)
High Yield Bond	0.60%
Equity Income	0.95%
Equity	0.65%
Aggressive Equity	0.80%
Large-Cap Value	0.85%
Comstock	0.95%
Real Estate	1.10%
Mid-Cap Growth	0.90%

(1)	An annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% of the excess of over $500 million.

     In June 2004, the Fund’s Board approved an Advisory Fee Reduction Program (the “Program”) that may reduce the advisory fees paid to Pacific Life under the Investment Advisory Agreement. Under this Program, Pacific Life will waive a portion of its advisory fees if the Fund’s weighted average annual total return, without reflecting fees and expenses, for the most recently completed 10 calendar-year period ending December 31st (the “Advisory Fee Reduction Performance”) exceeds 8.00%. The amount by which the advisory fees will be reduced will depend upon the amount by which the Advisory Fee Reduction Performance exceeds 8.00%. A waiver to the advisory fee would apply for the period beginning May 1st of the year following the 10-year period through April 30th of the following year. This process will be repeated annually until the Program expiration on April 30, 2007. There is no guarantee that Pacific Life will continue the Program after that date.

     Pursuant to Portfolio Management Agreements, the Fund and Pacific Life engage other fund managers under Pacific Life’s supervision for twenty-nine of the thirty-one portfolios. The following firms serve as sub-advisers for the respective portfolios: A I M Capital Management, Inc. for the Blue Chip and Aggressive Growth Portfolios; Capital Guardian Trust Company for the Diversified Research Portfolio; Goldman Sachs Asset Management, L.P. for the Short Duration Bond and I-Net Tollkeeper Portfolios; INVESCO Institutional (N.A.), Inc. for the Financial Services, Health Sciences, and Technology Portfolios; Janus Capital Management LLC for the Focused 30 and Growth LT Portfolios; Lazard Asset Management LLC for the Mid-Cap Value and International Value Portfolios; MFS Investment Management for the Capital Opportunities and International Large-Cap Portfolios; Mercury Advisors for the Equity Index and Small-Cap Index Portfolios; OppenheimerFunds, Inc. for the Multi-Strategy, Main Street Core, and Emerging Markets Portfolios; Pacific Investment Management Company LLC for the Inflation Managed and Managed Bond Portfolios; PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P. for the Small-Cap Value Portfolio; Putnam Investment Management, LLC for the Equity Income, Equity, and Aggressive Equity Portfolios; Salomon Brothers Asset Management Inc. for the Large-Cap Value Portfolio; and Van Kampen for the Comstock, Real Estate, and Mid-Cap Growth Portfolios. Pacific Life, as Investment Adviser to the Fund, pays the related management fees as compensation for advisory services provided to the Fund.

     Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life provides support services to the Fund that are outside the scope of Pacific Life’s responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on state and Federal levels, providing legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimburses Pacific Life for these support services on a cost basis.

     Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares without direct remuneration from the Fund, except for the amount of recaptured commissions received from the Fund under the prior brokerage enhancement 12b-1 plan (Note 6) for promoting and marketing fund shares.

4. TRUSTEE DEFERRED COMPENSATION AND RETIREMENT PLANS

     Each Independent Trustee is eligible to participate in the Deferred Compensation Plan (the “Plan”). The Plan allows each Independent Trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Pacific Funds. Pacific Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. Pacific Life is the Investment Adviser to Pacific Funds. A Trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of the Trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation. In addition, the Fund maintains a retirement plan for certain eligible Independent Trustees. As of December 31, 2004, total deferred trustee compensation liability and the present value projected retirement benefit obligations were $545,629 and $756,854, respectively.

5. DISTRIBUTIONS TO SHAREHOLDERS

     The portfolios currently declare and pay dividends on net investment income at least annually, except for the Short Duration Bond, Inflation Managed, Managed Bond, Money Market, and High Yield Bond Portfolios, for which dividends are declared and paid monthly. Dividends may be declared less frequently if it is advantageous to the Fund. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the related portfolios.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies (“PFICs”), post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     The tax character of distributions paid during the year ended December 31, 2004, was as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital
Portfolio	Income	Gain
Blue Chip	$11,292,673	$—
Diversified Research	3,242,502	—
Short Duration Bond	30,035,338	—
Financial Services	830,406	—
Focused 30	44,443	—
Mid-Cap Value	5,531,112	—
International Value	30,268,159	—
Capital Opportunities	2,450,596	—
International Large-Cap	15,820,592	—
Equity Index	28,238,862	—
Small-Cap Index	7,760,247	—
Multi-Strategy	10,434,467	—
Main Street Core	17,743,309	—
Emerging Markets	9,738,667	—
Inflation Managed	141,875,433	3,183,920
Managed Bond	85,273,197	30,608,399
Small-Cap Value	17,592,085	1,178,507
Money Market	12,321,682	—
High Yield Bond	59,989,809	—
Equity Income	3,310,515	—
Equity	2,737,260	—
Aggressive Equity	1,662,846	—
Large-Cap Value	33,324,297	—
Comstock	7,649,406	—
Real Estate	15,876,040	3,238,758

     The tax character of distributions paid during the year ended December 31, 2003, was as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital
Portfolio	Income	Gain
Blue Chip	$2,241,901	$—
Diversified Research	1,184,552	—
Short Duration Bond	12,307,035	—
Financial Services	633,776	—
Mid-Cap Value	5,248,872	—
International Value	22,494,381	—
Capital Opportunities	869,948	—
International Large-Cap	9,446,826	—
Equity Index	22,219,269	—
Small-Cap Index	3,157,783	—
Multi-Strategy	8,990,875	—
Main Street Core	10,351,108	—
Emerging Markets	2,527,401	—
Inflation Managed	97,382,305	1,138,327
Managed Bond	187,943,074	55,196,886
Small-Cap Value	2,381,251	—
Money Market	12,116,286	—
High Yield Bond	52,786,841	—
Equity Income	2,074,388	—
Equity	1,450,964	—
Aggressive Equity	1,336,292	—
Large-Cap Value	18,632,690	—
Comstock	2,502,258	—
Real Estate	14,850,902	4,980,119

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

	Accumulated		Undistributed
	Capital	Undistributed	Long-term	Unrealized
	and	Ordinary	Capital	Appreciation
Portfolio	Other Losses	Income	Gains	(Depreciation) (1)
Blue Chip	($114,538,580)	$83,505	$—	$138,365,758
Aggressive Growth	(6,553,550)	—	—	7,446,272
Diversified Research	(24,178,213)	—	—	87,076,028
Short Duration Bond	(10,893,067)	—	—	(5,202,087)
I-Net Tollkeeper	(90,076,404)	—	—	1,206,103
Financial Services	(7,238)	144,188	451,989	12,099,023
Health Sciences	(23,915)	—	2,560,317	8,674,871
Technology	(39,463,502)	—	—	13,004,509
Focused 30	(19,763,791)	29,284	—	15,995,910
Growth LT	(1,596,163,670)	627,637	—	366,793,946
Mid-Cap Value	(62,456)	105,610,919	95,181,455	246,397,269
International Value	(248,650,946)	3,260,568	—	406,922,578
Capital Opportunities	(22,901,065)	91,814	—	32,056,132
International Large- Cap	(45,321,733)	—	—	271,637,495
Equity Index	(90,768)	1,164,566	8,600,921	26,682,908
Small-Cap Index	(114,664,083)	—	—	191,577,606
Multi-Strategy	(61,813,774)	—	—	77,283,030
Main Street Core	(271,947,750)	210,159	—	84,065,820
Emerging Markets	(35,800,453)	949,580	—	219,889,372
Inflation Managed	(29,213,356)	180,164,953	3,098,694	17,421,846
Managed Bond	(21,152,931)	38,609,874	65,268,605	9,432,156
Small-Cap Value	(14,965)	10,425,764	9,812,352	111,411,579
Money Market	(75,046)	84,024	—	—
High Yield Bond	(156,088,975)	405,466	—	52,657,657
Equity Income	(13,834)	306,037	5,163,714	34,741,449
Equity	(428,579,717)	104,881	—	31,264,108
Aggressive Equity	(122,958,273)	102,317	—	42,263,677
Large-Cap Value	(71,389,220)	—	—	300,658,133
Comstock	(20,235)	2,621,965	27,459,243	98,037,596
Real Estate	(26,338)	118,547	31,214,410	244,185,156
Mid-Cap Growth	(38,568,927)	—	—	37,589,864

(1)	Includes unrealized appreciation and depreciation on investment securities, derivatives, and foreign currencies.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. EXPENSE REDUCTIONS

     Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets for all portfolios through April 30, 2006. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. For the year ended December 31, 2004, such operating expenses were below the 0.10% expense cap for all portfolios except the Aggressive Growth Portfolio. All waiver or reimbursement in the previous years have been fully recouped or expired as of December 31, 2004.

     The Fund had a brokerage enhancement 12b-1 plan, under which brokerage transactions, subject to best price and execution, were placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions” or “recaptured distribution expenses”). While a portfolio paid the cost of brokerage transactions when it bought or sold a portfolio security, there were no fees or charges to the Fund under the plan. Recaptured commissions were used to promote and market fund shares and the distributor was able to defray expenses for distribution that it might otherwise incur. The Fund has disclosed the amount of recaptured commissions as a distribution expense. Effective December 13, 2004, the Securities and Exchange Commission prohibited the use of brokerage commissions to fund distribution. As a result, the Board terminated the brokerage enhancement 12b-1 plan effective December 10, 2004.

     Effective December 10, 2004, the Fund may from time to time enter into directed brokerage agreements that can reduce expenses. The portfolios may benefit because credits generated through the directed brokerage transactions may be used to offset the portfolios’ custody expenses or to pay other portfolio expenses (excluding expenses payable to affiliates). The Fund will not enter into directed brokerage agreements that are intended to fund the distribution of Fund shares. For the period from December 10, 2004 to December 31, 2004, the amount of recaptured commissions credited to the Fund through directed brokerage transactions was $153,592.

     The Fund has entered into an arrangement with its custodian, whereby credits are realized as a result of uninvested cash balances. The adviser expense reimbursement, recoupment of adviser’s reimbursement, custodian credits, and recaptured distribution expenses and commissions, if any, are presented in the accompanying Statements of Operations.

7. TRANSACTIONS WITH AFFILIATES

     The Fund has incurred $197,480,177 (including $1,309,219 incurred by the Small-Cap Equity Portfolio — Note 12) of investment advisory fees and $735,268 (including $4,283 incurred by the Small-Cap Equity Portfolio) of expenses for support services provided by Pacific Life (at cost, Note 3) for the year ended December 31, 2004. As of December 31, 2004, $19,208,306 and $233,859 respectively, remained payable. Total support services expenses incurred by each portfolio for the year ended December 31, 2004, were as follows:

Blue Chip	$40,205
Aggressive Growth	2,112
Diversified Research	14,118
Short Duration Bond	31,878
I-Net Tollkeeper	4,589
Financial Services	2,716
Health Sciences	3,538
Technology	2,714
Focused 30	2,112
Growth LT	44,995
Mid-Cap Value	37,123
International Value	47,641
Capital Opportunities	8,058
International Large-Cap	37,639
Equity Index	43,173
Small-Cap Index	27,729
Multi-Strategy	16,333
Main Street Core	33,850
Emerging Markets	12,453
Inflation Managed	53,998
Managed Bond	75,102
Small-Cap Value	12,018
Money Market	32,687
High Yield Bond	22,846
Equity Income	5,688
Equity	10,047
Aggressive Equity	8,077
Large-Cap Value	61,574
Comstock	15,409
Real Estate	15,537
Mid-Cap Growth	5,026

     For the year ended December 31, 2004, the Fund also incurred $2,797,985 (including $96,746 incurred by the Small-Cap Equity Portfolio) of distribution expenses paid to Pacific Select Distributors, Inc. under the brokerage enhancement 12b-1 plan. There were no outstanding payables as of December 31, 2004.

     Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

8. SECURITIES LENDING

     The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund’s negotiated lenders’ fees. The Fund receives cash, letters of credit, or U.S. Government securities in an amount equal to 102% of the market value of loaned U.S. securities, including American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”), and 105% of the market value of loaned foreign securities, at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral received is invested in State Street Navigator Security Prime Portfolio, a regulated investment company offered by State Street Corporation. The market values of securities loaned by the Fund and the collateral held for securities on loan as of December 31, 2004, were as follows:

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Market	Cash	Non-Cash
	Value	Collateral	Collateral
	of	Received for	Received for
	Securities	Loans	Loans
Portfolio	on loan	Outstanding	Outstanding
Blue Chip	$69,544,114	$71,317,122	$—
Aggressive Growth	9,225,239	9,482,281	—
Diversified Research	17,982,861	18,366,597	—
Short Duration Bond	138,901,911	141,635,413	—
I-Net Tollkeeper	5,088,403	5,209,396	—
Financial Services	3,132,704	3,200,270	—
Health Sciences	5,213,351	2,640,986	2,726,090
Technology	3,025,697	3,104,975	—
Focused 30	14,183,896	14,442,900	—
Growth LT	168,668,146	174,222,010	—
Mid-Cap Value	111,299,722	113,944,325	—
International Value	304,357,295	320,917,054	—
Capital Opportunities	7,685,348	8,102,142	—
International Large-Cap	447,949,639	471,648,317	—
Equity Index	46,138,617	47,157,669	—
Small-Cap Index	332.737,540	342,920,356	93,311
Multi-Strategy	61,202,904	62,880,383	—
Main Street Core	66,799,065	68,433,459	—
Emerging Markets	54,772,404	56,769,656	—
Managed Bond	658,729,693	670,923,964	—
Small-Cap Value	92,551,976	94,765,755	—
High Yield Bond	114,702,786	117,091,075	—
Equity Income	10,863,650	11,094,815	—
Equity	16,640,812	17,083,050	—
Aggressive Equity	42,931,110	44,040,994	—
Large-Cap Value	99,911,251	102,439,716	—
Comstock	41,897,821	42,913,397	—
Real Estate	74,343,143	75,802,593	—
Mid-Cap Growth	32,689,531	33,635,179	—

     Cash collateral received for security lending transactions is shown on the respective Schedule of Investments. The related amount payable on return of the securities on loan, where cash collateral is received, is shown on the respective Statements of Assets and Liabilities. Income generated from securities lending is presented in the respective Statements of Operations.

9. COMMITTED LINE OF CREDIT

     The Fund has an unsecured $75,000,000 committed revolving line of credit agreement. The interest rate on the borrowing is the bank’s overnight Federal funding rate plus 0.50% (2.81% as of December 31, 2004). The Fund agrees to pay to the bank a commitment fee equal to 0.10% per annum on the daily-unused portion of the committed line amount up to a maximum of $75,000 annually. The commitment fees and interest incurred by the Fund are combined and presented in the accompanying Statements of Operations. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2004 for each portfolio were as follows:

	Weighted	Average
	Average	Dollar
	Interest	Amount of
Portfolio	Rate	Borrowing
Diversified Research	1.73%	$409,592
Short Duration Bond	1.56%	10,943,151
I-Net Tollkeeper	1.83%	623,804
Financial Services	1.50%	251,674
Technology	1.52%	8,013,233
Growth LT	1.52%	2,893,996
Mid-Cap Value	1.57%	7,225,367
Capital Opportunities	1.50%	1,591,630
Equity Index	1.77%	2,203,148
Small-Cap Index	1.50%	2,715,311
Emerging Markets	1.92%	6,413,329
Inflation Managed	1.75%	40,512,422
Small-Cap Value	1.56%	3,740,872
High Yield Bond	1.58%	23,580,891
Equity Income	2.17%	1,472,583
Equity	1.90%	1,260,778
Aggressive Equity	1.52%	5,828,321
Mid-Cap Growth	1.91%	977,243

10. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities (excluding short-term investments, and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 2004, are summarized in the following table:

	U.S. Government Securities		Other Securities
Portfolio	Purchases	Sales	Purchases	Sales
Blue Chip	$—	$—	$1,163,903,519	$481,509,941
Aggressive Growth	—	—	115,053,044	110,032,387
Diversified Research	—	—	228,715,062	101,249,605
Short Duration Bond	1,748,814,072	1,715,790,572	1,009,930,064	341,926,623
I-Net Tollkeeper	—	—	34,833,485	49,154,603
Financial Services	—	—	69,166,914	77,248,954
Health Sciences	—	—	223,041,724	227,599,628
Technology	—	—	127,220,060	153,504,037
Focused 30	—	—	67,184,254	52,994,046
Growth LT	—	—	813,930,189	864,848,104
Mid-Cap Value	—	—	1,440,711,580	1,200,815,574
International Value	—	—	407,802,717	143,918,275
Capital Opportunities	—	—	285,172,328	210,800,834
International Large-Cap	—	—	1,050,471,041	648,707,144
Equity Index	—	—	90,947,546	124,551,499
Small-Cap Index	—	—	848,288,443	249,791,401
Multi-Strategy	1,695,376,418	1,676,043,607	326,865,882	281,752,523
Main Street Core	—	—	1,151,532,399	974,813,979
Emerging Markets	—	—	335,117,168	123,270,086
Inflation Managed	27,849,465,193	27,179,579,747	329,504,380	233,086,434
Managed Bond	14,328,324,319	14,058,228,541	640,533,365	470,152,394
Small-Cap Value	—	—	270,284,239	102,187,889
High Yield Bond	—	—	738,030,727	701,839,625
Equity Income	—	—	134,249,662	104,653,034
Equity	—	—	234,768,823	317,175,715
Aggressive Equity	—	—	220,934,992	289,564,685
Large-Cap Value	—	—	1,420,554,172	749,965,853
Comstock	—	—	402,362,026	169,876,003
Real Estate	—	—	170,306,093	49,373,612
Mid-Cap Growth	—	—	263,386,181	240,740,877

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

11. FEDERAL INCOME TAX

     Each portfolio declared and paid sufficient dividends on net investment income and capital gains distributions during 2004 to qualify as a regulated investment company and is not required to pay Federal income tax under Regulation M of the Internal Revenue Code (“the Code”). Each portfolio intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.

     Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2004 are available to offset future realized capital gains and thereby reduce future capital gain distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers, and the post-October capital and foreign currency losses deferred as of December 31, 2004, were presented in the first table below, and the aggregate cost of investments and the composition of unrealized appreciation and depreciation on investment securities for Federal income tax purposes as of December 31, 2004, were presented in the second table below:

								Post-	Post-October
	Net Capital							October	Foreign
	Loss	Net Capital Loss Carryover Expiring in						Capital Loss	Currency
Portfolio	Carryover	2007	2008	2009	2010	2011	2012	Deferral	Loss Deferral
Blue Chip	$(111,170,462)	$—	$—	$(573,352)	$(83,489,546)	$(27,107,564)	$—	$(3,307,500)	$—
Aggressive Growth	(6,547,698)	—	—	—	(6,547,698)	—	—	—	—
Diversified Research	(24,106,511)	—	—	—	(6,401,992)	(17,704,519)	—	—	—
Short Duration Bond	(10,829,970)	—	—	—	—	(3,181,305)	(7,648,665)	—	—
I-Net Tollkeeper	(89,690,920)	—	(60,409)	(47,372,951)	(36,587,462)	(5,670,098)	—	(382,173)	—
Financial Services	—	—	—	—	—	—	—	—	—
Health Sciences	—	—	—	—	—	—	—	—	(15,454)
Technology	(39,423,910)	—	—	(6,363,327)	(29,597,046)	(3,463,537)	—	—	—
Focused 30	(19,760,255)	—	—	(12,145,174)	(7,615,081)	—	—	—	—
Growth LT	(1,596,069,066)	—	—	(805,063,117)	(718,788,350)	(72,217,599)	—	—	—
Mid-Cap Value	—	—	—	—	—	—	—	—	—
International Value	(248,568,075)	—	—	(55,223,748)	(147,433,779)	(45,207,972)	(702,576)	—	—
Capital Opportunities	(22,885,641)	—	—	—	(22,885,641)	—	—	—	—
International Large-Cap	(45,127,947)	—	—	—	(45,127,947)	—	—	—	(137,177)
Equity Index	—	—	—	—	—	—	—	—	—
Small-Cap Index	(114,617,730)	—	—	—	—	(5,819,528)	(108,798,202)	—	—
Multi-Strategy	(61,778,913)	—	—	—	—	(61,778,913)	—	—	—
Main Street Core	(271,322,137)	—	—	—	(48,886,841)	(222,435,296)	—	(563,599)	—
Emerging Markets	(35,784,203)	—	—	—	(5,087,782)	(30,696,421)	—	—	—
Inflation Managed	—	—	—	—	—	—	—	(29,120,294)	—
Managed Bond	—	—	—	—	—	—	—	(20,999,727)	—
Small-Cap Value	—	—	—	—	—	—	—	—	—
Money Market	—	—	—	—	—	—	—	—	—
High Yield Bond	(156,045,278)	(8,953,163)	(14,144,174)	(53,840,090)	(64,602,916)	(14,504,935)	—	—	—
Equity Income	—	—	—	—	—	—	—	—	—
Equity	(428,555,956)	—	—	(231,836,471)	(136,589,870)	(56,012,015)	(4,117,600)	—	—
Aggressive Equity	(122,942,478)	—	—	(53,873,626)	(52,037,967)	(17,030,885)	—	—	—
Large-Cap Value	(71,292,424)	—	—	—	(6,744,142)	(64,548,282)	—	—	—
Comstock	—	—	—	—	—	—	—	—	—
Real Estate	—	—	—	—	—	—	—	—	—
Mid-Cap Growth	(38,558,364)	—	—	—	(38,558,364)	—	—	—	—

	Total			Net
	Cost on	Gross	Gross	Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Portfolio	Basis	Appreciation	Depreciation	(Depreciation)
Blue Chip	$1,761,823,291	$158,166,168	($19,800,409)	$138,365,759
Aggressive Growth	81,052,391	8,377,121	(916,464)	7,460,657
Diversified Research	495,351,767	98,469,212	(11,393,184)	87,076,028
Short Duration Bond	1,405,096,028	1,461,162	(6,663,249)	(5,202,087)
I-Net Tollkeeper	61,139,504	3,369,217	(2,163,114)	1,206,103
Financial Services	86,043,217	13,831,527	(1,732,765)	12,098,762
Health Sciences	116,725,812	10,976,021	(2,302,564)	8,673,457
Technology	85,029,367	14,941,884	(1,937,375)	13,004,509
Focused 30	79,617,714	18,034,426	(2,041,155)	15,993,271
Growth LT	1,470,664,613	382,047,061	(14,067,299)	367,979,762
Mid-Cap Value	1,469,943,670	259,963,497	(13,566,227)	246,397,270
International Value	1,702,458,838	422,569,076	(15,752,558)	406,816,518

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Total
	Cost on	Gross	Gross	Net
	Tax	Unrealized	Unrealized	Unrealized
Portfolio	Basis	Appreciation	Depreciation	Appreciation
Capital Opportunities	$333,131,969	$38,331,480	$(6,275,349)	$32,056,131
International Large-Cap	1,514,041,088	284,890,452	(13,577,229)	271,313,223
Equity Index	1,692,244,740	322,671,119	(295,988,213)	26,682,906
Small-Cap Index	1,182,029,355	254,948,757	(63,371,151)	191,577,606
Multi-Strategy	655,133,195	82,992,499	(5,724,822)	77,267,677
Main Street Core	1,342,017,307	117,138,356	(33,072,716)	84,065,640
Emerging Markets	459,234,273	222,424,107	(1,530,898)	220,893,209
Inflation Managed	4,814,327,411	19,462,390	(5,402,996)	14,059,394
Managed Bond	3,250,424,539	44,684,302	(16,879,714)	27,804,588
Small-Cap Value	494,841,407	113,550,486	(2,138,907)	111,411,579
Money Market	1,053,475,892	—	—	—
High Yield Bond	831,021,043	57,530,281	(4,873,775)	52,656,506
Equity Income	202,971,258	35,532,691	(791,241)	34,741,450
Equity	328,172,348	38,309,693	(7,045,585)	31,264,108
Aggressive Equity	231,001,228	47,369,570	(5,105,893)	42,263,677
Large-Cap Value	2,460,147,695	339,055,202	(38,397,069)	300,658,133
Comstock	672,081,737	102,106,752	(4,069,156)	98,037,596
Real Estate	503,012,931	244,504,103	(318,947)	244,185,156
Mid-Cap Growth	192,952,892	38,996,885	(1,407,021)	37,589,864

12. REORGANIZATION

     On December 31, 2003 and April 30, 2004, certain portfolios, as listed below (each a “Surviving Portfolio”), acquired all of the assets and liabilities of other portfolios, also listed below (each an “Acquired Portfolio”), in a tax-free exchange for shares of the Surviving Portfolios, pursuant to plans of reorganization (each a “Reorganization”) approved by the Fund’s Board and shareholders of record, as of the applicable record date, of the Acquired Portfolios. Pacific Life paid or will pay half of the Reorganization costs for the December 31, 2003 Reorganizations and paid or will pay all Reorganization costs for the April 30, 2004 Reorganization (Reorganization costs do not include settlement and custodial expenses associated with Reorganization transactions). For the December 31, 2003 Reorganizations, the Surviving and Acquired Portfolios paid the other half of the expenses relating to the Reorganizations, which were allocated ratably on the basis of their relative net asset values of the portfolios as of a certain date for each Reorganization. Total Reorganization costs for the three December 31, 2003 Reorganizations were estimated at $390,000, of which $195,000 was paid or will be paid by Pacific Life. Reorganization costs for the April 30, 2004 Reorganization were estimated at $150,000, which was paid or will be paid by Pacific Life subject to partial contribution by the Small-Cap Index sub-adviser via waiver of portfolio management fees associated with assets acquired in the Reorganization. The value of shares issued by each of the Surviving Portfolios is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by each of the Surviving Portfolios, the net assets and unrealized appreciation or depreciation as of the Reorganization date immediately prior to and after the Reorganization, and the amounts of Reorganization costs paid by each of the Surviving and Acquired Portfolios were as follows:

				Shares	Surviving	Acquired	Net Assets	Acquired Portfolios Unrealized
Date of	Surviving	Acquired	Shares	Issued In	Portfolio	Portfolio	After	Appreciation
Reorganization	Portfolio	Portfolio	Acquired	Acquisition	Net Assets	Net Assets	Reorganization	(Depreciation)
December 31, 2003	Diversified Research	Research	1,271,921	1,157,210	$388,301,218	$12,329,267	$400,630,485	$605,858
December 31, 2003	International Large-Cap	Global Growth	5,418,166	7,328,937	1,049,882,342	49,067,160	1,098,949,502	4,502,892
December 31, 2003	Technology	Telecommunications	6,095,777	5,200,236	100,546,225	23,498,113	124,044,338	3,849,451
April 30, 2004	Small-Cap Index	Small-Cap Equity	30,518,481	45,602,630	649,681,038	539,910,420	1,189,591,458	(23,569,409)

	Estimated		Estimated
Surviving	Reorganization	Acquired	Reorganization
Portfolios	Costs	Portfolios	Costs
Diversified Research	$50,687	Research	$4,313
International Large-Cap	95,361	Global Growth	4,639
Technology	32,380	Telecommunications	7,620
Small-Cap Index	—	Small-Cap Equity	—

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Transactions in Fund shares of each portfolio for the years ended December 31, 2004 and 2003, were as follows:

	Blue Chip		Aggressive Growth		Diversified Research
	2004	2003	2004	2003	2004	2003
Beginning balances	146,996,449	96,837,252	8,780,981	7,273,674	37,602,802	26,455,334
Shares sold	94,534,300	65,214,134	3,764,752	3,699,280	18,265,383	13,192,165
Shares issued in connection with acquisition (1)	—	—	—	—	—	1,157,210
Distributions reinvested	1,440,323	300,155	—	—	275,256	112,469
Shares redeemed	(3,458,223)	(15,355,092)	(2,579,831)	(2,191,973)	(6,756,171)	(3,314,376)

Ending balances	239,512,849	146,996,449	9,965,902	8,780,981	49,387,270	37,602,802

	Short Duration Bond (2)		I-Net Tollkeeper		Financial Services
	2004	2003	2004	2003	2004	2003
Beginning balances	89,854,529	—	18,021,358	15,464,059	9,919,842	8,415,650
Shares sold	60,082,491	89,125,631	5,377,556	13,292,973	2,406,203	3,832,603
Distributions reinvested	3,046,289	1,238,804	—	—	77,301	64,412
Shares redeemed	(9,178,530)	(509,906)	(9,339,944)	(10,735,674)	(3,366,628)	(2,392,823)

Ending balances	143,804,779	89,854,529	14,058,970	18,021,358	9,036,718	9,919,842

	Health Sciences		Technology		Focused 30
	2004	2003	2004	2003	2004	2003
Beginning balances	13,563,748	10,869,629	27,451,560	13,015,777	10,374,817	7,591,687
Shares sold	4,334,234	5,829,539	8,314,313	26,378,207	5,399,818	5,617,374
Shares issued in connection with acquisition (1)	—	—	—	5,200,236	—	—
Distributions reinvested	—	—	—	—	5,423	—
Shares redeemed	(4,843,653)	(3,135,420)	(14,827,219)	(17,142,660)	(4,215,205)	(2,834,244)

Ending balances	13,054,329	13,563,748	20,938,654	27,451,560	11,564,853	10,374,817

	Growth LT		Mid-Cap Value		International Value
	2004	2003	2004	2003	2004	2003
Beginning balances	99,793,902	110,084,322	78,028,774	63,124,465	123,355,502	96,960,825
Shares sold	11,310,492	18,230,187	26,467,875	22,681,323	52,376,102	139,103,676
Distributions reinvested	—	—	303,889	362,275	2,068,836	1,830,410
Shares redeemed	(16,229,598)	(28,520,607)	(11,948,843)	(8,139,289)	(35,714,747)	(114,539,409)

Ending balances	94,874,796	99,793,902	92,851,695	78,028,774	142,085,693	123,355,502

	Capital Opportunities		International Large-Cap		Equity Index
	2004	2003	2004	2003	2004	2003
Beginning balances	32,885,801	23,678,075	164,201,600	94,730,989	62,028,371	69,839,700
Shares sold	13,379,633	12,219,408	75,548,536	135,587,882	7,668,335	12,562,446
Shares issued in connection with acquisition (1)	—	—	—	7,328,937	—	—
Distributions reinvested	281,443	112,900	2,090,811	1,586,616	980,342	842,794
Shares redeemed	(4,750,058)	(3,124,582)	(14,549,896)	(75,032,824)	(10,783,883)	(21,216,569)

Ending balances	41,796,819	32,885,801	227,291,051	164,201,600	59,893,165	62,028,371

	Small-Cap Index		Multi-Strategy		Main Street Core
	2004	2003	2004	2003	2004	2003
Beginning balances	54,944,317	37,396,036	41,080,789	44,404,551	62,559,567	49,996,944
Shares sold	19,671,109	26,732,728	2,589,566	3,997,555	10,997,588	19,537,373
Shares issued in connection with acquisition (1)	45,602,630	—	—	—	—	—
Distributions reinvested	568,748	268,616	641,286	600,741	875,588	558,196
Shares redeemed	(20,706,612)	(9,453,063)	(6,091,443)	(7,922,058)	(4,070,077)	(7,532,946)

Ending balances	100,080,192	54,944,317	38,220,198	41,080,789	70,362,666	62,559,567

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Emerging Markets		Inflation Managed		Managed Bond
	2004	2003	2004	2003	2004	2003
Beginning balances	32,289,564	25,091,386	134,587,125	107,814,755	234,737,812	226,847,536
Shares sold	24,543,858	24,104,100	49,010,472	42,898,644	41,255,479	41,293,107
Distributions reinvested	769,092	266,374	12,299,671	8,519,206	10,419,125	21,790,371
Shares redeemed	(5,456,346)	(17,172,296)	(7,332,736)	(24,645,480)	(21,380,550)	(55,193,202)

Ending balances	52,146,168	32,289,564	188,564,532	134,587,125	265,031,866	234,737,812

	Small-Cap Value (2)		Money Market		High Yield Bond
	2004	2003	2004	2003	2004	2003
Beginning balances	25,297,097	—	115,103,557	173,417,193	131,802,982	83,424,370
Shares sold	18,330,580	25,261,498	152,517,128	233,531,737	47,203,587	109,055,928
Distributions reinvested	1,347,655	186,337	1,221,615	1,201,062	8,613,060	7,872,440
Shares redeemed	(4,798,433)	(150,738)	(162,919,489)	(293,046,435)	(62,397,752)	(68,549,756)

Ending balances	40,176,899	25,297,097	105,922,811	115,103,557	125,221,877	131,802,982

	Equity Income		Equity		Aggressive Equity
	2004	2003	2004	2003	2004	2003
Beginning balances	17,359,594	13,091,376	24,387,005	27,924,746	33,325,036	34,269,831
Shares sold	5,688,578	7,456,043	2,085,636	4,718,535	5,151,455	13,046,396
Distributions reinvested	280,637	194,363	150,854	84,506	156,011	149,787
Shares redeemed	(3,334,149)	(3,382,188)	(6,776,800)	(8,340,782)	(13,318,562)	(14,140,978)

Ending balances	19,994,660	17,359,594	19,846,695	24,387,005	25,313,940	33,325,036

	Large-Cap Value		Comstock		Real Estate
	2004	2003	2004	2003	2004	2003
Beginning balances	158,309,149	112,157,915	47,428,211	11,009,498	30,548,276	24,805,801
Shares sold	63,859,455	54,404,016	27,815,540	37,942,065	7,272,370	7,991,175
Distributions reinvested	2,640,580	1,619,832	741,432	281,290	936,807	1,316,944
Shares redeemed	(6,074,222)	(9,872,614)	(1,350,217)	(1,804,642)	(3,611,908)	(3,565,644)

Ending balances	218,734,962	158,309,149	74,634,966	47,428,211	35,145,545	30,548,276

	Mid-Cap Growth
	2004	2003
Beginning balances	29,891,285	21,464,947
Shares sold	10,422,795	17,675,512
Distributions reinvested	—	—
Shares redeemed	(6,613,946)	(9,249,174)

Ending balances	33,700,134	29,891,285

(1)	See Note 12 to Financial Statements regarding shares issued in connection with acquisition.

(2)	Operations commenced on May 1, 2003 for Short Duration Bond and Small-Cap Value Portfolios.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Pacific Select Fund:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index and Small-Cap Index Portfolios, the summary schedules of investments), of Pacific Select Fund (the “Fund”) (comprised of the Blue Chip, Aggressive Growth, Diversified Research, Short Duration Bond, I-Net TollkeeperSM, Financial Services, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street® Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Portfolios) as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the Short Duration Bond and Small-Cap Value, for the year ended December 31, 2004, and for the period from commencement of operations through December 31, 2003), and the financial highlights for each of the five years in the period then ended (as to the Blue Chip, Aggressive Growth, Diversified Research, Short Duration Bond, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Focused 30, Capital Opportunities, International Large-Cap, Small-Cap Value, Equity Income, Comstock, and Mid-Cap Growth Portfolios, for each of the periods from commencement of operations through December 31, 2004). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Pacific Select Fund as of December 31, 2004, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 22, 2005

G-1

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION*
(Unaudited)

     The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees”. Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life. The Fund’s Statement of Additional Information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling the following toll-free numbers:

•	Pacific Life’s Annuity Contract Owners: 1-800-722-2333

•	Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

•	PL&A’s Annuity Contract Owners: 1-800-748-6907

•	PL&A’s Life Insurance Policy Owners: 1-888-595-6997

     The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served**	During Past 5 years	Overseen***

INDEPENDENT TRUSTEES

Lucie H. Moore Year of birth 1956	Trustee since 10/1/98	Trustee of Pacific Funds; Former partner (1994) with Gibson, Dunn & Crutcher (Law).	51

Richard L. Nelson Year of birth 1930	Trustee since 7/21/87	Trustee of Pacific Funds; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting and Auditing).	51

Lyman W. Porter Year of birth 1930	Trustee since 7/21/87	Trustee of Pacific Funds; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	51

Alan Richards Year of birth 1930	Trustee since 7/21/87	Trustee of Pacific Funds; Chairman of the Board and Director, NETirement.com, Inc. (Retirement Planning Software); Chairman of IBIS Capital, LLC (Financial); Co-owner and member of the Advisory Board of Lease & Financial International Inc. (Insurance); Former Trustee (2001) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial).	51

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee of Pacific Funds; Retired Partner (2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing).	51

Cecilia H. Herbert Year of birth 1949	Trustee since 3/18/04	Former Trustee of the Montgomery Funds (2003); Former Managing Director (1990) of J.P. Morgan and Co. (Financial).	31

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION* (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served**	During Past 5 Years	Overseen***

INTERESTED PERSONS

Thomas C. Sutton Year of birth 1942	Chairman of the Board and Trustee since 7/21/87	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the Board and Trustee of Pacific Funds; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Director of Newhall Land & Farming (2004); Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	51

Glenn S. Schafer Year of birth 1949	President since 2/25/99	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President and Trustee of Pacific Funds; Director of Beckman Coulter, Inc. (manufacturer of Bio-Medical diagnostic systems); Director of Asset Management Finance Corp.; Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	51

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Treasurer (12/98 to present) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; Vice President and Treasurer of Pacific Funds.	51

Diane N. Ledger Year of birth 1939	Vice President and Assistant Secretary since 7/21/87	Vice President, Variable Regulatory Compliance, Pacific Life and Pacific Life & Annuity Company; and Vice President and Assistant Secretary of Pacific Funds.	51

Audrey L. Milfs Year of birth 1945	Secretary since 7/21/87	Vice President, Director and Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries of Pacific Life; Secretary of Pacific Funds.	51

Sharon A. Cheever Year of birth 1955	Vice President and General Counsel since 5/20/92	Vice President and Investment Counsel of Pacific Life and Pacific Life & Annuity Company; and Assistant Secretary of Pacific Mutual Holding Company and Pacific LifeCorp.	31

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President (2/00 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Chief Compliance Officer (1/03 to present) of Pacific Life and Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company, Pacific LifeCorp, (6/04 to present) of Pacific Funds.	51

*	Information is presented as of December 31, 2004 and excludes information pertaining to Mr. Frederick L. Blackmon and Mr. Nooruddin S. (Rudy) Veerjee, both elected by shareholders to become Independent Trustees effective January 1, 2005, and Mr. Glenn S. Schafer, elected by shareholders to become a trustee, in addition to his role as President, effective January 1, 2005.

**	Each trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. It is anticipated that three of the Independent Trustees. Messrs. Nelson, Porter, and Richards, will resign on or before December 31, 2005 pursuant to the Fund’s retirement policy.

***	As of December 31, 2004, the “Fund Complex” consisted of Pacific Select Fund (31 portfolios) and Pacific Funds (20 funds).

PACIFIC SELECT FUND
SPECIAL MEETINGS OF SHAREHOLDERS
(Unaudited)

     In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the “Fund”) is required to furnish certain information regarding any matters submitted to a vote of the Fund’s shareholders.

     Shareholders of record on February 24, 2004 representing 32,609,847.32 shares of the Small-Cap Equity Portfolio were notified that a Special Meeting of Shareholders (the “Meeting”) would be held at the offices of the Fund on April 22, 2004 for the Small-Cap Equity Portfolio. 100% of the outstanding shares of the Portfolio were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

          Proposal:

     To approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Small-Cap Equity Portfolio by the Small-Cap Index Portfolio in exchange for shares of the Small-Cap Index Portfolio.

							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Small-Cap Equity	29,675,155.04	91.00%	1,009,682.09	3.10%	1,925,010.19	5.90%	32,609,847.32

     Shareholders of record on September 20, 2004 representing 2,487,623,833.67 shares of the Pacific Select Fund and its Portfolios were notified that a Special Meeting of Shareholders (the “Meeting”) would be held at the offices of the Fund on December 17, 2004. 100% of the outstanding shares of the Portfolio were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

          Proposal #1 for all portfolios of Pacific Select Fund:

     To elect ten nominees to the Fund’s Board of Trustees.

					Outstanding
	Votes For		Votes Against		Shares
	Number	Percent*	Number	Percent*	Number
Frederick L. Blackmon	2,432,343,425.11	97.78%	55,280,408.56	2.22%	2,487,623,833.67
Richard L. Nelson	2,426,353,776.49	97.54%	61,270,057.18	2.46%	2,487,623,833.67
Glenn S. Schafer	2,431,121,591.45	97.73%	56,502,242.22	2.27%	2,487,623,833.67
G. Thomas Willis	2,432,802,094.75	97.80%	54,821,738.92	2.20%	2,487,623,833.67
Cecilia H. Herbert	2,431,575,512.84	97.75%	56,048,320.83	2.25%	2,487,623,833.67
Lyman W. Porter	2,426,770,442.26	97.55%	60,853,391.41	2.45%	2,487,623,833.67
Thomas C. Sutton	2,431,751,481.28	97.75%	55,872,352.39	2.25%	2,487,623,833.67
Lucie H. Moore	2,430,928,970.95	97.72%	56,694,862.72	2.28%	2,487,623,833.67
Alan Richards	2,426,566,731.05	97.55%	61,057,102.62	2.45%	2,487,623,833.67
Nooruddin S. Veerjee	2,426,350,651.21	97.54%	61,273,182.46	2.46%	2,487,623,833.67

          Proposal #2 for all portfolios of Pacific Select Fund:

     To approve the Amended and Restated Investment Advisory Agreement between the Fund and Pacific Life to update the Agreement and to clarify the services to be provided by Pacific Life under the Agreement.

							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Blue Chip	211,082,803.99	95.39%	4,322,851.33	1.95%	5,886,768.53	2.66%	221,292,423.85
Aggressive Growth	8,415,911.71	92.09%	469,904.13	5.14%	252,753.50	2.77%	9,138,569.34
Diversified Research	45,221,275.59	94.60%	1,215,325.40	2.54%	1,366,751.80	2.86%	47,803,352.79
Short Duration Bond	125,797,516.02	96.22%	1,803,517.73	1.38%	3,133,922.58	2.40%	130,734,956.33
I-Net Tollkeeper	13,439,010.78	93.09%	386,470.40	2.68%	610,734.59	4.23%	14,436,215.77
Financial Services	9,329,909.66	95.89%	173,938.32	1.79%	226,288.60	2.32%	9,730,136.58

* Based on total shares outstanding.

PACIFIC SELECT FUND
SPECIAL MEETINGS OF SHAREHOLDERS(Continued)
(Unaudited)

							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Health Sciences	13,599,882.78	95.37%	340,803.81	2.39%	319,839.15	2.24%	14,260,525.74
Technology	19,691,601.96	93.49%	497,354.50	2.36%	873,616.01	4.15%	21,062,572.47
Focused 30	10,195,184.34	93.51%	322,943.50	2.96%	384,915.08	3.53%	10,903,042.92
Growth LT	89,282,928.25	94.36%	2,604,947.97	2.75%	2,730,742.28	2.89%	94,618,618.50
Mid-Cap Value	83,640,548.93	94.78%	2,301,194.43	2.61%	2,306,105.31	2.61%	88,247,848.67
International Value	130,506,728.15	95.32%	2,637,505.97	1.93%	3,771,066.67	2.75%	136,915,300.79
Capital Opportunities	36,692,571.60	95.15%	832,737.01	2.16%	1,038,640.83	2.69%	38,563,949.44
International Large-Cap	205,400,772.36	95.40%	4,300,732.40	2.00%	5,602,440.00	2.60%	215,303,944.76
Equity Index	55,942,977.11	95.01%	1,423,804.18	2.42%	1,511,504.99	2.57%	58,878,286.28
Small-Cap Index	92,160,949.56	94.78%	2,710,482.20	2.79%	2,360,751.57	2.43%	97,232,183.33
Multi-Strategy	36,977,120.77	94.66%	988,010.79	2.53%	1,100,242.88	2.81%	39,065,374.44
Main Street Core	65,176,587.63	95.36%	1,374,716.95	2.01%	1,800,292.56	2.63%	68,351,597.14
Emerging Markets	46,514,378.55	95.58%	1,002,538.69	2.06%	1,150,082.55	2.36%	48,666,999.79
Inflation Managed	172,546,427.59	95.77%	3,153,971.51	1.75%	4,477,384.31	2.48%	180,177,783.41
Managed Bond	248,065,928.08	95.70%	4,473,338.98	1.73%	6,655,554.95	2.57%	259,194,822.01
Small-Cap Value	32,958,948.76	95.23%	733,553.46	2.12%	917,266.19	2.65%	34,609,768.41
Money Market	120,682,805.00	94.66%	2,712,919.40	2.13%	4,091,893.83	3.21%	127,487,618.23
High Yield Bond	112,042,202.68	95.12%	2,505,465.08	2.13%	3,235,554.48	2.75%	117,783,222.24
Equity Income	19,332,529.55	95.03%	524,056.86	2.58%	485,778.57	2.39%	20,342,364.98
Equity	19,496,257.71	93.90%	632,297.47	3.05%	633,375.20	3.05%	20,761,930.38
Aggressive Equity	23,500,293.35	93.39%	613,013.53	2.44%	1,050,184.67	4.17%	25,163,491.55
Large-Cap Value	195,936,186.45	95.36%	4,384,597.63	2.14%	5,144,516.71	2.50%	205,465,300.79
Comstock	63,192,399.83	95.17%	1,338,850.22	2.01%	1,870,266.15	2.82%	66,401,516.20
Real Estate	31,888,311.26	94.20%	999,005.63	2.95%	965,750.71	2.85%	33,853,067.60
Mid-Cap Growth	28,860,278.78	92.57%	1,130,421.80	3.63%	1,186,348.36	3.80%	31,177,048.94

Proposal #3 for all portfolios of Pacific Select Fund except the Short Duration Bond, Equity Income and Small-Cap Value Portfolios:

     To change and combine fundamental investment restrictions (ii) and (iii) regarding portfolio diversification into a single fundamental investment restriction that is consistent with the requirements of the Investment Company Act of 1940, as amended.

							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Blue Chip	211,397,044.47	95.53%	3,530,180.07	1.60%	6,365,199.31	2.87%	221,292,423.85
Aggressive Growth	8,428,368.90	92.23%	278,333.78	3.05%	431,866.66	4.72%	9,138,569.34
Diversified Research	45,397,045.51	94.97%	1,065,189.92	2.23%	1,341,117.36	2.80%	47,803,352.79
I-Net Tollkeeper	13,371,397.03	92.62%	506,705.78	3.51%	558,112.96	3.87%	14,436,215.77
Financial Services	9,290,827.85	95.48%	171,019.57	1.76%	268,289.16	2.76%	9,730,136.58
Health Sciences	13,398,445.95	93.95%	484,524.56	3.40%	377,555.23	2.65%	14,260,525.74
Technology	19,399,233.90	92.10%	541,673.85	2.57%	1,121,664.72	5.33%	21,062,572.47
Focused 30	10,124,007.15	92.86%	371,878.27	3.41%	407,157.50	3.73%	10,903,042.92
Growth LT	89,501,358.34	94.59%	2,256,100.73	2.38%	2,861,159.43	3.03%	94,618,618.50
Mid-Cap Value	83,889,220.08	95.06%	2,000,948.17	2.27%	2,357,680.42	2.67%	88,247,848.67
International Value	130,299,557.88	95.17%	2,507,409.27	1.83%	4,108,333.64	3.00%	136,915,300.79
Capital Opportunities	36,757,616.95	95.32%	691,800.26	1.79%	1,114,532.23	2.89%	38,563,949.44
International Large-Cap	205,693,239.89	95.53%	3,828,588.07	1.78%	5,782,116.80	2.69%	215,303,944.76
Equity Index	55,850,748.93	94.86%	1,469,586.68	2.50%	1,557,950.67	2.64%	58,878,286.28
Small-Cap Index	92,385,482.05	95.02%	2,279,157.65	2.34%	2,567,543.63	2.64%	97,232,183.33
Multi-Strategy	36,872,069.93	94.38%	1,002,693.36	2.57%	1,190,611.15	3.05%	39,065,374.44
Main Street Core	64,934,605.96	95.00%	1,462,971.67	2.14%	1,954,019.51	2.86%	68,351,597.14
Emerging Markets	46,533,962.41	95.62%	952,251.65	1.95%	1,180,785.73	2.43%	48,666,999.79
Inflation Managed	172,482,171.13	95.73%	2,910,872.03	1.61%	4,784,740.25	2.66%	180,177,783.41
Managed Bond	248,042,230.17	95.70%	4,122,230.43	1.59%	7,030,361.41	2.71%	259,194,822.01

* Based on total shares outstanding

PACIFIC SELECT FUND
SPECIAL MEETINGS OF SHAREHOLDERS(Continued)
(Unaudited)

							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Money Market	120,651,372.98	94.64%	2,612,421.22	2.05%	4,223,824.03	3.31%	127,487,618.23
High Yield Bond	111,790,113.21	94.91%	2,366,142.98	2.01%	3,626,966.05	3.08%	117,783,222.24
Equity	19,516,984.38	94.00%	495,175.74	2.39%	749,770.26	3.61%	20,761,930.38
Aggressive Equity	23,343,696.56	92.77%	738,771.98	2.93%	1,081,023.01	4.30%	25,163,491.55
Large-Cap Value	196,205,653.57	95.49%	3,628,883.82	1.77%	5,630,763.40	2.74%	205,465,300.79
Comstock	63,400,338.30	95.48%	1,102,907.06	1.66%	1,898,270.84	2.86%	66,401,516.20
Real Estate	31,862,553.34	94.12%	968,227.17	2.86%	1,022,287.09	3.02%	33,853,067.60
Mid-Cap Growth	28,939,862.32	92.82%	997,916.30	3.20%	1,239,270.32	3.98%	31,177,048.94

Proposal #4 for the Growth LT Portfolio:

     To change the investment goal of the Growth LT Portfolio to seek long-term growth of capital.

							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
Growth LT	89,614,333.33	94.71%	2,299,807.46	2.43%	2,704,477.71	2.86%	94,618,618.50

Proposal #5 for the I-Net Tollkeeper Portfolio:

     To change the I-Net Tollkeeper Portfolio from a diversified portfolio to a non-diversified portfolio.

							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number
I-Net Tollkeeper	12,992,899.06	90.00%	998,899.45	6.92%	444,417.26	3.08%	14,436,215.77

* Based on total shares outstanding.

PACIFIC SELECT FUND
WHERE TO GO FOR MORE INFORMATION
(Unaudited)

Availability of Quarterly Holdings

     The Fund will file, no later than 60 days after the close of the applicable quarter end, complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, which began with the quarter ended September 30, 2004. The Fund’s Form N-Q, when required to be filed pursuant to applicable regulations, will be available after filing (i) on the SEC’s website at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330; and (iii) on the Fund’s website at www.PacificLife.com.

Availability of Proxy Voting Policies

     A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s Statement of Additional Information, which is available (i) on the Fund’s website at www.PacificLife.com; (ii) on the SEC’s website at http://www.sec.gov; and (iii) upon request, without charge, by calling the following toll-free numbers:

•	Pacific Life’s Annuity Contract Owners: 1-800-722-2333

•	Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

•	PL&A’s Annuity Contract Owners: 1-800-748-6907

•	PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Availability of Proxy Voting Record

     The Fund files, by August 31 of each year, information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Fund’s website at www.PacificLife.com; and (ii) on the SEC’s website at http://www.sec.gov.

Annual Report
as of December 31, 2004

•	Pacific Select Fund

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Pacific Select Fund
700 Newport Center Drive
PO Box 7500
Newport Beach, California 92658-7500

ADDRESS SERVICE REQUESTED

Form No.	15-20951-07
1331-5A
85-23211-04

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

(a)	The aggregate audit fees billed to the Registrant for the years ended December 31, 2004 and 2003 by the principal accountant were $291,000 and $279,000, respectively.

(b)	Audit-Related Fees. There were no audit-related fees billed to the Registrant for the last two fiscal years by the principal accountant.

(c)	Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning.

(d)	All Other fees. $2,000 were billed to the Registrant by the principal accountant, for services in connection with the Irish Withholding Exemption.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to the Registrant. Before the Auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Registrant; or

(ii)	The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals; any matter approved by the delegated member shall be presented to the full Audit Committee at its next scheduled meeting.

(iii)	De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person) to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relates directly to the operating or financial reporting of the Trust.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended December 31, 2004 and 2003 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $172,695 and $304,891 respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants—not applicable

Item 6. Schedule of Investments—Schedule I

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
WARRANTS - 0.00%
Technology - 0.00%
Lucent Technologies Inc * Exp. 12/10/07	33,492	$52,917

Total Warrants (Cost $0)		52,917

COMMON STOCKS - 98.15%
Autos & Transportation - 2.62%
Burlington Northern Santa Fe Corp	56,610	2,678,219
Cooper Tire & Rubber Co	11,800	254,290
CSX Corp	31,700	1,270,536
Dana Corp	22,228	385,211
Delphi Corp †	88,205	795,609
Delta Air Lines Inc * †	13,500	100,980
FedEx Corp	44,288	4,361,925
Ford Motor Co	270,044	3,953,444
General Motors Corp †	89,244	3,575,115
Genuine Parts Co	26,675	1,175,301
Harley-Davidson Inc	43,600	2,648,700
Navistar International Corp *	10,760	473,225
Norfolk Southern Corp	60,800	2,200,352
PACCAR Inc	24,298	1,955,503
Southwest Airlines Co	117,030	1,905,248
The Goodyear Tire & Rubber Co * †	26,300	385,558
Union Pacific Corp	36,900	2,481,525
United Parcel Service Inc ‘B’	168,500	14,400,010
Visteon Corp †	18,518	180,921

		45,181,672

Consumer Discretionary - 14.33%
Alberto-Culver Co	13,007	631,750
Allied Waste Industries Inc * †	41,100	381,408
Apollo Group Inc ‘A’ *	31,300	2,526,223
AutoNation Inc * †	46,000	883,660
AutoZone Inc *	11,400	1,040,934
Avon Products Inc	69,800	2,701,260
Bed Bath & Beyond Inc *	43,300	1,724,639
Best Buy Co Inc	48,299	2,869,927
Big Lots Inc *	17,000	206,210
Carnival Corp	93,400	5,382,642
Cendant Corp	155,828	3,643,259
Cintas Corp †	25,300	1,109,658
Circuit City Stores Inc	25,700	401,948
Clear Channel Communications Inc	92,212	3,088,180
Coach Inc *	27,800	1,567,920
Convergys Corp *	26,089	391,074
Cooper Industries Ltd ‘A’	14,000	950,460
Costco Wholesale Corp	66,944	3,240,759
Darden Restaurants Inc	28,600	793,364
Dillard’s Inc ‘A’ †	14,100	378,867
Dollar General Corp	48,493	1,007,200
Eastman Kodak Co †	42,800	1,380,300
eBay Inc *	100,300	11,662,884
Electronic Arts Inc *	48,300	2,979,144
Family Dollar Stores Inc	24,800	774,504
Federated Department Stores Inc	28,600	1,652,794
Fisher Scientific International Inc *	17,100	1,066,698
Gannett Co Inc	39,800	3,251,660
Harrah’s Entertainment Inc †	17,150	1,147,164
Hasbro Inc	26,125	506,302
Hilton Hotels Corp	56,800	1,291,632
International Flavors & Fragrances Inc	13,900	595,476
International Game Technology	53,400	1,835,892
J.C. Penney Co Inc	46,600	1,929,240
Jones Apparel Group Inc	19,100	698,487
Kimberly-Clark Corp	73,261	4,821,306
Knight-Ridder Inc	12,700	850,138
Kohl’s Corp *	50,300	2,473,251
Leggett & Platt Inc	29,700	844,371
Limited Brands Inc	56,507	1,300,791
Liz Claiborne Inc	13,620	574,900
Lowe’s Cos Inc	115,300	6,640,127
Marriott International Inc ‘A’	31,600	1,990,168
Mattel Inc	61,150	1,191,814
Maytag Corp †	11,900	251,090
McDonald’s Corp	185,400	5,943,924
Meredith Corp	7,400	401,080
Monster Worldwide Inc *	15,900	534,876
Newell Rubbermaid Inc †	40,534	980,517
News Corp ‘A’ †	365,000	6,810,900
Nike Inc ‘B’	38,900	3,527,841
Nordstrom Inc	20,720	968,246
Office Depot Inc *	47,200	819,392
OfficeMax Inc	9,700	304,386
Omnicom Group Inc	28,600	2,411,552
R.R. Donnelley & Sons Co	28,400	1,002,236
RadioShack Corp	27,244	895,783
Reebok International Ltd	5,880	258,720
Robert Half International Inc	25,700	756,351
Sabre Holdings Corp ‘A’ †	20,702	458,756
Sears Roebuck & Co †	34,800	1,775,844
Snap-On Inc	8,750	300,650
Staples Inc	73,250	2,469,258
Starbucks Corp *	62,700	3,909,972
Starwood Hotels & Resorts Worldwide Inc	31,070	1,814,488
Target Corp	133,300	6,922,269
The Black & Decker Corp	11,800	1,042,294
The Gap Inc	133,350	2,816,352
The Gillette Co	149,300	6,685,654
The Home Depot Inc	329,350	14,076,419
The Interpublic Group of Cos Inc *	62,258	834,257
The May Department Stores Co	45,500	1,337,700
The McGraw-Hill Cos Inc	28,000	2,563,120
The New York Times Co ‘A’	22,100	901,680
The Stanley Works	12,100	592,779
The TJX Cos Inc	76,400	1,919,932
The Walt Disney Co	308,606	8,579,247
Tiffany & Co	21,600	690,552
Time Warner Inc *	685,160	13,319,510
Toys “R” Us Inc *	31,600	646,852
Tribune Co	47,014	1,981,170
Univision Communications Inc ‘A’ *	47,600	1,393,252
V.F. Corp †	16,600	919,308
Viacom Inc ‘A’ †	6,000	222,480
Viacom Inc ‘B’	255,186	9,286,219
Wal-Mart Stores Inc	635,800	33,582,956
Waste Management Inc	87,360	2,615,558
Wendy’s International Inc	16,800	659,568
Whirlpool Corp	9,200	636,732
Yahoo! Inc *	204,408	7,702,093
Yum! Brands Inc	44,940	2,120,269

		247,024,469

Consumer Staples - 7.23%
Adolph Coors Co ‘B’ †	5,490	415,428
Albertson’s Inc †	56,878	1,358,247
Altria Group Inc	310,552	18,974,727
Anheuser-Busch Cos Inc	118,200	5,996,286
Brown-Forman Corp ‘B’	19,922	969,803
Campbell Soup Co	60,600	1,811,334
Coca-Cola Enterprises Inc †	69,200	1,442,820

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Colgate-Palmolive Co	84,200	$4,307,672
ConAgra Foods Inc	80,700	2,376,615
CVS Corp	58,900	2,654,623
General Mills Inc †	56,000	2,783,760
H.J. Heinz Co	51,550	2,009,934
Hershey Foods Corp	38,800	2,154,952
Kellogg Co	61,000	2,724,260
McCormick & Co Inc †	20,200	779,720
PepsiCo Inc	254,180	13,268,196
Reynolds American Inc †	23,000	1,807,800
Safeway Inc *	63,900	1,261,386
Sara Lee Corp	117,125	2,827,398
SUPERVALU Inc	19,800	683,496
Sysco Corp	94,400	3,603,248
The Clorox Co	23,800	1,402,534
The Coca-Cola Co	368,500	15,340,655
The Kroger Co *	111,200	1,950,448
The Pepsi Bottling Group Inc	41,200	1,114,048
The Procter & Gamble Co	384,600	21,183,768
UST Inc †	25,600	1,231,616
Walgreen Co	151,200	5,801,544
Wm. Wrigley Jr. Co	33,500	2,317,865

		124,554,183

Energy - 1.55%
Anadarko Petroleum Corp	36,888	2,390,711
Apache Corp	46,844	2,368,901
Baker Hughes Inc	50,000	2,133,500
BJ Services Co	24,100	1,121,614
Burlington Resources Inc	58,294	2,535,789
Calpine Corp * †	77,900	306,926
Devon Energy Corp	71,393	2,778,623
Dynegy Inc ‘A’ * †	58,700	271,194
El Paso Corp	87,525	910,260
EOG Resources Inc	17,500	1,248,800
Halliburton Co	70,100	2,750,724
Kerr-McGee Corp	19,898	1,149,906
Nabors Industries Ltd * (Barbados)	19,669	1,008,823
Rowan Cos Inc * †	15,800	409,220
Sunoco Inc	10,357	846,271
The Williams Cos Inc	77,100	1,255,959
Valero Energy Corp	39,400	1,788,760
XTO Energy Inc	42,500	1,503,650

		26,779,631

Financial Services - 21.29%
ACE Ltd (Bermuda)	40,700	1,739,925
AFLAC Inc	74,900	2,984,016
AMBAC Financial Group Inc	14,900	1,223,737
American Express Co	190,300	10,727,211
American International Group Inc	390,442	25,640,326
AmSouth Bancorp	56,050	1,451,695
Aon Corp	46,525	1,110,086
Apartment Investment & Management Co ‘A’	11,700	450,918
Archstone-Smith Trust	28,000	1,072,400
Automatic Data Processing Inc	86,800	3,849,580
Bank of America Corp	602,744	28,322,941
BB&T Corp	83,819	3,524,589
Capital One Financial Corp	35,600	2,997,876
CIGNA Corp	20,100	1,639,557
Cincinnati Financial Corp	27,150	1,201,659
CIT Group Inc	32,300	1,479,986
Citigroup Inc	776,319	37,403,049
Comerica Inc	26,050	1,589,571
Compass Bancshares Inc	19,721	959,821
Countrywide Financial Corp	83,098	3,075,457
Dow Jones & Co Inc	12,100	521,026
E*TRADE Financial Corp *	54,900	820,755
Equifax Inc	22,500	632,250
Equity Office Properties Trust	59,500	1,732,640
Equity Residential	41,900	1,515,942
Fannie Mae	147,700	10,517,717
Federated Investors Inc ‘B’	16,000	486,400
Fifth Third Bancorp	83,143	3,931,001
First Data Corp	124,737	5,306,312
First Horizon National Corp †	18,200	784,602
Fiserv Inc *	27,050	1,087,140
Franklin Resources Inc	38,500	2,681,525
Freddie Mac	102,100	7,524,770
Golden West Financial Corp	45,000	2,763,900
H&R Block Inc	26,700	1,308,300
Huntington Bancshares Inc	35,023	867,870
Janus Capital Group Inc †	35,300	593,393
Jefferson-Pilot Corp †	23,400	1,215,864
JPMorgan Chase & Co	533,782	20,822,836
KeyCorp	60,900	2,064,510
Lehman Brothers Holdings Inc	40,300	3,525,477
Lincoln National Corp	28,300	1,321,044
Loews Corp	27,400	1,926,220
M&T Bank Corp	17,700	1,908,768
Marsh & McLennan Cos Inc	76,800	2,526,720
Marshall & Ilsley Corp	33,500	1,480,700
MBIA Inc	23,000	1,455,440
MBNA Corp	188,570	5,315,788
Mellon Financial Corp	62,600	1,947,486
Merrill Lynch & Co Inc	141,131	8,435,400
MetLife Inc	110,700	4,484,457
MGIC Investment Corp †	14,500	999,195
Moody’s Corp	23,100	2,006,235
Morgan Stanley	164,903	9,155,415
National City Corp	99,200	3,724,960
North Fork Bancorp Inc	70,485	2,033,500
Northern Trust Corp	32,500	1,578,850
Paychex Inc	56,300	1,918,704
Plum Creek Timber Co Inc	27,300	1,049,412
Principal Financial Group Inc	47,300	1,936,462
ProLogis	26,800	1,161,244
Providian Financial Corp *	43,200	711,504
Prudential Financial Inc	79,200	4,352,832
Regions Financial Corp	70,681	2,515,537
Ryder System Inc	9,500	453,815
Safeco Corp	23,540	1,229,730
Simon Property Group Inc	30,400	1,965,968
SLM Corp	67,300	3,593,147
Sovereign Bancorp Inc	51,400	1,159,070
State Street Corp	50,000	2,456,000
SunGard Data Systems Inc *	43,300	1,226,689
SunTrust Banks Inc	51,800	3,826,984
Synovus Financial Corp	45,650	1,304,677
T. Rowe Price Group Inc †	18,800	1,169,360
The Allstate Corp	104,378	5,398,430
The Bank of New York Co Inc	114,700	3,833,274
The Bear Stearns Cos Inc	14,220	1,454,848
The Charles Schwab Corp	202,100	2,417,116
The Chubb Corp	27,500	2,114,750
The Goldman Sachs Group Inc	73,300	7,626,132
The Hartford Financial Services Group Inc	42,800	2,966,468
The PNC Financial Services Group Inc	41,700	2,395,248
The Progressive Corp	30,800	2,613,072
The St. Paul Travelers Cos Inc	98,742	3,660,366
Torchmark Corp	19,000	1,085,660
U.S. Bancorp	282,799	8,857,265
UnumProvident Corp	43,305	776,892
Wachovia Corp	240,832	12,667,763
Washington Mutual Inc	128,533	5,434,375
Wells Fargo & Co	253,105	15,730,476

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
XL Capital Ltd ‘A’ (Bermuda)	20,400	$1,584,060
Zions Bancorp	13,200	897,996

		366,994,134

Health Care - 12.13%
Abbott Laboratories	234,400	10,934,760
Aetna Inc	24,539	3,061,241
Allergan Inc	18,500	1,499,795
AmerisourceBergen Corp	15,400	903,672
Amgen Inc *	192,840	12,370,686
Bausch & Lomb Inc	7,900	509,234
Baxter International Inc	90,700	3,132,778
Becton Dickinson & Co	37,800	2,147,040
Biogen Idec Inc *	52,930	3,525,667
Biomet Inc	35,965	1,560,522
Boston Scientific Corp *	124,300	4,418,865
Bristol-Myers Squibb Co	287,700	7,370,874
C.R. Bard Inc	15,500	991,690
Cardinal Health Inc	63,275	3,679,441
Caremark Rx Inc *	68,634	2,706,259
Chiron Corp *	27,700	923,241
Eli Lilly & Co	172,400	9,783,700
Express Scripts Inc *	10,700	817,908
Forest Laboratories Inc *	54,700	2,453,842
Genzyme Corp *	32,600	1,893,082
Gilead Sciences Inc *	63,500	2,221,865
Guidant Corp	46,100	3,323,810
HCA Inc	62,724	2,506,451
Health Management Associates Inc ‘A’ †	35,900	815,648
Hospira Inc *	23,060	772,510
Humana Inc *	24,300	721,467
IMS Health Inc	36,390	844,601
Johnson & Johnson	444,822	28,210,611
King Pharmaceuticals Inc *	35,633	441,849
Laboratory Corp of America Holdings *	20,400	1,016,328
Manor Care Inc	15,800	559,794
McKesson Corp	43,339	1,363,445
Medco Health Solutions Inc *	40,585	1,688,351
MedImmune Inc *	36,800	997,648
Medtronic Inc	181,600	9,020,072
Merck & Co Inc	337,900	10,860,106
Millipore Corp *	7,352	366,203
Mylan Laboratories Inc †	38,650	683,332
Pfizer Inc	1,125,897	30,275,370
Quest Diagnostics Inc	15,000	1,433,250
Schering-Plough Corp	217,300	4,537,224
St. Jude Medical Inc *	52,224	2,189,752
Stryker Corp	59,200	2,856,400
Tenet Healthcare Corp *	70,350	772,443
UnitedHealth Group Inc	99,803	8,785,642
Watson Pharmaceuticals Inc * †	16,300	534,803
WellPoint Inc *	44,768	5,148,343
Wyeth	200,300	8,530,777
Zimmer Holdings Inc *	36,130	2,894,736

		209,057,128

Integrated Oils - 5.38%
Amerada Hess Corp	15,400	1,268,652
ChevronTexaco Corp	319,536	16,778,835
ConocoPhillips	104,366	9,062,100
Exxon Mobil Corp	964,678	49,449,394
Marathon Oil Corp	51,100	1,921,871
Noble Corp *	20,600	1,024,644
Occidental Petroleum Corp	57,800	3,373,208
Schlumberger Ltd	91,900	6,152,705
Transocean Inc *	47,389	2,008,820
Unocal Corp	39,200	1,695,008

		92,735,237

Materials & Processing - 3.56%
Air Products & Chemicals Inc	33,500	1,941,995
Alcoa Inc	128,372	4,033,448
Allegheny Technologies Inc	14,002	303,423
American Standard Cos Inc *	31,600	1,305,712
Archer-Daniels-Midland Co	96,094	2,143,857
Ashland Inc	10,600	618,828
Avery Dennison Corp	16,300	977,511
Ball Corp	18,100	796,038
Bemis Co Inc	15,800	459,622
E.I. du Pont de Nemours & Co	147,382	7,229,087
Eastman Chemical Co †	11,525	665,338
Ecolab Inc	41,180	1,446,653
Engelhard Corp	18,312	561,629
Fluor Corp †	12,900	703,179
Freeport-McMoRan Copper & Gold Inc ‘B’ †	24,300	928,989
Georgia-Pacific Corp	38,076	1,427,089
Great Lakes Chemical Corp	7,500	213,675
Hercules Inc *	16,500	245,025
International Paper Co	71,727	3,012,534
Louisiana-Pacific Corp	18,900	505,386
Masco Corp	69,600	2,542,488
MeadWestvaco Corp	30,727	1,041,338
Monsanto Co	39,449	2,191,392
Newmont Mining Corp	71,022	3,154,087
Nucor Corp	23,600	1,235,224
Pactiv Corp *	27,400	692,946
Phelps Dodge Corp	15,850	1,567,882
PPG Industries Inc	25,400	1,731,264
Praxair Inc	48,100	2,123,615
Rohm & Haas Co	33,098	1,463,925
Sealed Air Corp *	13,060	695,706
Sigma-Aldrich Corp	10,700	646,922
Temple-Inland Inc	8,200	560,880
The Dow Chemical Co	138,685	6,866,294
The Sherwin-Williams Co	24,100	1,075,583
United States Steel Corp †	20,160	1,033,200
Vulcan Materials Co	15,100	824,611
Weyerhaeuser Co	34,600	2,325,812

		61,292,187

Multi-Industry - 5.30%
3M Co	119,900	9,840,193
Brunswick Corp †	14,100	697,950
Eaton Corp	20,900	1,512,324
Fortune Brands Inc	21,900	1,690,242
General Electric Co	1,582,500	57,761,250
Honeywell International Inc	126,875	4,492,644
ITT Industries Inc	14,000	1,182,300
Johnson Controls Inc	28,100	1,782,664
Textron Inc	21,600	1,594,080
Tyco International Ltd (Bermuda)	301,783	10,785,724

		91,339,371

Producer Durables - 4.03%
Agilent Technologies Inc *	71,631	1,726,307
American Power Conversion Corp †	29,600	633,440
Andrew Corp * †	24,725	337,002
Applied Materials Inc *	250,600	4,285,260
Caterpillar Inc	53,700	5,236,287
Centex Corp	18,200	1,084,356
Cummins Inc	5,000	418,950
Danaher Corp	45,500	2,612,155
Deere & Co	39,900	2,968,560
Dover Corp	32,000	1,342,080
Emerson Electric Co	62,000	4,346,200
Goodrich Corp	17,500	571,200
Illinois Tool Works Inc	45,500	4,216,940

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	25,750	$2,067,725
KB Home	5,500	574,200
KLA-Tencor Corp *	32,800	1,527,824
Lexmark International Inc ‘A’ *	18,900	1,606,500
Lockheed Martin Corp	65,842	3,657,523
Molex Inc	28,000	840,000
Northrop Grumman Corp	52,920	2,876,731
Novellus Systems Inc *	21,400	596,846
Pall Corp	18,466	534,591
Parker-Hannifin Corp	16,875	1,278,112
Pitney Bowes Inc	36,600	1,693,848
Power-One Inc * †	12,100	107,932
Pulte Homes Inc	17,500	1,116,500
Rockwell Collins Inc	27,800	1,096,432
Tektronix Inc	14,300	432,003
Teradyne Inc *	28,700	489,909
The Boeing Co	124,061	6,422,638
Thermo Electron Corp *	26,500	800,035
United Technologies Corp	76,000	7,854,600
W.W. Grainger Inc	13,400	892,708
Waters Corp *	19,300	903,047
Xerox Corp *	134,100	2,281,041

		69,429,482

Technology - 13.98%
ADC Telecommunications Inc * †	119,388	319,960
Adobe Systems Inc	35,400	2,220,996
Advanced Micro Devices Inc *	56,700	1,248,534
Affiliated Computer Services Inc ‘A’ *	19,300	1,161,667
Altera Corp *	55,900	1,157,130
Analog Devices Inc	55,800	2,060,136
Apple Computer Inc *	60,600	3,902,640
Applera Corp-Applied Biosystems Group	31,900	667,029
Applied Micro Circuits Corp *	46,400	195,344
Autodesk Inc	30,440	1,155,198
Avaya Inc * †	62,762	1,079,506
BMC Software Inc * †	35,500	660,300
Broadcom Corp ‘A’ *	46,476	1,500,245
Ciena Corp *	75,400	251,836
Cisco Systems Inc *	985,216	19,014,669
Citrix Systems Inc *	25,700	630,421
Computer Associates International Inc	86,400	2,683,584
Computer Sciences Corp *	27,900	1,572,723
Compuware Corp *	57,000	368,790
Comverse Technology Inc *	30,300	740,835
Corning Inc *	205,091	2,413,921
Dell Inc *	374,000	15,760,360
Electronic Data Systems Corp	72,700	1,679,370
EMC Corp MA *	358,750	5,334,612
Freescale Semiconductor Inc ‘A’ * †	6,500	115,830
Freescale Semiconductor Inc ‘B’ *	51,302	941,904
Gateway Inc * †	55,000	330,550
General Dynamics Corp	29,540	3,089,884
Hewlett-Packard Co	454,473	9,530,299
Intel Corp	945,220	22,108,696
International Business Machines Corp	248,981	24,544,547
Intuit Inc *	28,400	1,249,884
Jabil Circuit Inc *	29,700	759,726
JDS Uniphase Corp * †	218,795	693,580
L-3 Communications Holdings Inc	17,176	1,257,970
Linear Technology Corp	46,100	1,786,836
LSI Logic Corp * †	56,800	311,264
Lucent Technologies Inc * †	636,051	2,391,552
Maxim Integrated Products Inc	47,904	2,030,651
Mercury Interactive Corp *	17,000	774,350
Micron Technology Inc *	90,500	1,117,675
Microsoft Corp	1,629,372	43,520,526
Motorola Inc	348,702	5,997,674
National Semiconductor Corp	55,900	1,003,405
NCR Corp *	13,900	962,297
Network Appliance Inc *	52,209	1,734,383
Novell Inc *	57,100	385,425
NVIDIA Corp * †	24,000	565,440
Oracle Corp *	776,536	10,654,074
Parametric Technology Corp *	39,700	233,833
PerkinElmer Inc	17,800	400,322
PMC-Sierra Inc * †	26,500	298,125
QLogic Corp *	14,400	528,912
QUALCOMM Inc	246,000	10,430,400
Raytheon Co	66,600	2,586,078
Rockwell Automation Inc	27,200	1,347,760
Sanmina-SCI Corp *	86,004	728,454
Scientific-Atlanta Inc †	23,100	762,531
Siebel Systems Inc *	74,620	783,510
Solectron Corp *	141,966	756,679
Sun Microsystems Inc *	490,900	2,641,042
Symantec Corp *	98,600	2,539,936
Symbol Technologies Inc	35,250	609,825
Tellabs Inc *	64,400	553,196
Texas Instruments Inc	255,470	6,289,671
Unisys Corp *	49,400	502,892
VERITAS Software Corp *	65,323	1,864,972
Xilinx Inc	51,500	1,526,975

		241,023,341

Utilities - 6.75%
Allegheny Energy Inc * †	22,200	437,562
Alltel Corp	46,000	2,702,960
Ameren Corp †	24,400	1,223,416
American Electric Power Co Inc	59,360	2,038,422
AT&T Corp	117,730	2,243,934
BellSouth Corp	272,500	7,572,775
CenterPoint Energy Inc †	48,029	542,728
CenturyTel Inc	24,150	856,600
Cinergy Corp	26,613	1,107,899
Citizens Communications Co †	43,200	595,728
CMS Energy Corp *	14,500	151,525
Comcast Corp ‘A’ *	230,518	7,671,639
Comcast Corp Special ‘A’ *	102,970	3,381,535
Consolidated Edison Inc	35,600	1,557,500
Constellation Energy Group Inc	25,650	1,121,162
Dominion Resources Inc VA	51,385	3,480,820
DTE Energy Co	23,300	1,004,929
Duke Energy Corp	137,352	3,479,126
Edison International	51,600	1,652,748
Entergy Corp	32,500	2,196,675
Exelon Corp	97,424	4,293,476
FirstEnergy Corp	48,680	1,923,347
FPL Group Inc †	27,600	2,063,100
KeySpan Corp	23,622	931,888
Kinder Morgan Inc	18,800	1,374,844
Nextel Communications Inc ‘A’ *	164,400	4,932,000
Nicor Inc †	6,500	240,110
NiSource Inc	37,573	855,913
Peoples Energy Corp †	5,600	246,120
PG&E Corp *	62,600	2,083,328
Pinnacle West Capital Corp	13,500	599,535
PPL Corp	24,166	1,287,564
Progress Energy Inc	36,400	1,646,736
Progress Energy Inc - Contingent Value Obligation Certificate * +	17,700	—
Public Service Enterprise Group Inc †	35,400	1,832,658
Qwest Communications International Inc * †	267,892	1,189,440
SBC Communications Inc	503,357	12,971,510
Sempra Energy	34,258	1,256,583
Sprint Corp	214,150	5,321,628
TECO Energy Inc †	29,200	447,928
The AES Corp *	95,382	1,303,872

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
The Southern Co	109,000	$3,653,680
TXU Corp	41,810	2,699,254
Verizon Communications Inc	420,154	17,020,439
Xcel Energy Inc	60,179	1,095,258

		116,289,894

Total Common Stocks (Cost $1,659,663,546)		1,691,700,729

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.58%
Repurchase Agreement - 1.58%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $27,177,397; collateralized by U.S. Treasury Notes 3.000% due 02/15/09 and market value $27,720,525)	$27,174,000	27,174,000

Total Short-Term Investment (Cost $27,174,000)		27,174,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.73% (Cost $1,686,837,546)		1,718,927,646

	Shares
SECURITIES LENDING COLLATERAL - 2.73%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $47,157,669)	47,157,669	47,157,669

TOTAL INVESTMENTS - 102.46% (Cost $1,733,995,215)		1,766,085,315

OTHER ASSETS & LIABILITIES, NET - (2.46%)		(42,432,710)

NET ASSETS - 100.00%		$1,723,652,605

Notes to Schedule of Investments

(a) The amount of $2,920,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2004:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

S&P 500 (03/05)	101	$30,160,650	$484,821

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Financial Services	21.29%
Consumer Discretionary	14.33%
Technology	13.98%
Health Care	12.13%
Consumer Staples	7.23%
Utilities	6.75%
Integrated Oils	5.38%
Multi-Industry	5.30%
Short-Term Investment & Securities Lending Collateral	4.31%
Producer Durables	4.03%
Materials & Processing	3.56%
Autos & Transportation	2.62%
Energy	1.55%

102.46%
Other Assets & Liabilities, Net	(2.46%)

100.00%

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 2004

	Shares	Value
WARRANTS - 0.00%
Autos & Transportation - 0.00%
TIMCO Aviation Services Inc * Exp. 12/31/07	362	$—

Total Warrants (Cost $0)		—

COMMON STOCKS - 93.78%
Autos & Transportation - 4.29%
AAR Corp *	36,900	502,578
Aftermarket Technology Corp *	6,328	101,881
AirTran Holdings Inc * †	92,000	984,400
Alaska Air Group Inc * †	30,900	1,034,841
Alexander & Baldwin Inc	52,200	2,214,324
America West Holdings Corp ‘B’ * †	40,200	264,516
Arctic Cat Inc	17,900	474,708
Arkansas Best Corp	25,200	1,131,228
ArvinMeritor Inc	74,200	1,659,854
Aviall Inc *	27,000	620,190
Bandag Inc †	12,800	637,568
Central Freight Lines Inc * †	22,000	138,600
Coachmen Industries Inc †	16,100	279,496
Collins & Aikman Corp * †	48,000	209,280
Commercial Vehicle Group Inc * †	5,650	123,340
Continental Airlines Inc ‘B’ * †	75,700	1,024,978
Cooper Tire & Rubber Co †	80,600	1,736,930
Covenant Transport Inc ‘A’ *	10,000	208,200
Delta Air Lines Inc * †	158,800	1,187,824
EGL Inc *	40,950	1,223,996
ExpressJet Holdings Inc *	33,800	435,344
Fleetwood Enterprises Inc * †	61,400	826,444
Florida East Coast Industries Inc †	18,100	816,310
FLYi Inc * †	51,900	91,863
Forward Air Corp *	21,500	961,050
Frontier Airlines Inc * †	40,700	464,387
Genesee & Wyoming Inc ‘A’ * †	17,700	497,901
Greenbrier Cos Inc †	800	27,080
GulfMark Offshore Inc * †	24,294	541,027
Hayes Lemmerz International Inc * †	37,000	326,710
Hayes Lemmerz International Inc (OTC) *	168	3
Heartland Express Inc †	58,683	1,318,607
Hub Group Inc ‘A’ * †	7,000	365,540
Kansas City Southern *	79,800	1,414,854
Keystone Automotive Industries Inc *	13,800	320,850
Kirby Corp *	24,800	1,100,624
Knight Transportation Inc †	41,962	1,040,658
Laidlaw International Inc *	110,200	2,358,280
Landstar System Inc *	36,400	2,680,496
Marine Products Corp	4,900	127,939
Marten Transport Ltd *	4,600	104,558
Masco Tech Inc — Escrow Shares * +	8,100	—
Mesa Air Group Inc * †	36,300	288,222
Modine Manufacturing Co †	28,600	965,822
Monaco Coach Corp †	31,125	640,241
Noble International Ltd	7,500	152,925
Northwest Airlines Corp * †	108,100	1,181,533
Offshore Logistics Inc *	23,100	750,057
Old Dominion Freight Line Inc *	18,900	657,720
Overnite Corp	36,100	1,344,364
Overseas Shipholding Group †	30,800	1,700,160
P.A.M. Transportation Services Inc * †	2,300	43,125
Pacer International Inc *	28,100	597,406
Pinnacle Airlines Corp * †	15,100	210,494
Quixote Corp †	10,000	203,300
RailAmerica Inc * †	37,500	489,375
Sauer-Danfoss Inc	4,400	95,964
SCS Transportation Inc *	21,450	501,286
Seabulk International Inc * †	4,900	59,339
Skywest Inc	73,400	1,472,404
Sports Resorts International Inc *	6,200	17,856
Standard Motor Products Inc †	8,200	129,560
Stoneridge Inc *	11,400	172,482
Strattec Security Corp *	2,600	162,812
Superior Industries International Inc †	27,800	807,590
Swift Transportation Co Inc * †	75,400	1,619,592
TBC Corp *	21,700	603,260
Tenneco Automotive Inc *	46,900	808,556
The Goodyear Tire & Rubber Co * †	199,500	2,924,670
Thor Industries Inc †	44,500	1,648,725
TIMCO Aviation Services Inc *	113	24
Tower Automotive Inc * †	61,400	146,746
U.S. Xpress Enterprises Inc ‘A’ *	12,300	360,390
USF Corp †	35,300	1,339,635
Visteon Corp †	148,100	1,446,937
Wabash National Corp *	33,800	910,234
Werner Enterprises Inc	49,050	1,110,492
Westinghouse Air Brake Technologies Corp †	45,410	968,141
Winnebago Industries Inc †	27,300	1,066,338

		59,177,034

Consumer Discretionary - 17.03%
1-800 CONTACTS Inc * †	3,700	81,400
1-800-FLOWERS.com Inc ‘A’ *	25,400	213,614
24/7 Real Media Inc * †	12,000	51,960
4Kids Entertainment Inc * †	15,800	332,116
99 Cents Only Stores * †	50,000	808,000
A.C. Moore Arts & Crafts Inc * †	15,700	452,317
Aaron Rents Inc †	42,374	1,059,350
ABM Industries Inc	43,000	847,960
Action Performance Cos Inc †	19,500	214,305
Administaff Inc *	25,800	325,338
Advanced Marketing Services Inc †	16,300	163,978
ADVO Inc	37,950	1,352,918
Aeropostale Inc * †	60,300	1,774,629
Alderwoods Group Inc *	52,500	597,450
Alliance Gaming Corp * †	58,100	802,361
Alloy Inc * †	50,400	406,728
Ambassadors Group Inc	13,200	470,052
AMERCO Inc *	7,600	349,448
American Greetings Corp ‘A’ †	72,600	1,840,410
American Woodmark Corp	12,200	532,896
America’s Car-Mart Inc * †	6,400	243,200
Ameristar Casinos Inc	15,100	650,961
AMN Healthcare Services Inc * †	19,579	311,502
Angelica Corp	10,400	281,320
Applica Inc *	25,500	154,275
aQuantive Inc * †	54,300	485,442
Arbitron Inc *	38,400	1,504,512
Argosy Gaming Co *	38,700	1,807,290
Asbury Automotive Group Inc *	7,800	107,484
Atari Inc * †	16,000	46,880
Autobytel Inc *	47,500	286,900
Aztar Corp * †	39,500	1,379,340
Banta Corp	31,200	1,396,512
Bassett Furniture Industries Inc	11,800	231,575
Beasley Broadcast Group Inc ‘A’ * †	5,900	103,427
Bebe Stores Inc	16,875	455,288
Big 5 Sporting Goods Corp †	19,100	556,574
BJ’s Restaurants Inc * †	12,300	172,200
Blair Corp	5,100	181,866
Blue Nile Inc * †	6,900	190,578
Blyth Inc †	33,200	981,392

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Bob Evans Farms Inc	42,800	$1,118,792
Bowne & Co Inc †	43,400	705,684
Boyd Gaming Corp †	40,600	1,690,990
Bright Horizons Family Solutions Inc *	15,100	977,876
Brightpoint Inc * †	26,700	521,718
Brookstone Inc *	27,825	543,979
Brown Shoe Co Inc †	20,700	617,481
Buffalo Wild Wings Inc * †	9,800	341,138
Burlington Coat Factory Warehouse Corp	19,000	431,300
Cache Inc *	16,050	289,221
California Pizza Kitchen Inc *	21,900	503,700
Callaway Golf Co †	76,900	1,038,150
Carmike Cinemas Inc †	5,800	211,700
Carter’s Inc * †	3,500	118,965
Casella Waste Systems Inc ‘A’ *	22,200	325,008
Casual Male Retail Group Inc * †	40,500	220,725
Catalina Marketing Corp †	53,800	1,594,094
CBRL Group Inc †	67,400	2,820,690
CDI Corp	15,900	339,942
CEC Entertainment Inc *	42,700	1,706,719
Central European Distribution Corp * †	16,549	488,857
Central Garden & Pet Co * †	20,700	864,018
Central Parking Corp †	21,200	321,180
Century Business Services Inc *	72,294	315,202
Charles River Associates Inc * †	15,300	715,581
Charlotte Russe Holding Inc *	15,200	153,520
Charming Shoppes Inc * †	131,600	1,233,092
Charter Communications Inc ‘A’ * †	308,100	690,144
Chemed Corp	13,900	932,829
Cherokee Inc	7,800	275,184
Christopher & Banks Corp †	45,400	837,630
Churchill Downs Inc	5,700	254,790
CKE Restaurants Inc * †	52,000	754,520
Clark Inc *	17,100	265,392
CMGI Inc * †	431,200	1,099,560
CNET Networks Inc * †	145,900	1,638,457
Coinstar Inc * †	28,900	775,387
Coldwater Creek Inc *	28,497	879,702
Conn’s Inc *	2,100	35,322
Consolidated Graphics Inc *	11,600	532,440
Cornell Cos Inc *	21,700	329,406
Corrections Corp of America *	40,198	1,626,009
Cosi Inc * †	26,900	162,745
Cost Plus Inc CA *	27,575	885,985
CoStar Group Inc * †	20,200	932,836
Courier Corp	4,450	231,044
Cross Country Healthcare Inc * †	31,200	564,096
Crown Media Holdings Inc ‘A’ * †	16,600	142,760
CSK Auto Corp *	48,000	803,520
CSS Industries Inc	7,950	252,492
Cumulus Media Inc ‘A’ * †	55,700	839,956
Dave & Buster’s Inc * †	12,700	256,540
Deb Shops Inc	800	20,032
Deckers Outdoor Corp * †	13,000	610,870
Del Laboratories Inc * †	2,212	76,867
Department 56 Inc *	13,000	216,450
DiamondCluster International Inc *	23,100	331,023
Dick’s Sporting Goods Inc * †	34,500	1,212,675
Digital Theater Systems Inc * †	16,300	328,119
Dollar Thrifty Automotive Group Inc * †	30,900	933,180
Domino’s Pizza Inc †	14,850	264,330
DoubleClick Inc *	128,600	1,000,508
Dover Downs Gaming & Entertainment Inc	11,390	149,209
Dover Motorsports Inc	17,800	101,994
drugstore.com Inc * †	32,900	111,860
EarthLink Inc * †	153,500	1,768,320
Electronics Boutique Holdings Corp * †	14,000	601,160
Elizabeth Arden Inc *	28,500	676,590
Emmis Communications Corp ‘A’ *	56,100	1,076,559
Empire Resorts Inc * †	14,800	165,020
Entravision Communications Corp ‘A’ *	44,200	369,070
Escalade Inc †	4,800	64,128
Ethan Allen Interiors Inc †	34,400	1,376,688
Exponent Inc *	10,900	299,641
FindWhat.com Inc * †	20,200	358,146
First Advantage Corp ‘A’ *	7,200	146,880
Fisher Communications Inc *	5,100	249,288
Forrester Research Inc *	15,600	279,864
Fred’s Inc †	43,767	761,546
FTI Consulting Inc * †	47,974	1,010,812
Furniture Brands International Inc	54,900	1,375,245
G&K Services Inc ‘A’ †	22,900	994,318
GameStop Corp ‘B’ *	44,400	995,004
Gander Mountain Co * †	4,900	62,867
Gaylord Entertainment Co * †	31,100	1,291,583
Genesco Inc * †	24,900	775,386
Gevity HR Inc †	24,200	497,552
Global Imaging Systems Inc *	27,900	1,102,050
Goody’s Family Clothing Inc †	21,500	196,510
Gray Television Inc †	43,500	674,250
Greenfield Online Inc * †	3,050	67,070
Greg Manning Auctions Inc * †	9,700	120,086
Grey Global Group Inc †	987	1,085,690
Group 1 Automotive Inc *	18,900	595,350
GSI Commerce Inc * †	14,100	250,698
Guess? Inc *	12,300	154,365
Guitar Center Inc * †	25,500	1,343,595
Gymboree Corp * †	36,900	473,058
Hancock Fabrics Inc DE †	28,400	294,508
Handleman Co †	27,300	586,404
Harris Interactive Inc *	51,400	406,060
Hartmarx Corp *	12,300	95,571
Haverty Furniture Cos Inc	19,800	366,300
Heidrick & Struggles International Inc * †	22,000	753,940
Hibbett Sporting Goods Inc *	30,375	808,279
Hollinger International Inc ‘A’ †	72,100	1,130,528
Hollywood Entertainment Corp *	60,200	788,018
Hooker Furniture Corp	2,100	47,670
Hot Topic Inc * †	56,550	972,094
Hudson Highland Group Inc * †	11,400	328,320
IHOP Corp	21,900	917,391
InfoSpace Inc * †	36,500	1,735,575
infoUSA Inc * †	36,400	407,316
Insight Communications Co Inc ‘A’ * †	61,031	565,757
Insight Enterprises Inc * †	60,425	1,239,921
Insurance Auto Auctions Inc * †	13,300	298,186
Inter Parfums Inc †	6,300	100,170
Internap Network Services Corp * †	216,900	201,717
iPass Inc *	43,400	321,160
Isle of Capri Casinos Inc * †	21,200	543,780
iVillage Inc * †	20,000	123,600
Jack in the Box Inc * †	42,200	1,555,914
Jackson Hewitt Tax Service Inc †	44,600	1,126,150
Jakks Pacific Inc * †	33,500	740,685
Jarden Corp * †	31,150	1,353,156
Jo-Ann Stores Inc *	21,584	594,423
Jos. A. Bank Clothiers Inc * †	15,062	426,255
Journal Communications Inc ‘A’	17,000	307,190
Journal Register Co *	42,100	813,793
K2 Inc * †	31,900	506,572
Kellwood Co †	31,700	1,093,650
Kelly Services Inc ‘A’	20,100	606,618
Kenneth Cole Productions Inc ‘A’	6,450	199,047
Kforce Inc *	19,900	220,890
Kirkland’s Inc * †	17,900	219,991
Korn/Ferry International * †	39,600	821,700
Krispy Kreme Doughnuts Inc * †	73,100	921,060
K-Swiss Inc ‘A’ †	27,300	794,976

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Labor Ready Inc * †	47,900	$810,468
Lakes Entertainment Inc * †	23,200	377,928
Landry’s Restaurants Inc	26,900	781,714
Lawson Products Inc	5,600	282,408
La-Z-Boy Inc †	66,500	1,022,105
LeapFrog Enterprises Inc * †	27,600	375,360
Learning Tree International Inc * †	16,600	222,440
LECG Corp *	19,600	365,540
Libbey Inc	15,573	345,876
Liberty Corp †	18,000	791,280
Life Time Fitness Inc * †	7,950	205,746
Lifeline Systems Inc *	8,400	216,384
Lifetime Hoan Corp †	12,600	200,340
LIN TV Corp ‘A’ * †	34,500	658,950
Linens ‘n Things Inc *	51,600	1,279,680
Lithia Motors Inc ‘A’ †	16,300	437,166
LKQ Corp *	11,100	222,777
LodgeNet Entertainment Corp *	11,732	207,539
Lone Star Steakhouse & Saloon Inc	22,500	630,000
LookSmart Ltd *	109,200	239,148
Magna Entertainment Corp ‘A’ * † (Canada)	59,700	359,394
Mannatech Inc †	9,200	175,168
Marcus Corp	20,900	525,426
MarineMax Inc *	13,300	395,808
MarketWatch Inc *	8,000	144,000
Martha Stewart Living Omnimedia Inc ‘A’ * †	31,500	914,130
Matthews International Corp ‘A’	33,700	1,240,160
MAXIMUS Inc * †	18,400	572,608
Medical Staffing Network Holdings Inc * †	13,900	113,841
Midas Inc * †	18,700	374,000
Midway Games Inc * †	42,800	449,400
Monro Muffler Brake Inc *	10,750	271,975
Movado Group Inc	17,400	324,510
Movie Gallery Inc †	36,225	690,811
MPS Group Inc *	111,800	1,370,668
MTR Gaming Group Inc *	27,800	293,568
Multimedia Games Inc * †	27,100	427,096
National Presto Industries Inc	5,400	245,700
Nautilus Group Inc †	32,725	790,963
Navarre Corp * †	28,500	501,600
Navigant Consulting Inc * †	52,500	1,396,500
Navigant International Inc *	16,500	200,805
Neoforma Inc * †	10,500	80,745
NetRatings Inc * †	14,100	270,297
Nexstar Broadcasting Group Inc ‘A’ *	18,700	172,414
NIC Inc * †	35,600	180,848
Nu Skin Enterprises Inc ‘A’ †	60,100	1,525,338
Oakley Inc †	26,900	342,975
O’Charley’s Inc *	30,500	596,275
Oshkosh B’Gosh Inc ‘A’ †	12,630	270,282
Overstock.com Inc * †	12,400	855,600
Oxford Industries Inc †	14,500	598,850
P.F. Chang’s China Bistro Inc * †	29,200	1,645,420
Panera Bread Co ‘A’ * †	30,900	1,245,888
Papa John’s International Inc * †	16,900	582,036
Party City Corp * †	13,000	168,090
Paxson Communications Corp * †	70,500	97,290
Payless ShoeSource Inc * †	78,000	959,400
PC Connection Inc * †	2,250	21,420
PC Mall Inc * †	12,400	277,512
PDI Inc * †	10,400	231,712
Pegasus Solutions Inc *	32,400	408,240
Penn National Gaming Inc *	44,300	2,682,365
Perry Ellis International Inc * †	10,000	203,500
PetMed Express Inc * †	18,500	140,785
Phillips-Van Heusen Corp	27,700	747,900
Pinnacle Entertainment Inc * †	46,700	923,726
PLATO Learning Inc * †	28,100	209,345
Playboy Enterprises Inc ‘B’ *	19,800	243,342
Playtex Products Inc *	27,000	215,730
Pre-Paid Legal Services Inc †	14,000	525,700
priceline.com Inc * †	27,349	645,163
PRIMEDIA Inc * †	153,900	584,820
ProQuest Co * †	27,400	813,780
Pulitzer Inc †	9,600	622,560
Quiksilver Inc *	63,700	1,897,623
R.H. Donnelley Corp *	23,100	1,364,055
RARE Hospitality International Inc *	42,475	1,353,254
RC2 Corp * †	19,000	619,400
Red Robin Gourmet Burgers Inc *	10,600	566,782
Regent Communications Inc * †	39,900	211,470
Renaissance Learning Inc †	6,300	116,928
Rent-Way Inc * †	29,300	234,693
Resources Connection Inc * †	28,400	1,542,404
Restoration Hardware Inc * †	38,200	219,268
Retail Ventures Inc *	8,100	57,510
Revlon Inc ‘A’ *	148,488	341,522
Rollins Inc †	22,350	588,252
Rush Enterprises Inc ‘B’ *	200	3,462
Russ Berrie & Co Inc	12,700	290,068
Russell Corp	33,000	642,840
Ryan’s Restaurant Group Inc *	48,100	741,702
Saga Communications Inc ‘A’ *	12,331	207,777
Salem Communications Corp ‘A’ * †	11,000	274,450
Schawk Inc †	3,900	70,902
Scholastic Corp *	30,500	1,127,280
School Specialty Inc * †	24,100	929,296
Scientific Games Corp ‘A’ *	69,800	1,664,032
SCP Pool Corp †	65,043	2,074,872
Select Comfort Corp * †	44,600	800,124
Sharper Image Corp * †	16,500	311,025
Shoe Carnival Inc *	8,400	109,200
ShopKo Stores Inc * †	33,600	627,648
Shuffle Master Inc * †	29,050	1,368,255
Sinclair Broadcast Group Inc ‘A’ †	57,900	533,259
SITEL Corp *	46,500	114,390
Six Flags Inc *	106,500	571,905
Skechers U.S.A. Inc ‘A’ *	24,200	313,632
Sohu.com Inc * † (China)	28,200	499,422
Sonic Automotive Inc †	31,400	778,720
Sonic Corp *	73,025	2,227,262
Source Interlink Cos Inc *	29,600	393,088
SOURCECORP Inc *	19,500	372,645
Spanish Broadcasting System Inc ‘A’ * †	50,350	531,696
Speedway Motorsports Inc	16,900	662,142
Spherion Corp *	69,060	580,104
Stage Stores Inc *	21,400	888,528
Stamps.com Inc * †	26,449	418,952
Stanley Furniture Co Inc	9,200	413,540
StarTek Inc †	10,200	290,190
Stein Mart Inc *	24,400	416,264
Steinway Musical Instruments Inc *	7,700	222,838
Steven Madden Ltd * †	13,700	258,382
Stewart Enterprises Inc ‘A’ *	121,400	848,586
Strayer Education Inc	20,600	2,261,674
Sturm Ruger & Co Inc	24,200	218,526
Take-Two Interactive Software Inc * †	60,500	2,104,795
TeleTech Holdings Inc * †	43,100	417,639
Tempur-Pedic International Inc *	13,700	290,440
Tetra Tech Inc *	59,618	998,005
The Advisory Board Co *	17,100	630,648
The Bombay Co Inc * †	40,700	225,071
The Bon-Ton Stores Inc	11,300	177,975
The Buckle Inc	4,400	129,800
The Cato Corp ‘A’	22,300	642,686
The Children’s Place Retail Stores Inc * †	19,000	703,570
The Dress Barn Inc * †	23,470	413,072
The Finish Line Inc ‘A’	43,000	786,900

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
The Geo Group Inc *	13,800	$366,804
The J. Jill Group Inc * †	23,500	349,915
The Men’s Wearhouse Inc * †	38,986	1,245,993
The Pantry Inc * †	10,800	324,972
The Pep Boys-Manny, Moe & Jack	66,100	1,128,327
The Princeton Review Inc * †	9,300	57,195
The Reader’s Digest Association Inc	105,800	1,471,678
The Sports Authority Inc * †	25,464	655,698
The Steak n Shake Co * †	21,360	428,909
The Stride Rite Corp	47,900	535,043
The Topps Co Inc	40,600	395,850
The Toro Co	29,400	2,391,690
The Warnaco Group Inc *	50,000	1,080,000
The Yankee Candle Co Inc * †	53,000	1,758,540
Thomas Nelson Inc	11,500	259,900
THQ Inc * †	47,800	1,096,532
TiVo Inc * †	62,300	365,701
Too Inc *	40,400	988,184
Tractor Supply Co * †	38,100	1,417,701
Trans World Entertainment Corp * †	26,600	331,702
Triarc Cos Inc ‘B’ †	40,800	500,208
Tuesday Morning Corp * †	27,500	842,325
Tupperware Corp †	65,900	1,365,448
UniFirst Corp MA	10,300	291,284
United Auto Group Inc	19,100	565,169
United Natural Foods Inc *	49,100	1,527,010
United Online Inc * †	59,050	680,846
United Stationers Inc *	38,700	1,787,940
Universal Electronics Inc *	12,700	223,520
Universal Technical Institute Inc * †	14,100	537,492
USANA Health Sciences Inc * †	14,400	492,480
Vail Resorts Inc *	21,400	479,788
Valassis Communications Inc *	55,700	1,950,057
ValueClick Inc *	90,500	1,206,365
ValueVision Media Inc ‘A’ * †	23,300	324,103
Ventiv Health Inc *	24,700	501,904
Vertrue Inc * †	10,000	377,700
Volt Information Sciences Inc *	5,700	167,523
Waste Connections Inc * †	54,000	1,849,500
Water Pik Technologies Inc *	5,200	92,196
Watson Wyatt & Co Holdings	36,800	991,760
WESCO International Inc *	15,600	462,384
West Marine Inc * †	15,400	381,150
Weyco Group Inc	300	13,287
Wireless Facilities Inc * †	46,500	438,960
WMS Industries Inc * †	22,200	744,588
Wolverine World Wide Inc	50,200	1,577,284
World Fuel Services Corp †	12,800	637,440
World Wrestling Entertainment Inc	7,400	89,762
Young Broadcasting Inc ‘A’ * †	24,500	258,720
Zale Corp * †	65,000	1,941,550

		234,546,502

Consumer Staples - 1.57%
American Italian Pasta Co ‘A’ †	18,400	427,800
Arden Group Inc ‘A’ †	800	80,380
Aurora Foods Inc *	400	4
Cal-Maine Foods Inc †	12,700	153,542
Casey’s General Stores Inc †	60,700	1,101,705
Chiquita Brands International Inc †	41,400	913,284
Coca-Cola Bottling Co Consolidated	4,500	256,770
DIMON Inc †	51,600	346,752
Farmer Brothers Co	5,000	121,200
Flowers Foods Inc	40,650	1,283,727
Great Atlantic & Pacific Tea Co * †	19,600	200,900
Hansen Natural Corp * †	9,200	334,972
Ingles Markets Inc ‘A’ †	22,300	276,297
J&J Snack Foods Corp	7,900	387,337
John B. Sanfilippo & Son Inc *	10,000	257,800
Lance Inc	37,200	707,916
Longs Drug Stores Corp †	37,900	1,044,903
M&F Worldwide Corp *	11,600	157,992
Maui Land & Pineapple Co Inc *	2,400	94,200
Nash Finch Co †	18,400	694,784
National Beverage Corp	8,200	68,224
Nature’s Sunshine Products Inc	18,400	374,624
Nutraceutical International Corp *	12,200	188,002
Pathmark Stores Inc *	47,000	273,070
Peet’s Coffee & Tea Inc *	13,420	355,227
Performance Food Group Co * †	59,700	1,606,527
Provide Commerce Inc * †	1,600	59,440
Ralcorp Holdings Inc	36,824	1,544,030
Ruddick Corp †	40,900	887,121
Sanderson Farms Inc †	11,850	512,868
Schweitzer-Mauduit International Inc	20,300	689,185
Seaboard Corp †	100	99,800
Sensient Technologies Corp †	57,100	1,369,829
Smart & Final Inc * †	14,300	205,777
Standard Commercial Corp	7,300	142,058
Star Scientific Inc * †	47,600	242,046
The Boston Beer Co Inc ‘A’ *	9,000	191,430
The Hain Celestial Group Inc *	32,100	663,507
Universal Corp VA †	31,200	1,492,608
Vector Group Ltd †	35,106	583,808
Weis Markets Inc	12,800	493,696
Wild Oats Markets Inc * †	41,500	365,615
Winn-Dixie Stores Inc †	84,400	384,020

		21,634,777

Energy - 4.51%
Atlas America Inc * †	7,700	275,275
Atwood Oceanics Inc *	9,600	500,160
Berry Petroleum Co ‘A’ †	16,800	801,360
Brigham Exploration Co * †	12,800	115,200
Cabot Oil & Gas Corp	37,600	1,663,800
Cal Dive International Inc * †	47,600	1,939,700
Callon Petroleum Co *	18,500	267,510
Calpine Corp * †	585,000	2,304,900
Capstone Turbine Corp *	67,800	124,074
CARBO Ceramics Inc	14,500	1,000,500
Cheniere Energy Inc * †	25,500	1,624,350
Cimarex Energy Co *	47,300	1,792,670
Clayton Williams Energy Inc * †	8,200	187,780
Comstock Resources Inc *	36,500	804,825
Crosstex Energy Inc	100	4,190
Denbury Resources Inc *	56,800	1,559,160
Dril-Quip Inc *	4,900	118,874
Edge Petroleum Corp *	19,800	288,684
Encore Acquisition Co * †	21,400	747,074
Energy Partners Ltd * †	27,600	559,452
Forest Oil Corp *	52,500	1,665,300
Frontier Oil Corp †	35,700	951,762
FuelCell Energy Inc * †	53,800	532,620
FX Energy Inc * †	22,400	261,632
Global Industries Ltd * †	108,600	900,294
Global Power Equipment Group Inc * †	30,800	303,072
Grey Wolf Inc * †	213,200	1,123,564
Gulf Island Fabrication Inc	14,100	307,803
Hanover Compressor Co * †	80,100	1,131,813
Harvest Natural Resources Inc *	41,100	709,797
Helmerich & Payne Inc †	53,200	1,810,928
Holly Corp †	23,200	646,584
Hydril Co *	22,200	1,010,322
Input/Output Inc * †	59,000	521,560
Key Energy Services Inc *	160,300	1,891,540
KFX Inc * †	44,500	646,140
Lufkin Industries Inc	6,300	251,420
Magnum Hunter Resources Inc * †	89,100	1,149,390

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Matrix Service Co * †	25,500	$205,530
McMoRan Exploration Co * †	27,000	504,900
Meridian Resource Corp * †	48,700	294,635
Newpark Resources Inc *	95,900	493,885
Oceaneering International Inc *	28,700	1,071,084
Oil States International Inc *	25,500	491,895
Parker Drilling Co *	118,200	464,526
Penn Virginia Corp	17,500	709,975
Petroleum Development Corp * †	21,800	840,826
Plains Exploration & Production Co *	94,382	2,453,932
Plug Power Inc * †	64,343	393,134
Quicksilver Resources Inc * †	33,800	1,243,164
Range Resources Corp †	84,600	1,730,916
Remington Oil & Gas Corp *	28,100	765,725
Resource America Inc ‘A’	17,000	552,500
RPC Inc	10,900	273,808
SEACOR Holdings Inc * †	21,250	1,134,750
Spinnaker Exploration Co *	28,700	1,006,509
St. Mary Land & Exploration Co	36,000	1,502,640
Stone Energy Corp * †	26,351	1,188,167
Superior Energy Services Inc *	50,700	781,287
Swift Energy Co *	33,200	960,808
Syntroleum Corp *	42,300	339,669
Tesoro Corp *	75,000	2,389,500
TETRA Technologies Inc *	28,950	819,285
The Houston Exploration Co *	14,000	788,340
TODCO ‘A’ * †	5,600	103,152
TransMontaigne Inc *	9,800	60,074
Unit Corp * †	43,200	1,650,672
Universal Compression Holdings Inc *	16,300	569,033
Veritas DGC Inc *	43,000	963,630
Vintage Petroleum Inc	63,000	1,429,470
W-H Energy Services Inc *	34,200	764,712
Whiting Petroleum Corp *	23,700	716,925

		62,154,137

Financial Services - 21.87%
1st Source Corp	10,622	270,967
21st Century Insurance Group	25,300	344,080
Aames Investment Corp	46,500	497,550
ABC Bancorp	11,200	235,200
Acadia Realty Trust	36,500	594,950
Accredited Home Lenders Holding Co * †	17,900	889,272
ACE Cash Express Inc * †	12,800	379,648
Advanta Corp ‘B’ †	22,500	546,075
Advent Software Inc * †	32,200	659,456
Affiliated Managers Group Inc * †	30,149	2,042,293
Affirmative Insurance Holdings Inc †	5,600	94,304
Affordable Residential Communities Inc †	21,200	304,220
Alabama National Bancorp	13,600	877,200
Alexander’s Inc * †	1,500	322,500
Alexandria Real Estate Equities Inc	22,200	1,652,124
Alfa Corp †	31,500	478,328
AMCORE Financial Inc	28,700	923,566
American Campus Communities Inc †	7,800	175,422
American Equity Investment Life Holding Co	13,500	145,395
American Financial Realty Trust	117,000	1,893,060
American Home Mortgage Investment Corp	35,121	1,202,894
American Physicians Capital Inc *	12,400	446,648
AmericanWest Bancorp * †	18,660	377,865
AmerUs Group Co †	48,000	2,174,400
AMLI Residential Properties Trust	28,700	918,400
Anchor Bancorp Wisconsin Inc	22,500	655,875
Anthracite Capital Inc	57,900	715,644
Anworth Mortgage Asset Corp †	51,100	547,281
Apollo Investment Corp	75,700	1,143,070
Arbor Realty Trust Inc	13,600	333,744
Archipelago Holdings Inc *	8,050	168,808
Argonaut Group Inc *	33,000	697,290
Arrow Financial Corp †	6,099	189,069
Ashford Hospitality Trust Inc †	9,800	106,526
Asset Acceptance Capital Corp *	3,000	63,900
Asta Funding Inc	15,800	424,072
Baldwin & Lyons Inc ‘B’	6,700	179,493
BancFirst Corp †	2,700	213,246
BancorpSouth Inc †	83,000	2,022,710
BancTrust Financial Group Inc	2,800	68,908
Bank Mutual Corp †	79,347	965,653
Bank of Granite Corp	10,750	224,675
Bank of the Ozarks Inc †	12,200	415,166
BankAtlantic Bancorp Inc ‘A’	53,800	1,070,620
BankUnited Financial Corp ‘A’ * †	35,000	1,118,250
Banner Corp	11,400	355,566
BB&T Corp	7	294
Bedford Property Investors Inc †	20,200	573,882
Berkshire Hills Bancorp Inc †	5,600	208,040
Beverly Hills Bancorp Inc †	6,600	66,660
BFC Financial Corp ‘A’ *	2,000	25,300
BioMed Realty Trust Inc †	16,050	356,470
BKF Capital Group Inc	3,000	113,700
Boston Private Financial Holdings Inc †	36,100	1,016,937
Brandywine Realty Trust	43,100	1,266,709
Bristol West Holdings Inc †	11,300	226,000
Brookline Bancorp Inc †	67,542	1,102,285
Bryn Mawr Bank Corp †	4,800	105,552
Calamos Asset Management Inc ‘A’ *	22,200	599,400
Camden National Corp	5,200	204,932
Capital Automotive REIT	44,600	1,584,415
Capital City Bank Group Inc	7,725	322,905
Capital Corp of the West	5,300	249,105
Capital Crossing Bank *	2,000	61,380
Capital Lease Funding Inc †	37,300	466,250
Capital Southwest Corp	1,700	133,484
Capital Trust Inc NY ‘A’ †	2,500	76,775
Capitol Bancorp Ltd †	6,800	239,496
Capstead Mortgage Corp †	25,000	263,500
CarrAmerica Realty Corp	66,000	2,178,000
Carreker Corp *	16,800	144,480
Cascade Bancorp †	25,900	523,698
Cash America International Inc	32,400	963,252
Cathay General Bancorp †	49,548	1,858,050
CB Richard Ellis Group Inc ‘A’ *	15,850	531,768
CCC Information Services Group *	1,112	24,698
Cedar Shopping Centers Inc †	28,300	404,690
Center Financial Corp	11,000	220,220
Central Coast Bancorp *	6,066	140,064
Central Pacific Financial Corp	44,898	1,623,961
Century Bancorp Inc MA ‘A’	7,700	227,150
Ceres Group Inc *	23,000	118,680
Charter Financial Corp GA †	1,100	48,257
CharterMac	58,400	1,427,296
Chemical Financial Corp †	27,372	1,174,806
Chittenden Corp	57,017	1,638,098
Circle Group Holdings Inc * †	11,100	24,642
Citizens Banking Corp MI †	53,400	1,834,290
Citizens First Bancorp Inc	5,100	123,318
Citizens Inc TX * †	25,276	161,005
City Bank WA †	6,400	231,360
City Holding Co	22,806	826,489
Clifton Savings Bancorp Inc	6,200	75,330
CNA Surety Corp * †	8,000	106,800
CNB Financial Corp PA	765	11,697
Coastal Financial Corp SC	9,667	185,220
CoBiz Inc †	14,725	298,918
Cohen & Steers Inc	5,000	81,250
Collegiate Funding Services LLC *	5,850	82,426
Colonial Properties Trust †	20,400	801,108
Columbia Bancorp MD	6,600	225,654

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Columbia Banking System Inc	21,475	$536,660
Commercial Capital Bancorp Inc †	46,632	1,080,930
Commercial Federal Corp	50,900	1,512,239
Commercial Net Lease Realty Inc	54,200	1,116,520
Community Bank System Inc	28,800	813,600
Community Banks Inc †	12,247	344,876
Community Trust Bancorp Inc	13,585	439,611
CompuCredit Corp *	16,700	456,578
Corillian Corp * †	44,600	219,432
Cornerstone Realty Income Trust Inc	57,400	572,852
Corporate Office Properties Trust †	43,700	1,282,595
Correctional Properties Trust	11,700	337,896
Corus Bankshares Inc †	17,800	854,578
Cousins Properties Inc	37,500	1,135,125
Crawford & Co ‘B’	14,700	110,250
CRT Properties Inc	39,800	949,628
CVB Financial Corp	38,285	1,016,850
CyberSource Corp *	39,200	280,280
Danielson Holdings Corp * †	18,800	158,860
Delphi Financial Group Inc ‘A’ †	29,760	1,373,424
Digital Insight Corp * †	40,100	737,840
Dime Community Bancshares Inc	42,375	758,936
Direct General Corp †	14,600	468,660
Donegal Group Inc ‘A’	5,500	126,115
Downey Financial Corp	20,100	1,145,700
East West Bancorp Inc	61,200	2,567,952
EastGroup Properties Inc	22,800	873,696
Education Lending Group Inc * †	13,800	214,038
eFunds Corp *	60,000	1,440,600
Electro Rent Corp	12,800	182,144
EMC Insurance Group Inc	100	2,164
Encore Capital Group Inc * †	9,500	225,910
Entertainment Properties Trust	30,100	1,340,955
Equity Inns Inc †	65,300	766,622
Equity Lifestyle Properties Inc †	21,300	761,475
Equity One Inc	32,200	764,106
eSpeed Inc ‘A’ *	32,800	405,736
Essex Property Trust Inc	27,900	2,338,020
EuroBancshares Inc * †	5,400	113,400
Euronet Worldwide Inc *	29,500	767,590
Extra Space Storage Inc †	13,050	173,956
F.N.B. Corp †	47,040	957,734
FactSet Research Systems Inc †	21,100	1,233,084
Farmers Capital Bank Corp	3,400	140,080
FBL Financial Group Inc ‘A’	9,928	283,444
Federal Agricultural Mortgage Corp ‘C’ †	5,600	130,480
FelCor Lodging Trust Inc * †	56,100	821,865
Fidelity Bankshares Inc	17,100	731,196
Financial Federal Corp *	19,700	772,240
Financial Institutions Inc	4,800	111,600
First Bancorp NC †	8,400	228,228
First Bancorp Puerto Rico †	36,365	2,309,541
First Busey Corp	10,500	219,135
First Cash Financial Services Inc *	17,200	459,412
First Charter Corp	30,400	795,568
First Citizens BancShares Inc NC ‘A’	6,900	1,022,925
First Commonwealth Financial Corp †	79,614	1,225,259
First Community Bancorp Inc CA	15,700	670,390
First Community Bancshares Inc VA †	9,848	355,316
First Financial Bancorp	33,442	585,235
First Financial Bankshares Inc	13,687	613,314
First Financial Corp IN	15,500	542,965
First Financial Holdings Inc	14,400	471,456
First Indiana Corp	8,191	184,380
First Industrial Realty Trust Inc	50,300	2,048,719
First Merchants Corp	17,106	484,100
First Midwest Bancorp Inc IL †	49,858	1,809,347
First National Bankshares of Florida Inc †	62,819	1,501,374
First Niagara Financial Group Inc †	96,270	1,342,966
First Oak Brook Bancshares Inc	3,600	116,676
First Place Financial Corp OH	7,300	163,447
First Republic Bank CA	17,700	938,100
First State Bancorp NM	12,500	459,500
FirstFed Financial Corp *	18,600	964,782
Flagstar Bancorp Inc †	34,600	781,960
Flushing Financial Corp	16,625	333,498
FNB Corp VA	4,700	133,292
FPIC Insurance Group Inc * †	12,400	438,712
Franklin Bank Corp TX *	19,400	354,050
Frontier Financial Corp †	15,100	583,011
Gabelli Asset Management Inc ‘A’ †	7,500	363,900
Gables Residential Trust †	33,500	1,198,965
GATX Corp †	53,900	1,593,284
GB&T Bancshares Inc †	3,374	81,381
German American Bancorp †	3,408	54,869
Getty Realty Corp	16,000	459,680
Glacier Bancorp Inc	32,425	1,103,747
Gladstone Capital Corp †	12,200	289,140
Glenborough Realty Trust Inc	25,600	544,768
Glimcher Realty Trust Inc †	40,600	1,125,026
Global Signal Inc †	5,850	161,109
GMH Communities Trust	33,500	472,350
Gold Banc Corp Inc	53,400	780,708
Government Properties Trust Inc †	32,800	323,408
Gramercy Capital Corp NY	6,050	124,630
Great American Financial Resources Inc	8,250	143,302
Great Southern Bancorp Inc †	9,500	332,500
Greater Bay Bancorp †	71,900	2,004,572
Greenhill & Co Inc †	11,100	318,570
Hancock Holding Co	31,800	1,064,028
Hanmi Financial Corp †	14,169	509,234
Harbor Florida Bancshares Inc †	27,600	955,236
Harleysville Group Inc	21,200	506,044
Harleysville National Corp	29,996	797,894
Harris & Harris Group Inc * †	19,700	322,686
Healthcare Realty Trust Inc †	46,100	1,876,270
HealthExtras Inc * †	23,700	386,310
Heartland Financial USA Inc	7,850	157,864
Heritage Property Investment Trust	26,800	860,012
Highland Hospitality Corp	28,100	315,844
Highwoods Properties Inc †	66,540	1,843,158
Hilb Rogal & Hobbs Co †	35,200	1,275,648
Home Properties Inc †	39,100	1,681,300
HomeBanc Corp GA	22,400	216,832
Homestore Inc * †	102,400	310,272
Horace Mann Educators Corp	52,600	1,003,608
Horizon Financial Corp	10,900	224,322
Hudson River Bancorp	34,700	686,713
Hypercom Corp * †	49,900	295,408
IBERIABANK Corp	9,300	617,148
IMPAC Mortgage Holdings Inc	98,300	2,228,461
Independence Holding Co	3,600	66,420
Independent Bank Corp MA †	14,400	486,000
Independent Bank Corp MI †	25,051	747,271
Infinity Property & Casualty Corp †	21,700	763,840
Innkeepers USA Trust	49,000	695,800
Integra Bank Corp †	20,900	482,999
Interactive Data Corp *	35,361	768,748
Interchange Financial Services Corp NJ	8,650	224,208
Intersections Inc * †	11,600	200,100
Investment Technology Group Inc * †	52,200	1,044,000
Investors Real Estate Trust †	47,100	494,079
iPayment Inc * †	13,900	688,328
Irwin Financial Corp †	20,000	567,800
ITLA Capital Corp * †	9,100	534,989
John H. Harland Co †	36,000	1,299,600
Jones Lang LaSalle Inc *	36,500	1,365,465
Kansas City Life Insurance Co	2,000	94,600

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Kilroy Realty Corp	32,500	$1,389,375
Kite Realty Group Trust †	11,100	169,608
KNBT Bancorp Inc	27,900	471,510
Knight Trading Group Inc ‘A’ * †	123,900	1,356,705
Kramont Realty Trust	27,500	643,500
Kronos Inc MA *	36,512	1,866,859
La Quinta Corp *	203,100	1,846,179
LaBranche & Co Inc * †	52,600	471,296
Lakeland Bancorp Inc †	10,098	177,222
Lakeland Financial Corp	3,500	138,950
LandAmerica Financial Group Inc †	24,600	1,326,678
LaSalle Hotel Properties †	31,700	1,009,011
Lexington Corporate Properties Trust	49,100	1,108,678
LTC Properties Inc	16,900	336,479
Luminent Mortgage Capital Inc	32,400	385,560
Macatawa Bank Corp	7,040	227,322
MAF Bancorp Inc	34,661	1,553,506
Maguire Properties Inc	34,000	933,640
Main Street Banks Inc †	15,500	541,415
MainSource Financial Group Inc	7,806	186,400
Marlin Business Services Inc * †	1,100	20,900
MB Financial Inc	19,050	802,958
MBT Financial Corp	9,754	226,976
MCG Capital Corp †	36,400	623,532
McGrath RentCorp	8,800	383,768
Mercantile Bank Corp	11,524	455,198
Mercantile Bankshares Corp †	1	52
MeriStar Hospitality Corp * †	84,400	704,740
Metris Cos Inc * †	36,900	470,475
MFA Mortgage Investments Inc †	96,900	854,658
Mid-America Apartment Communities Inc	20,400	840,888
Mid-State Bancshares †	30,000	859,500
Midwest Banc Holdings Inc †	11,800	258,066
Mission West Properties Inc †	10,600	112,784
MortgageIT Holdings Inc †	9,150	164,242
Nara Bancorp Inc †	27,400	582,798
NASB Financial Inc	500	19,980
National Financial Partners Corp	34,800	1,350,240
National Health Investors Inc	26,100	761,598
National Penn Bancshares Inc †	29,674	821,963
National Western Life Insurance Co ‘A’ *	2,000	333,220
Nationwide Health Properties Inc	79,300	1,883,375
Navigators Group Inc *	9,800	295,078
NBC Capital Corp †	4,641	123,311
NBT Bancorp Inc	33,895	871,779
NCO Group Inc *	26,800	692,780
NDCHealth Corp	44,900	834,691
Nelnet Inc ‘A’ *	4,100	110,413
NetBank Inc †	58,600	610,026
New Century Financial Corp	51,750	3,307,342
Newcastle Investment Corp †	38,900	1,236,242
Northwest Bancorp Inc	16,200	406,458
NovaStar Financial Inc †	34,400	1,702,800
NYMAGIC Inc	3,100	78,430
OceanFirst Financial Corp †	6,155	151,721
Ocwen Financial Corp * †	40,900	391,004
Ohio Casualty Corp *	76,300	1,770,923
Old National Bancorp IN †	71,054	1,837,456
Old Second Bancorp Inc †	15,266	486,680
Omega Financial Corp †	12,700	435,356
Omega Healthcare Investors Inc	41,400	488,520
Oriental Financial Group Inc †	26,213	742,090
Origen Financial Inc †	9,100	68,068
Pacific Capital Bancorp	51,887	1,763,639
Park National Corp †	15,434	2,091,307
Parkway Properties Inc MD	15,300	776,475
Partners Trust Financial Group Inc	24,068	280,392
Peapack-Gladstone Financial Corp †	5,962	188,101
Penn-America Group Inc †	10,300	155,530
PennFed Financial Services Inc	9,892	159,063
PennRock Financial Services Corp	6,069	236,145
Pennsylvania REIT	35,942	1,538,318
Peoples Bancorp Inc OH †	16,795	460,687
PFF Bancorp Inc	17,380	805,215
Philadelphia Consolidated Holding Corp *	20,400	1,349,256
PICO Holdings Inc * †	6,100	126,697
Piper Jaffray Cos *	20,100	963,795
Placer Sierra Bancshares †	3,600	102,384
PMA Capital Corp ‘A’ * †	41,500	429,525
Portal Software Inc * †	53,920	142,888
Portfolio Recovery Associates Inc * †	17,900	737,838
Post Properties Inc	45,000	1,570,500
Prentiss Properties Trust	47,300	1,806,860
Presidential Life Corp	22,500	381,600
PRG-Schultz International Inc * †	49,250	247,728
PrivateBancorp Inc †	23,000	741,290
ProAssurance Corp * †	29,950	1,171,344
Prosperity Bancshares Inc †	17,800	519,938
Provident Bancorp Inc NY †	36,234	477,926
Provident Bankshares Corp	41,408	1,506,027
Provident Financial Holdings Inc	5,700	164,445
Provident Financial Services Inc	77,689	1,504,836
PS Business Parks Inc CA	15,000	676,500
R&G Financial Corp ‘B’	35,500	1,380,240
RAIT Investment Trust †	31,200	872,664
Ramco-Gershenson Properties Trust	14,368	463,368
Realty Income Corp †	42,500	2,149,650
Redwood Trust Inc †	19,400	1,204,546
Republic Bancorp Inc KY ‘A’	7,750	199,175
Republic Bancorp Inc MI	80,530	1,230,498
Rewards Network Inc * †	18,300	128,100
Riggs National Corp	23,300	495,358
RLI Corp	22,300	927,011
Royal Bancshares of Pennsylvania Inc ‘A’	3,148	85,051
S&T Bancorp Inc †	27,100	1,021,399
S.Y. Bancorp Inc	8,500	204,850
S1 Corp *	88,018	797,443
Safety Insurance Group Inc †	11,500	358,225
Sanders Morris Harris Group Inc †	13,900	247,559
Sandy Spring Bancorp Inc	16,650	638,195
Santander BanCorp †	2,715	81,884
Saul Centers Inc	16,600	634,950
Saxon Capital Inc	54,600	1,309,854
SCBT Financial Corp	6,615	222,066
Seacoast Banking Corp of Florida	13,210	293,923
Security Bank Corp GA	1,800	72,000
Selective Insurance Group Inc	34,800	1,539,552
Senior Housing Properties Trust	61,400	1,162,916
Signature Bank NY *	1,700	55,012
Silicon Valley Bancshares * †	43,500	1,949,670
Simmons First National Corp ‘A’	12,700	367,665
Smithtown Bancorp Inc †	8,900	282,575
Sotheby’s Holdings Inc ‘A’ * †	52,300	949,768
Southern Community Financial Corp NC †	7,000	72,450
Southside Bancshares Inc	9,891	226,010
Southwest Bancorp Inc OK	18,800	460,224
Southwest Bancorp of Texas Inc †	84,000	1,956,360
Sovran Self Storage Inc †	17,000	716,380
State Auto Financial Corp	5,600	144,760
State Bancorp Inc NY †	4,404	121,110
State Financial Services Corp ‘A’	6,600	198,660
Sterling Bancorp NY †	18,474	521,890
Sterling Bancshares Inc TX	59,950	855,486
Sterling Financial Corp PA	26,631	763,511
Sterling Financial Corp WA *	29,600	1,162,096
Stewart Information Services Corp	19,500	812,175
Stifel Financial Corp *	3,200	67,040
Strategic Hotel Capital Inc †	12,450	205,425

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Suffolk Bancorp †	12,500	$435,375
Summit Properties Inc †	44,000	1,432,640
Sun Bancorp Inc NJ *	12,543	313,324
Sun Communities Inc	18,400	740,600
Sunstone Hotel Investors Inc	26,600	552,748
Susquehanna Bancshares Inc	57,371	1,431,407
SWS Group Inc †	17,230	377,682
Tanger Factory Outlet Centers Inc	37,100	981,666
Taubman Centers Inc	56,500	1,692,175
Taylor Capital Group Inc †	200	6,700
Texas Capital Bancshares Inc *	31,500	681,030
Texas Regional Bancshares Inc ‘A’	49,198	1,607,791
The Bancorp Inc DE *	15,870	253,920
The BISYS Group Inc *	131,700	2,166,465
The Commerce Group Inc †	27,300	1,666,392
The Enstar Group Inc * †	1,200	75,000
The First of Long Island Corp †	1,600	80,720
The Midland Co	6,000	187,620
The Peoples Holding Co	7,046	233,223
The Phoenix Cos Inc †	108,200	1,352,500
The Town & Country Trust †	24,800	685,224
TierOne Corp	28,100	698,285
TNS Inc *	900	19,665
Tompkins Trustco Inc	8,290	443,432
TradeStation Group Inc *	21,500	150,930
Triad Guaranty Inc *	9,100	550,368
Trico Bancshares	13,400	313,560
TrustCo Bank Corp NY †	85,108	1,173,639
Trustmark Corp	49,700	1,544,179
U.S. Restaurant Properties Inc †	33,500	605,010
U.S.B. Holding Co Inc †	10,334	257,319
U.S.I. Holdings Corp * †	32,800	379,496
UICI	48,200	1,633,980
UMB Financial Corp	17,241	976,875
Umpqua Holdings Corp †	62,338	1,571,541
Union Bankshares Corp VA	13,000	499,590
United Bankshares Inc †	39,000	1,487,850
United Community Banks Inc GA †	28,049	755,360
United Community Financial Corp OH †	30,924	346,349
United Fire & Casualty Co †	20,600	694,426
United PanAm Financial Corp * †	5,200	99,112
United Rentals Inc * †	50,700	958,230
United Security Bancshares CA	5,000	126,350
Universal American Financial Corp *	30,200	467,194
Universal Health Realty Income Trust	13,400	430,542
Univest Corp of Pennsylvania †	6,400	294,528
Unizan Financial Corp †	24,907	656,300
Urstadt Biddle Properties Inc ‘A’ †	32,300	550,715
U-Store-It Trust *	31,700	549,995
Value Line Inc	300	11,771
Vesta Insurance Group Inc	30,500	112,240
Virginia Commerce Bancorp Inc * †	12,125	343,380
Virginia Financial Group Inc	5,943	217,870
Washington REIT	44,100	1,493,667
Washington Trust Bancorp Inc †	15,100	442,581
Waypoint Financial Corp	37,455	1,061,849
WesBanco Inc	23,600	754,492
West Bancorp Inc †	26,668	469,624
West Coast Bancorp OR †	17,200	437,052
Westamerica Bancorp	34,000	1,982,540
Western Sierra Bancorp * †	7,367	282,561
Westfield Financial Inc	2,200	56,804
Wilshire Bancorp Inc * †	22,600	373,804
Winston Hotels Inc †	26,500	312,965
Wintrust Financial Corp †	25,500	1,452,480
World Acceptance Corp *	23,700	651,987
WSFS Financial Corp	9,400	567,008
Yardville National Bancorp	14,500	496,770
Zenith National Insurance Corp †	12,200	608,048

		301,243,237

Health Care - 11.32%
Abaxis Inc * †	16,100	233,289
Abgenix Inc * †	98,500	1,018,490
ABIOMED Inc * †	12,400	191,456
Able Laboratories Inc * †	23,700	539,175
Accelrys Inc *	30,400	237,120
Adolor Corp * †	48,900	485,088
Advanced Medical Optics Inc * †	43,400	1,785,476
Advanced Neuromodulation Systems Inc * †	22,950	905,607
Advancis Pharmaceutical Corp * †	2,600	9,932
Aksys Ltd * †	30,100	167,356
Albany Molecular Research Inc *	33,700	375,418
Alexion Pharmaceuticals Inc * †	25,100	632,520
Align Technology Inc * †	59,500	639,625
Alkermes Inc * †	96,400	1,358,276
Alliance Imaging Inc *	4,100	46,125
Allscripts Healthcare Solutions Inc * †	31,300	333,971
Alpharma Inc ‘A’ †	43,900	744,105
Amedisys Inc * †	14,700	476,133
America Service Group Inc *	8,700	232,899
American Healthways Inc * †	36,200	1,196,048
American Medical Systems Holdings Inc *	28,900	1,208,309
AMERIGROUP Corp *	28,300	2,141,178
AmSurg Corp *	39,300	1,160,922
Analogic Corp †	13,100	586,749
AngioDynamics Inc *	2,911	64,479
Animas Corp *	9,400	146,922
Antigenics Inc * †	37,000	374,440
Applera Corp-Celera Genomics Group *	83,499	1,148,111
Apria Healthcare Group Inc *	71,000	2,339,450
ARIAD Pharmaceuticals Inc * †	59,800	444,314
Array BioPharma Inc *	20,100	191,352
Arrow International Inc †	21,900	678,681
ArthroCare Corp * †	27,600	884,856
Aspect Medical Systems Inc *	17,500	428,050
AtheroGenics Inc * †	48,800	1,149,728
Avant Immunotherapeutics Inc * †	85,000	170,850
Axonyx Inc * †	70,100	434,620
Barrier Therapeutics Inc * †	3,000	49,800
Bentley Pharmaceuticals Inc * †	11,700	125,775
Beverly Enterprises Inc * †	114,900	1,051,335
BioCryst Pharmaceuticals Inc * †	26,700	154,326
Bioenvision Inc * †	14,700	131,712
Biolase Technology Inc †	28,800	313,056
BioMarin Pharmaceuticals Inc * †	85,000	543,150
Bio-Rad Laboratories Inc ‘A’ * †	17,900	1,026,923
Bio-Reference Laboratories Inc *	13,400	233,160
Biosite Inc * †	16,600	1,021,564
Bone Care International Inc *	20,892	581,842
Bradley Pharmaceuticals Inc * †	18,300	355,020
Bruker BioSciences Corp *	14,100	56,823
CancerVax Corp * †	11,800	128,030
Candela Corp * †	22,000	249,920
Caraco Pharmaceutical Laboratories Ltd *	4,400	42,020
Cardiac Science Inc * †	62,800	134,392
CardioDynamics International Corp * †	41,200	213,004
Cell Genesys Inc * †	51,100	413,910
Cell Therapeutics Inc * †	57,600	468,864
Centene Corp *	52,100	1,477,035
Cepheid * †	40,900	406,546
Cerner Corp * †	33,900	1,802,463
Chattem Inc * †	22,200	734,820
Ciphergen Biosystems Inc * †	24,500	105,350
Closure Medical Corp * †	10,900	212,550
Computer Programs & Systems Inc †	7,100	164,365

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Conceptus Inc * †	29,200	$236,958
CONMED Corp * †	37,950	1,078,539
Connetics Corp * †	40,200	976,458
Corgentech Inc *	2,300	19,044
Corixa Corp * †	63,710	231,904
CorVel Corp *	10,500	281,190
CTI Molecular Imaging Inc * †	35,000	496,650
Cubist Pharmaceuticals Inc * †	51,700	611,611
CuraGen Corp * †	45,500	325,780
Curis Inc *	33,900	176,958
CV Therapeutics Inc * †	40,200	924,600
Cyberonics Inc * †	21,700	449,624
Cypress Bioscience Inc * †	28,700	403,522
Cytogen Corp * †	23,100	266,112
Cytokinetics Inc * †	4,400	45,100
Datascope Corp	13,300	527,877
deCODE genetics Inc * † (Iceland)	54,900	428,769
Dendreon Corp * †	60,300	650,034
Depomed Inc * †	13,000	70,200
Diagnostic Products Corp	23,300	1,282,665
Digene Corp * †	16,100	421,015
Discovery Laboratories Inc * †	45,500	360,815
Diversa Corp * †	26,300	229,862
dj Orthopedics Inc *	17,000	364,140
Dov Pharmaceutical Inc * †	18,800	339,340
DURECT Corp * †	53,500	175,480
DUSA Pharmaceuticals Inc *	10,600	151,580
Dyax Corp * †	35,200	254,144
Eclipsys Corp *	40,300	823,329
Encore Medical Corp * †	25,500	173,145
Encysive Pharmaceuticals Inc *	60,400	599,772
Endocardial Solutions Inc * †	31,100	363,870
Enzo Biochem Inc * †	24,151	470,220
Enzon Pharmaceuticals Inc * †	56,700	777,924
EPIX Pharmaceuticals Inc * †	23,700	424,467
eResearchTechnology Inc * †	50,824	805,560
Exactech Inc *	5,200	95,108
Exelixis Inc * †	67,300	639,350
E-Z-EM Inc	3,400	49,640
First Health Group Corp *	126,200	2,361,202
First Horizon Pharmaceutical Corp * †	26,500	606,585
Genaera Corp * †	43,400	148,428
Genelabs Technologies Inc * †	77,900	93,480
Genencor International Inc *	3,800	62,320
Genesis HealthCare Corp *	19,600	686,588
Genta Inc * †	94,000	165,440
Gentiva Health Services Inc *	33,100	553,432
Geron Corp * †	51,600	411,252
GTx Inc * †	1,000	13,490
Guilford Pharmaceuticals Inc * †	50,900	251,955
Haemonetics Corp MA *	22,300	807,483
Hanger Orthopedic Group Inc * †	31,900	258,390
Healthcare Services Group Inc	16,965	353,551
Hollis-Eden Pharmaceuticals Inc * †	21,100	198,762
Hologic Inc *	23,300	640,051
Hooper Holmes Inc †	56,300	333,296
Human Genome Sciences Inc * †	141,200	1,697,224
ICU Medical Inc * †	15,400	421,036
IDX Systems Corp * †	23,100	796,026
I-Flow Corp * †	16,200	295,326
Illumina Inc *	23,900	226,572
Immucor Inc *	56,529	1,328,997
ImmunoGen Inc * †	50,900	449,956
Immunomedics Inc * †	47,600	144,704
Impax Laboratories Inc * †	59,100	938,508
Incyte Corp * †	79,300	792,207
Indevus Pharmaceuticals Inc * †	56,400	336,144
Inkine Pharmaceutical Co Inc * †	38,900	211,227
Inspire Pharmaceuticals Inc * †	39,900	669,123
Integra LifeSciences Holdings Corp * †	23,600	871,548
InterMune Inc * †	32,800	434,928
Intuitive Surgical Inc * †	33,400	1,336,668
Invacare Corp †	30,500	1,410,930
Inverness Medical Innovations Inc * †	11,300	283,630
Isis Pharmaceuticals Inc * †	59,300	349,870
Isolagen Inc * †	32,300	254,201
Ista Pharmaceuticals Inc * †	7,200	72,864
Kensey Nash Corp * †	13,600	469,608
Keryx Biopharmaceuticals Inc * †	19,400	224,458
Kindred Healthcare Inc * †	27,200	814,640
KOS Pharmaceuticals Inc *	13,600	511,904
Kosan Biosciences Inc * †	32,300	223,839
KV Pharmaceutical Co ‘A’ * †	37,250	821,362
Kyphon Inc * †	25,000	644,000
LabOne Inc *	22,491	720,612
Landauer Inc †	9,400	429,580
Lannett Co Inc * †	3,700	36,445
Laserscope Inc * †	21,600	775,656
LCA-Vision Inc	21,000	491,190
Lexicon Genetics Inc * †	64,200	497,871
LifeCell Corp * †	39,100	399,602
LifePoint Hospitals Inc * †	43,700	1,521,634
Ligand Pharmaceuticals Inc ‘B’ * †	84,500	983,580
Luminex Corp *	24,300	215,784
Magellan Health Services Inc * †	27,600	942,816
MannKind Corp * †	6,400	100,800
Marshall Edwards Inc * † (Australia)	1,000	8,945
Matria Healthcare Inc * †	14,908	582,456
Maxim Pharmaceuticals Inc * †	39,500	119,290
Maxygen Inc * †	21,100	269,869
Medarex Inc * †	90,500	975,590
MedCath Corp *	10,400	256,256
Medical Action Industries Inc * †	14,500	285,650
Medicines Co * †	53,700	1,546,560
Mentor Corp †	50,800	1,713,992
Merit Medical Systems Inc *	32,165	491,481
Microtek Medical Holdings Inc * †	36,600	148,596
Microvision Inc * †	27,800	194,600
Molecular Devices Corp * †	19,100	383,910
Molina Healthcare Inc * †	9,500	440,610
Myogen Inc * †	8,000	64,560
Myriad Genetics Inc * †	31,100	700,061
Nabi Biopharmaceuticals *	65,900	965,435
Nanogen Inc * †	49,700	365,792
National Healthcare Corp †	5,200	183,560
NeighborCare Inc *	45,100	1,385,472
Neopharm Inc * †	26,527	331,853
Neurogen Corp * †	19,300	180,648
NitroMed Inc * †	1,500	39,975
Northfield Laboratories Inc * †	27,400	617,870
Noven Pharmaceuticals Inc * †	30,200	515,212
NPS Pharmaceuticals Inc * †	39,500	722,060
NuVasive Inc *	14,600	149,650
Nuvelo Inc * †	38,766	381,845
OCA Inc * †	58,300	370,205
Ocular Sciences Inc *	25,600	1,254,656
Odyssey HealthCare Inc * †	45,050	616,284
Omnicell Inc * †	21,900	240,900
Onyx Pharmaceuticals Inc * †	35,700	1,156,323
Option Care Inc †	21,450	368,726
OraSure Technologies Inc * †	45,400	305,088
Orthologic Corp *	48,200	301,250
Orthovita Inc * †	61,200	256,428
Oscient Pharmaceutical Corp * †	56,500	206,225
Owens & Minor Inc †	44,900	1,264,833
Pain Therapeutics Inc * †	36,600	263,886
Palatin Technologies Inc *	45,300	120,498
Palomar Medical Technologies Inc * †	9,400	245,058

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Par Pharmaceutical Cos Inc * †	45,900	$1,899,342
PAREXEL International Corp * †	35,000	710,500
Pediatrix Medical Group Inc *	28,300	1,812,615
Penwest Pharmaceuticals Co *	24,700	295,412
Peregrine Pharmaceuticals Inc * †	140,700	164,619
Perrigo Co	77,400	1,336,698
Per-Se Technologies Inc * †	31,266	494,941
Pharmacyclics Inc * †	17,600	184,272
Pharmion Corp * †	15,400	650,034
Pharmos Corp * †	84,100	119,422
PolyMedica Corp †	30,000	1,118,700
Possis Medical Inc * †	20,600	277,688
POZEN Inc * †	37,100	269,717
Praecis Pharmaceuticals Inc * †	59,000	112,100
Priority Healthcare Corp ‘B’ * †	35,500	772,835
Progenics Pharmaceuticals Inc *	9,700	166,452
Province Healthcare Co *	56,250	1,257,188
ProxyMed Inc * †	2,300	22,586
PSS World Medical Inc *	84,200	1,053,763
Psychiatric Solutions Inc *	13,800	504,528
Quality Systems Inc * †	4,200	251,160
Quidel Corp *	47,200	239,776
Regeneration Technologies Inc * †	33,200	347,936
Regeneron Pharmaceuticals Inc * †	38,600	355,506
RehabCare Group Inc *	18,500	517,815
Renovis Inc * †	1,400	20,132
Res-Care Inc *	13,600	206,992
Rigel Pharmaceuticals Inc * †	7,400	180,708
Salix Pharmaceuticals Ltd * †	44,400	780,996
Santarus Inc * †	3,500	31,710
SciClone Pharmaceuticals Inc * †	60,100	222,370
Seattle Genetics Inc WA * †	44,500	290,585
Select Medical Corp	100,200	1,763,520
Serologicals Corp * †	37,800	836,136
SFBC International Inc * †	11,800	466,100
Sierra Health Services Inc * †	28,200	1,554,102
SOLA International Inc *	32,200	886,788
Sonic Innovations Inc * †	29,200	121,764
SonoSite Inc * †	16,800	570,360
Specialty Laboratories Inc * †	3,400	37,536
STERIS Corp *	74,700	1,771,884
Sunrise Senior Living Inc * †	20,900	968,924
SuperGen Inc * †	50,700	357,435
SurModics Inc * †	20,100	653,451
Sybron Dental Specialties Inc * †	44,532	1,575,542
Symbion Inc * †	4,500	99,360
Tanox Inc * †	32,000	486,400
Techne Corp *	48,900	1,902,210
Telik Inc * †	53,300	1,020,162
ThermoGenesis Corp * †	37,300	236,482
Third Wave Technologies Inc * †	16,900	145,340
Thoratec Corp * †	57,787	602,141
Transkaryotic Therapies Inc * †	37,900	962,281
Trimeris Inc * †	19,400	274,898
TriPath Imaging Inc * †	23,600	211,692
United Surgical Partners International Inc * †	29,500	1,230,150
United Therapeutics Corp * †	23,600	1,065,540
Urologix Inc * †	20,400	131,988
Valeant Pharmaceuticals International †	92,100	2,426,835
Ventana Medical Systems Inc * †	15,600	998,244
Vertex Pharmaceuticals Inc * †	94,200	995,694
Viasys Healthcare Inc * †	33,100	628,900
Vicuron Pharmaceuticals Inc * †	58,400	1,016,744
Vion Pharmaceuticals Inc * †	46,500	218,085
VistaCare Inc ‘A’ * †	13,400	222,842
VISX Inc *	66,100	1,710,007
Vital Signs Inc	6,200	241,304
WellCare Health Plans Inc * †	6,450	209,625
West Pharmaceutical Services Inc †	30,200	755,906
Wilson Greatbatch Technologies Inc *	24,600	551,532
Wright Medical Group Inc *	27,600	786,600
Young Innovations Inc	1,900	64,087
Zila Inc * †	66,100	282,908
ZOLL Medical Corp *	10,500	361,200
ZymoGenetics Inc * †	17,100	393,300

		155,911,261

Integrated Oils - 0.13%
Delta Petroleum Corp * †	23,700	371,616
Giant Industries Inc *	15,800	418,858
KCS Energy Inc * †	49,200	727,176
Mission Resources Corp * †	57,200	334,048

		1,851,698

Materials & Processing - 9.51%
A. Schulman Inc	40,300	862,823
AAON Inc *	4,700	75,529
Aceto Corp	23,400	445,536
Acuity Brands Inc	47,800	1,520,040
Airgas Inc	63,800	1,691,338
AK Steel Holding Corp * †	119,100	1,723,377
Albany International Corp ‘A’	30,028	1,055,784
Albemarle Corp	38,000	1,470,980
Aleris International Inc * †	36,000	609,120
Alico Inc * †	4,100	239,932
Allegheny Technologies Inc †	96,000	2,080,320
AMCOL International Corp †	24,600	494,214
American Vanguard Corp †	7,300	268,494
Ameron International Corp	9,400	356,260
Anchor Glass Container Corp †	5,600	37,632
Apogee Enterprises Inc	38,700	518,967
AptarGroup Inc	39,100	2,063,698
Arch Chemicals Inc	22,300	641,794
Armor Holdings Inc *	39,600	1,861,992
Avatar Holdings Inc * †	5,300	254,930
Barnes Group Inc	19,200	508,992
Bluegreen Corp * †	13,200	261,756
Brady Corp ‘A’ †	18,700	1,170,059
Brookfield Homes Corp †	13,300	450,870
Brush Engineered Materials Inc *	17,400	321,900
Buckeye Technologies Inc *	25,400	330,454
Building Material Holding Corp †	17,700	677,733
Cabot Microelectronics Corp * †	25,600	1,025,280
Calgon Carbon Corp †	38,800	352,304
Cambrex Corp	25,400	688,340
Caraustar Industries Inc * †	36,600	615,612
Carpenter Technology Corp	25,400	1,484,884
Century Aluminum Co *	20,300	533,078
Ceradyne Inc * †	20,250	1,158,502
Chesapeake Corp	21,100	573,076
CIRCOR International Inc	11,700	270,972
CLARCOR Inc	31,700	1,736,209
Cleveland-Cliffs Inc †	13,600	1,412,496
Coeur d’Alene Mines Corp * †	293,600	1,153,848
Comfort Systems USA Inc *	32,200	247,296
Commercial Metals Co †	33,200	1,678,592
Compass Minerals International Inc †	12,100	293,183
Consolidated-Tomoka Land Co FL	5,700	245,100
Corn Products International Inc	42,000	2,249,520
Crompton Corp	130,119	1,535,404
Crown Holdings Inc *	191,800	2,635,332
Cytec Industries Inc	41,700	2,144,214
Delta & Pine Land Co	43,800	1,194,864
Deltic Timber Corp	11,300	479,685
DHB Industries Inc * †	28,000	533,120
Drew Industries Inc * †	10,800	390,636
Dycom Industries Inc * †	55,600	1,696,912
Eagle Materials Inc †	23,200	2,003,320

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
ElkCorp	25,350	$867,477
EMCOR Group Inc * †	17,300	781,614
Encore Wire Corp * †	18,150	241,940
Energy Conversion Devices Inc * †	21,900	423,108
EnerSys *	9,400	143,350
Ennis Inc	18,800	361,900
Exide Technologies *	26,800	369,304
Ferro Corp	47,900	1,110,801
First Acceptance Corp *	12,700	113,792
FMC Corp *	41,600	2,009,280
Georgia Gulf Corp	35,700	1,777,860
Gibraltar Industries Inc	25,199	595,200
Glatfelter	32,800	501,184
GrafTech International Ltd * †	108,000	1,021,680
Granite Construction Inc †	38,050	1,012,130
Graphic Packaging Corp * †	65,900	474,480
Great Lakes Chemical Corp	53,500	1,524,215
Greif Inc ‘A’ †	14,100	789,600
Griffon Corp * †	33,370	900,990
H.B. Fuller Co	32,800	935,128
Hecla Mining Co * †	150,100	875,083
Hercules Inc *	125,800	1,868,130
Hexcel Corp * †	18,000	261,000
InfraSource Services Inc *	2,100	27,300
Insituform Technologies Inc ‘A’ *	30,600	693,702
Integrated Electrical Services Inc * †	33,200	160,688
Interface Inc ‘A’ * †	50,600	504,482
International Precious Metals Corp * (Canada)	32,500	504
Jacuzzi Brands Inc *	86,200	749,940
Kaydon Corp †	36,300	1,198,626
Kronos Worldwide Inc	7,055	287,491
Layne Christensen Co * †	16,700	303,105
Lennox International Inc †	50,700	1,031,745
LNR Property Corp †	19,600	1,233,036
Lone Star Technologies Inc *	32,900	1,100,834
Longview Fibre Co	58,400	1,059,376
LSI Industries Inc	16,500	188,925
MacDermid Inc	29,600	1,068,560
Maverick Tube Corp * †	49,300	1,493,790
Medis Technologies Ltd * †	14,993	275,122
Metal Management Inc †	23,700	636,819
Metals USA Inc * †	18,700	346,885
MGP Ingredients Inc †	12,600	108,864
Minerals Technologies Inc †	23,500	1,567,450
Mobile Mini Inc * †	20,700	683,928
Mueller Industries Inc	43,300	1,394,260
Myers Industries Inc	29,679	379,891
NCI Building Systems Inc * †	25,600	960,000
NewMarket Corp *	13,400	266,660
NL Industries Inc *	9,000	198,900
NN Inc †	19,100	252,311
NS Group Inc * †	17,400	483,720
NuCO2 Inc * †	3,000	66,570
Octel Corp (United Kingdom)	14,200	295,502
Olin Corp	79,448	1,749,445
OM Group Inc *	35,000	1,134,700
OMNOVA Solutions Inc *	32,200	180,964
Oregon Steel Mills Inc * †	30,200	612,758
Penn Engineering & Manufacturing Corp	6,000	108,600
Perini Corp *	13,500	225,315
PolyOne Corp *	104,800	949,488
Pope & Talbot Inc	18,000	307,980
Potlatch Corp †	36,600	1,851,228
Quaker Chemical Corp †	9,400	233,496
Quanex Corp †	21,200	1,453,684
Quanta Services Inc * †	82,400	659,200
Reading International Inc ‘A’ * †	4,700	39,292
Reliance Steel & Aluminum Co	30,450	1,186,332
Rock-Tenn Co ‘A’ †	26,300	398,708
Rogers Corp * †	19,400	836,140
Royal Gold Inc †	25,700	468,768
RTI International Metals Inc *	22,900	470,366
Ryerson Tull Inc †	20,422	321,646
Schnitzer Steel Industries Inc ‘A’ †	21,550	731,192
Silgan Holdings Inc	11,600	707,136
Simpson Manufacturing Co Inc	37,600	1,312,240
Spartech Corp †	25,500	690,795
Steel Dynamics Inc †	51,400	1,947,032
Steel Technologies Inc †	7,000	192,570
Stepan Co	2,700	65,772
Stillwater Mining Co *	23,110	260,219
Sunterra Corp * †	27,500	386,100
Symyx Technologies Inc * †	32,200	968,576
Tarragon Corp * †	500	8,925
Tejon Ranch Co * †	5,150	210,120
Terra Industries Inc * †	33,600	298,368
Texas Industries Inc	27,200	1,696,736
The Mosaic Co *	135,500	2,211,360
The Shaw Group Inc * †	70,800	1,263,780
The Standard Register Co	18,400	259,808
Titanium Metals Corp * †	4,000	96,560
Trammell Crow Co *	37,600	680,936
Tredegar Corp	29,400	594,174
Trex Co Inc * †	11,800	618,792
U.S. Concrete Inc * †	11,100	85,137
Ultralife Batteries Inc * †	12,300	239,235
Universal Forest Products Inc †	21,800	946,120
URS Corp * †	32,100	1,030,410
USEC Inc	94,200	912,798
USG Corp * †	45,800	1,844,366
Valence Technology Inc * †	48,600	151,146
Valhi Inc †	22,259	358,147
Valmont Industries Inc	16,500	414,315
W.R. Grace & Co * †	87,300	1,188,153
Washington Group International Inc * †	28,900	1,192,125
Watsco Inc	22,800	803,016
Wausau-Mosinee Paper Corp	52,200	932,292
WCI Communities Inc * †	34,200	1,005,480
WD-40 Co †	23,500	667,635
Wellman Inc †	48,400	517,396
Westlake Chemical Corp	6,300	210,420
Wheeling-Pittsburgh Corp * †	3,700	142,598
York International Corp	47,300	1,633,742

		130,968,367

Multi-Industry - 0.41%
GenCorp Inc †	59,700	1,108,629
Kaman Corp ‘A’	24,500	309,925
Lancaster Colony Corp	28,200	1,208,934
Raven Industries Inc	14,800	315,388
Sequa Corp ‘A’ *	5,200	317,980
Trinity Industries Inc †	45,300	1,543,824
Walter Industries Inc †	27,000	910,710

		5,715,390

Producer Durables - 7.48%
A.O. Smith Corp	23,400	700,596
A.S.V. Inc * †	8,900	426,310
Actuant Corp ‘A’ * †	29,900	1,559,285
ADE Corp * †	7,500	140,400
Advanced Energy Industries Inc * †	24,300	221,859
American Superconductor Corp * †	23,000	342,470
Applied Films Corp *	16,900	364,364
Applied Industrial Technologies Inc	35,250	965,850
Applied Signal Technology Inc †	14,000	493,500
ARRIS Group Inc *	87,800	618,112
Artesyn Technologies Inc * †	45,000	508,500
Astec Industries Inc *	15,700	270,197

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Asyst Technologies Inc *	51,000	$259,590
ATMI Inc * †	34,500	777,285
Audiovox Corp ‘A’ * †	23,800	375,564
August Technology Corp *	14,300	150,579
Axcelis Technologies Inc *	116,600	947,958
Baldor Electric Co	32,400	891,972
BE Aerospace Inc *	42,300	492,372
Beazer Homes USA Inc †	18,986	2,775,943
Belden CDT Inc †	58,075	1,347,340
Brooks Automation Inc * †	51,412	885,315
Bucyrus International Inc ‘A’	7,150	290,576
C&D Technologies Inc	23,700	403,848
Cascade Corp †	12,200	487,390
C-COR Inc * †	43,800	407,340
Champion Enterprises Inc *	80,600	952,692
Cognex Corp	45,700	1,275,030
Cohu Inc †	30,200	560,512
Credence Systems Corp * †	104,340	954,711
CTS Corp †	40,900	543,561
CUNO Inc *	21,600	1,283,040
Curtiss-Wright Corp †	22,100	1,268,761
Cymer Inc * †	42,100	1,243,634
Darling International Inc * †	63,600	277,296
DDi Corp * †	22,200	70,596
Dionex Corp * †	21,200	1,201,404
Dominion Homes Inc *	4,600	116,026
Ducommun Inc * †	8,300	173,055
Dupont Photomasks Inc *	19,400	512,354
Duratek Inc *	17,200	428,452
Electro Scientific Industries Inc * †	37,111	733,313
Engineered Support Systems Inc	25,875	1,532,318
EnPro Industries Inc *	23,700	700,809
Entegris Inc * †	49,900	496,505
ESCO Technologies Inc *	15,200	1,165,080
Esterline Technologies Corp * †	25,100	819,515
FARO Technologies Inc *	14,800	461,464
Federal Signal Corp †	61,600	1,087,856
FEI Co *	27,300	573,300
Flanders Corp * †	24,300	233,280
Flowserve Corp * †	57,000	1,569,780
Franklin Electric Co Inc	15,000	633,900
FSI International Inc *	43,600	203,612
Gardner Denver Inc * †	22,600	820,154
General Binding Corp *	2,500	32,850
General Cable Corp * †	45,000	623,250
Genlyte Group Inc *	13,900	1,190,952
Headwaters Inc * †	41,500	1,182,750
Heico Corp †	19,400	438,246
Helix Technology Corp	34,100	592,999
IDEX Corp	56,850	2,302,425
Imagistics International Inc *	17,900	602,514
INTAC International Inc * †	4,200	54,600
InterDigital Communications Corp * †	59,900	1,323,790
Intevac Inc * †	11,100	83,916
Ionics Inc * †	24,500	1,061,830
Itron Inc * †	27,900	667,089
JLG Industries Inc †	50,000	981,500
Joy Global Inc	58,135	2,524,803
Kadant Inc *	11,220	230,010
Keithley Instruments Inc †	12,200	240,340
Kennametal Inc	43,900	2,184,903
Kimball International Inc ‘B’	24,800	367,288
Kulicke & Soffa Industries Inc * †	65,700	566,334
Levitt Corp ‘A’ †	19,100	583,887
Lincoln Electric Holdings Inc	38,500	1,329,790
Lindsay Manufacturing Co †	18,500	478,780
Littelfuse Inc * †	25,200	860,832
LTX Corp *	69,700	535,993
M/I Homes Inc †	13,900	766,029
Magnetek Inc *	35,700	246,330
MasTec Inc * †	26,600	268,926
Mattson Technology Inc * †	38,300	431,258
Measurement Specialties Inc * †	8,600	218,956
Meritage Homes Corp * †	12,000	1,352,400
Metrologic Instruments Inc * †	11,900	252,875
Middleby Corp †	6,600	334,752
Milacron Inc * †	85,813	290,906
Mine Safety Appliances Co †	21,559	1,093,041
MKS Instruments Inc * †	37,100	688,205
Moog Inc ‘A’ *	32,975	1,495,416
MTC Technologies Inc * †	8,300	278,631
MTS Systems Corp	28,400	960,204
Mykrolis Corp *	41,800	592,306
NACCO Industries Inc ‘A’ †	5,400	569,160
Nordson Corp	30,400	1,218,128
Orbital Sciences Corp * †	58,100	687,323
Orleans Homebuilders Inc * †	2,800	55,580
Palm Harbor Homes Inc * †	15,400	259,952
Paxar Corp * †	39,600	877,932
Photon Dynamics Inc * †	19,000	461,320
Photronics Inc *	35,700	589,050
Powell Industries Inc *	7,400	136,826
Power-One Inc * †	73,100	652,052
Powerwave Technologies Inc * †	90,200	764,896
Presstek Inc * †	36,800	356,224
RAE Systems Inc * †	28,600	208,780
Rayovac Corp *	36,800	1,124,608
Regal-Beloit Corp †	30,100	860,860
Robbins & Myers Inc †	12,400	295,492
Rofin-Sinar Technologies Inc * †	20,400	865,980
Rudolph Technologies Inc * †	16,600	285,022
SBA Communications Corp ‘A’ *	61,900	574,432
Semitool Inc * †	14,900	138,272
Skyline Corp †	7,300	297,840
Sonic Solutions * †	17,600	394,944
SpatiaLight Inc * †	15,800	141,410
SpectraLink Corp	21,800	309,124
Standex International Corp †	14,000	398,860
Stewart & Stevenson Services Inc	36,600	740,418
Symmetricom Inc *	51,300	498,123
Taser International Inc * †	63,000	1,990,170
Technical Olympic USA Inc	5,199	131,951
Technitrol Inc *	46,200	840,840
Tecumseh Products Co ‘A’ †	21,700	1,037,260
Teledyne Technologies Inc *	42,700	1,256,661
Tennant Co	8,700	344,955
Terayon Communication Systems Inc * †	76,400	207,044
Terex Corp *	54,900	2,615,985
The Gorman-Rupp Co †	6,000	138,000
The Manitowoc Co Inc	34,050	1,281,982
Thomas & Betts Corp * †	62,700	1,928,025
Thomas Industries Inc	13,100	522,952
TransAct Technologies Inc * †	11,900	254,184
TRC Cos Inc * †	8,350	141,950
Triumph Group Inc *	14,400	568,800
Ultratech Inc * †	24,200	456,170
United Industrial Corp NY	17,200	666,328
Varian Semiconductor Equipment Associates Inc * †	38,600	1,422,410
Veeco Instruments Inc *	31,700	667,919
Vicor Corp †	21,900	287,109
Viisage Technology Inc * †	32,800	295,528
Watts Water Technologies Inc ‘A’ †	27,400	883,376
William Lyon Homes * †	4,800	337,152
Woodhead Industries Inc	13,900	222,817
Woodward Governor Co	11,100	794,871

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
X-Rite Inc	23,700	$379,437
Zygo Corp *	20,300	239,337

		102,984,252

Technology - 11.67%
@Road Inc *	35,900	248,069
Actel Corp *	35,600	624,424
ActivCard Corp *	55,300	492,170
Actuate Corp *	41,300	105,315
Adaptec Inc *	137,300	1,042,107
Advanced Digital Information Corp * †	73,400	735,468
Aeroflex Inc * †	77,898	944,124
Agile Software Corp DE *	59,900	489,383
Agilysys Inc †	33,100	567,334
Airspan Networks Inc * †	45,200	245,436
Alliance Semiconductor Corp *	23,300	86,210
Altiris Inc * †	21,200	751,116
AMIS Holdings Inc *	30,500	503,860
Anaren Inc *	28,700	371,952
Anixter International Inc	37,600	1,353,224
Ansoft Corp *	2,100	42,420
Answerthink Inc *	41,200	191,992
ANSYS Inc *	38,000	1,218,280
Anteon International Corp *	27,400	1,146,964
Ariba Inc * †	73,837	1,225,700
Ascential Software Corp * †	72,800	1,187,368
AsiaInfo Holdings Inc * † (China)	40,400	240,784
Aspect Communications Corp *	46,500	518,010
Aspen Technology Inc * †	57,200	355,212
Atheros Communications Inc * †	4,900	50,225
Authentidate Holding Corp * †	27,200	168,368
Avanex Corp * †	67,100	222,101
BEI Technologies Inc	15,600	481,728
Bel Fuse Inc ‘B’ †	11,900	402,101
Benchmark Electronics Inc * †	47,100	1,606,110
BioVeris Corp *	24,900	182,019
Black Box Corp †	20,500	984,410
Blackboard Inc * †	5,350	79,234
Blue Coat Systems Inc * †	12,300	228,903
Borland Software Corp *	92,400	1,079,232
Broadwing Corp * †	44,709	407,299
Brocade Communications Systems Inc * †	283,500	2,165,940
CACI International Inc ‘A’ * †	33,300	2,268,729
California Micro Devices Corp *	18,400	130,456
Captaris Inc * †	24,700	127,452
Carrier Access Corp * †	17,700	189,036
Catapult Communications Corp *	4,200	101,472
Checkpoint Systems Inc *	43,000	776,150
Cherokee International Corp * †	2,400	23,064
Chordiant Software Inc *	80,400	183,312
CIBER Inc * †	58,300	562,012
Cirrus Logic Inc * †	84,600	466,146
Coherent Inc *	36,800	1,120,192
CommScope Inc * †	66,400	1,254,960
Comtech Telecommunications Corp * †	19,400	729,634
Concord Communications Inc * †	26,700	295,836
Concur Technologies Inc * †	25,700	228,987
Constellation 3D Inc *	1,200	—
Covansys Corp *	16,800	257,040
Cray Inc * †	98,000	456,680
CSG Systems International Inc * †	66,000	1,234,200
Cubic Corp †	17,092	430,206
CyberGuard Corp *	15,900	100,170
CyberOptics Corp * †	11,200	166,544
CycleLogic Inc *	19	1
Daktronics Inc * †	16,500	410,685
Dendrite International Inc *	41,350	802,190
Digi International Inc *	17,100	293,949
Digimarc Corp * †	20,800	193,856
Digital River Inc * †	34,800	1,448,028
Digitas Inc *	53,971	515,423
Diodes Inc *	8,200	185,566
Ditech Communications Corp *	30,900	461,955
Dot Hill Systems Corp *	49,600	388,864
DRS Technologies Inc *	27,301	1,166,026
DSP Group Inc *	35,500	792,715
E.piphany Inc *	86,900	419,727
Eagle Broadband Inc * †	153,300	101,178
Echelon Corp * †	32,000	270,080
eCollege.com * †	22,800	259,008
EDO Corp	20,300	644,525
Electronics for Imaging Inc * †	58,300	1,015,003
Embarcadero Technologies Inc *	19,200	180,672
EMS Technologies Inc *	12,700	211,074
Emulex Corp * †	89,600	1,508,864
Enterasys Networks Inc *	236,400	425,520
Entrust Inc *	58,600	222,094
Epicor Software Corp * †	43,600	614,324
EPIQ Systems Inc * †	15,650	229,116
Equinix Inc * †	9,100	388,934
ESS Technology Inc *	39,200	278,712
Exar Corp *	53,300	756,327
Excel Technology Inc *	13,700	356,200
Extreme Networks Inc *	119,900	785,345
F5 Networks Inc *	39,400	1,919,568
FalconStor Software Inc * †	33,700	322,509
FileNet Corp *	47,700	1,228,752
Finisar Corp * †	161,700	368,676
FormFactor Inc * †	27,700	751,778
Gartner Inc ‘A’ * †	73,160	911,574
Gartner Inc ‘B’ *	4,600	56,534
Gateway Inc *	254,800	1,531,348
Genesis Microchip Inc * †	36,700	595,274
Harmonic Inc * †	83,900	699,726
Herley Industries Inc * †	16,800	341,712
Hutchinson Technology Inc * †	29,800	1,030,186
Hyperion Solutions Corp * †	52,100	2,428,902
Identix Inc * †	100,925	744,826
iGate Corp *	14,500	58,725
II-VI Inc *	12,700	539,623
Imation Corp	37,700	1,199,991
Infocrossing Inc * †	13,200	223,476
InFocus Corp *	53,600	490,976
Infonet Services Corp ‘B’ *	42,900	86,658
Informatica Corp *	88,100	715,372
Innovative Solutions & Support Inc * †	11,700	390,312
Integrated Device Technology Inc *	113,800	1,315,528
Integrated Silicon Solutions Inc * †	40,600	332,920
Intergraph Corp * †	45,689	1,230,405
Intermagnetics General Corp * †	33,078	840,512
Internet Capital Group Inc * †	52,200	469,800
Internet Security Systems Inc *	43,800	1,018,350
Inter-Tel Inc †	27,500	752,950
InterVideo Inc * †	13,700	181,251
InterVoice Inc *	41,100	548,685
Interwoven Inc *	46,275	503,472
Iomega Corp * †	66,560	368,742
Ixia *	30,100	505,981
IXYS Corp *	20,900	215,688
j2 Global Communications Inc * †	18,700	645,150
JDA Software Group Inc *	35,400	482,148
Jupitermedia Corp * †	23,100	549,318
Kanbay International Inc * †	4,500	140,850
Keane Inc *	58,400	858,480
KEMET Corp * †	99,600	891,420
Keynote Systems Inc *	11,300	157,296
Kintera Inc * †	1,100	9,911
Komag Inc * †	36,200	679,836

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Kopin Corp *	80,200	$310,374
KVH Industries Inc * †	21,100	206,780
LaserCard Corp * †	17,100	179,379
Lattice Semiconductor Corp * †	129,100	735,870
Lawson Software Inc *	50,700	348,309
LeCroy Corp * †	4,900	114,366
Lexar Media Inc * †	81,000	635,040
Lionbridge Technologies Inc *	44,900	301,728
Macrovision Corp *	53,500	1,376,020
Magma Design Automation Inc * †	28,200	354,192
Manhattan Associates Inc * †	31,400	749,832
ManTech International Corp ‘A’ *	17,800	422,572
Manugistics Group Inc * †	80,800	231,896
MAPICS Inc *	33,700	355,535
MapInfo Corp *	28,300	339,034
MatrixOne Inc * †	58,000	379,900
Maxwell Technologies Inc * †	8,200	83,148
McDATA Corp ‘A’ * †	122,400	729,504
Mentor Graphics Corp * †	83,100	1,270,599
Mercury Computer Systems Inc * †	28,100	834,008
Merge Technologies Inc * †	8,100	180,225
Merix Corp * †	26,600	306,432
Methode Electronics Inc	40,600	521,710
Micrel Inc *	72,500	798,950
Micromuse Inc *	89,600	497,280
Micros Systems Inc *	21,100	1,647,066
Microsemi Corp *	68,300	1,185,688
MicroStrategy Inc ‘A’ * †	15,435	929,959
Microtune Inc * †	40,800	249,288
Mindspeed Technologies Inc * †	113,800	316,364
MIPS Technologies Inc *	36,400	358,540
Mobility Electronics Inc * †	20,900	179,322
Monolithic System Technology Inc * †	15,700	97,811
MRO Software Inc *	22,400	291,648
MRV Communications Inc * †	120,800	443,336
MSC.Software Corp * †	23,000	240,810
NEON Communications Inc * +	1,500	—
Net2Phone Inc * †	54,700	185,980
NetGear Inc * †	19,100	347,429
NetIQ Corp *	65,256	796,776
NetScout Systems Inc *	17,900	124,942
Network Equipment Technologies Inc * †	35,100	344,682
Newport Corp *	46,100	650,010
NMS Communications Corp *	43,200	272,592
Novatel Wireless Inc * †	18,100	350,778
OmniVision Technologies Inc * †	67,900	1,245,965
ON Semiconductor Corp * †	150,900	685,086
Open Solutions Inc *	16,500	428,340
Openwave Systems Inc * †	73,599	1,137,841
Oplink Communications Inc *	122,300	240,931
OPNET Technologies Inc * †	13,500	113,670
Opsware Inc * †	50,600	371,404
Optical Communication Products Inc *	5,300	13,250
OSI Systems Inc * †	15,100	342,921
Overland Storage Inc * †	15,600	260,364
Packeteer Inc * †	37,500	541,875
palmOne Inc * †	48,877	1,542,069
PalmSource Inc * †	16,691	212,643
Paradyne Networks Inc *	32,400	116,316
Parametric Technology Corp *	290,800	1,712,812
Park Electrochemical Corp	19,750	428,180
PCTEL Inc *	31,300	248,209
PDF Solutions Inc * †	12,000	193,320
PEC Solutions Inc *	11,900	168,623
Pegasystems Inc *	4,500	38,385
Pericom Semiconductor Corp *	26,400	248,952
Perot Systems Corp ‘A’ *	85,100	1,364,153
Pinnacle Systems Inc *	78,700	480,070
Pixelworks Inc * †	46,300	525,042
Planar Systems Inc * †	16,700	187,541
Plexus Corp * †	49,300	641,393
PLX Technology Inc * †	26,500	275,600
Power Integrations Inc *	33,900	670,542
ProcureNet Inc * +	500	—
Progress Software Corp *	37,000	863,950
QAD Inc	7,900	70,468
Quantum Corp * †	183,400	480,508
Quest Software Inc * †	53,000	845,350
RadiSys Corp *	21,450	419,348
RealNetworks Inc * †	114,600	758,652
Redback Networks Inc * †	33,700	180,632
REMEC Inc * †	72,450	522,364
Retek Inc *	63,800	392,370
RF Micro Devices Inc * †	212,600	1,454,184
RSA Security Inc *	79,200	1,588,752
Safeguard Scientifics Inc * †	137,000	290,440
SafeNet Inc * †	26,492	973,316
salesforce.com Inc * †	8,250	139,755
Sapient Corp * †	96,600	764,106
SBS Technologies Inc *	23,500	328,060
ScanSoft Inc * †	92,356	386,972
ScanSource Inc * †	12,800	795,648
SeaChange International Inc * †	28,000	488,320
Secure Computing Corp *	47,000	469,060
SeeBeyond Technology Corp *	47,800	171,124
SERENA Software Inc * †	32,600	705,464
SI International Inc *	2,100	64,596
SigmaTel Inc * †	25,100	891,803
Silicon Graphics Inc * †	271,916	470,415
Silicon Image Inc * †	86,600	1,425,436
Silicon Storage Technology Inc *	92,900	552,755
Siliconix Inc *	6,700	244,483
SimpleTech Inc *	41,600	191,360
Sipex Corp * †	22,600	105,768
SiRF Technology Holdings Inc * †	8,100	103,032
Skyworks Solutions Inc * †	178,300	1,681,369
SoftBrands Inc * †	14	31
SonicWALL Inc * †	62,900	397,528
SPSS Inc *	12,100	189,244
SRA International Inc ‘A’ *	12,100	776,820
SS&C Technologies Inc	18,999	392,329
Staktek Holdings Inc *	2,800	12,992
Standard Microsystems Corp *	23,000	410,090
Stellent Inc * †	30,900	272,538
StorageNetworks Inc * +	2,800	—
Stratasys Inc * †	12,800	429,568
Stratex Networks Inc * †	96,300	217,638
Supertex Inc *	5,200	112,840
SupportSoft Inc * †	38,000	253,080
Sycamore Networks Inc *	194,600	790,076
Sykes Enterprises Inc *	28,600	198,770
Synaptics Inc *	28,800	880,704
SYNNEX Corp *	2,700	64,962
Syntel Inc †	3,700	64,898
Sypris Solutions Inc	7,500	114,825
Talx Corp	19,290	497,489
Tekelec * †	61,800	1,263,192
Terremark Worldwide Inc *	277,600	177,664
Tessera Technologies Inc *	23,600	878,156
The Titan Corp *	68,600	1,111,320
The TriZetto Group Inc *	25,400	241,300
The Ultimate Software Group Inc *	23,300	295,444
Tier Technologies Inc ‘B’ * †	18,300	169,275
TippingPoint Technologies Inc * †	1,300	60,710
Transaction Systems Architects Inc ‘A’ *	45,700	907,145
Transmeta Corp DE * †	163,400	266,342
Trident Microsystems Inc * †	15,900	265,848
Trimble Navigation Ltd * †	60,750	2,007,180

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
Tripath Technology Inc * †	23,000	$28,750
TriQuint Semiconductor Inc * †	155,704	692,883
TTM Technologies Inc *	41,100	484,980
Tumbleweed Communications Corp *	41,000	136,940
Tyler Technologies Inc * †	42,000	351,120
Ulticom Inc * †	5,900	94,577
Universal Display Corp *	21,800	196,200
UNOVA Inc * †	57,800	1,461,762
Varian Inc *	39,700	1,628,097
Verint Systems Inc *	10,800	392,364
Verity Inc *	34,100	447,392
Verso Technologies Inc * †	121,700	87,624
ViaSat Inc *	23,800	577,626
VIASYSTEMS Group Inc * +	10,000	—
Vignette Corp *	330,400	459,256
Vitesse Semiconductor Corp * †	245,800	867,674
WatchGuard Technologies Inc *	43,700	193,591
WebEx Communications Inc * †	34,500	820,410
webMethods Inc * †	59,800	431,158
Websense Inc *	26,200	1,328,864
Westell Technologies Inc ‘A’ *	61,600	418,880
Wind River Systems Inc * †	87,000	1,178,850
Witness Systems Inc *	28,500	497,610
WJ Communications Inc *	56,000	192,640
Xybernaut Corp * †	159,900	196,677
Zhone Technologies Inc *	39,175	101,463
Zix Corp * †	31,300	161,195
Zoran Corp *	51,406	595,281

		160,782,945

Utilities - 3.99%
AirGate PCS Inc * †	10,100	359,560
Alamosa Holdings Inc * †	64,600	805,562
Alaska Communications Systems Group Inc †	21,200	182,956
American States Water Co	17,450	453,700
Aquila Inc * †	217,400	802,206
Atmos Energy Corp †	92,600	2,532,610
Avista Corp	57,500	1,016,025
Black Hills Corp †	38,400	1,178,112
Boston Communications Group Inc * †	21,000	194,040
California Water Service Group †	18,200	685,230
Cascade Natural Gas Corp †	18,500	392,200
Centennial Communications Corp *	2,100	16,653
Central Vermont Public Service Corp	13,800	320,988
CH Energy Group Inc †	18,300	879,315
Cincinnati Bell Inc *	262,900	1,091,035
Cleco Corp	59,000	1,195,340
CMS Energy Corp * †	240,700	2,515,315
Commonwealth Telephone Enterprises Inc *	27,300	1,355,718
Connecticut Water Service Inc †	6,350	168,212
CT Communications Inc †	21,600	265,680
D&E Communications Inc	13,700	165,085
Dobson Communications Corp ‘A’ *	141,500	243,380
Duquesne Light Holdings Inc †	81,100	1,528,735
El Paso Electric Co *	60,600	1,147,764
Energen Corp †	39,600	2,334,420
EnergySouth Inc	12,600	353,304
General Communication Inc ‘A’ *	57,300	632,592
Golden Telecom Inc † (Russia)	16,200	428,004
IDACORP Inc	45,700	1,397,049
IMPSAT Fiber Networks Inc * + (Argentina)	1,600	—
Intrado Inc * †	19,800	239,580
Iowa Telecommunications Services Inc	23,000	496,110
ITC^DeltaCom Inc * †	3,200	5,472
Mediacom Communications Corp ‘A’ * †	72,200	451,250
MGE Energy Inc	17,500	630,525
Middlesex Water Co †	18,166	344,064
New Jersey Resources Corp	34,500	1,495,230
Nicor Inc †	47,000	1,736,180
North Pittsburgh Systems Inc	12,500	309,125
Northwest Natural Gas Co †	33,000	1,113,420
Otter Tail Corp	27,800	709,734
Peoples Energy Corp †	40,100	1,762,395
Piedmont Natural Gas Co Inc †	81,600	1,896,384
PNM Resources Inc †	74,899	1,894,196
Price Communications Corp * †	45,922	853,690
Primus Telecommunications Group Inc * †	96,400	306,552
PTEK Holdings Inc * †	58,700	628,677
Shenandoah Telecommunications Co	4,200	125,790
Sierra Pacific Resources Corp * †	134,066	1,407,693
SJW Corp	5,200	189,280
South Jersey Industries Inc	18,500	972,360
Southern Union Co * †	66,067	1,584,287
Southwest Gas Corp	39,400	1,000,760
Southwest Water Co †	29,393	395,331
Southwestern Energy Co *	45,500	2,306,395
SureWest Communications †	15,800	447,930
Talk America Holdings Inc * †	39,666	262,589
The Empire District Electric Co †	34,900	791,532
The Laclede Group Inc	24,900	775,635
Time Warner Telecom Inc ‘A’ * †	60,500	263,780
Triton PCS Holdings Inc ‘A’ *	28,700	98,154
Ubiquitel Inc *	94,600	673,552
UIL Holdings Corp	15,000	769,500
UniSource Energy Corp †	40,100	966,811
USA Mobility Inc * †	23,513	830,244
WGL Holdings Inc	51,600	1,591,344
XO Communications Inc ‘A’ * +	81,000	—

		54,966,341

Total Common Stocks (Cost $1,100,433,025)		1,291,935,941

	Principal
	Amount
CORPORATE BONDS - 0.00%
Autos & Transportation - 0.00%
TIMCO Aviation Services Inc 8.000% due 01/02/07	$362	20

Total Corporate Bonds (Cost $0)		20

SHORT-TERM INVESTMENT - 5.93%
Repurchase Agreement - 5.93%
State Street Bank and Trust Co 1.500% due 01/03/05 (Dated 12/31/04, repurchase price of $81,681,209; collateralized by U.S. Treasury Bills 2.365% due 05/26/05 and market value $48,960,450; and U.S. Treasury Notes 3.000% due 02/15/09 and market value $34,345,463)	81,671,000	81,671,000

Total Short-Term Investment (Cost $81,671,000)		81,671,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.71% (Cost $1,182,104,025)		1,373,606,961

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2004

	Shares	Value
SECURITIES LENDING COLLATERAL - 24.89%
State Street Navigator Securities Lending Prime Portfolio 2.203% r (Cost $342,920,356)	342,920,356	$342,920,356

TOTAL INVESTMENTS - 124.60% (Cost $1,525,024,381)		1,716,527,317

OTHER ASSETS & LIABILITIES, NET — (24.60%)		(338,965,598)

NET ASSETS - 100.00%		$1,377,561,719

Notes to Schedule of Investments

(a) The amount of $4,055,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts as of December 31, 2004:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

Russell 2000 (03/05)	262	$84,349,500	$1,316,771

(b) As of December 31, 2004, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investment & Securities Lending Collateral	30.82%
Financial Services	21.87%
Consumer Discretionary	17.03%
Technology	11.67%
Health Care	11.32%
Materials & Processing	9.51%
Producer Durables	7.48%
Energy	4.51%
Autos & Transportation	4.29%
Utilities	3.99%
Consumer Staples	1.57%
Multi-Industry	0.41%
Integrated Oils	0.13%

124.60%
Other Assets & Liabilities, Net	(24.60%)

100.00%

See explanation of symbols and terms on page 22

PACIFIC SELECT FUND
Explanation of Symbols and Terms
Schedule of Investments
December 31, 2004

Explanation of Symbols for Schedules of Investments

*	Non-income producing securities.
†	Securities (or a portion of securities) on loan as of December 31, 2004.
+	Securities were fair valued under procedures established by the Board of Trustees.
r	Rate shown reflects 7-day yield as of December 31, 2004.

Explanation of Terms for Schedules of Investments

OTC	Over the Counter

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures

(a)	The Chairman of the Board, President and Treasurer have concluded that Pacific Select Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to Pacific Select Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in Pacific Select Fund’s internal control over financial reporting that occurred during the Fund’s most recent fiscal half-year (the Fund’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 hereof.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund
By:	/s/ GLENN S. SCHAFER
GLENN S. SCHAFER
President
Date:	March 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS C. SUTTON
THOMAS C. SUTTON
Chairman of the Board of Trustees
Date:	March 4, 2005

By:	/s/ GLENN S. SCHAFER
GLENN S. SCHAFER
President
Date:	March 4, 2005

By:	/s/ BRIAN D. KLEMENS
BRIAN D. KLEMENS
Treasurer (Principal Financial and Accounting Officer)
Date:	March 4, 2005